SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITES                    [ ]
   ACT OF 1933 (File No. 2-39663)

Pre-effective Amendment No.                                   [ ]
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Post-Effective Amendment No. 50                               [X]
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                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT                   [X]
   COMPANY ACT OF 1940 (File No. 811-2168)

Amendment No. 30                                              [ ]
(Check appropriate box or boxes)

                            ACTIVA MUTUAL FUND TRUST

               (Exact Name of Registrant as Specified in Charter)
2905 Lucerne Dr SE, Suite 200, Grand Rapids, Michigan         49546-7116
(Address of Principal Executive Office)                       (Zip Code)

       Registrant's Telephone Number, including Area Code: (616) 787-6288

                   James J. Rosloniec, President and Treasurer
                               Activa Mutual Fund
                         2905 Lucerne Dr, SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
    [ ]  immediately upon filing pursuant to paragraph (b)
    [X]  on April 27, 2001 pursuant to paragraph (b)
    [ ]  60 days after filing pursuant to paragraph (a) (1)
    [ ]  on (date) pursuant to paragraph (a) (1)
    [ ]  75 days after filing pursuant to paragraph (a) (2)
    [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

The Exhibit Index begins on Page C-1.

Activa
Prospectus
April 27, 2001


Activa Money Market Fund
   Sub-Adviser: JP Morgan Investment
   Management Inc.

Activa Intermediate Bond Fund
   Sub-Adviser: Van Kampen Management Inc.

Activa Value Fund
   Sub-Adviser: Wellington Management Co. LLP

Activa Growth Fund
   Sub-Adviser: State Street Research &
   Management Company

Activa International Fund
   Sub-Adviser: Nicholas-Applegate Capital
   Management


A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus. Any representation to the contrary is a criminal offense.


LOGO: Activa Mutual Funds

Activa Mutual Funds Prospectus
Contents

                                                                            Page

Facts at a Glance                                                              1

Activa Money Market Fund                                                       2

Activa Intermediate Bond Fund                                                  3

Activa Value Fund                                                              5

Activa Growth Fund                                                             7

Activa International Fund                                                      9

Expenses                                                                      11

Organization and Management

   Organization of the Funds                                                  12

   Investment Management                                                      12

   The Sub-Advisers                                                           12

   Fundamental Investment Policies                                            13

   Pricing of Fund Shares                                                     13

   Purchase of Shares                                                         13

   How Shares are Redeemed                                                    13

   Exchange Privilege                                                         15

   Additional Account Policies                                                15


                                                                            Page

   Internet Address                                                           15

   Retirement Plans                                                           15

   Dividend & Capital Gain

      Distributions to Shareholders                                           15

   Tax Consequences                                                           16

   Distribution Plan                                                          16

   Shareholder Inquiries                                                      16

Sub-Advisers Historical Performance                                           17

Risk Factors and Special Consideration

   International Investment Risks

      and Considerations                                                      18

   General Fixed Income

      Securities Risks                                                        19

   Other Risks                                                                20

Financial Highlights                                                          22


LOGO: Activa Mutual Funds
Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288  (800) 346-2670

Facts at a Glance

INVESTMENT OBJECTIVE

Each of the five Activa mutual funds (the "Funds") seeks a high return over time consistent with its particular investment strategy and level of potential risk. There is no assurance the funds will achieve their objective.


STRATEGIES AND RISKS/REWARD

Activa Money Market Fund. A money market fund which seeks as high a level of current income as is consistent with the preservation of capital and liquidity. The Fund invests in high quality money market securities. Risk/Reward. Lowest potential risk and reward.

Activa Intermediate Bond Fund. A bond fund which seeks as high a level of income as is consistent with moderate risk of capital and maintenance of liquidity. The Fund invests primarily in marketable debt securities. Risk/Reward. Potential for moderate to high income with commensurate share price fluctuation.

Activa Value Fund. A stock fund which seeks long-term growth of capital. The Fund invests primarily in stocks believed by the Fund to be undervalued by the marketplace with above-average potential for capital appreciation. Risk/Reward. Lower risk than a fund investing in growth stocks, but greater risk than a bond fund.

Activa Growth Fund. A stock fund which seeks long-term growth of capital appreciation. The Fund invests primarily in stocks believed by the Fund to have long-term growth potential. Risk/Reward. Lower risk than an international fund, but greater than a value fund.

Activa International Fund. A stock fund which seeks maximum long-term capital appreciation. The Fund invests primarily in common stocks of non-U.S. companies which the Fund believes have the potential for above-average growth or earnings.

Risk/Reward. The Fund's share price will fluctuate with changes in market, economic, and foreign currency exchange conditions. High potential risk and reward.

INVESTMENT MANAGEMENT

Activa Asset Management, LLC is responsible for the overall administration and management of each fund. Day-to-day decisions with respect to the purchase and sale of securities are made by each Fund's Sub-Adviser. The Sub-Advisers have been selected by Activa Asset Management, Inc. and the Board of Trustees of each Fund.


Lower Risk/Lower Reward

The Activa Money Market Fund

The Activa Intermediate Bond Fund

The Activa Value Fund

The Activa Growth Fund

Higher Risk/Higher Reward

The Activa International Fund


                                              ACTIVA Mutual Funds Prospectus   1

Activa Money Market Fund


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

INVESTMENT APPROACH

The Fund invests in a broad spectrum of high-quality U.S. dollar-denominated money market securities. The Fund's investments may include obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, as well as asset-backed securities, taxable municipal obligations, and other money market instruments. The average weighted maturity of the securities held by the fund will not exceed 90 days.

The Fund's Sub-Adviser, J.P. Morgan Investment Management Inc., analyzes a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, in order to establish the desired dollar weighted average maturity for the Fund. Investments are made across different sectors for diversification and to take advantage of yield spreads.

RISK FACTORS

Like any investment, an investment in the Fund is subject to risk. For example, the issuer or guarantor of a portfolio security could default on its obligation. Or an unexpected rise in interest rates could lead to a loss in share price. To the extent that the fund invests in foreign securities, the Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. For additional information regarding risk factors, please see "Risk and Special Considerations" starting on page 18.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2   ACTIVA Mutual Funds Prospectus

Activa Intermediate Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with moderate risk of capital and maintenance of liquidity.

INVESTMENT APPROACH

The Fund invests primarily in investment-grade debt securities, including U.S. Government and agency securities, corporate bonds, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. The average maturity of securities held by the Fund is expected to be three to ten years.

The Fund's Sub-Adviser, Van Kampen Management Inc., analyzes of a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, in order to establish the desired average maturity for the Fund. Investments are made across different sectors for diversification and to take advantage of yield spreads.

RISK FACTORS

Like any investment, an investment in the Fund is subject to risk. For example, the issuer of a portfolio security could default on its obligation. Or an unexpected rise in interest rates could lead to a loss in share price. For additional information regarding risk factors, please see "Risk and Special Considerations" starting on page 18.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Lehman Bros. Aggregate Bond.

As with all mutual funds, past performance is not a prediction of future results.

                                              ACTIVA Mutual Funds Prospectus   3

Activa Intermediate Bond Fund continued

YEAR-TO-YEAR PERFORMANCE



                               Annual Total Return
                      of the Activa Intermediate Bond Fund



Bar Chart:

1999*    0.63%
2000     9.83%



During the periods shown in the chart, the Fund's highest return for a quarter was 3.81% (quarter ending December 31, 2000), and the Fund's lowest return for a quarter was -0.31% (quarter ending December 31, 1999).

* Four month period ended December 31, 1999.


                                           Average Annual Total Return
--------------------------------------------------------------------------------
                                     One Year            Since Inception 8/30/99
Activa Intermediate Bond Fund          9.83%                       7.79%
Lehman Bros. Aggregate Bond*          11.63%                       9.44%


* The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.

4   ACTIVA Mutual Funds Prospectus

Activa Value Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital appreciation. Dividend income, may be a factor in portfolio selection but is secondary to the Fund's principal objective.

INVESTMENT APPROACH

The Fund invests primarily in common stocks of large and medium-size U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace.

The Fund's Sub-Adviser, Wellington Management Company, LLP, implements the construction of the Fund's portfolio based upon the analysis and input of the firm's industry analysts. These analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". Diversification is achieved by investing in a number of different industries and companies.

RISK FACTORS

Like any investment, an investment in the Fund is subject to risk. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. While investments are selected which the Sub-Adviser believes have potential for long-term appreciation, their value could decline. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 18.

PAST PERFORMANCE

The two tables below show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index").

As with all mutual funds, past performance is not a prediction of future results.

                                              ACTIVA Mutual Funds Prospectus   5

Activa Value Fund continued

YEAR-TO-YEAR PERFORMANCE

                              Annual Total Return
                            of the Activa Value Fund
BAR CHART:
1991     41.81%
1992     1.77%
1993     10.85%
1994     -5.87%
1995     30.55%
1996     23.18%
1997     22.47%
1998     10.17%
1999     -6.70%
2000     13.82%



During the periods shown in the chart, the Fund's highest return for a quarter was 20.53% (quarter ending March 31, 1991), and the Fund's lowest return for a quarter was -14.60% (quarter ending September 30, 1999).



                                           Average Annual Total Return
--------------------------------------------------------------------------------
                               One Year           Five Year             Ten Year
Activa Value Fund               13.82%             12.04%                 13.25%
Russell 1000 Value*              7.01%             16.91%                 17.37%
S&P 500*                        -9.10%             18.32%                 17.45%


* The S&P Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies, which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses.

6   ACTIVA Mutual Funds Prospectus

Activa Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

INVESTMENT APPROACH

The Fund invests primarily in stocks believed by the investment manager to have long-term growth potential. In selecting stocks, the Fund's Sub-Adviser, State Street Research & Management Company, seeks to identify large capitalization stocks with sustainable above average earnings growth, competitive advantages and leadership positions. Generally, the Fund invests in a diversified portfolio of stocks, consistent with the Sub-Adviser's general outlook and fundamental research on particular companies. Diversification is achieved by investing in a number of different industries and companies. Additionally, the Fund attempts to manage risk by employing fundamental and quantitative analysis. While the Fund emphasizes established companies, it may also invest in other types of companies.

RISK FACTORS

Like any investment, an investment in the Fund is subject to risk. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. While investments are selected which the Sub-Adviser believes have long-term growth potential, their value could decline. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 18.

PAST PERFORMANCE

The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500").

As with all mutual funds, past performance is not a prediction of future results.

                                              ACTIVA Mutual Funds Prospectus   7

Activa Growth Fund continued


YEAR-TO-YEAR PERFORMANCE

                               Annual Total Return
                            of the Activa Growth Fund

Bar Chart:
1999*     13.80%
2000     -11.01%


During the periods shown in the chart, the Fund's highest return for a quarter was 17.56% (quarter ending December 31, 1999), and the Fund's lowest return for a quarter was -13.07% (quarter ending December 31, 2000). * Four month period ended December 31, 1999.

                                        Average Annual Total Return
--------------------------------------------------------------------------------
                                  One Year               Since Inception 8/30/99
ACTIVA GROWTH FUND                -11.01%                         1.01%
S&P 500*                           -9.10%                         1.16%


* The Standard & Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


8   ACTIVA Mutual Funds Prospectus

Activa International Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital appreciation.

INVESTMENT APPROACH

The Fund invests primarily in common stocks of large and medium-sized non-U.S. companies which the Fund believes have the potential for above-average growth of earnings.

The Fund's Sub-Adviser, Nicholas-Applegate Capital Management, analyzes the financial conditions and competitiveness of individual companies worldwide. The Sub-Adviser uses a blend of fundamental and computer-assisted research to uncover signs of positive business developments which are not fully reflected in a company's stock price. Diversification is achieved by investing in a number of different countries, industries, and companies.

RISK FACTORS

Like any investment, an investment in the Fund is subject to risk. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Investments in international stocks are subject to certain additional risks, including changing currency values, different political and regulatory environments, and other market and economic factors in the countries where the Fund invests. While investments are selected which the Sub-Adviser believes have long-term growth potential, their value could decline. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page
18. The Sub-Adviser expects a high portfolio turnover rate which can be 200% or more. A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund's after tax performance.

PAST PERFORMANCE

The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australia and Far East Index and Standard and Poor's 500 Stock Index ("S&P 500").

As with all mutual funds, past performance is not a prediction of future results.

                                              ACTIVA Mutual Funds Prospectus   9

Activa International Fund continued

YEAR-TO-YEAR PERFORMANCE


                               Annual Total Return
                        of the Activa International Fund


Bar Chart:
1999*     42.14%
2000     -25.31%

During the periods shown in the chart, the Fund's highest return for a quarter was 42.14% (quarter ending December 31, 1999), and the Fund's lowest return for a quarter was -9.88% (quarter ending June 30, 2000).

*    Four month period ended December 31, 1999.


                                         Average Annual Total Return
--------------------------------------------------------------------------------
                                   One Year              Since Inception 8/30/99
Activa International Fund          -25.31%                         4.58%
MSCI EAFE*                         -13.96%                         1.29%
S&P 500*                            -9.10%                         1.16%


* The MSCI EAFE (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

** The Standard & Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


10   ACTIVA Mutual Funds Prospectus

Expenses

This Table describes the fees and expenses that you may pay if you buy and hold shares of each of the Funds.


                   Shareholder Transaction Expenses (Fees Paid
                  Directly from Your Investment) for each Fund.

  Maximum Sales Charge Imposed on Purchases                                 None
  Maximum Deferred Sales Charge                                             None
  Maximum Sales Charge Imposed on Reinvested Dividends                      None
  Exchange Fee                                                              None


                 Annual Fund Operating Expenses Paid by the Fund
                              Money Market   Bond     Value   Growth   International
   Management Fees                .35%       .34%     .50%     .69%        .85%
   Distribution & Service
     (12b-1) Fees                 -0-%       .15%     .15%     .15%        .15%
                              ------------------------------------------------------
                                  .64%       .71%    1.07%    1.27%       1.49%

Total Fund Operating Expenses for all Funds, are based upon total expenses incurred by each of the Funds for the year ended December 31, 2000. The Value Fund Operating Expenses are based upon total expenses incurred by the Fund for Class A for the year ended December 31, 2000. The maximum amount presently authorized by the Trustees is 0.15 of 1% for each Fund except the Money Market Fund.

The following example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year     3 Years     5 Years     10 Years
  Money Market Fund       $65.40     $204.86     $356.76      $798.38
  Bond Fund                72.52      227.04      395.09       882.52
  Value Fund              109.10      340.34      590.11      1305.65
  Growth Fund             129.37      402.76      696.93      1533.90
  International Fund     $151.61     $471.00     $813.19     $1779.48

                                             ACTIVA Mutual Funds Prospectus   11

Organization and Management

ORGANIZATION OF THE FUNDS

Each Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Funds are governed by a Board of Trustees, which meets regularly to review the Funds' investments, performance, expenses, and other business affairs. The policy of each Fund is that a majority of Board members will be independent of the Fund's Investment Adviser and Sub-Advisers.

INVESTMENT MANAGEMENT

Activa Asset Management LLC ("Activa") serves as the Investment Adviser of each Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for each Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Funds.

Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for each Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of each Fund. The Sub-Advisers make investment decisions on behalf of the Funds and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Funds, is responsible for paying their fees.

Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in a Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if a Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.

Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

THE SUB-ADVISERS

The Sub-Adviser of Activa Money Market Fund is J.P. Morgan Investment Management Inc., New York, New York. The Sub-Adviser is a subsidiary of J.P. Morgan & Co., Incorporated ("J.P. Morgan"). J.P. Morgan, through the Sub-Adviser and other subsidiaries, currently manages approximately $349 billion for individual and institutional investors. A team of portfolio managers and traders of the Sub-Adviser are responsible for the day-to-day management of Activa Money Market Fund.

The Sub-Adviser of Activa Intermediate Bond Fund is Van Kampen Management Inc., a wholly-owned subsidiary of Van Kampen Investments Inc. of Oakbrook Terrace, Illinois. Together with its affiliates, Van Kampen Management Inc. currently manages and/or supervises over $75 billion for institutional and individual investors. A team of officers of the Sub-Adviser is responsible for the day-to-day management of Activa Intermediate Bond Fund.

The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, Boston, Massachusetts. Wellington Management currently manages over $274 billion for institutional and individual investors. Doris Dwyer Chu, Vice President, is primarily responsible for the day-to-day management of Activa Value Fund. Ms. Chu joined Wellington Management in 1998. She was previously a partner and portfolio manager with Grantham, Mayo, Van Otterloo & Company (1985-1998).

The Sub-Adviser of Activa Growth Fund is State Street Research & Management Company, Boston, Massachusetts. State Street Research currently manages over $50 billion for individual and institutional investors. The Large Cap Growth

12   ACTIVA Mutual Funds Prospectus

Organization and Management continued

Team of State Street Research is responsible for the day-to-day management of Activa Growth Fund.

The Sub-Adviser of Activa International Fund is Nicholas-Applegate Capital Management, San Diego, California. Nicholas-Applegate currently manages over $30 billion for individual and institutional investors. The International/Global management team of Nicholas-Applegate is responsible for the day-to-day management of Activa International Fund.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies contained in each Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of each Fund may change any other policies or investment strategies.

PRICING OF FUND SHARES

The net asset value of each Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

Each Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES

In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment for each Fund is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

All purchases will be made at the Net Asset Value per share next calculated after the Fund receives your investment and application in proper form.

The National Association of Securities Dealers (NASD) has set up the NASD Regulation Public Disclosure Program to provide investors with information and education. A copy of the brochure "NASD Regulation's Public Disclosure Program:
An Information Service for Investors" may be obtained by contacting the NASD Regulation's Hotline Number at (800) 289-9999 or by visiting their website at www.nasdr.com.

HOW SHARES ARE REDEEMED

Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

By Mail: When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne S.E., Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank,


                                             ACTIVA Mutual Funds Prospectus   13

Organization and Management continued

broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

By Phone: At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

Special Circumstances: In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon

14   ACTIVA Mutual Funds Prospectus

Organization and Management continued

specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE

Shares of each Fund may be exchanged for shares of any other Activa Fund.

The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See `'How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the accounts are of the same type and the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES

If the value of your Fund account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record. The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS

Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

RETIREMENT PLANS

The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS

Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year.

All distributions may be received in cash or reinvested in additional shares of the Fund at their net asset value at the time of distribution. This election can be changed at any time by requesting a change in writing, signed by all account owners.

                                             ACTIVA Mutual Funds Prospectus   15

Organization and Management continued

TAX CONSEQUENCES

The Fund will make distributions of ordinary income and capital gains that will be taxable to shareholders, and subsequently, relieve the Fund of all federal income taxes. Distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Distributions, whether in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Shareholders will receive a statement (Form 1099-DIV) annually informing them of the amount of the income and capital gains which have been distributed by the Fund during the calendar year.

Shareholders may realize a capital gain or loss when shares are redeemed or exchanged. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.

DISTRIBUTION PLAN

The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of each Fund except the Money Market Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

SHAREHOLDER INQUIRIES

Shareholder inquiries regarding each Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the back cover of the Prospectus.

16   ACTIVA Mutual Funds Prospectus

Sub-Advisers Historical Performance

The following tables set forth historical performance information for the Sub-Adviser for each equity Fund. The performance information for each Sub-Adviser, is based upon the performance of a composite of accounts managed by each of the Sub-Advisers which have substantially equivalent investment objectives, policies, strategies and restrictions as each of the respective Funds. All performance information has been adjusted to reflect the expenses which are expected to be borne by the investors in each of the Activa Funds.

All information set forth in the tables relies on data supplied by each respective Sub-Adviser, or from statistical services, reports or other sources believed by each Sub-Adviser to be reliable. However, such information has not been verified and is unaudited. The historical performance information is that of the Sub-Advisers, not the Activa Funds, and the performance of the Funds may differ materially from the results shown below. Composites may consist of private accounts which, unlike mutual funds, are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended.


                                                                  Average Annual Returns for the
                                                                 Periods Ended December 31, 2000*

                                                  PAST 1 YEAR             PAST 5 YEARS              PAST 10 YEARS

      Wellington Management Company, LLP***         13.82%                   19.23%                      N/A
      Russell 1000 Value**                           7.01%                   16.90%                   17.37%
      S&P 500**                                     -9.10%                   18.32%                   17.45%

      State Street Research & Management Co.       -11.50%                   18.25%                   16.79%
      S&P 500**                                     -9.10%                   18.32%                   17.45%

      Nicholas-Applegate Capital Management        -24.90%                   18.93%                      N/A
      MSCI EAFE**                                  -13.96%                    7.13%                    8.25%

* All Sub-Adviser performance information has been adjusted to reflect the expenses which are expected to be borne by the investors in each of the Activa Funds.

** The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. The MSCI
     EAFE (Morgan Stanley Capital International Europe, Australia and Far East
     Index) represents an unmanaged index of over 1000 foreign common stock prices. Indices are not impacted by Fund operating expenses.

*** As of December 31, 2000 Wellington Management's historical performance information was derived from their Large Cap Research Value Composite consisting of 19 accounts having a total of $3.0 billion.

                                             ACTIVA Mutual Funds Prospectus   17

Risk Factors and Special Considerations

GENERAL INVESTMENT RISKS

Information about the principal investment strategies and related risks for each of the Funds is set forth in this Prospectus. Additional information about each Fund's investment strategies and risks is contained in the Statement of Additional Information which may be obtained by writing or telephoning the Fund.

Stock Market Risks. The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.

The Fund's Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.

Sector Risks. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more or less of the portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

INTERNATIONAL INVESTMENT RISKS AND CONSIDERATIONS

Foreign Securities. All of the Funds, except the Intermediate Bond Fund, may invest in foreign securities as a non-principal strategy. The International Fund invests in foreign securities as a principal strategy.

Currency Fluctuations. When a Fund invests in instruments issued by foreign companies, the principal, income and sales proceeds may be paid to the Fund in local foreign currencies. A reduction in the value of local currencies relative to the U.S. dollar could mean a corresponding reduction in the value of a Fund's investments. Also, a Fund may incur costs when converting from one currency to another.

Social, Political and Economic Factors. The economies of many of the countries where the Funds may invest may be subject to a substantially greater degree of social, political and economic instability than the United States. This instability might impair the financial conditions of issuers or disrupt the financial markets in which the Funds invest.

The economies of foreign countries may differ significantly from the economy of the United States as to, for example, the rate of growth of gross domestic product or rate of inflation. Governments of many foreign countries continue to exercise substantial control over private enterprise and own or control over private enterprise and own or control many companies. Government actions could have a significant impact on economic conditions in certain countries which could affect the value of the securities in the Fund.

Inflation. Certain foreign countries, especially many emerging countries, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Rapid fluctuations in inflation rates and wage and price controls may continue to have unpredictable effects on the economies, companies and securities markets of these countries.

Differences in Securities Markets. The securities markets in foreign countries have substantially less trading volume than the markets in the United States and debt and equity securities of many companies listed on such markets may be less liquid and more volatile than comparable securities in the United States. Some of the stock exchanges in foreign countries, to the extent that established markets exists, are in the earlier stages of their development. The limited liquidity of certain securities markets may affect the ability of each Fund to buy and sell securities at the desired price and time.

18   ACTIVA Mutual Funds Prospectus

Risk Factors and Special Considerations continued

Trading practices in certain foreign countries are also significantly different from those in the United Sates. Although brokerage commissions are generally higher than those in the U.S., the Sub-Advisers will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.

Custodial and Registration Procedures. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

Government Supervision of Securities Markets. Disclosure and regulatory standards in many foreign countries are, in many respects, less stringent than those in the United States. There may be less government supervision and regulation of securities exchanges, listed companies, investors, and brokers in foreign countries than in the United States, and enforcement of existing regulations may be extremely limited.

Financial Information and Reporting Standards. Issuers in foreign countries are general subject to accounting, auditing, and financial standards and requirements that differ, in some cases materially, from those in the United States. In particular, the assets and profits appearing in financial statements may not reflect their financial position or results in the way they would be reflected had the statements been prepared in accordance with U.S. generally accepted accounting principles. Consequently, financial data may not reflect the true condition of those issuers and securities markets.

GENERAL FIXED INCOME SECURITIES RISKS

All of the Funds may invest in debt securities as a non-principal strategy. The Money Market and Intermediate Bond Funds invest in debt securities as a principal strategy. Fixed income securities are subject to the following risks:

Market Risk. Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater affect on fixed income securities with longer maturity.

Credit Risk. Credit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity ("call") at a price below it's current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity Risks. Fixed income securities that have not been rated or that are not widely held may trade less frequently than other securities. This may increase the price volatility of these securities.

Foreign Risks. Foreign debt securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Debt

                                             ACTIVA Mutual Funds Prospectus   19

Risk Factors and Special Considerations continued


securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign debt securities may be more volatile and less liquid than similar securities traded in the U.S.

OTHER RISKS

Repurchase Agreements and Risks. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Fund and its Sub-Advisers.

Temporary Investments and Risks. Each Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in a Fund failing to achieve its investment objective.

Lending of Portfolio Securities' Risk. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Derivative Transactions Risks. Each of the Funds, except the Money Market Fund, may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified with the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer)

20   ACTIVA Mutual Funds Prospectus

Risk Factors and Special Considerations continued

the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent or market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

                                             ACTIVA Mutual Funds Prospectus   21

Financial Highlights

The following table presents financial highlights for the Activa Funds.

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, LLP, whose report, along with the Value Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                   Money Market Fund          Intermediate Bond Fund      Value Fund - Class A
                                                -----------------------    ----------------------------- ----------------------
                                                      Year       Period          Year          Period         Year        Year
                                                     Ended        Ended         Ended           Ended        Ended       Ended
Per share outstanding for each year or period     12/31/00     12/31/99(2)   12/31/00        12/31/99(1)   12/31/00    12/31/99(3)
                                                ----------   ----------    ----------      ----------    ----------  ----------
Net Asset Value, Beginning of Period                 $1.00        $1.00        $ 9.87          $10.00       $6.61       $7.18
Income from investment operations:
     Net investment income (loss)                     0.06         0.02          0.62            0.19        0.08        0.09
     Net realized and unrealized gains (losses)
       on securities                                    --           --          0.32           (0.13)       0.83       (0.57)
                                                ----------   ----------    ----------      ----------  ----------  ----------
Total from investment operations                      0.06         0.02          0.94            0.06        0.91       (0.48)
Less Distributions:
     Dividends from net investment income             0.06         0.02          0.62            0.19        0.08        0.09
     Dividends in excess of net investment
       income                                          --           --            --              --          --          --
     Distributions from capital gains                  --           --            --              --          --          --
                                                ----------   ----------    ----------      ----------  ----------  ----------
Total Distributions                                   0.06         0.02          0.62            0.19        0.08        0.09
                                                ----------   ----------    ----------      ----------  ----------  ----------
Net Asset Value, End of Period                       $1.00        $1.00        $10.19          $ 9.87       $7.44       $6.61
Total Return4                                        5.96%        1.83%         9.83%           0.63%      13.82%      -6.70%
Ratios and Supplemental Data
Net assets, end of period                       48,036,308  122,058,717   153,657,144     162,078,586 170,658,789 178,437,477
Ratio of expenses to average net assets5              0.6%         0.6%          0.7%            0.7%        1.1%        1.1%
Ratio of net income (loss) to average
  net assets                                          5.8%         5.4%          6.2%            5.7%        1.1%        1.2%
Portfolio turnover rate                                N/A          N/A         39.9%           64.6%      113.9%      144.5%
Average commission rate paid per share
  for portfolio transactions                           N/A          N/A           N/A             N/A      0.0350      0.0481

                                                          Value Fund -  Class A                       Value Fund -  Class R
                                                -------------------------------------------        --------------------------
                                                      Year              Year           Year              Year            Year
                                                     Ended             Ended          Ended             Ended           Ended
Per share outstanding for each year or period     12/31/98          12/31/97       12/31/96          12/31/00        12/31/99(3)
                                                ----------        ----------     ----------        ----------      ----------
Net Asset Value, Beginning of Period                 $7.73             $7.62          $7.43             $6.60           $7.16
Income from investment operations:
     Net investment income (loss)                     0.08              0.09           0.10              0.08            0.10
     Net realized and unrealized gains (losses)
       on securities                                  0.68              1.62           1.59              0.84           (0.56)
                                                ----------           -------        -------        ----------      ----------
Total from investment operations                      0.76              1.71           1.69              0.92           (0.46)
Less Distributions:
     Dividends from net investment income             0.08              0.10           0.09              0.08            0.10
     Dividends in excess of net investment
       income                                          --                --             --                --              --
     Distributions from capital gains                 1.23              1.50           1.41            --              --
                                                ----------           -------        -------        ----------      ----------
Total Distributions                                   1.31              1.60           1.50              0.08            0.10
                                                ----------           -------        -------        ----------      ----------
Net Asset Value, End of Period                       $7.18             $7.73          $7.62             $7.44           $6.60
Total Return4                                       10.17%            22.50%         23.18%            13.95%          -6.43%
Ratios and Supplemental Data
Net assets, end of period                      179,820,020       139,163,575    113,327,402         1,294,980         703,962
Ratio of expenses to average net assets5              1.0%              0.9%           1.0%              1.0%            1.1%
Ratio of net income (loss) to average
  net assets                                          1.0%              1.1%           1.2%              1.1%            1.3%
Portfolio turnover rate                             101.1%            103.1%         100.4%            113.9%          144.5%
Average commission rate paid per share
  for portfolio transactions                        0.0521            0.0574         0.0600            0.0350          0.0481


                                                        Growth Fund                  International Fund
                                                ----------------------------     ----------------------------
                                                      Year            Period           Year            Period
                                                     Ended             Ended          Ended             Ended
Per share outstanding for each year or period     12/31/00          12/31/99(1)    12/31/00          12/31/99(1)
                                                ----------        ----------     ----------        ----------
Net Asset Value, Beginning of Period                $11.39            $10.00         $14.20            $10.00
Income from investment operations:
     Net investment income (loss)                    (0.05)            (0.02)         (0.04)            (0.03)
     Net realized and unrealized gains (losses)
       on securities                                 (1.22)             1.41          (3.59)             4.23
                                                ----------        ----------     ----------        ----------
Total from investment operations                     (1.27)             1.39          (3.63)             4.20
Less Distributions:
     Dividends from net investment income              --                --             --                --
     Dividends in excess of net investment
       income                                          --                --             --                --
     Distributions from capital gains                 0.36               --            1.04               --
                                                ----------        ----------     ----------        ----------
Total Distributions                                   0.36               --            1.04               --
                                                ----------        ----------     ----------        ----------
Net Asset Value, End of Period                      $ 9.76            $11.39         $ 9.53            $14.20
Total Return4                                      -11.01%            13.80%        -25.31%            42.14%
Ratios and Supplemental Data
Net assets, end of period                       27,661,390        33,494,414     27,400,022        41,359,176
Ratio of expenses to average net assets5              1.3%              1.3%           1.5%              1.4%
Ratio of net income (loss) to average
  net assets                                         -0.4%              0.5%          -0.3%             -0.9%
Portfolio turnover rate                             111.9%             32.1%         214.9%             87.6%
Average commission rate paid per share
  for portfolio transactions                        0.0347            0.0332         0.0022            0.0258


     * Period from August 30, 1999 (inception) to December 31, 1999

    ** Period from August 19, 1999 (inception) to December 31, 1999

   *** Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Aggreement with the Fund.

  **** Total return does not reflect the effect of the sales charge in the years before 1998

 ***** 1999 ratio includes a one time organization expense.

****** The inception date for Value Fund - Class R was November 1, 1998.

22   ACTIVA Mutual Funds Prospectus

                                             ACTIVA Mutual Funds Prospectus   23

Activa Mutual Funds Prospectus

The Statement of Additional Information ("SAI") provides additional details about the Funds. Also, additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports. You will find in each Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April 27, 2001. Annual Reports, and Semi-Annual Reports are available without charge by writing or telephoning the Fund. The SAI is incorporated into the Prospectus by reference.

Additional information about the Funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-800-SEC-0330. The Commission's web site (http://www.sec.gov) contains reports and other information on the Funds. Copies of this information are available from the Commission upon the payment of a copying fee by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


                                 April 27, 2001

24   ACTIVA Mutual Funds Prospectus

LOGO: Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288  (800) 346-2670
www.activafunds.com

                                    BULK RATE
                                U.S. POSTAGE PAID
                                     ADA, MI
                                   PERMIT 100


Investment Company Act File #811-2168
                                                               Printed in U.S.A.

Class R Prospectus

April 27, 2001


Activa Value Fund
   Sub-Adviser: Wellington Management Co. LLP


The Fund's primary investment objective is capital appreciation. The Fund will attempt to meet its objective by investing in common stocks that it believes are undervalued. Income may be a factor in portfolio selection, but is secondary to the principal objective.

This Prospectus contains information with respect to Class R shares of Activa Value Fund. Class R is offered only to tax exempt retirement and benefit plans of Amway Corporation and its affiliates. The Fund also offers Class A shares, which are available to members of the general public. Information about Class A is contained in the Activa Funds Prospectus dated March 30, 2001, which is available upon request.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



LOGO: Activa Mutual Funds

Activa Value Fund Prospectus

Contents

                                                                            Page

Investment Objective                                                           1

Investment Approach                                                            1

Risk Factors                                                                   1

Past Performance                                                               1

Expenses                                                                       3

Financial Highlights                                                           4

Organization of the Fund                                                       5

Investment Management                                                          5

The Sub-Adviser                                                                5

Fundamental Investment Policies                                                5


                                                                            Page

Pricing of Fund Shares                                                         5

Purchase of Fund Shares                                                        5

How Shares are Redeemed                                                        6

Retirement Plans                                                               6

Dividend & Capital Gain

   Distributions to Shareholders                                               6

Tax Consequences                                                               6

Risk Factors and Special Considerations                                        7

   General Investment Risks                                                    7

   Other Risks                                                                 7

Shareholder Inquiries                                                          8



LOGO: Activa Mutual Funds
Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288  (800) 346-2670

Activa Value Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital appreciation. Income, while a factor in portfolio selection, is secondary to the Fund's principal objective.

INVESTMENT APPROACH

The Fund invests primarily in common stocks of large and medium-sized U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace.

The Fund's Sub-Adviser, Wellington Management Company, LLP, implements the construction of the Fund's portfolio based upon the analysis and input of the firm's industry analysts. These analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". Diversification is achieved by investing in a number of different industries and companies.

RISK FACTORS

Like any investment, an investment in the Fund is subject to risk. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. While investments are selected which the Sub-Adviser believes have potential for long-term appreciation, their value could decline. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 8.


PAST PERFORMANCE

The two tables below, which are based upon Class A Shares, show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index"). The investment performance of Class R is expected to be substantially similar to Class A because both Classes invest in the same portfolio of securities and investment performance will differ only to the extent that the classes do not have the same expenses. The estimated expenses for Class R, which are lower than the expenses for Class A, are disclosed in the Fee Expense Table.

As with all mutual funds, past performance is not a prediction of future results.



                                              Activa Mutual Funds Prospectus   1

Activa Value Fund continued

YEAR-BY-YEAR PERFORMANCE



                               Annual Total Return
                            of the Activa Value Fund*



Bar Chart:

1991     41.81%
1992      1.77%
1993     10.85%
1994     -5.87%
1995     30.55%
1996     23.18%
1997     22.47%
1998     10.17%
1999     -6.43%
2000     13.95%



* The inception date for Class R was November 1, 1998. Annual returns during the period 1991 through 1998 are returns for Class A. Annual returns during the period 1999 through 2000 are returns for Class R.

During the periods shown in the chart, the Fund's highest return for a quarter was 20.53% (quarter ending March 31, 1991), and the Fund's lowest return for a quarter was -14.60% (quarter ending September 30, 1999).


                                     Average Annual Total Return for
                                     Periods Ended December 31, 2000
--------------------------------------------------------------------------------
                              ONE YEAR        FIVE YEAR          TEN YEAR
Activa Value Fund*
     - Class A                 13.82%          12.04%              13.25%
     - Class R                 13.95%             N/A                 N/A
Russell 1000 Value**            7.01%          16.91%              17.37%
S&P 500**                      -9.10%          18.33%              17.46%


* Wellington Management Company, LLP, has been the Fund's Sub-Adviser since December 30, 1999.

** The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses.


2   Activa Mutual Funds Prospectus

EXPENSES

This Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        Shareholder Transaction Expenses
                    (Fees Paid Directly From Your Investment)

         Maximum Sales Charge Imposed on Purchases                          None

         Maximum Deferred Sales Charge                                      None

         Maximum Sales Charge Imposed on                                    None
             Reinvested Dividends

         Exchange Fee                                                       None


                 Annual Fund Operating Expenses Paid by the Fund

         Management Fees                                                    .50%

         Distribution & Service (12b-1) Fees                                None

         Other Expenses                                                     .48%
--------------------------------------------------------------------------------

         Total Fund Operating Expenses*                                     .98%


* Total Fund Operating Expenses are based upon total expenses incurred by the Fund for Class R for the year ended December 31, 2000. Adjustments have been made to reflect the Fund's current investment advisory and administrative fees, the Class R Transfer Agent and Shareholder Servicing Agreement, the fact that the Fund's Rule 12b-1 distribution plan does not apply to Class R.



The following example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR        3 YEARS        5 YEARS       10 YEARS

        Value Fund           $99.97       $312.13         $541.69      $1,201.36



                                              Activa Mutual Funds Prospectus   3

Activa Value Fund continued

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, LLP, the Independent Certified Public Accountants for the Fund, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                             Value Fund -
                                                                               Class R
                                                               ------------------------------------------
                                                               Year             Year             Year
                                                               Ended            Ended            Ended
Per share outstanding for each year or period                  12/31/00         12/31/99(3)      12/31/98(6)
---------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                           $     6.60       $   7.16         $   8.42
Income from investment operations:
         Net investment income (loss)                                0.08           0.10             0.09
         Net realized and unrealized gains (losses)
           on securities                                             0.84          (0.56)           (0.02)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                     0.92          (0.46)            0.07
---------------------------------------------------------------------------------------------------------
Less Distributions:
         Dividends from net investment income                        0.08           0.10             0.10
         Dividends in excess of net investment income                  --             --               --
         Distributions from capital gains                              --             --             1.23
---------------------------------------------------------------------------------------------------------
Total distributions                                                  0.08           0.10             1.33
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $7.44          $6.60            $7.16
---------------------------------------------------------------------------------------------------------
Total return(4)                                                    13.95%         -6.43%            7.08%
---------------------------------------------------------------------------------------------------------
Ratios and supplemental data
         Net assets, end of period                              1,294,980        703,962          135,385
         Ratio of expenses to average net assets5                    1.0%           1.1%             1.0%
         Ratio of net income (loss) to average net assets            1.1%           1.3%             1.8%
         Portfolio turnover rate                                   113.9%         144.5%           101.1%
Average commission paid per share for
portfolio transaction                                              0.0350         0.0481           0.0521

                                                                                          Value Fund -
                                                                                            Class A
                                                              ------------------------------------------------------------------
                                                              Year          Year               Year          Year           Year
                                                              Ended         Ended             Ended         Ended          Ended
Per share outstanding for each year or period                 12/31/00      12/31/99(3)    12/31/98      12/31/97       12/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                             $6.61         $7.18          $7.73         $7.62          $7.43
Income from investment operations:
         Net investment income (loss)                             0.08          0.09           0.08          0.09           0.10
         Net realized and unrealized gains (losses)
           on securities                                          0.83         (0.57)          0.68          1.62           1.59
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  0.91         (0.48)          0.76          1.71           1.69
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
         Dividends from net investment income                     0.08          0.09           0.08          0.10           0.09
         Dividends in excess of net investment income               --            --             --            --             --
         Distributions from capital gains                           --            --           1.23          1.50           1.41
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               0.08          0.09           1.31          1.60           1.50
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $7.44         $6.61          $7.18         $7.73          $7.62
--------------------------------------------------------------------------------------------------------------------------------
Total return4                                                   13.82%        -6.70%         10.17%        22.50%         23.18%
Ratios and supplemental data
         Net assets, end of period                         170,658,789   178,437,477    179,820,020   139,163,575    113,327,402
         Ratio of expenses to average net assets5                 1.1%          1.1%           1.0%          0.9%           1.0%
         Ratio of net income (loss) to average net assets         1.1%          1.2%           1.0%          1.1%           1.2%
         Portfolio turnover rate                                113.9%        144.5%         101.1%        103.1%         100.4%
Average commission paid per share for
portfolio transaction                                           0.0350        0.0481         0.0521        0.0574         0.0600


1    Period from August 30, 1999 (inception) to December 31, 1999

2    Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Aggreement with the Fund.

4 Total return does not reflect the effect of the sales charge in the years before 1998

5    1999 ratio includes a one time organization expense.

6    The inception date for Value Fund - Class R was November 1, 1998.


4   Activa Mutual Funds Prospectus

                                              Activa Mutual Funds Prospectus   5

Activa Value Fund continued

ORGANIZATION OF THE FUND

The Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Fund is governed by a Board of Trustees, which meets regularly to review the Fund's investments, performance, expenses, and other business affairs. The policy of the Fund is that a majority of Board members will be independent of the Fund's Investment Adviser and Sub-Advisers.

INVESTMENT MANAGEMENT

Activa Asset Management LLC ("Activa") serves as the Investment Adviser of the Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for the Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Fund.

Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for the Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of the Fund. The Sub-Advisers make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Fund, is responsible for paying their fees.

Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in the Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if the Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.

Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

THE SUB-ADVISER

The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, Boston, Massachusetts. Wellington Management currently manages over $274 billion for institutional and individual investors. Doris Dwyer Chu, Vice President, is primarily responsible for the day-to-day management of Activa Value Fund. Ms. Chu joined Wellington Management in 1998. She was previously a partner and portfolio manager with Grantham, Mayo, Van Otterloo & Company (1985-1998).

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies contained in the Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of the Fund may change any other policies or investment strategies.

PRICING OF FUND SHARES

The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is generally made at the close of business of the New York Stock Exchange, 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES

Class R Shares are offered to tax-exempt retirement and benefit plans of Amway Corporation and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Amway Corporation and its affiliates should contact


6  Activa Mutual Funds Prospectus

Activa Value Fund continued

the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.

All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

The National Association of Securities Dealers (NASD) has set up the NASD Regulation Public Disclosure Program to provide investors with information and education. A copy of the brochure "NASD Regulation's Public Disclosure Program:
An Information Service for Investors" may be obtained by contacting the NASD Regulation's Hotline Number at (800) 289-9999 or by visiting their website at www.nasdr.com.

HOW SHARES ARE REDEEMED

The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.

Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

Participants in the tax-exempt retirement and benefit plans of Amway Corporation and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

RETIREMENT PLANS

The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS

The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Distributions, in the past, have been paid in December. The net investment income and capital gain distribution will be paid on a basis which is consistent with past policy.
All distributions may be received in cash or reinvested in additional shares of the Fund at their net asset value at the time of distribution. This election can be changed at any time by requesting a change in writing, signed by all account owners.

TAX CONSEQUENCES

The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.

Shares of Class R will be held by the qualified retirement and benefit plans of Amway Corporation and its affiliates ("the plans") for the benefit of plan participants. The plans do not


                                              Activa Mutual Funds Prospectus   7

Activa Value Fund continued

pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

RISK FACTORS &SPECIAL CONSIDERATIONS.
GENERAL INVESTMENT RISKS

Information about the principal investment strategies and related risks for the Fund is set forth in this Prospectus. Additional information about the Fund's investment strategies and risks is contained in the Statement of Additional Information which may be obtained by writing or telephoning the Fund.

Stock Market Risks. The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.

The Fund's Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.

Sector Risks. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more of the portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

OTHER RISKS

Repurchase Agreements and Risk. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Board of Trustees.

Temporary Investments and Risks. The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.

Lending of Portfolio Securities' Risk. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Derivative Transaction Risks. The Fund may trade in derivative contracts to hedge portfolio holdings on a non-principal basis. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.


8   Activa Mutual Funds Prospectus

Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified with the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent or market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

SHAREHOLDER INQUIRIES

Shareholder inquiries regarding the Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of the Prospectus. Inquiries relating to a specific account should be directed to the Plan Administrator for the tax-exempt retirement and benefits plan of Amway Corporation and its affiliates.


                                              Activa Mutual Funds Prospectus   9

Activa Value Fund Class R Prospectus

The Statement of Additional Information ("SAI") provides additional details about the Fund. Also, additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports. You will find in the Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April 27, 2001, Annual Reports, and Semi-Annual Reports are available without charge by writing or telephoning the Fund. The SAI is incorporated into the Prospectus by reference.


Additional information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-800-SEC-0330. The Commission's web site (http://www.sec.gov) contains reports and other information on the Funds. Copies of this information are available from the Commission upon the payment of a copying fee by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


                                 April 27, 2001



10   Activa Mutual Funds Prospectus

LOGO: Activa Mutual Fund
Activa Mutual Fund
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288  (800) 346-2670
www.activafunds.com

                                    BULK RATE
                                U.S. POSTAGE PAID
                                     ADA, MI
                                   PERMIT 100

Investment Company Act File #811-2168

                                                               Printed in U.S.A.

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART B

    Information Required in a Statement of Additional Information for Class A

ACTIVA MONEY MARKET FUND                             ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
 (616) 787-6288
(800) 346-2670

                                                         STATEMENT OF ADDITIONAL
Contents                                  Page                 INFORMATION
Organization of the Fund                     2
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                2          conjunction  with  the  Prospectus,   which  can  be
Investment Strategies                        3          requested  from the Fund by writing  or  telephoning
Portfolio Transactions                       8          as indicated  above.  This  Statement of  Additional
Principal Shareholders                       9          Information  relates to the  Prospectus for the Fund
Officers and Trustees of the Fund            9          dated April 27, 2001.
Investment Adviser                          11
Sub-Adviser                                 11
Plan of Distribution and Principal
  Underwriter                               12
Administrative Agreement                    12
Transfer Agent                              13
Custodian                                   13
Auditors                                    13
Pricing of Fund Shares                      13
Purchase of Shares                          13
How Shares are Redeemed                     13
Exchange Privilege                          15
Additional Account Policies                 15
Internet Address                            15
Federal Income Tax                          15
Reports to Shareholders
   and Annual Audit                         16                 The date of this Statement of Additional
Appendix A                                  17                        Information is April 27, 2001








Printed in U.S.A.

                            ACTIVA MONEY MARKET FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
------------------------------------------------------------------------------
   The Fund's investment objective is to maximize current income consistent with the preservation of capital and same day liquidity. The Fund seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Fund's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."

INVESTMENT FUNDAMENTAL RESTRICTIONS
------------------------------------------------------------------------------
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental policies which, under the 1940 Act, may or may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
   The Fund:
  1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
  2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
  3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
  4.     May not borrow money, except to the extent permitted by applicable law;
  5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
  6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
         (b) invest in securities or other instruments issued by issuers that invest in real estate;

  7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
  8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.
INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
   The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve the objective by the Fund as set forth herein and in the Prospectus.
   The Fund is designed for investors who seek high current income consistent with the preservation of capital and same day liquidity from a portfolio of high quality money market instruments. The Fund's investment objective is to maximize current income consistent with the preservation of capital and same day liquidity.
   The Fund seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Fund's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."

MONEY MARKET INSTRUMENTS
   A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."
   U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.
   ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.
   FOREIGN GOVERNMENT OBLIGATIONS. The Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. See "Foreign Investments." These securities must be denominated in the U.S. dollar.
   BANK OBLIGATIONS. The Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Fund will not invest in obligations for which the Sub-Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).
   COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Sub-Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Sub-Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Sub-Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Sub-Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Sub-Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client to whom the Sub-Adviser's affiliate, Morgan Guaranty Trust Company of New York, in its capacity as a commercial bank, has made a loan.

   ASSET-BACKED SECURITIES. The Fund may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying obligations. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.
   REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Fund will be fully collateralized within the meaning of paragraph (a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.
   The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including, without limitation, corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information.
FOREIGN INVESTMENTS
   The Fund may invest in certain foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.
   Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

ADDITIONAL INVESTMENTS
     MUNICIPAL BONDS. The Fund may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.
   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.
   INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
   REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

   LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser , the Sub-Adviser, or the Distributor, unless otherwise permitted by applicable law.
   ILLIQUID INVESTMENTS, PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 10% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.
   The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Sub-Adviser's implementation of these guidelines on a periodic basis.
   As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.
   SYNTHETIC INSTRUMENTS. The Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A. The Sub-Adviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor those risks. See "Illiquid Investments, Privately Placed and Certain Unregistered Securities".
QUALITY AND DIVERSIFICATION REQUIREMENTS
   The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

   At the time the Fund invests in any taxable commercial paper, master demand obligation, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Sub-Adviser's opinion.
   In order to maintain a stable net asset value, the Fund will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days; and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in "Appendix A." The Fund may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.
   In addition, the Board of Trustees has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Fund of securities (other than U.S. Government securities) that are unrated; (ii) require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than 397 days; and (iii) require the Fund, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Fund's best interest.
PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------
   The Sub-Adviser places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."
   Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.
   Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objectives. See "Investment Objectives and Policies - Portfolio Turnover."
   In connection with portfolio transactions for the Fund, the Sub-Adviser intends to seek best execution on a competitive basis for both purchases and sales of securities.
   The Fund has a policy of investing only in securities with maturities of not more than thirteen months, which will result in high portfolio turnovers. Since brokerage commissions are not normally paid on investments which the Fund makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Fund.
   Subject to the overriding objective of obtaining best execution of orders, the Sub-Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Sub-Adviser. In order for affiliates of the Sub-Adviser to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.
   Portfolio securities will not be purchased from or through or sold to or through the Sub-Adviser or any other "affiliated person" (as defined in the 1940
Act) of the Sub-Adviser when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities during the existence of any underwriting group relating thereto of which the Sub-Adviser or an affiliate of the Sub-Adviser is a member, except to the extent permitted by law.

   On those occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund. PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), formerly known as Amway Corporation, indirectly, as of March 30, 2001, owned 44,681,964 shares, or 94.24%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund.
OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:


Name and Address                Age         Office Held         Principal Occupation Last Five
                                                                            Years

Allan D. Engel*                 49    Trustee, Vice             Vice   President,   Real  Estate
2905 Lucerne SE,                      President, Secretary      Operations     and     Secretary
Suite 200                             and Assistant Treasurer   -Activa      Holdings      Corp.
Grand Rapids, Michigan                of the Fund; President,   Formerly,      Sr.      Manager,
49546                                 and Secretary of the      Investments   and  Real  Estate,
                                      Investment Adviser.       Amway   Corporation.   Director,
                                                                President   and   Secretary   of
                                                                Amway     Management     Company
                                                                (1981-1999).    Trustee,    Vice
                                                                President and  Secretary,  Amway
                                                                Mutual Fund (1981- 1999).

Donald H. Johnson               71    Trustee of the Fund       Retired, Former Vice
19017 Vintage Trace Circle                                      President-Treasurer, SPX
Fort Myers, Florida                                             Corporation (Designs,
33912                                                           manufactures and markets
                                                                products and services for the
                                                                motor vehicle industry), 1986
                                                                to 1994.

Walter T. Jones                 59    Trustee of the Fund       Retired, Former Senior Vice
936 Sycamore Ave.                                               President-Chief Financial
Holland, Michigan                                               Officer, Prince Corporation
49424

Name and Address                Age         Office Held         Principal Occupation Last Five
                                                                            Years

James J. Rosloniec*             56    Trustee, President and    President & Chief Operating
2905 Lucerne SE                       Treasurer of the Fund.    Officer, JVA Enterprises, LLC.
Suite 200                                                       President, Chief Executive
Grand Rapids, Michigan                                          Officer and Director, Activa
49546                                                           Holdings Corp.  Formerly, Vice
                                                                President-Audit and Control,
                                                                Amway Corporation (1991-2000).
                                                                Director, Vice President and
                                                                Treasurer of Amway Management
                                                                Company (1984-1999). Trustee,
                                                                President and Treasurer, Amway
                                                                Mutual Fund, (1981-1999).

Richard E. Wayman               66    Trustee of the Fund       Retired, Former Finance
24578 Rutherford                                                Director, Amway Corporation,
Ramona, California                                              1976 to 1996
92065


                                               Pension or
      Name of Person,          Trustee          Retirement        Estimated Annual    Total Compensation
         Position            Compensation  Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund        Upon Retirement
                                                Expenses

Allan D. Engel*                 $8,000                -0-                     -0-          $8,000
Trustee
Donald H. Johnson               $8,000                -0-                     -0-          $8,000
Trustee
Walter T. Jones                 $8,000                -0-                     -0-          $8,000
Trustee
James J. Rosloniec*             $8,000                -0-                     -0-          $8,000
Trustee
Richard E. Wayman               $8,000                -0-                     -0-          $8,000
Trustee

*These Trustees are interested persons under the Investment Company Act of 1940, as amended.
   All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Alticor Inc. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2000, amounted to $40,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's deriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
-----------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" ). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and Investment Adviser became effective on June 11, 1999. For providing services under this contract, Activa is to receive a fee, payable quarterly, at the annual rate of .35 of 1% of the average of the daily aggregate net asset value of the Fund until aggregate assets total $500,000,000. When assets total $500,000,000, then the fee will be .35 of 1% of the average of the daily aggregate net asset value of the Fund on the first $100,000,000; .325% on the next $100,000,000; and .30% on the assets in excess of $200,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The fees paid by the Fund to the Investment Adviser during the year ended December 31, 2000 were $327,308.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Investment Adviser. Jay Van Andel and Richard M. DeVos are also controlling persons of Alticor Inc., formerly known as Amway Corporation, which, as of March 30, 2001, owned 44,681,964 shares, or 94.24%, of the outstanding shares of the Fund. See "Principal Shareholders."
SUB-ADVISER
-------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and J.P. Morgan Investment Management Inc.("JPMIM"), 522 Fifth Avenue, New York, New York 10036 (Sub-Adviser). Under the Sub-Advisory Agreement, the Investment Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Investment Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   The Fund's Sub-Adviser is JPMIM. Subject to the supervision of the Fund's Trustees and Investment Adviser, the Sub-Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.
   J.P. Morgan, through the Sub-Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $358 billion.
   J.P. Morgan has a long history of services as advisers, underwriters and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century.
   The basis of the Sub-Adviser's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, , and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ over 400 capital market researchers, portfolio managers and traders. The Sub-Adviser's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

   The investment advisory services the Sub-Adviser provides to the Fund are not exclusive under the terms of the Sub-Advisory Agreement. The Sub-Adviser is free to and does render similar investment advisory services to others. The Sub-Adviser and its affiliate companies serve as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. The accounts which are managed or advised by the Sub-Adviser have varying investment objectives and the Sub-Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Sub-Adviser who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."
   Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Fund is currently iMoneyNet Institutional First Tier Money Market Fund Average.
   The Fund is managed by officers of the Sub-Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan or any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid quarterly, equal to the annual rates of 0.15% of the Fund's average daily net assets until assets total $500,000,000. When assets total $500,000,000, then the fee will be .15 of 1% of the average of the daily aggregate net asset value of the Fund on the first $100,000,000, .125% on the next $100,000,000 and .10% on the assets in excess of $200,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2000 were $139,265.
PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
-------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the shares of certain series of the Trust and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of each such series. The Adviser is not presently providing services under the distribution plan on behalf of the Fund and is receiving no such compensation.
   The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.
ADMINISTRATIVE AGREEMENT
-------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2000, total payments were $140,277.
   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.
CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.
AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.
PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.
PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share next calculated after the Fund receives your investment and application in proper form.
HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.
BY MAIL:
-------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.
ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.
INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.
FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws. REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
-------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2000 Annual Report to Shareholders along with additional information about the performance of the Fund, which is incorporated herein by reference and may be obtained by writing or calling the Fund.

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA    -   Debt rated AAA have the highest  ratings  assigned by  Standard &
           Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA     -   Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A      -   Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -   Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.


Commercial Paper, including Tax Exempt

A      -   Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1,2, and 3 to indicate the relative degree of safety.

A-1    -   This designation indicates that the degree of safety regarding timely payment is very strong.


Short-Term Tax-Exempt Notes

SP-1   -   The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2   -   The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa    -   Bonds which are rated Aaa are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to an "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A      -   Bonds which are rated A possess many favorable investment
           attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa    -   Bonds which are rated Baa are considered as medium grade
           obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Commercial Paper, including Tax Exempt

Prime 1 -  Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

       -   Leading market positions in well established industries.
       -   High rates of return on funds employed.
       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
       - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes

MIG-1  -   The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2  -   MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                                             Activa
                                                             Money
ACTIVA MONEY MARKET FUND                                     Market
(a Series of Activa Mutual Fund Trust)                       Fund
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670

                                             Statement of
                                         Additional Information





                                              April 27, 2001







                                                ACTIVA MUTUAL FUND LOGO

















Printed in U.S.A.


ACTIVA INTERMEDIATE BOND FUND                                         ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
 (616) 787-6288
(800) 346-2670
                                                                       STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund                       2
Objectives, Policies, and                                 This Statement of Additional  Information is not a
  Restrictions on the Fund's                            prospectus.  Therefore,  it  should  be read only in
  Investments                                  2        conjunction  with  the  Prospectus,   which  can  be
Income Securities                              3        requested  from the Fund by writing  or  telephoning
Description of Securities Ratings              6        as indicated  above.  This  Statement of  Additional
Portfolio Transactions and                              Information  relates to the  Prospectus for the Fund
  Brokerage Allocation                        11        dated April 27, 2001.
Principal Shareholders                        12
Officers and Trustees of the Fund             12
Investment Adviser                            14
Plan of Distribution and Principal            14
  Underwriter                                 15
Administrative Agreement                      15
Transfer Agent                                15
Custodian                                     15
Auditors                                      16
Pricing of Fund Shares                        16
Purchase of Shares                            16
How Shares are Redeemed                       16
Exchange Privilege                            17
Additional Account Policies                   17
Internet Address                              18
Federal Income Tax                            18
Reports to Shareholders
   and Annual Audit                           19                The date of this Statement of Additional
                                                                   Information is April 27, 2001.







Printed in U.S.A.

                          ACTIVA INTERMEDIATE BOND FUND

ORGANIZATION OF THE FUND
-------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees. OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
-------------------------------------------------------------------------------
   The investment objective of the Fund is to provide high total return consistent with moderate risk of capital and maintenance liquidity. The Fund will attempt to meet its objective by investing in a diversified portfolio of intermediate and long-term income securities of U.S. issuers.

Fundamental Investment Restrictions
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
   The Fund :
  1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
  2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
  3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
  4.     May not borrow money, except to the extent permitted by applicable law;
  5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
  6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
         (b) invest in securities or other instruments issued by issuers that invest in real estate;
  7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

  8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
INCOME SECURITIES
-------------------------------------------------------------------------------
   Income securities include securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities ("U.S. Government Securities"); mortgage-backed or asset-backed securities; corporate debt securities; zero-coupon or stripped securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements with respect to any of the foregoing. The following disclosure supplements disclosure in the Prospectus and does not, standing along, present a complete or accurate explanation of the matters disclosed.
   U.S. Treasury Securities. U.S. Treasury securities include bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.
   Stripped Treasury Securities. Stripped Treasury securities are obligations representing an interest in all or a portion of the income or principal component of an underlying Treasury or pool of Treasury securities. Stripped Treasury securities include obligations entitled to receive all of the interest component but none of the principal component (IOs) and obligations entitled to receive all of the principal component but none of the interest component (POs). The market values of stripped Treasury securities tend to be more volatile in response to changes in interest rates than are those of conventional Treasury securities.
   Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government include those that are guaranteed by federal agencies or instrumentalities and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. U.S. Government Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

   Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and represent undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments or principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Sub-Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations underlying mortgage-back securities can be expected to accelerate. When the mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by a Fund at a premium would result in capital losses. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.
   Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA and FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").
   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest typically is paid or accrues on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.
   Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payments on such securities having the highest priority after interest has been paid to all classes.

   Types of Credit Support. Mortgage-backed securities are often backed by a pool of assets representing the obligation of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
   Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollaterization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support is provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.
   Asset-Backed Securities. The securitization techniques used to develop mortgage-back securities are now also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of asset-backed securities may be developed in the future.
   In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
   Zero-coupon securities. Zero-coupon securities pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. The market values of such securities are generally subject to greater fluctuations in response to market rates of interest than bonds that pay interest currently. Because such securities allow an issuer to avoid the need to generate cash to meet current interest payments, such bonds may involve greater credit risk than bonds paying cash interest currently.
   Premium securities. The Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by the Fund at a premium are called or sold prior to maturity, the fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Additionally, the Fund generally will recognize a capital loss if it holds such securities to maturity.
   Adjustable and Floating Rate Securities. Adjustable rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. There are three main categories of indices: (i) those based on U.S. Government Securities; (ii) those derived from a calculated measure such as a cost of funds index; and (iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.
   Adjustable rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During period of declining interest rates however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Adjustable rate securities frequently limit the maximum amount the rate may be adjusted during any adjustment period, in any one year or during the term of the security.
   Defensive Strategies. In certain circumstances market conditions may, in the Sub-Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Standard and Poor's ("S&P") or Moody's Investor Services, Inc. ("Moody's) (or comparably rated by any other nationally recognized statistical rating organization ("NRSRO")); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Fund considers consistent with such strategy.
   BORROWINGS
   The Fund may borrow money from banks for temporary, emergency purposes only (such as meeting share redemption requests), although the Fund does not expect to do so in an amount exceeding 5% of its respective total assets (after giving effect to any such borrowing). Borrowing creates special risk considerations such as increased volatility in the net asset value of the shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for a Fund which can exceed the income from the assets retained.
   "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS
   The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by a fund on purchases of portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.
   PORTFOLIO TURNOVER
   The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. A high portfolio turnover (100% or more) increases a Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Sub-Adviser deems portfolio changes appropriate.
DESCRIPTION OF SECURITIES RATINGS
-------------------------------------------------------------------------------
   STANDARD & POOR'S - A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:
   A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
   A debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform as audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
   The ratings are based, in varying degrees, on the following considerations:
   1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:
   2. Nature of and provisions of the obligation:
   3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

1.       LONG-TERM DEBT - INVESTMENT GRADE
     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.
     A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.
     BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation. SPECULATIVE GRADE
   BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
   BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
   B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligors capacity or willingness to meet its financial commitment on the obligation.
   CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
   CC:  Debt rated "CC" is currently highly vulnerable to nonpayment.
   C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
   D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
   PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
   -: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposes to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
   DEBT OBLIGATIONS OR ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
   BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2.   COMMERCIAL PAPER
A-S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follow:
     A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated "A-1".
     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
     B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead the obligor's inadequate capacity to meet its financial commitment on the obligation.
     C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
     D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are bases on current information furnished to S & P by the issuer or obtained from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3.   PREFERRED STOCK
     A S & P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligation. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer. The preferred stock ratings are based on the following considerations:
i. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.
ii.      Nature of, and provisions of, the issuer.
iii. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA: This is the highest rating that may be assigned by S & P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligation.
     AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
     A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
     BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
     BB, B AND CCC: Preferred stock rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BBB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
     C: A preferred stock issue rated "C" is a nonpaying issue.
     D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

     NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S & P by the issuer or obtained by S & P from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE-a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1.       LONG-TERM DEBT
     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protected elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
     A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
     Baa: Bonds which are rated Baa are considered a medium-grade obligation, (i.e., they are neither highly protected nor poorly secured.) Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1,2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for the reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
1. An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

2.       SHORT-TERM DEBT
     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:
     ISSUERS RATED PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-Leading market positions in well-established industries.
-High rates of return on funds employed.
-Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-Broad margins is earnings coverage of fixed financial charges and high internal cash generation.
-Well-established access to a range of financial markets and assured sources of alternate liquidity.

     ISSUERS RATED PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     ISSUERS RATED PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
   Issuers rated Not Prime do not fall within any of the Prime rating categories.

3.  PREFERRED STOCK
   Preferred stock rating symbols and their definitions are as follows:
   AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
   AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.
   A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.
   BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
   BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
   B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
   CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
   CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
   C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
   Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
-------------------------------------------------------------------------------
   The Sub-Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.
   Many securities in which the Fund invests are traded principally in the over-the-counter market. Over-the-counter securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price a fixed amount of compensation for the financial advisers, underwriters and dealers. The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Day to day management of the portfolios of each Fund is the responsibility of a team of officers of the Sub-Adviser.
   The Sub-Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Sub-Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Sub-Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Sub-Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Sub-Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Sub-Adviser. Since statistical and other research information is only supplementary to the research efforts of the Sub-Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Sub-Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its advisory accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Sub-Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considers on quality of execution and comparable commission rates, the Sub-Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.
   The Sub-Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

   Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions, fees or other remuneration received or to be received by an affiliated broker-dealer must be reasonable and fair when compared with the compensation received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Sub-Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.
   During the calendar year ended December 31, 2000 and the four months ended December 31, 1999, the portfolio turnover rate was 39.9% and 64.6%, respectively.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2000, the Fund owned no such securities. PRINCIPAL SHAREHOLDERS
------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), formerly known as Amway Corporation, indirectly, as of March 30, 2001, owned 15,117,481 shares, or 98.93%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the fund and by causing the Fund to incur brokerage charges in connection with the redemption of Alticor's shares. OFFICERS AND TRUSTEES OF THE FUND
-------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:


Name and Address                Age         Office Held         Principal Occupation Last Five
                                                                             Years

Allan D. Engel*                 49    Trustee, Vice             Vice   President,   Real  Estate
2905 Lucerne SE,                      President, Secretary      Operations   and   Secretary   -
Suite 200                             and Assistant Treasurer   Activa Holdings Corp.  Formerly,
Grand Rapids, Michigan                of the Fund; President,   Sr.  Manager,   Investments  and
49546                                 and Secretary of the      Real Estate,  Amway Corporation.
                                      Investment Adviser.       Director,      President     and
                                                                Secretary of Amway Management
                                                                Company  (1981-1999).   Trustee,
                                                                Vice President and Secretary,
                                                                Amway Mutual Fund (1981- 1999).

Donald H. Johnson               71    Trustee of the Fund       Retired, Former Vice
19017 Vintage Trace Circle                                      President-Treasurer, SPX
Fort Myers, Florida                                             Corporation (Designs,
33912                                                           manufactures and markets
                                                                products and services for the
                                                                motor vehicle industry), 1986
                                                                to 1994.

Walter T. Jones                 59    Trustee of the Fund       Retired, Former Senior Vice
936 Sycamore Ave.                                               President-Chief Financial
Holland, Michigan                                               Officer, Prince Corporation
49424


Name and Address                Age         Office Held         Principal Occupation Last Five
                                                                            Years

James J. Rosloniec*             56    Trustee, President and    President & Chief Operating
2905 Lucerne SE                       Treasurer of the Fund.    Officer, JVA Enterprises, LLC.
Suite 200                                                       President, Chief Executive
Grand Rapids, Michigan                                          Officer and Director, Activa
49546                                                           Holdings Corp.  Formerly, Vice
                                                                President-Audit and Control,
                                                                Amway Corporation (1991-2000).
                                                                Director, Vice President and
                                                                Treasurer of Amway Management
                                                                Company (1984-1999). Trustee,
                                                                President and Treasurer, Amway
                                                                Mutual Fund, (1981-1999).

Richard E. Wayman               66    Trustee of the Fund       Retired, Former Finance
24578 Rutherford                                                Director, Amway Corporation,
Ramona, California                                              1976 to 1996
92065

   *These Trustees are interested persons under the Investment Company Act of 1940, as amended.

                                               Pension or
      Name of Person,           Trustee        Retirement        Estimated Annual    Total Compensation
         Position             Compensation Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund        Upon Retirement
                                                Expenses

Allan D. Engel*                 $8,000                -0-                     -0-          $8,000
Trustee
Donald H. Johnson               $8,000                -0-                     -0-          $8,000
Trustee
Walter T. Jones                 $8,000                -0-                     -0-          $8,000
Trustee
James J. Rosloniec*             $8,000                -0-                     -0-          $8,000
Trustee
Richard E. Wayman               $8,000                -0-                     -0-          $8,000
Trustee

*These Trustees are interested persons under the Investment Company Act of 1940, as amended.
  All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Alticor Inc. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2000, amounted to $40,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
-------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on June 11, 1999 and amended on March 1, 2000. For the services to be rendered by Sub-Adviser, as provided herein, AAM shall pay to Sub-Adviser a fee, payable quarterly, at the annual rate of .40 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets;
 .32 of 1% on the next $100,000,000 of assets in excess of $50,000,000; and .24 of 1% on assets in excess of $150,000,000. The fees paid by the Fund to the Investment Adviser during the year ended December 31, 2000 was $550,169.
   Effective March 1, 2000, the Sub-Advisory Agreement between the Investment Adviser and the Fund's Sub-Adviser was amended to reduce the sub-advisory fee on assets in excess of $150,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount under the amended Sub-Advisory Agreement, plus 0.20% of average net assets.
     Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Jay Van Andel and Richard M. DeVos are also controlling persons of Alticor Inc. which, as of March 30, 2001, owned 15,117,481 shares, or 98.93%, of the outstanding shares of the Fund. See "Principal Shareholders."
SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and Van Kampen Management Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Directors of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of .20 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets; .12% of 1% on the next $100,000,000 of assets in excess of $50,000,000; and .04 of 1% on assets in excess of $150,000,000. Fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2000 were $224,338.
PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
   During 2000 the Fund paid $243,239 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($20,135) and general and administrative services ($155,741). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

   Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.
ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and Activa Asset Management LLC ("Activa"), Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of Activa. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2000, total payments were $243,239.
   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.
TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.
CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.
PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.
PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.
HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.
BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.
BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.
EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.
ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.
FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2000 Annual Report to Shareholders along with additional information about the performance of the Fund, which is incorporated herein by reference and may be obtained by writing or calling the Fund.

                                                             Activa
                                                             Intermediate
ACTIVA INTERMEDIATE BOND FUND                                Bond
(a Series of Activa Mutual Fund Trust)                       Fund
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670

                                                    Statement of
                                               Additional Information





                                                   April 27, 2001







                                                 ACTIVA MUTUAL FUND LOGO







Printed in U.S.A.

ACTIVA VALUE FUND                                        ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

                                                                             CLASS A
                                                                   STATEMENT OF ADDITIONAL
Contents                                Page                               INFORMATION
Organization of the Fund                 2
Objectives, Policies, and                               This  Statement of Additional  Information  is not a
  Restrictions on the Fund's                            prospectus.  Therefore,  it  should  be read only in
  Investments                            2              conjunction  with the Class A Prospectus,  which can
Additional Risks & Information                          be   requested   from   the  Fund  by   writing   or
   Concerning Certain Investment                        telephoning  as indicated  above.  This Statement of
    Techniques                           4              Additional Information relates to the Class A
Portfolio Transactions &                                Prospectus for the Fund dated April 27, 2001.
   Brokerage Allocation                 12
Principal Shareholders                  12              Class  A  is  offered  to  members  of  the  general
Officers and Trustees of the Fund       13              public.  The Fund also offers Class R shares,  which
Investment Adviser                      14              are  available  only to  tax-exempt  retirement  and
Sub-Adviser                             15              benefits  plans of Alticor Inc. and its  affiliates.
Plan of Distribution and Principal                      Information  about Class R is contained in the Class
  Underwriter                           15              R  prospectus   dated  April 27,  2001,   which  is
Administrative Agreement                16              available upon request.
Transfer Agent                          16
Custodian                               16
Auditors                                16
Pricing of Fund Shares                  17
Purchase of Shares                      17
How Shares are Redeemed                 17
Exchange Privilege                      18                    The date of this Statement of Additional
Additional Account Policies             18                         Information is April 27, 2001
Internet Address                        18
Federal Income Tax                      19
Investment Performance
   Information                          20
Reports to Shareholders
   and Annual Audit                     20








Printed in U.S.A.

                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.
   Shares of beneficial interest of Class A are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees. OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in stocks and convertible securities that the Fund believes have long term growth potential. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries. FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
   The Fund :
  1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

  2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
  3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
  4.     May not borrow money, except to the extent permitted by applicable law;
  5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
  6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
         (b) invest in securities or other instruments issued by issuers that invest in real estate;
  7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

  8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
-------------------------------------------------------------------------------
   DERIVATIVES.
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Wellington Management Co., LLP (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.
   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.
   FUTURE CONTRACTS.
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
   In transactions establishing a long position in a futures contract, liquid assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, liquid assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.
   OPTION
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying liquid assets having a value equal to the aggregate face value of the option position taken.
   OPTIONS ON FUTURES CONTRACTS
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
   LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY
   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.
   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.
   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

   SHORT SALES AGAINST THE BOX
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.
   SWAP ARRANGEMENTS
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.
   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

   REPURCHASE AGREEMENTS.
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.
   REVERSE REPURCHASE AGREEMENTS.
   The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.
   WHEN-ISSUED SECURITIES.
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.
   RESTRICTED SECURITIES.
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

   FOREIGN INVESTMENTS.
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.
   These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.
   CURRENCY TRANSACTIONS.
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

   SECURITIES LENDING.
   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.
   SHORT-TERM TRADING.
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.
   TEMPORARY AND DEFENSIVE INVESTMENTS.
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.
   INDUSTRY CLASSIFICATIONS.
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.
   OTHER INVESTMENT COMPANIES
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

   U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:
o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;
o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and
o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.
   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.
   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.
   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.
   BANK MONEY INVESTMENTS
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.
   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.
   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.
   ZERO AND STEP COUPON SECURITIES
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.
   COMMERCIAL PAPER RATINGS
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.
   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)
   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
-----------------------------------------------------------------------------
   It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.
   The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.
   Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.
   During the years ended December 31, 2000, 1999, and 1998, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $388,102, $730,824, and $358,825, respectively. Transactions in the amount of $61,739,938, involving commissions of approximately $36,078, were directed to brokers because of research services provided during 2000. During the calendar year ended December 31, 2000 the portfolio turnover rate was 113.9% which was a decrease over the previous year's rate of 144.5% resulting from the change in the Fund's sub-adviser and the restructuring of the Fund's portfolio.
   The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2000, the Fund owned common stock of Lehman Brothers with a market value of $3,178,375 and common stock of Merrill Lynch with a market value of $3,423,038. Both Lehman Brothers and Merrill Lynch are considered regular brokers for the Fund.
PRINCIPAL SHAREHOLDERS
-------------------------------------------------------------------------------
   Alticor Inc., formerly known as Amway Corporation indirectly, as of March 30, 2001, owned 800,881 shares, or 3.59%, of the outstanding shares of the Fund.
Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor Inc. is a Michigan manufacturer and direct selling distributor of home care and personal care products. Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership, which owns, as of March 30, 2001,
9,658,572 shares, or 43.31%, of the outstanding shares of the Fund. The Jay and Betty Van Andel Foundation, as of March 30, 2001 owns 483,809 shares, or
2.17%, of the outstanding shares of the Fund. No other person is known by the Fund to own of record or beneficially 5% or more of the Fund's shares.
   As noted above, Jay Van Andel together with his spouse beneficially owns more than 25% of the Fund's voting securities. Accordingly, he may be deemed to control the Fund.
   If any of the Fund's principal shareholders were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
-------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:


Name and Address                 Age         Office Held         Principal Occupation Last Five
                                                                              Years

Allan D. Engel*                  49    Trustee, Vice             Vice   President,   Real  Estate
2905 Lucerne SE,                       President, Secretary      Operations     and     Secretary
Suite 200                              and Assistant Treasurer   -Activa      Holdings      Corp.
Grand Rapids, Michigan                 of the Fund; President,   Formerly,      Sr.      Manager,
49546                                  and Secretary of the      Investments   and  Real  Estate,
                                       Investment Adviser.       Amway   Corporation.   Director,
                                                                 President   and   Secretary   of
                                                                 Amway     Management     Company
                                                                 (1981-1999).    Trustee,    Vice
                                                                 President and  Secretary,  Amway
                                                                 Mutual Fund (1981- 1999).

Donald H. Johnson                71    Trustee of the Fund       Retired, Former Vice
19017 Vintage Trace Circle                                       President-Treasurer, SPX
Fort Myers, Florida                                              Corporation (Designs,
33912                                                            manufactures and markets
                                                                 products and services for the
                                                                 motor vehicle industry), 1986
                                                                 to 1994.

Walter T. Jones                  59    Trustee of the Fund       Retired,   Former   Senior  Vice
936 Sycamore Ave.                                                President-Chief        Financial
Holland, Michigan                                                Officer, Prince Corporation.
49424

James J. Rosloniec*              56    Trustee, President and    President & Chief Operating
2905 Lucerne SE                        Treasurer of the Fund.    Officer, JVA Enterprises, LLC.
Suite 200                                                        President, Chief Executive
Grand Rapids, Michigan                                           Officer and Director, Activa
49546                                                            Holdings Corp.  Formerly, Vice
                                                                 President-Audit and Control,
                                                                 Amway Corporation (1991-2000).
                                                                 Director, Vice President and
                                                                 Treasurer of Amway Management
                                                                 Company (1984-1999). Trustee,
                                                                 President and Treasurer, Amway
                                                                 Mutual Fund, (1981-1999).

Richard E. Wayman                66    Trustee of the Fund       Retired, Former Finance
24578 Rutherford                                                 Director, Amway Corporation,
Ramona, California                                               1976 to 1996
92065


                                               Pension or
      Name of Person,          Trustee         Retirement        Estimated Annual    Total Compensation
         Position            Compensation  Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund        Upon Retirement
                                                Expenses

Allan D. Engel*                 $8,000                                        -0-          $8,000
Trustee
Donald H. Johnson               $8,000                -0-                     -0-          $8,000
Trustee
Walter T. Jones                 $8,000                -0-                     -0-          $8,000
Trustee
James J. Rosloniec*             $8,000                -0-                     -0-          $8,000
Trustee
Richard E. Wayman               $8,000                -0-                     -0-          $8,000
Trustee

   *These Trustees are interested persons under the Investment Company Act of 1940, as amended.
   All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Alticor Inc. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2000, amounted to $40,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's deriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.
INVESTMENT ADVISER
-------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continued to have at least $200,000,000 in assets. The fees paid by the Fund to the Investment Adviser during the years ended December 31, 2000 and 1999 were $833,053 and $391,047, respectively.
   Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees so long as the Fund's assets exceed approximately $78,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus .20% of average net assets.
   Prior to September 1, 1999, Amway Management Company ("AMC") served as the Fund's investment adviser. Pursuant to an Advisory and Service Contract between the Fund and AMC, AMC provided certain administrative services to the Fund. The fees paid by the Fund to AMC pursuant to this contract during the years ended December 31, 1999 and 1998, were $671,045 and $864,715, respectively.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Members of these families also indirectly own substantially all of the outstanding securities of AMC.
SUB-ADVISER
-------------------------------------------------------------------------------
   Effective December 30, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for its services as the Fund's new Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.30% of the first $350 million of average daily net assets of the Fund, and 0.25% of the assets in excess of $350 million; the minimum annual fee shall be $350,000. The annual compensation formerly paid by the Investment Adviser to Ark Asset Management Co., Inc. was 0.35% of Fund assets in excess of $200 million; larger percentage fees (up to a maximum of 0.45%) were paid if the Fund's assets were less than $200 million. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 2000, 1999 and 1998 were $500,845, $806,398 and $702,560, respectively.
PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
-------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, Activa provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Prior to September 1, 1999, AMC provided services pursuant to the Distribution Plan.
   During 2000 the Fund paid $248,531 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($20,573) and general and administrative services ($159,129). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   Activa serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. Previously Amway Management Company served as the Fund's Principal Underwriter. Prior to April 22, 1998, the Principal Underwriter received a sales commission of 3% of the offering price of the Fund's shares. The sales commission was eliminated when the Fund adopted the Distribution Plan. During the year ended December 31, 1998, AMC received sales commissions of $473,151. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets beginning September 1, 1999. During the year ended December 31, 2000, total payments were $249,918.
   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   Activa has provided administration to the Fund since September 1, 1999. Administrative services were previously provided to the Fund by AMC pursuant to the Advisory and Service Agreement between the Fund and AMC. See "Investment Adviser."
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.
TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.
CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.
AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.
   The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made in your account at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.
HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.
BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.
BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.
EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.
ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.
INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

INVESTMENT PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
   Following is the average annual total return percentages for one, five and ten years for the Fund for annual periods ended December 31, 2000.

   AVERAGE ANNUAL TOTAL
   RETURN FOR THE PERIODS        PAST           PAST             PAST
   ENDED DECEMBER 31, 2000     1 YEAR         5 YEARS           10 YEARS
--------------------------------------------------------------------------------

   ACTIVA VALUE FUND            13.82%         12.04%            13.25%
   RUSSELL 1000 VALUE            7.01%         16.91%            17.37%
   S&P 500*                    -9.10%          18.33%            17.46%

   *The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses..
   Total return performance for the Fund is calculated by making an initial investment of $1,000 at the beginning of the period, in the Fund's shares at the net asset value (without sales charge) and reinvesting all ordinary income dividends and capital gain distributions paid during the period in additional shares at net asset value per share on the reinvestment dates. The illustration includes recurring expenses incurred by all shareholder accounts and not those incurred for specific shareholder purposes such as bank fees for wire transfers, Individual Retirement Accounts, or Profit-Sharing Trusts.
   The average annual total return for the Fund for a specific period is found by dividing the ending total value by the cost of the initial investment for the period and taking this quotient to the Nth root, then subtracting 1 (N represents the number of years in the period). The average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Such calculation is with all ordinary income dividends and capital gain distributions reinvested at net asset value exclusive of sales charges. No adjustment has been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received.
   Average annual total return percentages of the Fund will vary and the publication of performance results is not a representation as to future investment performance. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Net asset values of the Fund will fluctuate. Additional information about the performance of the Fund is contained in the Annual Shareholders Report which can be obtained without charge.
REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once during each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2000 Annual Report to Shareholders along with additional information about the performance of the Fund, which is incorporated herein by reference and may be obtained by writing or calling the Fund.

                                                             Activa
                                                             Value
ACTIVA VALUE FUND                                            Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670
                                                          Statement of
                                                     Additional Information





                                                         April 27, 2001







                                                      ACTIVA MUTUAL FUND LOGO


















Printed in U.S.A.


ACTIVA GROWTH FUND                                               ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund
Trust) 2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
 (616) 787-6288
(800) 346-2670
                                                                     STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund                        2
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                   2       conjunction  with  the  Prospectus,   which  can  be
Additional Risks and Information                        requested  from the Fund by writing  or  telephoning
   Concerning Certain Investment                        as indicated  above.  This  Statement of  Additional
   Techniques                                   3       Information  relates to the  Prospectus for the Fund
Brokerage Allocation                           12       dated April 27, 2001.
Principal Shareholders                         15
Officers and Trustees of the Fund              15
Investment Adviser                             16
Sub-Adviser                                    17
Plan of Distribution and Principal
  Underwriter                                  17
Administrative Agreement                       17
Transfer Agent                                 18
Custodian                                      18
Auditors                                       18
Pricing of Fund Shares                         18
Purchase of Shares                             18
How Shares are Redeemed                        18
Exchange Privilege                             20
Additional Account Policies                    20
Internet Address                               20             The date of this Statement of Additional
Federal Income Tax                             20                  Information is April 27, 2001.
Reports to Shareholders
   and Annual Audit                            21








Printed in U.S.A.


ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees. OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is long-term growth of capital. The Fund will attempt to meet its objectives by investing primarily in stocks that the Fund believes have long term growth potential. The Fund seeks to identify large capitalization stocks with sustainable above average earnings to growth.
FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
   The Fund :
 1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
 2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
 3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
 4. May not borrow money, except to the extent permitted by applicable law;
 5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
 6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;
 7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
  The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 15% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or short sales against the box; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of other open-end registered investment companies.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of long-term growth of capital, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where appropriate, in management's opinion. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.
ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
-------------------------------------------------------------------------------
   DERIVATIVES.
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.
   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

   FUTURE CONTRACTS.
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
   In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.
   OPTION
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
   OPTIONS ON FUTURES CONTRACTS
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
   LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY
   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.
   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.
   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.
   SHORT SALES AGAINST THE BOX
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.
   SWAP ARRANGEMENTS
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.
   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
   REPURCHASE AGREEMENTS.
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.
   REVERSE REPURCHASE AGREEMENTS.
   The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

   WHEN-ISSUED SECURITIES.
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.
   RESTRICTED SECURITIES.
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.
   FOREIGN INVESTMENTS.
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

   These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.
   CURRENCY TRANSACTIONS.
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.
   SECURITIES LENDING.
   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.
   SHORT-TERM TRADING.
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.
   TEMPORARY AND DEFENSIVE INVESTMENTS.
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

   INDUSTRY CLASSIFICATIONS.
   In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes privates pools of nongovernment backed mortgages.

   Autos & Transportation           Consumer Discretionary             Financial Services
   ----------------------           ----------------------             ------------------
   Air Transport                    Advertising Agencies               Banks & Savings and Loans
   Auto parts                       Casino/Gambling                    Financial Data Processing
   Automobiles                         Hotel/Motel                         Services & Systems
   Miscellaneous                    Commercial Services                Insurance
         Transportation             Communications, Media &            Miscellaneous Financial
   Railroad Equipment                  Entertainment                   Real Estate Investment
   Railroads                        Consumer Electronics                    Trusts
   Recreational Vehicles &          Consumer Products                  Rental & Leasing Services:
        Boats                       Consumer Services                       Commercial
   Tires & Rubber                   Household Furnishings              Securities Brokerage &
   Truckers                         Leisure Time                            Services
                                    Photography
   Integrated Oils                  Printing & Publishing              Health Care
   ---------------                                                     -----------
   Oil: Integrated Domestic         Restaurants                        Drugs & Biotechnology
   Oil: Integrated International    Retail                             Health Care Facilities
                                    Shoes                              Health Care Services
                                    Textile Apparel                    Hospital Supply
                                         Manufacturers                 Service Miscellaneous
                                    Toys

Consumer Staples                    Financial Services                 Technology
----------------                    ------------------                 ----------
Beverages                           Banks & Savings and Loans          Communications Technology
Drug & Grocery Store                Financial Data Processing          Computer Software
      Chains                             Services & Systems            Computer Technology
Foods                               Insurance                          Electronics
Household Products                  Miscellaneous Financial            Electronics: Semi-
Tobacco                             Real Estate Investment                  Conductors/Components
                                         Trusts                        Miscellaneous Technology
Materials &
Processing                          Other Energy                       Utilities
------------                        ------------                       ---------
Agriculture
Building & Construction             Gas Pipelines                      Miscellaneous Utilities
Chemicals                           Miscellaneous Energy               Utilities: Cable TV & Radio
Containers & Packaging              Offshore Drilling                  Utilities: Electrical
Diversified Manufacturing           Oil & Gas Producers                Utilities: Gas Distribution
Engineering & Contracting           Oil Well Equipment &               Utilities: Telecommunications
     Services                            Services                      Utilities: Water
Fertilizers
Forest Products                     Producer Durables
                                    -----------------
Gold & Precious Metals              Aerospace
Miscellaneous Materials &           Electrical Equipment &
     Processing                          Components
Non-Ferrous Metals                  Electronics: Industrial
Office Supplies                          Components
Paper & Forest Products             Industrial Products




Real Estate & Construction          Machine Tools
Steel                               Machinery
Textile Products                    Miscellaneous Equipment
                                    Miscellaneous Producer
Other                                    Durables
-----
Trust Certificates -                Office Furniture & Business
     Government Related                  Equipment
Lending                             Pollution Control and
Asset-backed Mortgages                   Environmental Services
Asset-backed-Credit Card            Production Technology
     Receivables                         Equipment
Miscellaneous                       Telecommunications
   Multi-Sector Companies                Equipment

   OTHER INVESTMENT COMPANIES
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.
   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.
   U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:
o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;
o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal
   National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and
o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.
  U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.
   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.
   BANK MONEY INVESTMENTS
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.
   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.
   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

   ZERO AND STEP COUPON SECURITIES
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.
   COMMERCIAL PAPER RATINGS
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.
   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)
   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.
BROKERAGE ALLOCATION
------------------------------------------------------------------------------
   The Sub-Adviser's policy is to seek for its clients, including the Fund, what in the Sub-Adviser's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Sub-Adviser may do business, and the Sub-Adviser may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Sub-Adviser makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Sub-Adviser evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Sub-Adviser may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

   When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Sub-Adviser to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Sub-Adviser's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.
   In the case of the Fund and other registered investment companies advised by the Sub-Adviser or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Sub-Adviser's advisory contracts between the investment companies and the Sub-Adviser. The Sub-Adviser considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.
   The Sub-Adviser regularly reviews and evaluates the services furnished by broker-dealers. The Sub-Adviser's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.
   Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Sub-Adviser allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Sub-Adviser pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Sub-Adviser's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.
   The Sub-Adviser has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Sub-Adviser or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.
   It is not the Sub-Adviser's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Sub-Adviser is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Sub-Adviser relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934.
   In the case of the purchase of fixed income securities in underwriting transactions, the Sub-Adviser follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Sub-Adviser may make such allocations to broker-dealers which have provided the Sub-Adviser with research and brokerage services.

   In some instances, certain clients of the Sub-Adviser request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Sub-Adviser generally agrees to honor these requests to the extent practicable. Clients may request that the Sub-Adviser only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Sub-Adviser may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Sub-Adviser is requested to use a particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.
   When more than one client of the Sub-Adviser is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Sub-Adviser will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the relative sizes of the accounts, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time..
   In addition, when the Sub-Adviser is seeking to buy or sell the same security on behalf of more than one client at approximately the same time, the Sub-Adviser may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. Although sharing large transactions may sometimes affect price or volume of shares acquired or sold, the Sub-Adviser believes that grouping orders generally provide an advantage in execution. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating account's proportionate share of such order will reflect the average price paid or received with respect to the total order. The Sub-Adviser may decide not to group orders, however, based on such factors as the size of the account and the size of the trade. For example, the Sub-Adviser may not aggregate trades where it believes that it is in the best interest of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disporportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more of less favorable overall execution ( including transaction costs) relative to other clients.
   The Sub-Adviser has developed certain internal policies governing its short sale trading activities, including prior notification in certain circumstances to portfolio managers of accounts holding long positions in the same security. Generally, however, sales of long positions will take precedence over short sales, regardless of the order in which the trade orders are received.
   Subject to the policy of seeking best overall price and execution as stated above, sales of shares of investment companies under the Sub-Adviser's management may be considered by the Investment Manager in the selection of broker or dealer firms to execute portfolio transactions for investment companies under its management.
   During the year ended December 31, 2000, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $57,804. Transactions in the amount of $54,875,480, involving commissions of approximately $40,231, were directed to brokers because of research services provided during 2000. During the calendar year ended December 31, 2000 and 1999 (four month period) the portfolio turnover rate was 111.9% and 32.1%, respectively..
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2000, the Fund owned no such securities.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Alticor Inc., formerly known as Amway Corporation, indirectly, as of March 30, 2001, owned 2,446,268 shares, or 86.68% of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products. Nan Van Andel owns, as of March 30, 2001, 183,490 shares, or 6.50%, of the outstanding shares of the Fund. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of Alticor's shares.
--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:


Name and Address                 Age         Office Held         Principal Occupation Last Five
                                                                            Years

Allan D. Engel*                  49    Trustee, Vice             Vice   President,   Real  Estate
2905 Lucerne SE,                       President, Secretary      Operations   and   Secretary   -
Suite 200                              and Assistant Treasurer   Activa Holdings Corp.  Formerly,
Grand Rapids, Michigan                 of the Fund; President,   Sr.  Manager,   Investments  and
49546                                  and Secretary of the      Real Estate,  Amway Corporation.
                                       Investment Adviser.       Director,      President     and
                                                                 Secretary of Amway Management
                                                                 Company  (1981-1999).   Trustee,
                                                                 Vice President and Secretary,
                                                                 Amway Mutual Fund (1981- 1999).

Donald H. Johnson                71    Trustee of the Fund       Retired, Former Vice
19017 Vintage Trace Circle                                       President-Treasurer, SPX
Fort Myers, Florida                                              Corporation (Designs,
33912                                                            manufactures and markets
                                                                 products and services for the
                                                                 motor vehicle industry), 1986
                                                                 to 1994.

Walter T. Jones                  59    Trustee of the Fund       Retired,   Former   Senior  Vice
936 Sycamore Ave.                                                President-Chief        Financial
Holland, Michigan                                                Officer, Prince Corporation.
49424

James J. Rosloniec*              56    Trustee, President and    President & Chief Operating
2905 Lucerne SE                        Treasurer of the Fund.    Officer, JVA Enterprises, LLC.
Suite 200                                                        President, Chief Executive
Grand Rapids, Michigan                                           Officer and Director, Activa
49546                                                            Holdings Corp. Formerly, Vice
                                                                 President-Audit and Control,
                                                                 Amway Corporation (1991-2000).
                                                                 Director, Vice President and
                                                                 Treasurer of Amway Management
                                                                 Company (1984-1999). Trustee,
                                                                 President and Treasurer, Amway
                                                                 Mutual Fund, (1981-1999).
Richard E. Wayman                66    Trustee of the Fund       Retired, Former Finance
24578 Rutherford                                                 Director, Amway Corporation,
Ramona, California                                               1976 to 1996
92065

                                               Pension or
      Name of Person,          Trustee         Retirement        Estimated Annual    Total Compensation
         Position            Compensation  Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund        Upon Retirement
                                                Expenses

Allan D. Engel*                 $8,000                -0-                     -0-          $8,000
Trustee
Donald H. Johnson               $8,000                -0-                     -0-          $8,000
Trustee
Walter T. Jones                 $8,000                -0-                     -0-          $8,000
Trustee
James J. Rosloniec*             $8,000                -0-                     -0-          $8,000
Trustee
Richard E. Wayman               $8,000                -0-                     -0-          $8,000
Trustee

*These Trustees are interested persons under the Investment Company Act of 1940, as amended.
All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Alticor Inc. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2000, amounted to $40,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities including securities that may be purchased or held by the Fund.
INVESTMENT ADVISER
-------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .70 of 1% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .65% on the next $25,000,000, and .60% on assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The fees paid by the Fund to the Investment Adviser during the year ended December 31, 2000 were $242,552.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Jay Van Andel and Richard M. DeVos are also controlling persons of Alticor Inc. which, as of March 30, 2001, owned 2,446,268 shares, or 86.68%, of the outstanding shares of the Fund. Nan Van Andel owned, as of March 30, 2001, 183,490 shares, or 6.50%, of the outstanding shares of the Fund. See "Principal Shareholders."

SUB-ADVISER
------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111-2690 (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of .50% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .45% on the next $25,000,000, and .40% on assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2000 were $171,381.
PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
   During 2000 the Fund paid $53,090 to the sub-adviser for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($4,395) and general and administrative services ($33,992). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   The Adviser serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.
ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2000, total payments were $53,090.
   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.
TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.
CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.
AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.
PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.
PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.
HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.
BY MAIL:
-------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability companies, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.
SPECIAL CIRCUMSTANCES:
---------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.
ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.
INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.
FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws. REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2000 Annual Report to Shareholders along with additional information about the performance of the Fund, which is incorporated herein by reference and may be obtained by writing or calling the Fund.

                                                             Activa
                                                             Growth
ACTIVA GROWTH FUND                                           Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670
                                                     Statement of
                                                 Additional Information





                                                     April 27, 2001







                                                   ACTIVA MUTUAL FUND LOGO


















Printed in U.S.A.


ACTIVA INTERNATIONAL FUND                                             ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
 (616) 787-6288
(800) 346-2670
                                                                       STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
Organization of the Fund                       2
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                  2        conjunction  with  the  Prospectus,   which  can  be
Securities Descriptions &                               requested  from the Fund by writing  or  telephoning
  Techniques                                   3        as indicated  above.  This  Statement of  Additional
Risk Management & Return                                Information  relates to the  Prospectus for the Fund
  Enhancement Strategies                       5        dated April 27, 2001.
Portfolio Transactions &
   Brokerage Allocation                       14
Principal Shareholders                        15
Officers & Trustees of the Fund               15
Investment Adviser                            17
Sub-Adviser                                   17
Plan of Distribution & Principal
  Underwriters                                17
Administrative Agreement                      18
Transfer Agent                                18
Custodian                                     18
Auditors                                      19
Pricing of Fund Shares                        19
Purchase of Shares                            19
How Shares are Redeemed                       19
Exchange Privilege                            20              The date of this Statement of Additional
Additional Account Policies                   20                    Information is April 27, 2001.
Internet Address                              21
Federal Income Tax                            21
Reports to Shareholders
   and Annual Audit                           22








Printed in U.S.A.

                            ACTIVA INTERNATIONAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees. OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in common stocks and equity-related securities of non-U.S. companies. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.
FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
   The Fund :
   1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
  2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
  3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
  4.     May not borrow money, except to the extent permitted by applicable law;
  5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
  6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
         (b) invest in securities or other instruments issued by issuers that invest in real estate;
  7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

  8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by their Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.
SECURITIES DESCRIPTIONS AND TECHNIQUES
-------------------------------------------------------------------------------
   The following discussion provides the various principal and non-principal investment policies and techniques employed by the Fund.
   EQUITY SECURITIES:
   -----------------
     COMMON STOCK is the most prevalent type of equity security. Common stockholders receive the residual value of the issuers earning and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
     PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.
     WARRANTS give the Funds the option to buy the issuer's stock or other equity securities at a specified price. The Funds may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.
     CONVERTIBLE SECURITIES are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.
     Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
     The Fund treats convertible securities as equity securities for purposes of their investment policies and limitations, because of their unique characteristics.
   FIXED INCOME SECURITIES:
     CORPORATE DEBT SECURITIES are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt security. The credit risks of corporate debt securities vary widely among issuers.

     ZERO COUPON SECURITIES do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.
     There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs, and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.
     COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The sort maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.
     BANK INSTRUMENTS are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars are issued by U.S. branches of foreign banks are referred to as Yankee instruments.
     DEMAND INSTRUMENTS are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Insurance contracts include guaranteed investment contracts, funding agreements and annuities.
     GOVERNMENT OBLIGATIONS include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurances can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
     PARTICIPATION INTERESTS represent an undivided interest in or assignment of a loan made by an issuing financial institution. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligations in connection with the participation, a Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.
     In acquiring participation interests, the Sub-Adviser will conduct analysis and evaluation of the financial condition of each co-lender and participant to ensure that the participation interest meets a high quality standard and will continue to do so as long as it holds a participation. In conducting its analysis and evaluation, the Sub-Adviser will consider all relevant factors in determining the credit quality of the underlying or borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of an intermediary was deemed material to the decision to purchase the loan participation, the interest rate environment, and general economic conditions applicable to the borrower and the intermediary.
     VARIABLE AND FLOATING RATE INSTRUMENTS are generally not rated by credited rating agencies; however, the Sub-Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Sub-Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

FOREIGN SECURITIES:
     Foreign securities are securities of issuers based outside the U.S. They are primarily denominate in foreign currencies and traded outside of the United States. In addition to the risks normally associated with equity and fixed income securities, foreign securities are subject to country risk and currency risks. Trading in certain foreign markets is also subject to liquidity risks.
     FOREIGN EXCHANGE CONTRACTS are used by a Fund to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars ("spot currency trades"). The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risk.
     FOREIGN GOVERNMENT SECURITIES generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
     Foreign government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including guasi-governmental agencies.
     DEPOSITORY RECEIPTS are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. The Fund may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underling security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.
     EURODOLLAR CONVERTIBLE SECURITIES are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside the United States. The Fund may invest without limitation in Eurodollar convertible securities, subject to its investment policies and restrictions, that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.
     EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from may countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations.
RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES
--------------------------------------------------------------------------------
   The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of foreign currency forward contracts, options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objectives and polices.

     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Sub-Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risk inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible liability of a Fund to purchase or sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.
DERIVATIVES:
     INDEX AND CURRENCY-LINKED SECURITIES are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Fund may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.
     MORTGAGE-RELATED SECURITIES are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.
     U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-thoughts." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
     The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.
     Government-related grantors include the Federal National Mortgage Association ("FNMA") and the Federal Home loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insure or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

     Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. In the even higher than anticipated prepayments of principal, a Fund may be subject to reinvestment in a market of lower interest rates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.
     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which a Fund may invest is a hybrid between mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.
     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.
     SYNTHETIC CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by Standard and Poor's.
OPTIONS AND FUTURES:
     OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium", from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.
     The Fund may:
     o Buy call options on foreign currency in anticipation of an increase in the value of the underlying asset.
     o Buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset.
     o Write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.
     STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Fund may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.
     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.
     FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies. A put or call option on foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price of an in-the-money strike prices. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.
     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
     FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
     FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as "forward contracts". Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts.
     The Fund may buy and sell interest rate or financial futures, futures on indices, foreign currency exchange contracts, forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts.
     INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures markets, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.
     The sale of an interest rate or financial future sale by a Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. A Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, a Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.
     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase options on the futures contracts it can purchase or sell, as describe above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.
     Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the contract will note be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).
     RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the options or futures contract and movements in the price of the securities which are the subject of the hedge. The price of the contract may move more or less than the price of the securities being hedged. If the price of the contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the security being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the contract. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.
     When contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the contract that is not offset by a reduction in the price of securities purchased.
     Although the Fund intends to purchase or sell contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.
     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Successful use of futures by the Fund depends on the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker. RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS
     Except as described below under "Non Hedging Strategic Transactions", the Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. The Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.
     Upon the purchase of futures contracts, the Fund will deposit an amount of cash or liquid debt or equity securities, equal to the market value of the futures contracts, in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.
     These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and the Trustees of the Trust may change them if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.
INTEREST RATE AND CURRENCY SWAPS:
     For hedging purposes, the Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in the exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.
     CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); and exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
     SWAP OPTIONS. The Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.
     SECURITIES SWAPS. The Fund may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

     INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not in investment or a borrowing.
     RISKS ASSOCIATED WITH SWAPS. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactional only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.
     The Fund usually enter into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account of the full amount accrued on a daily basis of the fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.
     The Fund will not enter into any of these transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of the purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).
SPECIAL TRANSACTIONS
     TEMPORARY INVESTMENTS. The Fund may temporarily depart from its principal investment strategies in response to adverse market, economic, political or other conditions by investing their assets in cash, cash items, and short-term, higher quality debt securities. The Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. A defensive posture taken by the Fund may result in the Fund failing to achieve its investment objective.
     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.
     "ROLL" TRANSACTIONS. The Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitment agreements, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the even the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
     The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its custodian in which it will maintain liquid assets in an amount sufficient to meet is payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 15% of the fund's net assets would be segregated to cover such contracts.

NON-HEDGING STRATEGIC TRANSACTIONS
     The Fund's options, futures and swap transactions will generally be entered into for hedging purposes--to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, the Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. The Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps".
     REPURCHASE AGREEMENTS are agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Pursuant to such agreements, the Fund acquires securities from financial institutions as are deemed to be creditworthy by the Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements may be considered to be loans under the Investment Company Act.
   The Fund's custodian is required to take possession of the securities subject to repurchase agreements. The Sub-Adviser or the custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of a security to a Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks). Under the Investment Company Act, these agreements may be considered borrowings by the Funds, an are subject to the percentage limitations on borrowings describe below. The agreements are subject to the same types of risks as borrowings.
     WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.
     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Sub-Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 15% of the value of its net assets.
     When a Fund engages in when-issued, forward commitments and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     BORROWING. The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting form a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
     SHORT SALES. The Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange or other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.
     In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).
     Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engage in such short sale. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
     As a matter of policy, the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.
     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund night be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing such securities.

     The Fund may invest in foreign securities that are restricted against transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Unless these securities are acquired directly from the issuer or its underwriter, the Fund treats foreign securities whose principal market is abroad as not subject to the investment limitation on securities subject to legal or contractual restrictions on resale.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
-------------------------------------------------------------------------------
     Subject to policies established by the Trust's Board of Trustees, the Sub-Adviser executes the Fund's portfolio transactions and allocates the brokerage business. In executing such transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make the markets in such securities except in those circumstances where better prices and execution are available elsewhere. The Sub-Adviser negotiates commission rates with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The Board of Trustees of the Trust periodically reviews the commission rates and allocation of orders.
     The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Sub-Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect on investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser are not necessary reduced as a result to the receipt of such supplemental information, service and products. Such information, services and products may be useful to the Sub-Adviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Sub-Adviser, in connection with the Fund. Similarly, such information, services and products provided to the Sub-Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund. The Sub-Adviser may pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the information, services and products described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice.
     Although the Sub-Adviser makes investment decisions for the Trust independently from those of its other accounts, investment of the kind made by the Fund may often also be made by such other accounts. When the Sub-Adviser buys and sells the same security at substantially the same time on behalf of the Fund and one or more other accounts managed by the Sub-Adviser, the Sub-Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.
     Securities trade in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.
     During the year ended December 31, 2000, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $303,505. Transactions in the amount of $32,173,912, involving commissions of approximately $62,457 , were directed to brokers because of research services provided during 2000. During the calendar year ended December 31, 2000 and the four months ended December 31, 1999, the portfolio turnover rate was 214.9% and 87.6%, respectively.
     The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
     The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2000, the Fund owned no such securities.

PRINCIPAL SHAREHOLDERS
-------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), formerly known as Amway Corporation, indirectly, as of March 30, 2001, owned 2,738,545 shares, or 95.31%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor since they own, together with their spouses, substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the fund and by causing the Fund to incur brokerage charges in connection with the redemption of Alticor shares. Alticor has advised the Fund that it has no present intention of reducing its investment in the Fund; however, there can be no assurance that Alticor will not reduce its investment in the Fund at some time in the future.
OFFICERS AND TRUSTEES OF THE FUND
-------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:


Name and Address                Age         Office Held         Principal Occupation Last Five
                                                                               Years

Allan D. Engel*                 49    Trustee, Vice             Vice   President,   Real  Estate
2905 Lucerne SE,                      President, Secretary      Operations   and   Secretary   -
Suite 200                             and Assistant Treasurer   Activa Holdings Corp.  Formerly,
Grand Rapids, Michigan                of the Fund; President,   Sr.  Manager,   Investments  and
49546                                 and Secretary of the      Real Estate,  Amway Corporation.
                                      Investment Adviser.       Director,      President     and
                                                                Secretary of Amway Management
                                                                Company  (1981-1999).   Trustee,
                                                                Vice President and Secretary,
                                                                Amway Mutual Fund (1981- 1999).

Donald H. Johnson               71    Trustee of the Fund       Retired, Former Vice
19017 Vintage Trace Circle                                      President-Treasurer, SPX
Fort Myers, Florida                                             Corporation (Designs,
33912                                                           manufactures and markets
                                                                products and services for the
                                                                motor vehicle industry), 1986
                                                                to 1994.

Walter T. Jones                 59    Trustee of the Fund       Retired, Former Senior Vice
936 Sycamore Ave.                                               President-Chief Financial
Holland, Michigan                                               Officer, Prince Corporation
49424







Name and Address                 Age         Office Held         Principal Occupation Last Five
                                                                               Years

James J. Rosloniec*             56    Trustee, President and    President & Chief Operating
2905 Lucerne SE                       Treasurer of the Fund.    Officer, JVA Enterprises, LLC.
Suite 200                                                       President, Chief Executive
Grand Rapids, Michigan                                          Office and Director, Activa
49546                                                           Holdings Corp.  Formerly, Vice
                                                                President-Audit and Control,
                                                                Amway Corporation (1991-2000).
                                                                Director, Vice President and
                                                               Treasurer of Amway Management
                                                                Company (1984-1999). Trustee,
                                                                President and Treasurer, Amway
                                                                Mutual Fund, (1981-1999).

Richard E. Wayman               66    Trustee of the Fund       Retired, Former Finance
24578 Rutherford                                                Director, Amway Corporation,
Ramona, California                                              1976 to 1996
92065



                                               Pension or
      Name of Person,          Trustee         Retirement        Estimated Annual    Total Compensation
         Position            Compensation  Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund        Upon Retirement
                                                Expenses

Allan D. Engel*                 $8,000                -0-                     -0-          $8,000
Trustee
Donald H. Johnson               $8,000                -0-                     -0-          $8,000
Trustee
Walter T. Jones                 $8,000                -0-                     -0-          $8,000
Trustee
James J. Rosloniec*             $8,000                -0-                     -0-          $8,000
Trustee
Richard E. Wayman               $8,000                -0-                     -0-          $8,000
Trustee

   *These Trustees are interested persons under the Investment Company Act of 1940, as amended.
   All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Alticor Inc. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2000, amounted to $40,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund own, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Advisor will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and Activa became effective on June 11, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .85 of 1% on the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .75% on the assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The fees paid by the Fund to the Investment Adviser during the year ended December 31, 2000 were $309,837.
     Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Jay Van Andel and Richard M. DeVos are also controlling persons of Alticor Inc. which, as of March 30, 2001, owned 2,738,545 shares, or 95.31%, of the outstanding shares of the Fund. See "Principal Shareholders."
SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, California 92101 (Sub Adviser). Under the Sub-Advisory Agreement, the Adviser employes the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid quarterly, equal to the annual rates of .65 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .55% on the assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2000 were 235,896.
PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
   During 2000 the Fund paid $54,678 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($4,528) and general and administrative services ($35,009) The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

   Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.
ADMINISTRATIVE AGREEMENT
-----------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2000, total payments were $54,678.
   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.
TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.
CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.
PRICING OF FUND SHARES
--------------------------------------------------------------------------------
   The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.
PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.
HOW SHARES ARE REDEEMED
-------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.
BY MAIL:
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.
BY PHONE:
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability company, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.
SPECIAL CIRCUMSTANCES:
---------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.
EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.
ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.
FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2000 Annual Report to Shareholders along with additional information about the performance of the Fund, which is incorporated herein by reference and may be obtained by writing or calling the Fund.

                                                             Activa
                                                             International
ACTIVA INTERNATIONAL FUND                                    Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670
                                                        Statement of
                                                      Additional Information





                                                        April 27, 2001







                                                      ACTIVA MUTUAL FUND LOGO


















Printed in U.S.A.

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART B

    Information Required in a Statement of Additional Information for Class R


ACTIVA VALUE FUND                                                     ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
 (616) 787-6288
(800) 346-2670                                                                CLASS R
                                                                      STATEMENT OF ADDITIONAL
Contents                                      Page                          INFORMATION
                                                             >
Organization of the Fund                       2
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                  2        conjunction  with the Class R Prospectus,  which can
Additional Risks & Information                          be   requested   from   the  Fund  by   writing   or
   Concerning Certain Investment                        telephoning  as indicated  above.  This Statement of
   Techniques                                  3        Additional   Information  relates  to  the  Class  R
Portfolio Transactions and                              Prospectus for the Fund dated April 27, 2001.
  Brokerage Allocation                        12
Principal Shareholders                        12           Class R shares are  available  only to tax-exempt
Officers and Trustees of the Fund             13        retirement  and  benefits  plans of Alticor Inc. and
Investment Adviser                            14        its  affiliates.   The  Fund  also  offers  Class  A
Sub-Adviser                                   15        shares,  which  are  available  to  members  of  the
Principal Underwriter                         15        general  public.   Information   about  Class  A  is
Administrative Agreement                      15        contained in the Class A prospectus  dated April 27,
Transfer Agent                                16        2001, which is available upon request.
                                                                                             -
Custodian                                     16
Auditors                                      16
Pricing of Fund Shares                        16
Purchase of Shares                            17
How Shares are Redeemed                       17
Federal Income Tax                            17
Investment Performance                                        The date of this Statement of Additional
   Information                                18                   Information is April 27, 2001
Reports to Shareholders
   and Annual Audit                           18








Printed in U.S.A.

                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.
   Shares of beneficial interest of Class A are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees. OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in stocks and convertible securities that the Fund believes have long term gorwth potential. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries. Fundamental Investment Restrictions
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
   The Fund :
  1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

  2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
  3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
  4.     May not borrow money, except to the extent permitted by applicable law;
  5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
  6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
         (b) invest in securities or other instruments issued by issuers that invest in real estate;
  7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

  8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
-------------------------------------------------------------------------------
   DERIVATIVES.
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Ark Asset Management Company (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.
   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.
   FUTURE CONTRACTS.
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
   In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

   OPTION
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
   OPTIONS ON FUTURES CONTRACTS
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
   Limitations and Risks of Options and Futures Activity
   The Fund may no establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.
   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.
   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.
   SHORT SALES AGAINST THE BOX
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.
   SWAP ARRANGEMENTS
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.
   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

   REPURCHASE AGREEMENTS.
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.
   REVERSE REPURCHASE AGREEMENTS.
   The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.
   WHEN-ISSUED SECURITIES.
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.
   RESTRICTED SECURITIES.
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

   FOREIGN INVESTMENTS.
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.
   These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.
   CURRENCY TRANSACTIONS.
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

   SECURITIES LENDING.
   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.
   SHORT-TERM TRADING.
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.
   TEMPORARY AND DEFENSIVE INVESTMENTS.
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.
   INDUSTRY CLASSIFICATIONS.
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.
   OTHER INVESTMENT COMPANIES
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.
       U.S.  Government and Related  Securities.  U.S.  Government  securities
       ----------------------------------------
are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:
o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;
o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and
o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.
   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.
   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.
   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.
   BANK MONEY INVESTMENTS
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.
   ZERO AND STEP COUPON SECURITIES
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.
   COMMERCIAL PAPER RATINGS
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.
   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)
   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
-------------------------------------------------------------------------------
   It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.
   The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.
   Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.
   During the years ended December 31, 2000, 1999 and 1998, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $303,505, $730,824, $358,825, respectively. Transactions in the amount of $32,173,912, involving commissions of approximately $62,457, were directed to brokers because of research services provided during 2000. During the calendar year ended December 31, 2000 the portfolio turnover rate was 113.9% which was an decrease over the previous year's rate of 144.5% resulting from the change in the Fund's sub-adviser and the restructuring of the Fund's portfolio.
   The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2000, the Fund owned common stock of Lehman Brothers with a market value of $3,178,375 and common stock of Merrill Lynch with a market value of $3,423,038. Both Lehman Brothers and Merrill Lynch are considered regular brokers for the Fund.
PRINCIPAL SHAREHOLDERS
-------------------------------------------------------------------------------
   Alticor Inc. ("Alticor"), formerly known as Amway Corporation, indirectly, as of March 30, 2001, owned 800,881 shares, or 3.59%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor Inc. since they own, together with their spouses, substantially all of its outstanding securities. Alticor Inc. is a Michigan manufacturer and direct selling distributor of home care and personal care products. Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership, which owns, as of March 30, 2001, 9,658,572 shares, or 43.31%, of the outstanding shares of the Fund. The Jay and Betty Van Andel Foundation, as of March 30, 2001, owns 483,809 shares, or 2.17%, of the outstanding shares of the Fund. No other person is known by the Fund to own of record or beneficially 5% or more of the Fund's shares.
   As noted above, Jay Van Andel together with his spouse beneficially owns more than 25% of the Fund's voting securities. Accordingly, he may be deemed to control the Fund.
   If any of the Fund's principal shareholders were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
-------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:

Name and Address                 Age         Office Held         Principal Occupation Last Five
                                                                            Years

Allan D. Engel*                  49    Trustee, Vice             Vice   President,   Real  Estate
2905 Lucerne SE,                       President, Secretary      Operations     and     Secretary
Suite 200                              and Assistant Treasurer   -Activa      Holdings      Corp.
Grand Rapids, Michigan                 of the Fund; President,   Formerly,      Sr.      Manager,
49546                                  and Secretary of the      Investments   and  Real  Estate,
                                       Investment Adviser.       Amway   Corporation.   Director,
                                                                 President   and   Secretary   of
                                                                 Amway     Management     Company
                                                                 (1981-1999).    Trustee,    Vice
                                                                 President and  Secretary,  Amway
                                                                 Mutual Fund (1981- 1999).

Donald H. Johnson                71    Trustee of the Fund       Retired, Former Vice
19017 Vintage Trace Circle                                       President-Treasurer, SPX
Fort Myers, Florida                                              Corporation (Designs,
33912                                                            manufactures and markets
                                                                 products and services for the
                                                                 motor vehicle industry), 1986
                                                                 to 1994.

Walter T. Jones                  59    Trustee of the Fund       Retired,   Former   Senior  Vice
936 Sycamore Ave.                                                President-Chief        Financial
Holland, Michigan                                                Officer, Prince Corporation.
49424

James J. Rosloniec*              56    Trustee, President and    President & Chief Operating
2905 Lucerne SE                        Treasurer of the Fund.    Officer, JVA Enterprises, LLC.
Suite 200                                                        President, Chief Executive
Grand Rapids, Michigan                                           Officer and Director, Activa
49546                                                            Holdings Corp. Formerly, Vice
                                                                 President-Audit and Control,
                                                                 Amway Corporation (1991-2000).
                                                                 Director, Vice President and
                                                                 Treasurer of Amway Management
                                                                 Company (1984-1999). Trustee,
                                                                 President and Treasurer, Amway
                                                                 Mutual Fund, (1981-1999).

Richard E. Wayman                66    Trustee of the Fund       Retired, Former Finance
24578 Rutherford                                                 Director, Amway Corporation,
Ramona, California                                               1976 to 1996
92065



                                               Pension or
      Name of Person,          Trustee         Retirement        Estimated Annual    Total Compensation
         Position            Compensation  Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund        Upon Retirement
                                                Expenses

Allan D. Engel*                 $8,000                -0-                     -0-              $8,000
Trustee
Donald H. Johnson               $8,000                -0-                     -0-              $8,000
Trustee
Walter T. Jones                 $8,000                -0-                     -0-              $8,000
Trustee
James J. Rosloniec*             $8,000                -0-                     -0-              $8,000
Trustee
Richard E. Wayman               $8,000                -0-                     -0-              $8,000
Trustee

  *These Trustees are interested persons under the Investment Company Act of 1940, as amended.
   All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Alticor Inc. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2000, amounted to $40,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").
   Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's deriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.
INVESTMENT ADVISER
-------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continued to have at least $200,000,000 in assets. The fees paid by the Fund to the Investment Adviser during the years ended December 31, 2000 and 1999 were $833,053 and $391,047, respectively.

   Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees so long as the Fund's assets exceed approximately $78,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus .20% of average net assets.
   Prior to September 1, 1999, Amway Management Company ("AMC") served as the Fund's investment adviser. Pursuant to an Advisory and Service Contract between the Fund and AMC, AMC provided certain administrative services to the Fund. The fees paid by the Fund to AMC pursuant to this contract during the years ended December 31, 1999 and 1998, were $671,045 and $864,715, respectively.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Members of these families also indirectly own substantially all of the outstanding securities of AMC.
SUB-ADVISER
--------------------------------------------------------------------------------
   Effective December 30, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for its services as the Fund's new Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.30% of the first $350 million of average daily net assets of the Fund, and 0.25% of the assets in excess of $350 million; the minimum annual fee shall be $350,000. The annual compensation formerly paid by the Investment Adviser to Ark Asset Management Co., Inc. was 0.35% of Fund assets in excess of $200 million; larger percentage fees (up to a maximum of 0.45%) were paid if the Fund's assets were less than $200 million. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 2000, 1999 and 1998 were $500,845, $806,398 and $702,560, respectively.
PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   Activa serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The Distribution Plan does not apply to Class R. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan. ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and Activa, Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of Activa. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2000, total payments were $249,918.

   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Administrative Agreement became effective on September 1, 1999. Administrative services were previously provided to the Fund by AMC pursuant to the Advisory and Service Agreement between the Fund and AMC. See "Investment Adviser."
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.
TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent monthly, a fee of .20% of the average daily net assets of the Fund per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.
CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.
AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.
PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   Class R Shares are offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.
HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.
   Participants in the tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.
FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.
   Shares of Class R will be held by the qualified retirement and benefit plans of Alticor Inc. and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

INVESTMENT PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
   Following is the average annual total return percentages for one, five and ten years for the Fund for annual periods ended December 31, 2000. The investment performance of Class R is expected to be substantially similar to Class A because both Classes invest in the same portfolio of securities and investment performance will differ only to the extent that the classes do not have the same expenses. The estimated expenses for Class R, which are lower than the expenses for Class A, are disclosed in the Fee Expense Table.

   AVERAGE ANNUAL TOTAL
   RETURN FOR THE PERIODS       PAST              PAST               PAST
   ENDED DECEMBER 31, 2000    1 YEAR            5 YEARS            10 YEARS
-------------------------------------------------------------------------------

   Activa Value Fund
         - Class A             13.82%            12.04%            13.25%
         - Class R             13.95%            N/A               N/A
   Russell 1000 Value           7.01%            16.91%            17.37%
   S&P 500*                    -9.10%            18.33%            17.46%

   *The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses.
   Total return performance for the Fund is calculated by making an initial investment of $1,000 at the beginning of the period, in the Fund's shares at the net asset value (without sales charge) and reinvesting all ordinary income dividends and capital gain distributions paid during the period in additional shares at net asset value per share on the reinvestment dates. The illustration includes recurring expenses incurred by all shareholder accounts and not those incurred for specific shareholder purposes such as bank fees for wire transfers, Individual Retirement Accounts, or Profit-Sharing Trusts.
   The average annual total return for the Fund for a specific period is found by dividing the ending total value by the cost of the initial investment for the period and taking this quotient to the Nth root, then subtracting 1 (N represents the number of years in the period). The average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Such calculation is with all ordinary income dividends and capital gain distributions reinvested at net asset value exclusive of sales charges. No adjustment has been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received.
   Average annual total return percentages of the Fund will vary and the publication of performance results is not a representation as to future investment performance. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Net asset values of the Fund will fluctuate. Additional information about the performance of the Fund is contained in the Annual Shareholders Report which can be obtained without charge.
REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
-------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once during each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 2000 Annual Report to Shareholders along with additional information about the performance of the Fund, which is incorporated herein by reference and may be obtained by writing or calling the Fund.

                                                             Activa
                                                             Value
ACTIVA VALUE FUND                                            Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670
                                                         Class R
                                                       Statement of
                                                   Additional Information





                                                         April 27, 2001







                                                 ACTIVA MUTUAL FUND LOGO

















Printed in U.S.A.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A


                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits

                (a)   Declaration of Trust

                           The Declaration of Trust for Amway Mutual Fund Trust,
                      renamed the Activa Mutual Fund Trust, (a Delaware Trust) is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, as filed on June 17, 1999.

                (b)   By-Laws

                           The By-Laws of Amway Mutual Fund Trust, renamed the
                      Activa Mutual Fund Trust, (a Delaware trust), are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

                (c)   Instruments Defining Rights of Security Holders

                           Reference is made to the Declaration of Trust,
                      Exhibit 23(a), including, in particular, Article III (Units) and Article V (Unitholders Voting Powers and Meetings), and to the By-Laws, Exhibit 23(b), including, in particular, Article II (Meetings of Shareholders) and
                      Article V (Inspection of Records and Reports) which are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, and Pages C-25 through C-26, respectively, as filed on June 17, 1999 and to Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

                (d)   Investment Advisory Contract

                      (1) Advisory and Service Contract between Activa Mutual
                          Fund Trust and Activa Asset Management, LLC
                          ------------------------------------------------------

                           The Advisory and Service Contract between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorpoarted by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-5 through C-39, as filed on June 17, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)

                      (2)  Sub-Advisory Agreements

                           (a) The Sub-Advisory Agreement between Activa Asset
                               Management, LLC and J.P. Morgan is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-9 through C-12, as filed on September 1, 1999.

                           (b) The Sub-Advisory Agreement between Activa Asset
                               Management LLC and Van Kampen Management, Inc. is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-13 through C-16 as filed on September 1, 1999 except for the First Amendment dated February 15, 2000 which is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Page C-9, as filed on February 29, 2000.

                           (c) The Sub-Advisory Agreement between Activa Asset
                               Management LLC and Wellington Management Company, LLP is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Pages C-10 through C-12, as filed on February 29, 2000.

                           (d) The Sub-Advisory Agreement between Activa Asset
                               Management LLC and State Street Research is incorporated by reference to the Registation Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-21 through C-24, as filed on September 1, 1999.

                           (e) The Sub-Advisory Agreement between Activa Asset
                               Management LLC and Nicholas-Applegate is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-25 through C-28, as filed on September 1, 1999.

                      (e) Principal Underwriter Agreement between Activa Mutual Fund Trust and Activa Asset Management LLC
                           -----------------------------------------------------

                                    The Principal Underwriter Agreement between
                             Activa Mutual Fund Trust and Activa Asset
                             Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-55 through C-60, as filed on June 17, 1999.

                     (f)   Bonus or Profit Sharing Contracts

                             There are no bonus or profit sharing contracts for the Board of Trustees.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)

                       (g)   Custodian Agreement

                                    The Custody Agreement between Amway Mutual
                             Fund Trust, renamed the Activa Mutual Fund Trust, and Northern Trust Company is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 46, Part C, Pages C-14 through C-35, as filed on March 1, 1999 except for the First Amendment dated October 29, 1999 which is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Pages C-13 through C-16, as filed on February 29, 2000.

                      (h)    Other Material Contracts

                             (1)  Transfer Agent and Shareholder Services
                                  Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC
                                  ----------------------------------------------

                                      The Class A Transfer Agency and Dividend
                                  Disbursing Agency Agreement between Activa
                                  Mutual Fund Trust and Activa Asset
                                  Management LLC is incorporated by reference to the Registration Statement under the Securites Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-61 through C-63 and the Class R Transfer Agent and Shareholder Services Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-29 through C-35, as filed on September 1, 1999.

                             (2) Administrative Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC
                                  ----------------------------------------------

                                      The Adminsitrative Agreement between
                                  Activa Mutual Fund Trust and Activa Asset
                                  Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-36 through C-41, as filed on September 1, 1999.

                             (3) Portfolio Accounting and Research Information System
                                  ----------------------------------------------

                                      The Portfolio Accounting and Research
                                  Information System Agreement between Activa
                                  Asset Management LLC and Bisys Securities,
                                  Inc. is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No.
                                  48, Part C, Pages C-42 through C-53, as filed on September 1, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)


                      (i)    Legal Opinion

                                    Not Applicable.
                                    --------------


                      (j)    Other Opinions

                                    The Consent of Independent Certified Public
                             Accountants is included on Page C-10. There are no other opinions, appraisals or rulings, and related consents relied on in preparing the registration statement and required by Section 7 of the Securities Act.

                       (k)   Omitted Financial Statements

                                    The Annual Report for Activa Mutual Fund
                             Trust is included on Pages C-11 through C-53.


                       (l)   Initial Capital Agreements

                                    There are no agreements or understandings
                             made in consideration for providing the initial capital between or among the Fund, the Underwriter, Adviser, Promoter or initial shareholders.

                       (m)   12b-1 Plan for Distribution

                                    The 12b-1 Plan for Distribution between
                             Activa Mutual Fund Trust and Activa Asset
                             Management, LLC is incorporated by reference to the Registation Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-55 through C-58, as filed on September 1, 1999.

                      (n)    Rule 18f-3

                                    The Rule 18f-3 Plan of Amway Mutual Fund,
                             renamed Activa Mutual Fund Trust, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 45, Part C, Pages C-16 through C-17, as filed on September 2, 1998.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.        Exhibits (Continued)


(o)      Codes of Ethics

                             (1)          The Code of Ethics for Activa  Mutual
                                    Fund Trust as required under Rule 17j of the Investment Company Act of 1940, as amended, is included on Pages C-54 through C-58.

                             (2)    The Code of Ethics for the Investment
                                    Adviser as required under Rule 17j of the Investment Company Act of 1940, as amended, is included on Pages C-59 through C-63.

                             (3)          The Code of Ethics  for the
                                    Sub-Advisers as required under Rule 17j of the Investment Company Act of 1940, as amended, for:

                                   (a) J.P. Morgan is included on Pages C-64
                                       through C-69.

                                   (b) Van Kampen Management, Inc. is included
                                       on Pages C-70 through C-89.

                                   (c) Wellington Management Company, LLP, is
                                       included on Pages C-90 through C-99.

                                   (d) State Street Research is included on
                                       Pages C-100 through C-110.

                                   (e) Nicholas-Applegate is included on Pages
                                       C-111 through C-154.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


                                             Location in Registration Statement


                                                          Part C
                                                          Page No
                                                   ---------------------

ITEM 24.      Persons Controlled by
              or under Common Control                       C-7
              with the Fund

ITEM 25.      Indemnification                               C-7

ITEM 26.      Business and Other
              Connections of                                C-8
              Investment Adviser

ITEM 27.      Principal Underwriter                         C-8

ITEM 28.      Location of Accounts
              and Records                                   C-9

ITEM 29.      Management Services                           C-9

ITEM 30.      Undertakings                                  C-9

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


ITEM 24.          Persons Controlled by or under Common Control with the Fund.

                  Following is a table disclosing ownership as of March 30, 2001, by persons controlled or under common control for each series of Activa Mutual Fund Trust. Alticor Inc., formerly known as Amway Corporation, indirectly owns all of the outstanding shares of Amway Investment, Inc. Jay Van Andel and Richard M. DeVos are controlling persons of Alticor Inc. since they own, together with their spouses, substantially all of its outstanding securities.

                  Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership. The Jay and Betty Van Andel Foundation is controlled by Jay Van Andel. Accordingly, Jay Van Andel, together with his spouse, beneficially owns more than 25% of the Fund's voting securities and he may be deemed to control the Fund.

                  Organizations controlled by the DeVos and Van Andel families that have transactions with the Funds include Activa Asset Management, LLC, the Fund's Adviser, Principal Underwriter, Administration Service Agent Agreement and Transfer Agent, and Amway Investment, Inc., which has an investment in the Funds as disclosed below.

                               Money Market           Intermediate
                                      Fund                  Bond            Value          Growth          International
        Entity                  shs         %          shs        %       shs      %       shs       %      shs             %
Amway Corp. & Affiliates      43,681,964   94.24   15,117,481  98.93    800,881  3.59    2,446,268  86.68   2,738,545      95.31
JVA Enterprise Limited
      Parnership                                                      9,658,572 43.31
Jay & Betty Van Andel
     Foundation                                                         483,809  2.17
Nan Van Andel                                                                              183,490   6.50

ITEM 25.          Indemnification

                  Indemnification is covered in Section 9 of the Principal Underwriter Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC, which is filed as an exhibit hereto. Also, a Joint Directors and Officers Liability Insurance Policy for Activa Asset Management, LLC and Activa Mutual Fund Trust is provided by those entities. The Sixth Article of the Agreement and Declaration of Trust of Activa Mutual Fund Trust, which is filed as an exhibit hereto, provides for indemnification for any person to the extent permitted by law.

ITEM 26.          Business and Other Connections of Investment Adviser.

                  Activa Asset Management, LLC acts as the investment adviser, principal underwriter, and transfer agent for Activa Mutual Fund Trust and as a servicing agent for the Cash Equivalent Fund.

                  Business histories of each Director and Officer of the Investment Adviser of the Registrant are included on Pages C-155 through C-156.

                  Business histories of the Sub-Advisers for the Registrant and of each of its Directors and Officers are included on Pages C-157 through C-193.


ITEM 27.          Principal Underwriter

         (a) The principal underwriter, Activa Asset Management, LLC, acts as such only for Activa Mutual Fund Trust. Listed below is the information required pertaining to the individual Directors and Officers of the principal underwriter. There is no other principal underwriter.

         (b)      Name and Principal                 Positions and Office               Position and Offices
                   Business Address                   With Underwriter                     With Registrant
                  ------------------                 ------------------                 ---------------------

                  Allan D. Engel                     President and Secretary            Vice President,
                  2905 Lucerne SE, Suite 200                                            Secretary, Assistant
                  Grand Rapids MI 49546                                                 Treasurer and Trustee

                  Kathleen B. Vogelsang              Assistant Secretary                None
                  2905 Lucerne SE, Suite 200
                  Grand Rapids MI  49546

(c)      Not Applicable.

ITEM 28.          Location of Accounts and Records

                  With respect to each account, book, or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, all transfer agent and shareholder records are in the custody and control of Activa Asset Management, LLC, Grand Rapids, Michigan, pursuant to the Administrative Agreement. All portfolio securities held or in transfer are under the control of the Custodian, Northern Trust, Chicago, Illinois; all portfolio security records and brokerage records related thereto are in the custody and control of Activa Asset Management, LLC, Grand Rapids, Michigan, or the Sub-Advisers, pursuant to the Sub-Advisory Agreements; and all remaining records are in the custody and control of Activa Mutual Fund Trust, Grand Rapids, Michigan.

ITEM 29.          Management Services

                  Activa Asset Management, LLC has entered into a contract with Bisys which provides access to a data processing recordkeeping system for stockholder accounting. The system provides and supports remote terminal access to the provider's facilities for the maintenance of stockholder records, processing of information and the generation of output with respect thereto. Pursuant to this agreement, Activa Asset Management, LLC has paid to Bisys, including equipment costs, telephone lines, and service fees for the three years ending, or since inception if less than three years, a total of $393,381.

ITEM 30.          Undertakings

                  Not applicable.

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Activa Mutual Funds
Grand Rapids, Michigan

         We hereby consent to the incorporation by reference in the Statement of Additional Information constituting a part of this Registration Statement of our report dated January 26, 2001, relating to the financial statements, schedules and financial highlights of Activa Mutual Fund Trust appearing in the Fund's Annual Shareholders Report for the year ended December 31, 2000.

         We also consent to the reference to us under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.


                                                       /s/ BDO Seidman, LLP
                                                       BDO Seidman, LLP


Grand Rapids, Michigan
April 20, 2001

Logo: Activa


Annual Report
December 31, 2000



Activa Money Market Fund
   Sub-Adviser: JP Morgan Chase &Co.

Activa Intermediate Bond Fund
   Sub-Adviser: Van Kampen Management, Inc.

Activa Value Fund
   Sub-Adviser: Wellington Asset Management, LLP

Activa Growth Fund
   Sub-Adviser: State Street Research &
   Management Company

Activa International Fund
   Sub-Adviser: Nicholas-Applegate
   Capital Management

A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.



Logo: Activa Mutual Funds

Activa Mutual Funds Annual Report
Contents

                                                                            Page

Shareholder Letter                                                             1

Activa Money Market Fund                                                       2

Activa Intermediate Bond Fund                                                  3

Activa Value Fund                                                              5

Activa Growth Fund                                                             7

Activa International Fund                                                      9

Schedule of Investments

   Activa Money Market Fund                                                   11

   Activa Intermediate Bond Fund                                              13

   Activa Value Fund                                                          16

   Activa Growth Fund                                                         22

   Activa International Fund                                                  25



                                                                            Page

Statement of Assets and Liabilities                                           30

Statement of Operations                                                       31

Statement of Changes in Net Assets                                            32

Notes to Financial Statements                                                 34



Financial Highlights                                                          38

Independent Auditors' Report                                                  40



Logo: Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com

ANNUAL REPORT

DEAR SHAREHOLDER:

I am pleased to provide you with the Annual Report to Shareholders for the Activa Mutual Funds for the period ending December 31, 2000. The following pages include the sub-advisers' management discussion and performance review for the funds.

The Year 2000 brought extraordinary market volatility and a turnaround from the previous year. The technology and telecommunication stocks that helped generate record returns in 1999 led equity markets down in 2000. The Nasdaq lost 39%, the worst ever in a single year. After several years of value investing lagging growth stocks, market leadership shifted dramatically, and large-cap value stocks outperformed large-cap growth stocks by 29% in 2000. Bonds also staged a rally in 2000 after posting losses in 1999, as investors sought the safety of fixed-income instruments when equity markets became turbulent. The year 2000 may turn out to be one of the few years in recent history where many equity investors would have fared better in certain segments of the bond market. After a huge rally in 1999, most international markets ended lower in 2000 as they faced the same volatility as the US markets. Europe's economy slowed and Japan's economic recovery began to fizzle, dragging global equities down.

Two very important lessons were reinforced as a result of last years' capital markets. The first lesson is that valuation matters. Prior to the second half of 2000, growth stocks, particularly technology and telecommunication stocks, rose to extremely high valuations due to momentum investing. Momentum investing is "following the crowd". Momentum investors were willing to pay extremely high prices for a "hot" stock without regard to earnings. During the second half of 2000, earnings and growth projections in the technology sector started to slow as many Internet start-ups began to go out of business, and the computer industry experienced slower demand for PCs. Worried investors took money out of growth stocks like technology and internet stocks and invested in more value-oriented stocks like utilities, financials and health care, where earnings were more solid. Those sectors all posted double-digit positive returns at the end of the year 2000.

The second lesson to be learned from last year is that diversification works. The two-year period of 1/1/99 through 12/31/00 couldn't be a better example of how different asset classes and equity styles can move in different directions over market cycles. A well-diversified investor would have had losses in bonds offset by gains in growth stocks in 1999, while losses in growth stocks would have been offset by gains in bonds in 2000. Additionally, an investment in value stocks would have offset losses in growth stocks in 2000. As the Federal Reserve begins easing interest rates in 2001, we may see yet another change in market leadership this year. In the long run, a diversified portfolio is your best bet for insulating your investments against market volatility and saving to reach your goals.

The Activa Funds were designed to provide for a well-diversified portfolio within one fund family. Our professional investment managers use a disciplined approach to managing the portfolios using extensive valuation measures. Please visit our website at www.activafunds.com to read more about the Investment Managers of the Funds, and how you can develop a diversified portfolio using the Activa Funds.

Dick DeWitt, an original trustee for the Fund, retired after 30 years of service. On behalf of the Board of Trustees, I want to personally thank Dick for his dedicated and loyal service. Dick's insights and experiences provided significant contributions to the Fund and its shareholders over the years. We all wish Dick well.

We here at the Activa Funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,

/s/ James J. Rosloniec

James J. Rosloniec
President


                                             Activa Mutual Funds Annual Report 1

Activa Money Market Fund -- JP Morgan Chase & Co.

For the year ending December 31, 2000 the Activa Money Market Fund returned 5.96% vs. the IBC/Donaghue Money Market Index return of 5.80%.

Four key themes characterized the fixed income markets during the last year - the incremental tightening of U.S. monetary policy by the Federal Reserve; buybacks and less issuance by the U.S. Treasury; the U.S. Treasury calling into question the nature of federal guarantees for government-sponsored entities
(GSEs); and a reduced commitment of capital to the secondary market by broker-dealers.

Throughout the year, the Federal Reserve continued to raise interest rates in an attempt to slow the robust U.S. economy, an effort that seems to have been successful. The Federal Funds rate stood at 6.5% at year-end - a full percentage point higher than it was at the beginning of the year.

The U.S. Treasury made two moves that may fundamentally change the landscape for risk-free investing. First, it used part of the current budget surplus and began to buy back $30 billion in long-term government bonds . Second, it announced that less treasury debt will be issued in the future, which will reduce the auction schedules of U.S. Treasury bills, notes, and bonds. The effect of both actions has been to reduce the supply of bonds backed by the full faith and credit of the U.S. government, seen by investors worldwide as the risk-free investment of choice.

The U.S. Treasury also called into question the nature of the federal guarantee on GSEs, such as Fannie Mae (FMNA) and Freddie Mac (FHLMC). GSEs are huge, well-funded housing agencies and, even though some are not explicitly guaranteed by the U.S. government, the perception in the marketplace is that they all would be bailed out if they ever get into financial trouble. Mortgage lenders, who compete with these agencies, are lobbying Congress in protest of their disadvantageous funding status. Now the U.S. Treasury is examining the same issue, and has begun to question whether these entities are passing through the benefits of their size and market position to mortgage buyers or only to shareholders.

Throughout the year, risk-averse broker-dealers continued to commit less capital to proprietary and secondary market trading. Their concern, which began with the Asian financial crisis two years ago, has been reinforced by events such as the Russian default, the failure of Long-Term Capital, and the pressure this year on investment-grade corporate bonds.

The successful performance of the portfolio was largely attributable to the barbell strategy we adopted in the summer of 1999, when the Federal Reserve began to raise interest rates. This approach served us well as the Fed continued to tighten and the U.S. Treasury began its buyback. We have maintained the barbell strategy throughout the year, keeping a significant concentration of maturities on the short end of the curve while opportunistically purchasing the one year area on price declines. At times, we were able to capture yields in excess of 7% using this approach. By being so concentrated in short-term issues, we have been able to take advantage of extremely attractive rates, which have been competitive with the Fed fund rate of 6.5%. The portfolio also benefited from a significant concentration in floating rate notes. The interest rate on securities is adjusted regularly (usually quarterly), therefore we benefit in a rising rate environment.

Early on in 2001, we expect US economic data to continue to disappoint and for growth to sink well below potential in the first half of the year. While US growth is slow, we expect financial conditions in the US to ease across the board, with short-term rates falling and the dollar weakening, while the new Administration achieves some measure of fiscal boost. Falling private sector borrowing rates should provide some impetus to consumption. However, it must be noted that the Federal Reserve stands primed to do whatever it takes to avoid a prolonged economic slump. We expect a rebound in growth and improved credit conditions in the second half of the year. The Treasury market has already priced this scenario, but we believe yield spreads on riskier assets have considerable room to narrow.

Portfolio strategy will center around opportunistically decreasing the percentage of floating rate notes and extending the weighted average maturity of the portfolio.



2 Activa Mutual Funds Annual Report

Activa Intermediate Bond Fund -- Van Kampen Management, Inc.

Due to the slowing US economy, interest rates declined during 2000 leading to strong performance for the US bond market. The US treasury sector was the best performing sector as structure and credit concerns caused the mortgage, agency and corporate sectors to underperform. The bond market performed well in spite of a 100 basis point increase in the short term Fed Funds rate during the first half of 2000. The rate hike contributed to the slowing of the economy and the bond market rallied in anticipation that the Fed was finished raising interest rates. The Fed did not adjust the Fed Funds rate during the second half of 2000 as it became clear that the economy was slowing. At year end the Fed Funds rate stood at 6.50 percent versus 5.50 percent on December 31, 1999 and the 30-year U.S. Treasury yield stood at 5.46 percent versus 6.48 percent at year-end 1999.

The U.S. economy continued to be characterized by solid growth and modest inflation. However, signs of weakening demand began to appear as the cumulative impact of the methodical increase in the Fed Funds rate began to be felt. Inflation for 2000, as measured by the core component of the key inflation measure, increased less than 3%. The higher short-term rate environment has increased the financial cost of doing business and has contributed to a slowing in economic growth.

The Lehman Brothers Aggregate Index returned 11.63 percent for the twelve months ended December 31, 2000. For the same twelve-month period, U.S. Treasuries returned 13.52 percent. The second best performing sector was the U.S. Government Agency sector with a 12.18 percent return. The mortgage, asset-backed and corporate sectors returned 11.16 percent, 10.84 percent and 9.39 percent, respectively.

As of December 31, 2000, the Activa Intermediate Bond Fund (the Fund) had a duration of approximately 4.8 years, which was comparable to the 4.7 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. With respect to relative sector weightings, the Fund held overweight positions in the mortgage, asset-backed and corporate sectors. The relative yield premiums offered by these sectors remain attractive and present attractive total return opportunities. We anticipate maintaining the current posture as we enter the new year. The Fund generated total returns of 9.83 percent for the year ended December 31, 2000. During the year the portfolio was underweight in Treasuries and overweight in asset-backed securities in anticipation of the yield spread between these sectors narrowing. The underweight position in Treasuries negatively impacted the portfolio as Treasuries continued to outperform the other sectors in the Lehman Aggregate Index.

The economy appears to be headed for slower growth in the next twelve months. Federal Reserve Board policy is expected to attempt to guide the economy to a "soft landing". As a result, market participants appear to be anticipating significant short - term interest rate reductions of at least 100 basis points in 2001.

We believe the year 2001 will continue to present challenges for fixed-income portfolios. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.



                                             Activa Mutual Funds Annual Report 3

Activa Intermediate Bond Fund continued
                                               Average Annual Total Return*
                                              Periods ended December 31, 2000
--------------------------------------------------------------------------------
                                          One Year       Since Inception 8/30/99
Activa Intermediate Bond Fund               9.83%                 7.79%
Lehman Bros. Aggregate Bond**              11.63%                 9.47%


Line Chart:
YEAR-BY-YEAR PERFORMANCE
           Average Annual Return of the Activa Intermediate Bond Fund
  Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from
                  8/30/99 through 12/31/00: Includes all fees

DATE     ACTIVA INTERMEDIATE BOND FUND      LEHMAN BROS. AGGREGATE BOND
8/30/99  10,000                             10,000
12/99    10,063                             10,104
12/00    11,052                             11,279


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.


** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.


4 Activa Mutual Funds Annual Report

Activa Value Fund -- Wellington Asset Management, LLP

If 1999 was the year of technology, telecommunications, and media, 2000 was the year of electric utilities, healthcare, financials and energy. With an unfriendly Fed worried about an overheated economy and rising inflation in the first half of the year, and worried investors scrambling to get out of Internet related stocks during the second half of the year, it was difficult for the market to make much headway over the past twelve months. Indeed, the S&P 500 (-9%) had its worst year since 1977 and the NASDAQ (-39%) had its worst year since it was established in 1971. The good news, however, was that many sectors within the S&P 500 performed quite well over the course of 2000 and that the bursting of the technology bubble, while difficult to endure, should set the stage for healthier, more balanced growth going forward. A central characteristic of the ongoing bull market over the last 18 years has been the correction of valuation excesses without major damage to all sectors at the same time. Strong sectors in 2000 were electric utilities, healthcare, energy, financial services, food, beverages, and tobacco. These are all groups that perform well during periods of uncertainty and economic weakness. Weak sectors included technology, telecommunications, media, retail, autos, and basic materials. Technology had been viewed as relatively immune to economic cycles, but many companies reported disappointing sales and earnings as a result of what may have been over ordering in advance of Y2K and a perception that companies had to participate in the Internet craze no matter what the cost.

During 2000, large caps underperformed mid and small caps and value outperformed growth. The Russell 1000 Growth index fell -23%, for the year, while value stocks propelled the Russell 1000 Value index to a 7% return. Mid-cap stocks bucked the overall trend, gaining a remarkable 18%, as measured by the S&P Mid Cap 400. Small-cap stocks, as represented by the Russell 2000 index fell -3% during the year.

The Activa Value Fund returned 13.82% for the 12 month period ended December 31, 2000 versus the 7.02% return for the Russell 1000 Value Index. The Fund's investment approach uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries. Rather than making significant sector bets industry weights are kept similar to those of the Russell 1000 Value Index. The Fund consists of multiple sub-portfolios, each actively managed by one of Wellington Management's global industry analysts. Over the course of the year, the Fund benefited most from stock selection in the finance, information technology and health care sectors. Conversely, negatively impacting returns were stock selection in the utilities, particularly telephone stocks, and materials sectors.

While we remain cautious about certain sectors in the US economy, we believe the year 2000 was the beginning of a longer-term rally in US larger-capitalization value stocks. The severity of the slowdown in the US economy from the blistering 5-6% GDP growth of the last two years is catching many by surprise, including the Federal Reserve, which changed its stance in December from a focus on potential inflation to a focus on the threat of recession. Although the US economy will experience a moderation of spending on technology and other capital goods, a wary consumer, and increased unemployment, we do not believe that a recession is on the horizon and are bullish on the US equity market in 2001.



                                             Activa Mutual Funds Annual Report 5

Activa Value Fund continued
                                       Average Annual Total Return*
                                      Periods ended December 31, 2000
--------------------------------------------------------------------------------
                               One Year       Five Year         Ten Year
Activa Value Fund**             13.82%         12.04%             13.25%
Russell 1000 Value***            7.01%         16.91%             17.37%
S&P 500****                     -9.10%         18.33%             17.46%


Line Chart:
YEAR-BY-YEAR PERFORMANCE
                 Average Annual Return of the Activa Value Fund
   Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/90 through 12/31/00: Includes all fees

DATE     RUSSELL 1000 VALUE          S&P 500         Activa Value Fund
12/90    10,000                      10,000          10,000
12/91    12,461                      13,048          13,756
12/92    14,181                      14,042          14,000
12/93    16,751                      15,454          15,519
12/94    16,418                      15,658          14,608
12/95    22,714                      21,535          19,072
12/96    27,630                      26,480          23,492
12/97    37,350                      35,314          30,820
12/98    43,188                      45,414          35,752
12/99    46,362                      54,969          33,361
12/00    49,612                      49,966          37,969


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1991 and 1998, the Fund had a maximum sales charge of 6% and 3% respectively, based upon amount of shares purchased. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which was reduced to 0.15% on September 1, 1999. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received. Past performance is not predictive of future performance. Returns and net asst value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Wellington Asset Management, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


6 Activa Mutual Funds Annual Report

Activa Growth Fund -- State Street Research & Management Company

The year 2000 could easily be called "The Year of Four Markets": the continuation of the fourth quarter 1999 upswing, the spring correction, the summer's limited rally, and the fall's sharp drop in values. While broadly diversified market averages such as the S&P 500 declined about -10% for the year, the technology laden NASDAQ was off -39%. Growth indices of all market cap ranges declined roughly -25%, while large cap value indices rose roughly 5-10% and small and mid cap value indices rose roughly 20%.

For the year as a whole, the pressure on Growth stocks and shift towards Value was driven by the market's reaction to a combination of investor concerns including:

o    overvaluation of equities (especially among the "new economy" names)
o    worries about the future pace of economic and profit growth
o    soaring energy prices
o    confusion generated by the presidential election, and
o    disappointing corporate earnings reports in the third and fourth quarters.

This confluence of factors contributed to an extraordinarily high level of price volatility. In 2000, fully 40% of the trading days involved daily price movement of 1% or more in the S&P 500. On the basis of the number of trading days during the year in which the market moved 1% or more, it requires going back almost three decades to find markets with volatility of this magnitude.

The Fund returned -11.01% for the year ended December 31, 2000, versus the S&P 500 return of -9.11%. Since inception (9/1/99), the Fund has returned 1.01% versus the S&P 500 return of 1.16%. The Fund outperformed the S&P 500 during the first quarter of 2000. In late winter, we had reduced our emphasis on technology in your portfolio, increasing exposure to Health Care and Financial Services. We were therefore well positioned for the March sell-off in the Technology sector. First quarter positive relative performance was driven by strong stock selection in the Financial Services and Health Care sectors.

The fund's second quarter performance lagged that of the S&P 500, but remained ahead of the index on a year-to-date basis. Our sector weighting decisions--most notably underweighting Technology and Utilities--aided performance comparisons, but specific fundamental problems in several technology issues hurt performance comparisons.

As a result of the substantial reduction in technology stock valuations and still-strong business fundamentals for many technology companies, we moved the portfolio back to a market weight in the Technology sector over the summer.

Third quarter returns were ahead of the S&P 500 as both security selection within sectors and sector weighting decisions contributed to favorable performance comparisons. Security selection decisions were the primary source of above-benchmark returns. Portfolio holdings in the Technology and Health Care sectors were particularly important to portfolio return comparisons. Sector weighting decisions also contributed to positive performance comparisons, most notably our overweights in Energy, Health Care, and Financial Services.

Entering the fourth quarter, the portfolio was positioned in a slightly defensive sector posture to reflect the slowing economy and slower expected earnings growth in 2001. The portfolio remained overweighted in Energy, Health Care and Financial Services and had moved to a modest overweight in Technology.

In the fourth quarter, the portfolio lagged the S&P by a large enough extent to produce below-index returns for the full year. Overweights in Energy, Health Care and Financial Services were successful, but were more than offset by the negative impact of the Technology overweight and underweights in Consumer Staples and Materials. More importantly, growth was very much out of favor in the fourth quarter. Our growth-oriented security selection disciplines resulted in a portfolio whose holdings lagged the benchmark in the majority of sectors. The shortfalls were most severe in the Consumer Discretionary, Utilities, Health Care, and Technology sectors.

During 2001, we expect the rate of economic growth to slow substantially from the pace of early 2000, but we believe that real GDP growth will remain positive, thus allowing the economy to avoid a recession. The Fed's rate cut in early January 2001 will likely be followed by others as the Fed tries to keep growth positive. For the year, economic growth is expected to be about +2.5%. We believe that inflation has peaked, in large part due to softening oil prices and labor markets. Oil prices have probably peaked, although natural gas prices will remain high for some period of time. In this environment, corporate profit growth is likely to be a modest 5% to 8%, representing quite a slowdown from the recent rates of above 15%.

In the year to come, we believe the economy will be constrained by a weak manufacturing sector and less strong consumer spending, but it should be helped by sustained activity in services (now over one-half of the economy) and an improved housing component, which is being aided by lower mortgage rates. A somewhat weaker dollar (especially against the euro) will help our exports compete and will assist our companies doing business overseas. In addition to lower interest rates, good news will also come in the form of reduced inflationary pressures.

                                             Activa Mutual Funds Annual Report 7

Activa Growth Fund continued

                                           Average Annual Total Return*
                                          Periods ended December 31, 2000
--------------------------------------------------------------------------------
                                      One Year           Since Inception 8/30/99
Activa Growth Fund                    -11.01%                     1.01%
S&P 500**                              -9.11%                     1.16%

Line Chart:
YEAR-BY-YEAR PERFORMANCE
                 Average Annual Return of the Activa Growth Fund
   Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/00: Includes all fees

DATE       ACTIVA GROWTH FUND         S&P 500
8/30/99    10,000                     10,000
12/99      11,380                     11,173
12/00      10,135                     10,155


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

8 Activa Mutual Funds Annual Report

Activa International Fund -- Nicholas Applegate Capital Management

During the first six months of 2000, equities overseas moved in tandem with the US market, falling in response to concerns over rising interest rates, and lofty valuations among technology stocks. Concerns over rising oil prices, the weakness of the euro and a sell-off in the US market drove equities in Europe, Japan and emerging countries lower in the second half of 2000. The MSCI EAFE Index dropped 8.1% in the third quarter. Technology, media and telecommunications stocks led declines among developed markets in Europe and the Pacific Rim amid investor worries over slowing economic and corporate earnings growth. This volatility continued into the fourth quarter of 2000 amid concerns of slowing global economic and earnings growth, higher energy prices and political uncertainty in the United States. As was the case worldwide, technology stocks underperformed, and stocks with stable cash flows in defensive sectors such as healthcare did relatively well. The MSCI EAFE Index lost 2.7% during the fourth quarter of 2000, led by weakness in Japan. For the full year, the MSCI EAFE Index declined 14.2%.

On September 22, the European Central Bank, the US Federal Reserve and the Bank of Japan intervened to prop up the euro in the currency market, helping drive the euro higher vs. the US dollar late in the month.

In October, the European Central Bank (ECB) unexpectedly raised interest rates by a quarter-percentage point in an effort to preempt inflationary pressures sparked by a weak euro and high oil prices. October's increase was the seventh in a series of ECB rate hikes totaling 2.25% that began in late 1999. Tight monetary conditions served to dampen corporate spending, consumer credit growth, auto sales, and the housing market. However, the euro rebounded against the US dollar in late 2000 amid reports that economic activity appeared to be slowing faster in the US than in Europe.

In Japan, the market was especially hard hit by the global sell-off in technology, media and telecommunications (TMT) stocks, since at its February 2000 peak, the TMT sector represented over 40% of Japanese stock market capitalization. In December, the Bank of Japan issued a report highlighting the impact of decelerating export growth on the economy, further discouraging investors.

In 2000, the Activa portfolio declined 25.31%, and the MSCI EAFE dropped 13.96%. Since inception (8/30/99) the portfolio returned 4.58% versus the MSCI EAFE return of 1.31%. The underweight position of the portfolio in the U.K. relative to the MSCI EAFE and stock selection in Japan, UK and the Netherlands detracted from performance during the first half of the year. Stock selection in Singapore, Canada and Sweden helped performance during that time period. During the second half of 2000, stock selection in financial services, health services and energy sectors and in Israel, Italy and France contributed favorably to the portfolio's performance. Stock selection in Japan, the United Kingdom and Canada generally detracted from results versus the benchmark, as did an underweighted position in Hong Kong and Singapore.

As we enter 2001, many factors provide a positive backdrop for international equity investing. Oil prices should fall as slower growth worldwide crimps demand and OPEC production remains elevated. Since the US Federal Reserve cut interest rates on January 3, 2001, both Hong Kong and the Philippines cut rates on January 5, 2001. Germany, France, Italy and the Netherlands have tax cuts taking effect in 2001. In Japan, domestic demand is recovering, albeit at a slow pace, and corporate restructuring is underway in the insurance, chemical and pharmaceutical industries. Above all, market events of 2000 have caused investors to re-align their growth expectations to more normal levels. Whatever the challenges and opportunities international stock markets present in 2001, we are confident that strict adherence to our investment philosophy and process will lead us to companies with the strongest growth prospects.


                                             Activa Mutual Funds Annual Report 9

Activa International Fund continued
                                              Average Annual Total Return*
                                             Periods ended December 31, 2000
--------------------------------------------------------------------------------
                                          One Year       Since Inception 8/30/99
Activa International Fund                 -25.31%                 4.58%
MSCI EAFE**                               -13.96%                 1.29%
S&P 500***                                 -9.11%                 1.16%



Line Chart:
YEAR-BY-YEAR PERFORMANCE
             Average Annual Return of the Activa International Fund
    Growth of an assumed $10,000 investment in Activa International Fund from
                   8/30/99 through 12/31/00: Includes all fees

Date     MSCI EAFE           S&P 500           Activa International Fund
8/30/99  10,000              10,000            10,000
12/99    11,823              11,173            14,200
12/00    10,172              10,155            10,605


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** THE MSCI EAFE (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.


*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


10 Activa Mutual Funds Annual Report

Activa Schedule of Investments
MONEY MARKET FUND 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
CERTIFICATES OF DEPOSIT                                                        15.1%
     ABBEY NAT'L 6.47% 01/10/01                                                              500,000       $        499,994
     LANDESBANK 7.14% 5/08/01                                                              1,000,000                999,975
     LLOYDS BNK  7.20% 06/15/01                                                            1,000,000                999,872
     RABOBANK CD 6.66% 03/09/01                                                            1,000,000                999,913
     CIBC 7.42% 06/04/01                                                                   1,000,000                999,881
     COMMERZBANK  FRN 6.57% 03/01/01                                                       1,000,000                999,921
     UNBNK SWIS  6.88% 04/30/01                                                              750,000                749,954
     WDEUTSCHE CD FRN 6.57% 03/23/01                                                       1,000,000                999,892
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  7,249,402
---------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER                                                               52.7%
     GE CAPITAL FRN 6.75% 01/02/01                                                         1,000,000              1,000,000
     TEXACO INC 6.54% 02/29/01                                                             1,000,000                992,915
     WISC.ENER 6.49% 02/09/01                                                              1,000,000                992,969
     ABBEY NTNL 6.47% 2/21/01                                                              1,000,000                991,014
     BAVARIA  6.62% 01/24/01                                                               1,000,000                995,771
     CDC CP 6.59% 01/31/01                                                                 1,700,000              1,690,650
     CXC INC 6.62% 01/25/01                                                                1,000,000                995,587
     D.DANSKE 6.20% 03/27/01                                                               1,000,000                985,349
     DEPFA BANK 04/04/01                                                                   1,000,000                983,350
     EDISON 6.29% 03/22/01                                                                 1,000,000                986,022
     ENTERPRISE 6.37% 03/15/01                                                             1,000,000                987,083
     LANDESBK 6.32% 03/01/01                                                               1,000,000                989,642
     MONTE ROSA 6.49% 02/06/01                                                             1,000,000                993,510
     MRGN STNLY 6.58% 01/31/01                                                             1,000,000                994,517
     PARTH. REC 6.61% 01/11/01                                                               793,000                791,544
     SALOMAN 6.54% 02/12/01                                                                1,000,000                992,370
     SVENSKA HANDELS 03/15/01                                                              1,000,000                987,144
     VERIZON 6.54% 02/08/01                                                                1,000,000                993,097
     WINDMILL 6.65% 01/12/01                                                               1,000,000                997,968
     BRIT. GAS 6.48% 02/22/01                                                              1,000,000                990,640
     HD REAL ESTATE 05/22/01                                                               1,000,000                974,894
     CINGULAR 6.53% 02/22/01                                                               1,000,000                990,568
     SBC COMM 6.46% 02/15/01                                                               1,000,000                991,912
     NATL RURAL 6.47% 2/21/01                                                              1,000,000                990,834
     NATIONAL RURAL 03/16/01                                                               1,000,000                986,742
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 25,266,092
---------------------------------------------------------------------------------------------------------------------------

FEDERAL FARM CREDIT BANK                                                        2.0%
     FFCB 5.75% 01/02/01                                                                     954,000                953,848
---------------------------------------------------------------------------------------------------------------------------


                                            Activa Mutual Funds Annual Report 11

                                      C-23


Activa Schedule of Investments continued
MONEY MARKET FUND 12/31/00

                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
CORPORATE BONDS                                                                30.2%
     GMAC FRN 6.53% 03/30/01                                                               1,500,000              1,500,532
     BNK AMERICA  FRN 6.65% 06/06/01                                                       1,000,000                999,957
     BK AUSTRIA FRN   6.61% 02/16/01                                                       1,000,000                999,938
     BNK SCOTLAND FRN 6.65% 03/05/01                                                       1,000,000                999,992
     COMERICA BANK FRN 6.63% 2/14/01                                                       1,000,000                999,932
     FIRST UNION  FRN 6.68% 06/22/01                                                       1,000,000              1,000,000
     INTERAM. BK 5.12% 2/22/01                                                             1,000,000                998,076
     NORWEST FIN  FRN 6.62% 07/20/01                                                       1,000,000                999,734
     US BANK MINN FRN 6.63% 04/04/01                                                       1,000,000                999,890
     CITIGROUP FRN 6.76% 04/04/01                                                          1,000,000              1,000,000
     CITIGROUP FRN 6.66% 01/19/01                                                          1,000,000                999,969
     CHRYSLER FRN 6.72% 06/08/01                                                           1,000,000              1,000,170
     COMPASS FRN 6.69% 01/16/01                                                            1,000,000              1,000,000
     WALMART FRN 6.52% 12/27/01                                                            1,000,000                999,518
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 14,497,708
---------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS - 100% (Cost $47,967,050)                                                     $     47,967,050
===========================================================================================================================


                                            12 Activa Mutual Funds Annual Report

                                      C-24


Activa Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
BANKERS ACCEPTANCES                                                             1.0%
     CANADA-GOV 6.375% 11/30/04                                                            1,480,000       $      1,513,300

US TREASURY STRIPS                                                              3.0%
     UST-STRIP PO 9.13% 5/15/18                                                            6,225,000              2,341,471
     STRIP PRINC 9.875% 5/15/15                                                            4,975,000              2,237,357
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  4,578,828
---------------------------------------------------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE                                                     15.1%
     FHLMC #C00785 6.5% 6/01/29                                                            6,534,391              6,448,595
     FGLMC #37237 8.0% 03/01/30                                                            3,820,611              3,913,719
     FGLMC #C38972 6.5% 5/01/29                                                            2,875,512              2,837,756
     FHR 1702 PG 6.5% 12/15/22                                                             2,500,000              2,507,088
     FHR 6.5%        03/15/24                                                              3,000,000              3,028,950
     FHLMC 6.5%       08/15/24                                                             4,000,000              4,039,080
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 22,775,188
---------------------------------------------------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                          25.1%
     FNMA 6.53% DN 04/26/01                                                                3,035,000              2,974,300
     FNMA 6.625%  09/15/09                                                                 7,500,000              7,809,375
     FNMA CMO 6.50% 09/25/23                                                               5,000,000              5,032,875
     FNMA 6.5% 09/18/24                                                                    2,800,000              2,806,664
     FNMA #252715 6.5% 09/01/29                                                            2,380,690              2,348,694
     FNMA #323980 6.0% 04 01 14                                                            2,642,676              2,608,797
     FNMA #481473 6.0% 02/01/29                                                            3,232,759              3,129,698
     FNMA #481427 6.0% 01/01/29                                                            4,594,853              4,448,370
     FNMA #490080 6.5% 03/01/29                                                            2,246,109              2,215,921
     FNMA #490179 6.5% 03/01/29                                                            2,243,410              2,213,259
     FNMA #496567 6.0% 04/01/14                                                            2,300,401              2,270,910
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 37,858,863
---------------------------------------------------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                        8.1%
     GNMA 6.5% #470387 05/15/29                                                            4,624,271              4,578,028
     GNMA 7% #486761  12/15/28                                                             2,798,239              2,812,230
     GNMA 7% #490240  09/15/29                                                             4,748,639              4,772,383
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 12,162,641
---------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS - 44.7%
AIRLINES                                                                        0.7%
     DELTA  10.125% 05/15/10                                                                 925,000                999,000
---------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE                                                                      1.9%
     BWA 8% 10/01/19                                                                       1,810,000              1,434,425
     DAIMLERCHRY 7.4% 01/20/05                                                               500,000                502,500
     DANA CORP 7% 03/15/28                                                                 1,743,000                912,896
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,849,821
---------------------------------------------------------------------------------------------------------------------------

                                            Activa Mutual Funds Annual Report 13

                                      C-25


Activa Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
BANKING                                                                         5.1%
     BSCH ISS 7.625% 11/03/09                                                              1,000,000              1,020,000
     BANK ONE 6.00% 02/17/09                                                               1,000,000                917,500
     CHASE 6.66% 01/15/07                                                                  5,000,000              5,122,301
     NATL WEST 7.375% 10/01/09                                                               650,000                673,562
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  7,733,363
---------------------------------------------------------------------------------------------------------------------------

BANKING AND FINANCIAL SERVICES                                                  1.9%
     BK OF AMER 7.8% 02/15/10                                                              2,000,000              2,085,000
     NAT AUST 8.6% 05/19/10                                                                  750,000                833,437
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,918,437
---------------------------------------------------------------------------------------------------------------------------

BROADCASTING                                                                    0.7%
     CLEAR CHNL 7.65% 09/15/10                                                             1,025,000              1,049,344
---------------------------------------------------------------------------------------------------------------------------

CONSUMER GOODS AND SERVICES                                                     0.7%
     UNILEVER 6.875% 11/01/05                                                              1,000,000              1,033,750
---------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITY                                                                7.9%
     PP&L TRANS 6.60% 3/25/05                                                              4,000,000              4,033,740
     PECO 1999-A 5.80% 03/01/07                                                            5,500,000              5,442,525
     S.CAR E&G 6.125% 03/01/09                                                             1,500,000              1,436,250
     WPS RESOURCES  7% 11/01/09                                                            1,000,000              1,021,250
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 11,933,765
---------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT                                                                   0.1%
     DISNEY 5.8% 10/27/08                                                                    200,000                193,500
---------------------------------------------------------------------------------------------------------------------------

FINANCE                                                                         2.5%
     VANDERBILT 7.82% 11/07/17                                                             3,565,000              3,746,988
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES                                                             13.8%
     AMERICAN EXP 5.6% 11/15/06                                                            4,450,000              4,421,787
     ASSOC. CORP 5.8% 04/20/04                                                             3,850,000              3,792,250
     CCIMT 6.65% 11/15/06                                                                  4,450,000              4,543,851
     CONSECO 8.06% 05/01/31                                                                2,810,000              2,978,624
     FNCC 6.15%  09/15/04                                                                  1,250,000              1,256,462
     GMAC NT 5.75% 11/10/03                                                                1,500,000              1,462,500
     GMAC 7.375%  01/19/10                                                                 1,020,000              1,053,150
     US WEST 6.375% 7/15/08                                                                1,400,000              1,335,250
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 20,843,874
---------------------------------------------------------------------------------------------------------------------------

FOOD SERVICE                                                                    2.2%
     KROGER 8% 09/15/29                                                                    1,650,000              1,720,125
     SAFEWAY 7.5% 09/15/09                                                                 1,550,000              1,623,625
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,343,750
---------------------------------------------------------------------------------------------------------------------------


14 Activa Mutual Funds Annual Report

                                      C-26


Activa Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
GAS UTILITY                                                                     0.7%
     SOUTH UNION 8.25% 11/15/29                                                            1,025,000              1,021,156
---------------------------------------------------------------------------------------------------------------------------

INSURANCE                                                                       2.1%
     WELLS FARG 7.25% 08/24/05                                                             3,000,000              3,123,750
---------------------------------------------------------------------------------------------------------------------------

OIL & EXPLOR PROD & SER                                                         2.9%
     AMERADA 7.875% 10/01/29                                                               1,105,000              1,158,869
     CHEVRON 6.625% 10/01/04                                                               2,000,000              2,052,500
     CONOCO INC. 6.95% 4/15/29                                                             1,250,000              1,228,125
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  4,439,494
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS                                                              1.5%
     MCI CORP. 6.50% 04/15/10                                                              1,500,000              1,387,500
     SPRINT CAP 6.875% 11/15/28                                                            1,250,000              1,003,125
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,390,625
---------------------------------------------------------------------------------------------------------------------------

ASSET BACKED SECURITIES                                                         3.0%
     MBNAM 6.50% 04/15/10                                                                  4,525,000              4,627,763
---------------------------------------------------------------------------------------------------------------------------

TOTAL FIXED INCOME - 100% (Cost $147,372,408)                                                              $    151,137,200
===========================================================================================================================


                                            Activa Mutual Funds Annual Report 15

                                      C-27


Activa Schedule of Investments
VALUE FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
US TREASURY BILLS - 0.1%                                                        0.1%
     U.S. T-BILL      01/10/01                                                               180,000       $        179,570
---------------------------------------------------------------------------------------------------------------------------

TOTAL US TREASURY BILLS (Cost $179,696)                                                      180,000                179,570
---------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 99.9%
AEROSPACE                                                                       1.8%
     BOEING CORP.                                                                             17,200              1,135,200
     UNITED TECHNOLOGIES                                                                      24,000              1,887,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,022,200
---------------------------------------------------------------------------------------------------------------------------

AIRCRAFT ENGINES & ENGINE PARTS                                                 0.7%
     HONEYWELL INTERNATIONAL                                                                  24,600              1,163,887
---------------------------------------------------------------------------------------------------------------------------

AIRLINES                                                                        0.9%
     CONTINENTAL AIRLINES                                                                     *7,400                382,025
     DELTA AIR LINES, INC.                                                                     5,200                260,975
     SABRE HOLDINGS                                                                               *1                     43
     SOUTHWEST AIRLINES CO.                                                                   25,900                868,427
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,511,470
---------------------------------------------------------------------------------------------------------------------------

APARTMENTS                                                                      0.2%
     ARCHSTONE COMMUNITIES                                                                    10,900                280,675
---------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE                                                                      1.5%
     FORD MOTOR CO. DEL                                                                       70,021              1,641,117
     GENERAL MOTORS - CLASS H                                                                 35,838                824,274
     VISTEON CORP.                                                                                 2                     23
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,465,414
---------------------------------------------------------------------------------------------------------------------------

BANKING                                                                        11.5%
     CITIGROUP, INC.                                                                         127,500              6,510,469
     KEYCORP                                                                                 127,300              3,564,400
     MERCANTILE BANKSHARES                                                                    61,200              2,643,075
     US BANCORP                                                                               61,500              1,795,031
     UNIONBANCAL CORPORATION                                                                  34,800                837,375
     WACHOVIA CORP.                                                                           66,200              3,847,875
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 19,198,225
---------------------------------------------------------------------------------------------------------------------------

BEVERAGES - DOMESTIC                                                            1.4%
     PEPSICO, INC.                                                                            45,700              2,265,006
---------------------------------------------------------------------------------------------------------------------------

BROADCASTING                                                                    1.1%
     AT & T CORP.- LIBERTY MD                                                                 65,900                893,769
     SCRIPPS CO- CL-A                                                                         15,900                999,712
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,893,481
---------------------------------------------------------------------------------------------------------------------------


16 Activa Mutual Funds Annual Report

                                      C-28


Activa Schedule of Investments continued
VALUE FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
BUILDING PRODUCTS                                                               0.5%
     VULCAN MATERIALS CO.                                                                     17,400                833,025
---------------------------------------------------------------------------------------------------------------------------

BUSINESS SERVICES                                                               0.9%
     FIRST DATA CORP.                                                                         27,200              1,433,100
---------------------------------------------------------------------------------------------------------------------------

CHEMICALS                                                                       1.9%
     AIR PRODUCTS & CHEMICALS                                                                 21,100                865,100
     DU PONT E I DE NEMOURS                                                                   33,100              1,599,144
     ROHM & HAAS CO.                                                                          20,700                751,669
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,215,913
---------------------------------------------------------------------------------------------------------------------------

COAL                                                                            0.0%
     ARCH COAL, INC.                                                                               7                     99
---------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE                                                               0.1%
     CABLETRON SYSTEMS                                                                       *10,700                161,169
---------------------------------------------------------------------------------------------------------------------------

COMPUTERS                                                                       0.8%
     COMPAQ COMPUTER CORP.                                                                    45,900                690,795
     MCKESSON HBOC, INC.                                                                      12,500                448,625
     PALM, INC.                                                                               *9,364                265,118
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,404,538
---------------------------------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING                                                          0.4%
     SMURFIT-STONE CONTAINER                                                                 *49,500                739,406
---------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITY                                                                4.7%
     CALPINE CORP.                                                                            37,600              1,694,350
     DUKE ENERGY CORP.                                                                        13,300              1,133,825
     EXELON CORP.                                                                             37,137              2,607,389
     MONTANA POWER CO.                                                                        41,300                856,975
     PINNACLE WEST CAP                                                                        32,500              1,547,812
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  7,840,351
---------------------------------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT                                                            1.7%
     ATMEL CORP.                                                                              40,700                473,137
     EMERSON ELECTRIC CO.                                                                     20,200              1,592,013
     GENERAL ELECTRIC CO.                                                                     14,300                685,506
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,750,656
---------------------------------------------------------------------------------------------------------------------------

ELECTRONICS                                                                     0.4%
     ADVANCED MICRO DEVICES                                                                   16,200                223,763
     NOVELLUS SYSTEMS, INC.                                                                   12,300                442,031
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    665,794
---------------------------------------------------------------------------------------------------------------------------


                                            Activa Mutual Funds Annual Report 17

                                      C-29


Activa Schedule of Investments continued
VALUE FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
ENERGY                                                                          1.2%
     SUNCOR ENERGY, INC                                                                       79,200              2,034,450
---------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT                                                                   1.6%
     CHARTER COMMUNICATION                                                                   *52,600              1,193,363
     TIME WARNER INCORPORATED                                                                  3,900                203,736
     USA NETWORKS, INC.                                                                       34,800                676,425
     VIACOM INC - CLASS B                                                                    *12,400                579,700
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,653,224
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES                                                             12.4%
     FANNIE MAE                                                                               56,200              4,875,350
     LEHMAN BRTHS HLDG.                                                                       47,000              3,178,375
     MERRILL LYNCH & CO.                                                                      50,200              3,423,013
     MORGAN ST DEAN WITTER                                                                    48,700              3,859,475
     WASHINGTON MUTUAL, INC.                                                                 100,400              5,327,475
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 20,663,688
---------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGE                                                                 2.0%
     SARA LEE COMMON STOCK                                                                   134,900              3,313,481
---------------------------------------------------------------------------------------------------------------------------

FOOD PRODUCTS                                                                   1.8%
     PROCTER & GAMBLE CO.                                                                     38,300              3,004,156
---------------------------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS/WARES                                                        0.2%
     MANPOWER, INC.                                                                            9,900                376,200
---------------------------------------------------------------------------------------------------------------------------

INFORMATIONAL SERVICES                                                          0.6%
     AFFILIATED COMPUTER SVCS.                                                               *16,600              1,007,412
---------------------------------------------------------------------------------------------------------------------------

INSURANCE                                                                       9.9%
     AMER INT'L. GROUP                                                                        45,150              4,450,097
     CIGNA CORP.                                                                              30,200              3,995,460
     MBIA, INC.                                                                               36,400              2,698,150
     MARSH MCLENNAN COS. COM                                                                  28,000              3,276,000
     XL CAPITAL LTD. CLASS-A                                                                  24,100              2,105,737
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 16,525,444
---------------------------------------------------------------------------------------------------------------------------

MACHINERY & EQUIPMENT                                                           0.5%
     THERMO ELECTRON CORP.                                                                   *28,300                841,925
---------------------------------------------------------------------------------------------------------------------------


18 Activa Mutual Funds Annual Report

                                      C-30


Activa Schedule of Investments continued
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
MANUFACTURING-CAPITAL GOODS                                                     1.7%
     DANAHER CORP.                                                                            21,200              1,449,550
     EATON CORP.                                                                              17,900              1,345,856
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,795,406
---------------------------------------------------------------------------------------------------------------------------

MANUFACTURING-CONSUMER GOODS                                                    0.4%
     MINN. MINING & MANUFCTRNG.                                                                6,100                735,050
---------------------------------------------------------------------------------------------------------------------------

MANUFACTURING - MISCELLANEOUS                                                   0.8%
     EASTMAN KODAK CO.                                                                         6,700                263,813
     KIMBERLY-CLARK CORP.                                                                     14,300              1,010,867
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,274,680
---------------------------------------------------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES                                                    1.0%
     BAXTER INTERNATIONAL                                                                     19,300              1,704,431
---------------------------------------------------------------------------------------------------------------------------

MEDICAL LABS & TESTING SERV.                                                    0.6%
     GILEAD SCIENCES, INC.                                                                   *11,000                912,313
---------------------------------------------------------------------------------------------------------------------------

METALS & MINING                                                                 0.8%
     ALCOA, INC.                                                                              41,900              1,403,650
---------------------------------------------------------------------------------------------------------------------------

OFFICE PROPERTIES                                                               0.5%
     EQUITY OFFICE PROPERTIES                                                                 25,900                844,988
---------------------------------------------------------------------------------------------------------------------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            0.7%
     AVERY DENNISON CORP.                                                                      7,400                406,075
     I B M                                                                                     9,500                807,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,213,575
---------------------------------------------------------------------------------------------------------------------------

OIL/GAS - EQUIPMENT & SVCS                                                      0.2%
     WEATHERFORD INTL.                                                                        *8,500                401,625
---------------------------------------------------------------------------------------------------------------------------

OIL & GAS EQUIPMENT/SERVICES                                                    1.5%
     ENRON CORP.                                                                              12,400              1,030,750
     ILLINOIS TOOL WORKS, INC.                                                                24,900              1,483,106
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,513,856
---------------------------------------------------------------------------------------------------------------------------

OIL & GAS EXPLOR PROD & SER                                                     7.4%
     CHEVRON CORP.                                                                            21,900              1,849,181
     CONOCO, INC.                                                                             44,800              1,296,400
     EXXON MOBIL CORP. COM                                                                    59,200              5,146,700
     ULTRAMAR DIAMOND SHAMROCK                                                                64,100              1,979,087
     UNOCAL CORP.                                                                             52,600              2,034,963
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 12,306,331
---------------------------------------------------------------------------------------------------------------------------


                                            Activa Mutual Funds Annual Report 19

                                      C-31


Activa Schedule of Investments continued
VALUE FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
OIL & GAS TRANSMISSION                                                          1.1%
     EL PASO ENERY CORP.                                                                      25,900              1,855,088
---------------------------------------------------------------------------------------------------------------------------

PAPER PRODUCTS                                                                  1.0%
     BOWATER, INC.                                                                            17,600                992,200
     WEYERHAUESER                                                                             14,500                735,875
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,728,075
---------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICALS                                                                 5.7%
     ABBOTT LABS                                                                              31,100              1,506,407
     AMERICAN HOME PRODUCTS                                                                   19,600              1,245,580
     MERCK & CO., INC.                                                                        16,400              1,535,450
     MYLAN LABORATORIES                                                                       27,100                682,581
     PHARMACIA CORP.                                                                          48,961              2,986,621
     SCHERING-PLOUGH CORP.                                                                    26,700              1,515,225
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  9,471,864
---------------------------------------------------------------------------------------------------------------------------

PRINTING & PUBLISHING                                                           0.4%
     GANNETT COMPANY, INC.                                                                    11,600                731,525
---------------------------------------------------------------------------------------------------------------------------

RAILROADS                                                                       0.2%
     CANADIAN NATIONAL RAILWAY                                                                12,900                382,969
---------------------------------------------------------------------------------------------------------------------------

RESTAURANTS                                                                     0.6%
     MCDONALD'S CORP.                                                                         31,000              1,054,000
---------------------------------------------------------------------------------------------------------------------------

RETAIL STORES                                                                   2.0%
     FAMILY DOLLAR STORES                                                                     79,200              1,697,850
     TARGET CORP.                                                                             51,100              1,647,975
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,345,825
---------------------------------------------------------------------------------------------------------------------------

RETAIL STORES - GROCERY                                                         1.5%
     SAFEWAY, INC.                                                                           *39,100              2,443,750
---------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST                                                    0.5%
     KIMCO REALTY CORP.                                                                       19,300                852,819
---------------------------------------------------------------------------------------------------------------------------

TOBACCO                                                                         2.0%
     PHILIP MORRIS COS., INC.                                                                 33,200              1,460,800
     RJ REYNOLDS TOBACCO HLDGS.                                                               37,800              1,842,750
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,303,550
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS                                                              6.5%
     A T & T CORP.                                                                            42,400                734,050
     SBC COMMUNICATIONS, INC.                                                                 72,700              3,471,425
     VERIZON COMMUNICATIONS                                                                  116,500              5,839,563
     WORLDCOM, INC.                                                                          *50,550                710,859
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 10,755,897
---------------------------------------------------------------------------------------------------------------------------

20 Activa Mutual Funds Annual Report

                                      C-32


Activa Schedule of Investments continued
VALUE FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMEN                                        2.1%
     BROADWING, INC.                                                                         *27,700                631,906
     QWEST COMMUNICATIONS INTL.                                                              *45,124              1,850,084
     SONUS NETWORKS, INC.                                                                     35,500                896,375
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,378,365
---------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCK (Cost $147,365,486)                                                                          166,674,021
---------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 100% (Cost $147,545,182)                                                               $    166,853,591
===========================================================================================================================

*Non-dividend producing as of December 31, 2000


                                            Activa Mutual Funds Annual Report 21

                                      C-33


Activa Schedule of Investments
GROWTH FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
COMMERCIAL PAPER - 3.6%                                                         3.6%
     FORD MOTOR 6.40%   01/02/01                                                           1,000,000       $      1,000,000
---------------------------------------------------------------------------------------------------------------------------
     TOTAL COMMERCIAL PAPER (Cost $1,000,000)                                                                     1,000,000
---------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.4%
AUTOMOTIVE                                                                      1.6%
     GENERAL MOTORS - CLASS H                                                                 18,975                436,425
---------------------------------------------------------------------------------------------------------------------------

BANKING                                                                         5.2%
     BANK ONE CORP.                                                                            7,600                278,350
     CITIGROUP, INC.                                                                          23,416              1,195,679
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,474,029
---------------------------------------------------------------------------------------------------------------------------

BEVERAGES - DOMESTIC                                                            1.3%
     PEPSICO, INC.                                                                             7,400                366,762
---------------------------------------------------------------------------------------------------------------------------

BREWERY                                                                         3.6%
     ANHEUSER-BUSCH                                                                           22,595              1,028,073
---------------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT                                                        2.7%
     AMERICAN TOWER CORP.                                                                    *11,505                435,752
     AMDOCS LTD. ORD                                                                          *5,015                332,244
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    767,996
---------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE                                                               2.9%
     MICROSOFT                                                                               *13,180                571,683
     ORACLE CORP.                                                                              8,100                235,406
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    807,089
---------------------------------------------------------------------------------------------------------------------------

COMPUTERS                                                                       6.3%
     CISCO SYSTEMS                                                                            13,075                500,119
     COMVERSE TECHNOLOGY, INC.                                                                 3,880                421,465
     INTEL CORPORATION                                                                        12,890                387,505
     SUN MICROSYSTEMS                                                                          6,520                181,745
     VERITAS SOFTWARE                                                                          3,290                287,875
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,778,709
---------------------------------------------------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC                                                         0.9%
     GEMSTAR INT'L. GROUP                                                                     *5,500                253,688
---------------------------------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT                                                            4.1%
     GENERAL ELECTRIC CO.                                                                     24,345              1,167,038
---------------------------------------------------------------------------------------------------------------------------


22 Activa Mutual Funds Annual Report

                                      C-34


Activa Schedule of Investments continued
GROWTH FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
ELECTRONICS                                                                     6.3%
     EMC CORP/MASS                                                                             7,545                501,743
     KLA-TENCOR CORP.                                                                          6,500                218,969
     SOLECTRON CORP.                                                                          20,490                694,611
     TEXAS INSTRUMENTS, INC.                                                                   7,725                365,972
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,781,295
---------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT                                                                   3.8%
     DISNEY WALT COMPANY                                                                      17,775                514,364
     VIACOM INC. - CLASS B                                                                   *12,124                566,797
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,081,161
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES                                                              3.0%
     FREDDIE MAC                                                                               7,820                538,603
     MORGAN STANLEY DEAN WITTER                                                                3,960                313,830
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    852,433
---------------------------------------------------------------------------------------------------------------------------

INFORMATIONAL SERVICES                                                          0.7%
     AMERICA ONLINE, INC.                                                                     *5,855                203,754
---------------------------------------------------------------------------------------------------------------------------

INSURANCE                                                                      11.5%
     AMER INT'L. GROUP                                                                         5,805                572,155
     CHUBB CORP.                                                                               5,035                435,528
     MARSH MCLENNAN COS COM                                                                    4,425                517,725
     ST. PAUL CO.                                                                             14,425                783,458
     ACE LIMITED                                                                              22,250                944,234
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,253,100
---------------------------------------------------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES                                                    7.0%
     BAXTER INTERNATIONAL                                                                     10,590                935,229
     TYCO INTERNATIONAL                                                                       18,990              1,053,945
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,989,174
---------------------------------------------------------------------------------------------------------------------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            0.9%
     I B M                                                                                     3,060                260,100
---------------------------------------------------------------------------------------------------------------------------

OIL & GAS EXPLOR PROD & SER                                                     9.3%
     ANADARKO PETROLEUM                                                                       11,005                782,235
     EXXON MOBIL CORP. COM                                                                     6,360                552,922
     NOBLE DRILLING CORP.                                                                    *14,095                612,252
     TOTAL FINA SA - SPON ADR                                                                  4,360                316,918
     TRANSOCEAN SEDCO FOREX                                                                    7,845                360,870
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,625,197
---------------------------------------------------------------------------------------------------------------------------


                                            Activa Mutual Funds Annual Report 23


                                      C-35


Activa Schedule of Investments continued
GROWTH FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
OIL & GAS TRANSMISSION                                                          1.6%
     EL PASO ENERY CORP.                                                                       6,400                458,400
---------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICALS                                                                13.0%
     AMERICAN HOME PRODUCTS                                                                    9,155                581,800
     GENZYME CORPORATION                                                                      *5,610                504,550
     PFIZER, INC.                                                                             25,835              1,188,410
     PHARMACIA CORP.                                                                          14,155                863,455
     SCHERING-PLOUGH CORP.                                                                     9,800                556,150
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,694,365
---------------------------------------------------------------------------------------------------------------------------

RETAIL STORES                                                                   3.0%
     HOME DEPOT, INC.                                                                          8,205                374,866
     WAL-MART STORES, INC.                                                                     9,140                485,562
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    860,428
---------------------------------------------------------------------------------------------------------------------------

RETAIL STORES - GROCERY                                                         3.0%
     SAFEWAY, INC.                                                                           *13,590                849,375
---------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY                                                                      1.2%
     MERCURY INTERACTIVE CORP.                                                                 3,660                330,315
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS                                                              2.9%
     SBC COMMUNICATIONS, INC.                                                                  8,000                382,000
     SPRINT CORP.  PCS                                                                         6,885                140,712
     XO COMMUNICATIONS, INC.                                                                  16,220                288,919
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    811,631
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                       0.6%
     JDS UNIPHASE CORP.                                                                        4,290                178,839
---------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCK (Cost $27,000,781)                                                                            27,309,376
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100% (Cost $28,000,781)                                                                $     28,309,376
===========================================================================================================================

*Non-dividend producing as of December 31, 2000


24 Activa Mutual Funds Annual Report

                                      C-36


Activa Schedule of Investments
INTERNATIONAL FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
COMMON STOCKS - 100.0%
AEROSPACE                                                                       1.9%
     BRITISH AEROSPACE PLC                                                                    38,439       $        219,345
     BOMBARDIER INC 'B'                                                                       10,200                157,210
     FINMECCANICA SPA                                                                       *114,800                131,060
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    507,615
---------------------------------------------------------------------------------------------------------------------------

AIRLINES                                                                        4.0%
     BAA PLC                                                                                  26,200                241,870
     DEUTSCHE LUFTHANSA                                                                      *16,800                425,704
     JAPAN AIRLINES LTD.                                                                      34,000                155,709
     SINGAPORE AIRLINES                                                                       22,000                218,220
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,041,503
---------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE                                                                      1.3%
     BAYERISCHE MOTOR WRKE                                                                    10,600                346,322
---------------------------------------------------------------------------------------------------------------------------

BANKING                                                                         2.9%
     ALLIED IRISH BANKS                                                                      *25,400                295,699
     UK ROYAL BNK SCOTLAND                                                                    12,900                304,274
     ALPHA CREDIT BANK                                                                         4,400                149,405
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    749,378
---------------------------------------------------------------------------------------------------------------------------

BANKING & FINANCIAL SERVICES                                                    4.2%
     SVENSKA AB COMMON                                                                       *16,500                282,416
     DRESDNER BANK AG                                                                          6,400                278,199
     UBS AG-REGISTERED                                                                         1,900                310,121
     HSBC HOLDINGS PLC                                                                       *12,400                183,618
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,054,354
---------------------------------------------------------------------------------------------------------------------------

BREWERY                                                                         0.9%
     INTERBREW                                                                                *6,400                223,040
---------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY                                                                   0.8%
     QIAGEN N.V.                                                                               5,700                207,101
---------------------------------------------------------------------------------------------------------------------------

BUILDING PRODUCTS                                                               1.3%
     LYONNAISE DES EAUX                                                                        1,800                328,691
---------------------------------------------------------------------------------------------------------------------------

CHEMICALS                                                                       1.3%
     AKZO NOBEL NV                                                                             5,900                316,842
---------------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT                                                        1.3%
     ENERGIS PLC                                                                              25,900                174,490
     RESEARCH IN MOTION LTD.                                                                  *1,900                152,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    326,490
---------------------------------------------------------------------------------------------------------------------------


Activa Mutual Funds Annual Report 25

                                      C-37


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
COMPUTER SOFTWARE                                                               2.0%
     DASSAUT SYSTEMES SA                                                                      *2,700                185,047
     TREND MICRO, INC.                                                                          *500                 36,208
     ITOCHU TECHNO                                                                             1,500                278,328
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    499,583
---------------------------------------------------------------------------------------------------------------------------

COMPUTERS                                                                       0.5%
     FUJITSU SUPPORT & SER                                                                     1,900                128,275
---------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION - FOREIGN                                                          0.5%
     CMG PLC COMMON                                                                            9,200                121,763
---------------------------------------------------------------------------------------------------------------------------

DRUGS                                                                           3.9%
     ELAN CORP PLC ADR                                                                        *5,900                276,194
     AVENTIS                                                                                   3,500                307,238
     TAKEDA CHEMICAL IND                                                                       7,000                414,361
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    997,793
---------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED                                                                     2.9%
     E.ON AG                                                                                   4,900                298,103
     CITIC PACIFIC LMTD                                                                       16,000                 56,719
     HUTCHISON WHAMPOA                                                                        30,300                377,783
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    732,605
---------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITY                                                                3.0%
     NATIONAL GRID GROUP                                                                      31,400                285,419
     ELECTRICIDADE DE PORT                                                                   *75,600                249,839
     EDISON SPA                                                                              *20,200                225,680
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    760,938
---------------------------------------------------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC                                                         1.3%
     FURUKAWA ELECTRIC CO.                                                                     9,000                157,224
     PIONEER CORP.                                                                             6,000                160,245
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    317,469
---------------------------------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT                                                            0.5%
     MITSUBISHI ELEC.                                                                         20,000                123,117
---------------------------------------------------------------------------------------------------------------------------

ELECTRONICS                                                                     1.6%
     SANYO ELECTRIC CO.                                                                       22,000                183,012
     SONY CORP.                                                                                3,300                228,284
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    411,296
---------------------------------------------------------------------------------------------------------------------------

ENERGY                                                                          1.9%
     BALLARD POWER SYSTEMS                                                                    *4,500                284,203
     SHELL TRNSPORT/TRADNG                                                                    22,900                187,118
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    471,321
---------------------------------------------------------------------------------------------------------------------------


26 Activa Mutual Funds Annual Report

                                      C-38


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
ENTERTAINMENT                                                                   1.2%
     KONAMI CO. LTD.                                                                           4,000                300,175
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES                                                              4.5%
     ING GROUP                                                                                 5,200                415,362
     MUENCHENER RUECKVER                                                                        *700                252,362
     NORDIC BALTIC HLDG.                                                                     *37,700                285,681
     NOMURA SECURITIES                                                                        11,000                197,942
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,151,347
---------------------------------------------------------------------------------------------------------------------------

FOOD PRODUCTS                                                                   1.8%
     DIAGEO PLC.                                                                              21,700                242,306
     NESTLE                                                                                       90                209,935
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    452,241
---------------------------------------------------------------------------------------------------------------------------

FOOD SERVICE                                                                    0.8%
     KONONKLIJKE AHOLD                                                                         6,400                206,457
---------------------------------------------------------------------------------------------------------------------------

FOOD PROCESSING                                                                 1.0%
     DANONE                                                                                    1,700                256,324
---------------------------------------------------------------------------------------------------------------------------

GAS & ELECTRIC UTILITY                                                          3.3%
     CENTRICA PLC                                                                             85,200                327,089
     BG GROUP                                                                                 72,700                284,530
     LATTICE GROUP PLC                                                                       *98,100                220,546
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    832,165
---------------------------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS/WARES                                                        1.4%
     RECKITT BENSKISER                                                                        25,600                353,350
---------------------------------------------------------------------------------------------------------------------------

HOTELS & LODGING                                                                1.0%
     ACCOR SA                                                                                  5,800                245,039
---------------------------------------------------------------------------------------------------------------------------

INFORMATIONAL SERVICES                                                          0.9%
     REUTERS GROUP PLC  ADR                                                                    2,200                216,700
---------------------------------------------------------------------------------------------------------------------------

INSURANCE                                                                       7.8%
     ALLEANZA ASSICURZIONI                                                                    18,700                297,933
     ASSURANCES GENERALES                                                                      4,200                291,794
     RAS                                                                                      19,200                299,410
     ERGO VERSICHERUNGS                                                                       *1,700                284,095
     MANULIFE FINANCIAL CORP.                                                                 10,000                313,750
     ZURICH FINANCIAL SER                                                                       *490                295,422
     XL CAPITAL LTD. CLASS-A                                                                   2,200                192,225
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,974,629
---------------------------------------------------------------------------------------------------------------------------


                                            Activa Mutual Funds Annual Report 27

                                      C-39


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
INTERNET CONTENT                                                                0.8%
     CHECK POINT SOFTWARE TECH.                                                                1,500                200,344
---------------------------------------------------------------------------------------------------------------------------

MACHINERY & EQUIPMENT                                                           1.5%
     SCHNEIDER ELECTRIC SA                                                                    *3,700                269,909
     KOMATSU LTD.                                                                            *26,000                114,974
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    384,883
---------------------------------------------------------------------------------------------------------------------------

MANUFACTURING-CONSUMER GOODS                                                    3.1%
     KONINKLIJKE NUM NV                                                                        5,900                296,901
     DAIKIN IND LTD.                                                                           9,000                173,380
     FAST RETAILING CO. LTD.                                                                   1,100                215,569
     NIPPON SHEET GLASS                                                                       *9,000                109,860
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    795,710
---------------------------------------------------------------------------------------------------------------------------

MANUFACTURING - MISCELLANEOUS                                                   1.7%
     SIEMENS AG NPV (REGD)                                                                     2,000                261,469
     FLEXTRONICS                                                                               6,300                179,550
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    441,019
---------------------------------------------------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES                                                    2.3%
     NOVO NORDISK A/S-B                                                                       *1,400                250,946
     SANOFI-SYNTHELABO SA                                                                     *4,800                319,959
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    570,905
---------------------------------------------------------------------------------------------------------------------------

OIL & GAS EQUIPMENT/SERVICES                                                    2.0%
     SCHLUMBERGER LTD.                                                                         3,200                255,800
     SANTA FE INTERNATIONAL                                                                    7,900                253,294
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    509,094
---------------------------------------------------------------------------------------------------------------------------

OIL & GAS EXPLOR PROD & SER                                                     9.7%
     ALBERTA ENERGY CO. LTD.                                                                  *7,100                339,399
     ANDERSON EXPLORATION                                                                    *16,500                374,049
     BP AMOCO PLC                                                                             20,200                162,944
     ENTE NAZ IDROC                                                                           49,300                314,739
     TOTAL S.A. 'B'                                                                            2,348                349,179
     PETROCHINA CO. LTD.                                                                   1,024,000                170,669
     PETROLEO BRASILEIRO - ADR                                                                *8,500                214,625
     PRECISION DRILLING CORP.                                                                  6,600                247,913
     TRANSOCEAN SEDCO FOREX                                                                    6,400                294,400
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,467,917
---------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICALS                                                                 1.3%
     TEVA PHARMACEUTICAL-ADR                                                                   4,600                336,950
---------------------------------------------------------------------------------------------------------------------------

RETAIL STORES - GROCERY                                                         1.2%
     TESCO ORD SP                                                                            *71,400                290,908
---------------------------------------------------------------------------------------------------------------------------


28 Activa Mutual Funds Annual Report

                                      C-40


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
REAL ESTATE                                                                     1.6%
     CHEUNG KONG                                                                              13,000                166,252
     MITSUI FUDOSAN                                                                           23,000                228,590
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    394,842
---------------------------------------------------------------------------------------------------------------------------

STEEL                                                                           1.5%
     CORUS GROUP PLC                                                                         242,000                253,050
     NIPPON STEEL CORP.                                                                       74,000                122,469
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    375,519
---------------------------------------------------------------------------------------------------------------------------

TOBACCO                                                                         0.9%
     BRITISH AMER. TOBACCO                                                                    30,100                228,527
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS                                                              7.2%
     VODAFONE                                                                                111,700                409,635
     ALCATEL ALSTHOM                                                                           5,200                295,362
     NTT MOBILE COMM                                                                               9                155,254
     NOKIA CORP ADR                                                                            6,000                261,000
     NEC CORP.                                                                                 7,000                128,109
     NIPPON TELEGRAPH TELE.                                                                       21                151,340
     TELE NORTE LESTE  ADR                                                                     8,001                182,523
     TELEFONOS DE MEXICO                                                                       5,100                230,137
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,813,360
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                       2.0%
     EMBRATEL PARTICIPACOE-ADR                                                                 9,700                152,169
     NORTEL NETWORKS CORP.                                                                    11,100                355,894
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    508,063
---------------------------------------------------------------------------------------------------------------------------

WATER UTILITY                                                                   1.5%
     VIVENDI ENVIRONNEMENT                                                                    *8,400                366,714
---------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS - 100% (Cost $25,542,697)                                                              $     25,338,678
===========================================================================================================================

*Non-dividend producing as of December 31, 2000


                                            Activa Mutual Funds Annual Report 29

                                      C-41

Activa Statement of Assets and Liabilities

                                       MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
As of December 31, 2000                    FUND            BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------    -------------
ASSETS
Investments at value                      $47,967,050      $151,137,200     $166,853,591       $28,309,376      $25,338,678
Cash                                            1,423         1,313,241        5,181,520            27,780        2,394,125
Receivables:
     Investment income                        389,426         1,456,100          236,534            27,699           13,384
Other assets                                    3,548             4,628           81,318               919           20,559
Foreign currency holdings                          --                --               --                --               65
                                        -------------     -------------    -------------     -------------    -------------
Total Assets                               48,361,447       153,911,170      172,352,962        28,365,774       27,766,811
                                        -------------     -------------    -------------     -------------    -------------

LIABILITIES
Payables:
     Investments purchased                         --                --               --           615,887          264,774
     Income payable                           243,827                --               --                --               --
     Advisory fees                             49,983           130,133          209,435            54,770           63,789
     Transfer agent fees                          685               111           49,534             1,095              602
     12b-1 fees                                    --            56,514           62,394            11,914           11,257
     Service fees                              21,421            56,514           62,831            11,914           11,257
Accrued expenses                                9,223            10,754           14,998             8,804           15,111
                                        -------------     -------------    -------------     -------------    -------------
Total Liabilities                             325,139           254,026          399,192           704,384          366,790
                                        -------------     -------------    -------------     -------------    -------------

NET ASSETS                                $48,036,308     $153,657,144      $171,953,769      $27,661,390       $27,400,022
                                        =============     =============    =============     =============    =============

SHARES OUTSTANDING                         48,049,740        15,084,376       23,106,298         2,834,609        2,875,371
                                        =============     =============    =============     =============    =============

NET ASSET VALUE PER SHARE                       $1.00            $10.19                              $9.76            $9.53


Class A based on net assets of
$170,658,789 and 22,932,167
shares outstanding                                                                 $7.44

Class R based on net assets of
$1,294,980 and 174,131
shares outstanding                                                                 $7.44

Investments at cost                       $47,967,050      $147,372,408     $147,545,182       $27,793,952     $ 25,542,697


30 Activa Mutual Funds Annual Report

                                      C-42


Activa Statement of Operations
For the year ended December 31, 2000
                                        MONEY MARKET      INTERMEDIATE                                        INTERNATIONAL
                                            FUND            BOND FUND       VALUE FUND        GROWTH FUND          FUND
                                        -------------     -------------    -------------     -------------     ------------
INVESTMENT INCOME
Interest                                   $5,976,214       $11,156,532         $331,247           $82,077          $76,844
Dividends                                          --                --        3,070,691           220,662          315,078
Miscellaneous                                   1,405             5,122          205,264               453           34,974
                                        -------------     -------------    -------------     -------------     ------------
Total Investment Income                     5,977,619        11,161,654        3,607,202           303,192          426,896
                                        -------------     -------------    -------------     -------------     ------------

EXPENSES
Advisory fees                                 327,308           550,169          833,053           242,552          309,837
12b-1 fees                                         --           243,239          248,531            53,090           54,678
Service fees                                  140,277           243,239          249,918            53,090           54,678
Shareholder report                              1,425             1,218           51,043             1,781            1,513
Fund accounting fees                           49,204            62,631           68,606            40,899           43,477
Audit fees                                     15,794            15,794           17,019            15,794           15,794
Custodian fees                                 24,434            20,721           39,205            20,019           44,494
Insurance                                       1,793             2,338            2,568               474              624
Legal fees                                     11,282            11,282           16,836            11,282           11,282
Organization expense                               --                --           31,066                --               --
Registration fees                              17,670             8,241           12,528             1,959            2,012
Transfer agent fees                             1,770               379          218,932             3,783            2,213
Transfer agent fees--Class R                       --                --            1,850                --               --
Miscellaneous                                      --                --               20                --
                                        -------------     -------------    -------------     -------------     ------------
Total Expenses                                590,957         1,159,251        1,791,175           444,723          540,602
                                        -------------     -------------    -------------     -------------     ------------

Net Investment Income (Loss)                5,386,662        10,002,403        1,816,027          (141,531)        (113,706)
                                        -------------     -------------    -------------     -------------     ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

     Net realized gain (loss) on
        security transactions                 (11,962)         (355,974)         249,836           914,530        2,497,422
     Net realized gain (loss) on
        foreign currency transactions              --                --               --                --         (204,653)
     Net realized gain (loss) on
        futures contracts                          --                --         (114,865)               --               --
     Changes in net unrealized
        appreciation or  depreciation
        of investments
        and foreign currency                       --         5,330,038       18,500,493        (4,303,785)     (12,889,714)
                                        -------------     -------------    -------------     -------------     ------------
Net Gain (Loss) on Investments                (11,962)        4,974,064       18,635,464        (3,389,255)     (10,596,945)
                                        -------------     -------------    -------------     -------------     ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                       $5,374,700       $14,976,467      $20,451,491       ($3,530,786)    ($10,710,651)
                                        =============     =============    =============     =============     ============

                                            Activa Mutual Funds Annual Report 31

                                      C-43

Activa Statement of Changes in Net Assets
                                             MONEY MARKET FUND          INTERMEDIATE BOND FUND             VALUE FUND
                                            YEAR          PERIOD         YEAR          PERIOD         YEAR           YEAR
                                            ENDED          ENDED         ENDED          ENDED         ENDED          ENDED
                                          12/31/00      12/31/99**     12/31/00       12/31/99*     12/31/00       12/31/99
                                         -------------------------     -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                     $5,386,662    $2,205,567    $10,002,403     $3,129,045     $1,816,027    $2,327,973
Net realized gain (loss) on investments      (11,962)       (1,470)      (355,974)      (520,543)      134,971    (16,305,655)
Net increase (decrease) in unrealized
     appreciation                                 --            --      5,330,038     (1,565,246)   18,500,493     (1,651,637)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations             5,374,700     2,204,097     14,976,467      1,043,256    20,451,491    (15,629,319)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                              (5,386,662)   (2,205,567)    (9,999,328)    (3,135,031)   (1,805,228)    (2,385,633)
     Class R                                      --            --             --             --       (12,669)        (9,561)
Net realized gain from investment
     transactions:
     Class A                                      --            --             --             --            --             --
     Class R                                      --            --             --             --            --             --
                                         -----------   -----------    -----------    -----------   -----------    -----------
Total distributions to shareholders       (5,386,662)   (2,205,567)    (9,999,328)    (3,135,031)   (1,817,897)    (2,395,194)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                               8,808,093   385,892,878      6,702,425    161,036,335    19,807,446     43,711,117
     Class R                                      --            --             --             --       758,776        761,794
Net asset value of shares issued to
     shareholders in reinvestment of
     investment income and realized
    gain from security transactions:
     Class A                               5,708,602     1,640,409      9,998,178      3,135,026     1,770,166      2,333,242
     Class R                                      --            --             --             --        12,669          9,566
Payment for shares redeemed:
     Class A                             (88,527,142) (265,473,100)   (30,099,184)        (1,000)  (47,877,587)   (29,493,812)
     Class R                                      --            --             --             --      (292,734)      (111,360)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in net
     assets derived from capital
     share transactions                  (74,010,447)  122,060,187    (13,398,581)   164,170,361   (25,821,264)    17,210,547
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets    (74,022,409)  122,058,717     (8,421,442)   162,078,586    (7,187,670)      (813,966)
Net Assets, beginning of year or period  122,058,717            --    162,078,586             --   179,141,439    179,955,405
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Assets, end of year or period        $48,036,308  $122,058,717   $153,657,144   $162,078,586  $171,953,769   $179,141,439
                                         ===========   ===========    ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                             $48,049,740  $122,060,187   $150,771,781   $164,170,361   $169,456,802  $195,278,066
     Undistributed net investment
        income (loss)                             --            --             --             --            --             --
     Return of capital                            --            --         (2,912)        (5,986)      (62,540)       (60,670)
     Undistributed net realized
        loss from investments                (13,432)       (1,470)      (876,518)      (520,543)  (16,748,901)   (16,883,872)
     Unrealized appreciation
        (depreciation) of
        investments and foreign currency          --            --      3,764,793     (1,565,246)   19,308,408        807,915
                                         -----------   -----------    -----------    -----------   -----------    -----------
                                         $48,036,308  $122,058,717   $153,657,144   $162,078,586  $171,953,769   $179,141,439
                                         ===========   ===========    ===========    ===========   ===========    ===========
TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                               8,808,093   385,892,878        675,059     16,103,631     2,971,799      5,644,826
     Class R                                      --            --             --             --       109,833        101,720
Reinvested distributions:
     Class A                               5,708,602     1,640,409      1,009,702        314,884       250,024        352,454
     Class R                                      --            --             --             --         1,789          1,449
Shares redeemed:
     Class A                             (88,527,142) (265,473,100)    (3,018,800)          (100)   (7,268,608)    (4,054,442)
     Class R                                      --            --             --             --       (44,221)       (15,356)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares   (74,010,447)  122,060,187     (1,334,039)    16,418,415    (3,979,384)     2,030,651
Shares outstanding, beginning of
     year or period                      122,060,187           --      16,418,415             --    27,085,682     25,055,031
                                         -----------   -----------    -----------    -----------   -----------    -----------
Shares outstanding,
     end of year or period                48,049,740   122,060,187     15,084,376     16,418,415    23,106,298     27,085,682
                                         ===========   ===========    ===========    ===========   ===========    ===========

*    Period from August 30, 1999 (inception) to December 31, 1999
**   Period from August 19, 1999 (inception) to December 31, 1999

32 Activa Mutual Funds Annual Report

                                      C-44


Activa Statement of Changes in Net Assets continued
                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                         YEAR          PERIOD         YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
                                                                       12/31/00       12/31/99*     12/31/00       12/31/99*
                                                                       -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                                                   ($141,531)      ($50,988)    ($113,706)      ($98,962)
Net realized gain (loss) on investments                                   914,530       (507,647)    2,292,769       (374,090)
Net increase (decrease) in unrealized
     appreciation                                                      (4,303,785)     4,612,378   (12,889,714)    12,686,197
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations                                         (3,530,786)     4,053,743   (10,710,651)    12,213,145

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                  --              --            --             --
     Class R                                                                  --              --            --             --
Net realized gain from investment transactions:
     Class A                                                             (974,711)            --    (2,682,351)            --
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                      (974,711)            --    (2,682,351)            --

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                            4,092,178     29,440,970     1,747,306     29,159,031
     Class R                                                                   --             --            --             --
Net asset value of shares issued to shareholders in
     reinvestment of investment income and realized
     gain from security transactions:
     Class A                                                              973,994             --     2,681,851             --
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A                                                           (6,393,698)          (300)   (4,995,309)       (13,000)
     Class R                                                                  --              --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     derived from capital share transactions                           (1,327,526)    29,440,670      (566,152)    29,146,031
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                  (5,833,023)    33,494,413   (13,959,154)    41,359,176
Net Assets, beginning of year or period                                33,494,413            --     41,359,176             --
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $27,661,390    $33,494,413   $27,400,022    $41,359,176
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $28,113,142    $29,440,670   $28,579,876    $29,146,031
     Undistributed net investment loss                                   (192,518)       (50,988)     (369,287)       (98,962)
     Return of capital                                                         --            --            --             --
     Undistributed net realized loss from investments                    (567,828)      (507,647)     (607,050)      (374,090)
     Unrealized appreciation (depreciation)
        of investments and foreign currency                               308,594      4,612,378      (203,517)    12,686,197
                                                                      -----------    -----------   -----------    -----------
                                                                      $27,661,390    $33,494,413   $27,400,022    $41,359,176
                                                                      ===========    ===========   ===========    ===========
TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                              363,950      2,941,753       124,224      2,912,903
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                              104,956             --       291,506             --
     Class R                                                                   --             --            --             --
Shares redeemed:
     Class A                                                             (576,022)           (28)     (452,293)          (969)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                   (107,116)     2,941,725       (36,563)     2,911,934
Shares outstanding, beginning of
     year or period                                                     2,941,725             --     2,911,934             --
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               2,834,609      2,941,725     2,875,371      2,911,934
                                                                      ===========    ===========   ===========    ===========

*    Period from August 30, 1999 (inception) to December 31, 1999

**   Period from August 19, 1999 (inception) to December 31, 1999


                                            Activa Mutual Funds Annual Report 33

Activa Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The Trust consists of five funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Money Market Fund (Money Market Fund), the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value
Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Money Market Fund's investment objective is to seek a high level of current income as is consistent with preservation of capital and liquidity. The Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market securities, with the average weighted maturity of the securities held not to exceed 90 days.

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to maximize long-term capital appreciation, and invests primarily in common stocks of large and medium size U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of large and medium size non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Amway Corporation and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. Each share of Class A and Class R represents an equal proportionate interest in the Value Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class will have exclusive voting rights with respect to matters affecting only that class. Each class bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Security Valuation

Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. All Money Market Fund securities are valued at amortized cost. Short-term debt securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2000), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds (except the Money Market Fund) may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed



34 Activa Mutual Funds Annual Report

Activa Notes to Financial Statements continued


quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments (none at December 31, 2000). This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Lending

The funds lend portfolio securities from time to time in order to earn additional income. The funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2000, the value of the securities loaned and the collateral received amounted to $30,836,520 and $31,812,321 respectively.

Reorganization Costs

Reorganization costs incurred prior to June 30, 1998 in connection with the reorganization of Amway Mutual Fund

                                            Activa Mutual Funds Annual Report 35

Activa Notes to Financial Statements continued


and the issuance of Class R shares are being amortized over a period of 60 months using the straight-line method in the Value Fund.

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes.

Dividend Distributions

The Money Market Fund and Intermediate Bond Fund declare dividends daily and monthly respectively, and distribute dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Money Market         .35% until assets total $500 million; when assets reach
                     $500 million, .35% on first $100 million; .325% on next
                     $100 million; .30% on assets in excess of $200 million

Intermediate Bond    .40% on first $50 million; .32% on next $100 million;
                     .24% on assets in excess of $150 million

Value .50% on first $350 million; .45% on assets in excess of $350 million; the minimum annual fee shall be $350,000 plus .20%

Growth               .70% on first $25 million; .65% on next $25 million;
                     .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
--------------------------------
Money Market         J.P. Morgan Chase &Co.
Intermediate Bond    Van Kampen Management, Inc.
Value                Wellington Management Company, LLP*
Growth               State Street Research & Management Company
International        Nicholas-Applegate Capital Management

*Wellington Management Company, LLP became sub-adviser for the Value Fund effective December 30, 1999. Prior to that agreement, sub-advisory services were provided by Ark Asset Management Co., Inc.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except the Money Market Fund and Value Fund

36 Activa Mutual Funds Annual Report

Activa Notes to Financial Statements continued


Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year or period ended December 31, 2000 the Board of Trustees approved an annual rate of .15 of 1%.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, The Money Market, Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999 the Trust entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, pay the fees of all Trustees of the Trust, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Prior to June 11, 1999 the Value Fund had substantially the same agreements for all of the above services provided by Amway Management Company, the former Adviser, Transfer Agent, Distributor and Underwriter.

4. INVESTMENT TRANSACTIONS

At December 31, 2000, the cost of investments owned by the Value Fund was $149,554,880 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $29,772,135. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $12,473,424. Net unrealized appreciation for tax purposes was $17,298,711, at December 31, 2000.

The unrealized appreciation (depreciation) at October 31, 2000 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                            Net        Cost for
                            Gross         Gross      unrealized         federal
                       unrealized    unrealized    appreciation      income tax
Fund                 appreciation  depreciation   (depreciation)       purposes
                     ------------  ------------  --------------   -------------

Money Market          $       N/A    $      N/A     $       N/A   $  66,182,872
Intermediate
  Bond                  1,624,864     1,132,644         492,220     134,995,278
Growth                  4,646,130     2,001,828       2,644,302      33,704,729
International           1,861,890     2,282,729        (420,839)     30,799,704

5. SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Amway Corporation and Amway Canada, Ltd. (Corporations) received from each corporation part of its Emerald profit-sharing bonus in common stock shares of the Money Market Fund and Value Fund respectively. On January 11, 2001, the Corporations purchased 1,451,815 Money Market Fund shares valued at $1,451,815 (based upon the net asset value of $1.00 per share) and 6,393 Value Fund shares valued at $46,220 (based upon the net asset value of $7.23 per share) and transferred the shares to these Independent Business Owners.

On January 22, 2001, the Intermediate Bond Fund declared and paid a dividend of $.031925 per share, to shareholders of record on January 19, 2001. The amount distributed was $481,450.


                                            Activa Mutual Funds Annual Report 37


Activa Financial Highlights
                                                    MONEY MARKET FUND      INTERMEDIATE BOND FUND     VALUE FUND - CLASS A
                                                  ---------------------     ---------------------     ---------------------
                                                       YEAR       PERIOD         YEAR        PERIOD         YEAR         YEAR
                                                      ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
Per share outstanding for each year or period      12/31/00    12/31/992     12/31/00     12/31/991     12/31/00    12/31/993
                                                 ----------   ----------   ----------    ----------   ----------   ----------
Net Asset Value, Beginning of Period                  $1.00        $1.00        $9.87        $10.00        $6.61        $7.18
Income from investment operations:
   Net investment income (loss)                        0.06         0.02         0.62          0.19         0.08         0.09
   Net realized and unrealized gains (losses)
     on securities                                       --           --         0.32         (0.13)        0.83        (0.57)
                                                 ----------   ----------   ----------    ----------   ----------   ----------
Total from investment operations                       0.06         0.02         0.94          0.06         0.91        (0.48)
Less Distributions:
   Dividends from net investment income                0.06         0.02         0.62          0.19         0.08         0.09
   Dividends in excess of net investment
     income                                             --           --           --            --           --           --
   Distributions from capital gains                     --           --           --            --           --           --
                                                 ----------   ----------   ----------    ----------   ----------   ----------
Total Distributions                                    0.06         0.02         0.62          0.19         0.08         0.09
                                                 ----------   ----------   ----------    ----------   ----------   ----------
Net Asset Value, End of Period                        $1.00        $1.00       $10.19         $9.87        $7.44        $6.61
Total Return4                                         5.96%        1.83%        9.84%         0.63%       13.82%       -6.70%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                        48,036,308  122,058,717  153,657,144   162,078,586  170,658,789  178,437,477
Ratio of expenses to average net assets5               0.6%         0.6%         0.7%          0.7%         1.1%         1.1%
Ratio of net income (loss) to average
  net assets                                           5.8%         5.4%         6.2%          5.7%         1.1%         1.2%
Portfolio turnover rate                                 N/A          N/A        39.9%         64.6%       113.9%       144.5%
Average commission rate paid per share
  for portfolio transactions                            N/A          N/A          N/A           N/A       0.0350       0.0481

38 Activa Mutual Funds Annual Report

                                      C-50

                                                            VALUE FUND - CLASS A                     VALUE FUND - CLASS R
                                                    ------------------------------------   -------------------------------------
                                                          YEAR         YEAR         YEAR         YEAR         YEAR          YEAR
                                                         ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
Per share outstanding for each year or period         12/31/98     12/31/97     12/31/96     12/31/00    12/31/993     12/31/986
                                                    ----------   ----------   ----------   ----------   ----------    ----------
Net Asset Value, Beginning of Period                     $7.73        $7.62        $7.43        $6.60        $7.16         $8.42
Income from investment operations:
   Net investment income (loss)                           0.08         0.09         0.10         0.08         0.10          0.09
   Net realized and unrealized gains (losses)
     on securities                                        0.68         1.62         1.59         0.84        (0.56)        (0.02)
                                                    ----------      -------      -------   ----------   ----------    ----------
Total from investment operations                          0.76         1.71         1.69         0.92        (0.46)         0.07
Less Distributions:
   Dividends from net investment income                   0.08         0.10         0.09         0.08         0.10          0.10
   Dividends in excess of net investment
     income                                                --           --           --           --           --            --
   Distributions from capital gains                       1.23         1.50         1.41       --           --              1.23
                                                    ----------      -------      -------   ----------   ----------    ----------
Total Distributions                                       1.31         1.60         1.50         0.08         0.10          1.33
                                                    ----------      -------      -------   ----------   ----------    ----------
Net Asset Value, End of Period                           $7.18        $7.73        $7.62        $7.44        $6.60         $7.16
Total Return4                                           10.17%       22.50%       23.18%       13.95%       -6.43%         7.08%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                          179,820,020  139,163,575  113,327,402    1,294,980      703,962       135,385
Ratio of expenses to average net assets5                  1.0%         0.9%         1.0%         1.0%         1.1%          1.0%
Ratio of net income (loss) to average
  net assets                                              1.0%         1.1%         1.2%         1.1%         1.3%          1.8%
Portfolio turnover rate                                 101.1%       103.1%       100.4%       113.9%       144.5%        101.1%
Average commission rate paid per share
  for portfolio transactions                            0.0521       0.0574       0.0600       0.0350       0.0481        0.0521


                                                       GROWTH FUND           INTERNATIONAL FUND
                                                 -----------------------   -----------------------
                                                       YEAR       PERIOD         YEAR       PERIOD
                                                      ENDED        ENDED        ENDED        ENDED
Per share outstanding for each year or period      12/31/00    12/31/991     12/31/00    12/31/991
                                                 ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                 $11.39       $10.00       $14.20       $10.00
Income from investment operations:
   Net investment income (loss)                       (0.05)       (0.02)       (0.04)       (0.03)
   Net realized and unrealized gains (losses)
     on securities                                    (1.22)        1.41        (3.59)        4.23
                                                 ----------   ----------   ----------   ----------
Total from investment operations                      (1.27)        1.39        (3.63)        4.20
Less Distributions:
   Dividends from net investment income              --           --           --           --
   Dividends in excess of net investment
     income                                             --           --           --           --
   Distributions from capital gains                    0.36       --             1.04       --
                                                 ----------   ----------   ----------   ----------
Total Distributions                                    0.36       --             1.04       --
                                                 ----------   ----------   ----------   ----------
Net Asset Value, End of Period                        $9.76       $11.39        $9.53       $14.20
Total Return4                                       -11.01%       13.80%      -25.31%       42.00%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                        27,661,390   33,494,414   27,400,022   41,359,176
Ratio of expenses to average net assets5               1.3%         1.3%         1.5%         1.4%
Ratio of net income (loss) to average
  net assets                                          -0.4%        -0.5%        -0.3%        -0.9%
Portfolio turnover rate                              111.9%        32.1%       214.9%        87.6%
Average commission rate paid per share
  for portfolio transactions                         0.0347       0.0332       0.0022       0.0258


1    Period from August 30, 1999 (inception) to December 31, 1999

2    Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

4 Total return does not reflect the effect of the sales charge in the years before 1998

5    1999 ratio includes a one time organization expense.

6    The inception date for Value Fund - Class R was November 1, 1998



                                            Activa Mutual Funds Annual Report 39

Activa Independent Auditors' Report

To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Money Market, Intermediate Bond, Value, Growth and International Funds) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Out responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Activa Mutual Fund Trust, as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan


January 26, 2001



40 Activa Mutual Funds Annual Report

Logo: Activa Mutual Funds



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com


                                    PRESORTED
                                   STANDARD A
                                U.S. POSTAGE PAID
                               SOUTH SUBURBAN, IL
                                  PERMIT #3602


                                                               Printed in U.S.A.

                                 CODE OF ETHICS
                            ACTIVA MUTUAL FUND TRUST


1.       Purposes

         This Code of Ethics (the "Code") has been adopted by the Trustees of Activa Mutual Fund Trust, in accordance with Rule 17j-1(c) promulgated under the Investment Company Act of 1940, as amended (the "Act"). Rule 17j-1 under the Act generally proscribes fraudulent or manipulative practices with respect to purchases or sales of securities Held or to be Acquired by investment companies, if effected by associated persons of such companies. The purpose of this Code is to adopt provisions reasonably necessary to prevent Access Persons and Investment Personnel from engaging in any unlawful conduct as set forth in Rule 17j-1(b).

2.       Unlawful Actions

         It is unlawful for any affiliated person of or principal underwriter for a Fund, or any affiliated person of an investment adviser of or principal underwriter for a Fund, in connection with the purchase or sale, directly or indirectly, by the person of a Security Held or to be Acquired by the Fund:

         (a)      To employ any device, scheme or artifice to defraud the Fund;

         (b) To make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading;

         (c) To engage in any act, practice, or course of business that operates or would operate as a fraud or deceit on the Fund; or

         (d) To engage in any manipulative practice with respect to the Fund.

3.       Definitions

         (a) "Access Person" means any trustee, officer, general partner or Advisory Person of the Fund.

         (b) "Advisory Person" means (i) any employee of the Fund (or any company in a control relationship to the Fund) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities for a Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund who obtains information concerning recommendations regarding the purchase or sale of securities by the Fund.

         (c) "Beneficial ownership" shall be interpreted in the same manner as it would be under Exchange Act Rule 16a-1(a)(2)in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         (d)   "Control" has the same meaning as in Section 2(a)(9) of the Act.

         (e) "Covered Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of open-end funds, direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

         (f) "Fund" means an Investment Company registered under the Investment Company Act of 1940.

         (g) "Initial Public Offering" means an offering of Securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act.

         (h) "Investment Personnel" means (i) any employee of the Fund (or of any company in a control relationship to the Fund) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund, and
(ii) any natural person who controls the Fund and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

         (i) "Limited Offering" means an offering that is exempt from registration under the Securities Act pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act.

         (j) "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

         (k) "Security Held or to be Acquired" by a Adviser means: (i) any Covered Security which, within the most recent 15 days, is or has been held by the Fund or is being or has been considered by the Adviser for purchase by the Fund; and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security described in Section 2(k)(i) of this Code.

4.       Statement of Principles

         It is understood that the following general fiduciary principles govern the personal investment activities of Access Persons:

         (a)   the duty to at all times place the interests of the Fund first;

         (b) the requirement that all personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and

         (c) the fundamental standard that Investment Personnel may not take inappropriate advantage of their position.

5.       Pre-approval of Investments in IPO's and Limited Offerings

          Investment Personnel must obtain prior written approval from the Vice President of the Fund (or his designee) before directly or indirectly acquiring beneficial ownership in any securities in an Initial Public Offering or in a Limited Offering.

6.       Reporting Requirements

         (a) Every Access Person must report to the Fund.

                  (i) Initial Holdings Reports. No later than 10 days after the person becomes an Access Person, the following information: (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person; (B) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and (C) the date that the report is submitted by the Access Person.

                  (ii) Quarterly Transaction Reports. No later than 10 days after the end of a calendar quarter, with respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect Beneficial Ownership: (A) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and principal amount of each Covered Security involved; (B) the nature of the transaction; (C) the price of the Covered Security at which the transaction was effected; (D) the name of the broker, dealer or bank with or through which the transaction was effected; and (E) the date that the report is submitted by the Access Person.

                  (iii) New Account Report. No later than 10 days after the calendar quarter, with respect to any account established by the Access Person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the Access Person: (A) the name of the broker, dealer or bank with whom the Access Person established the account; (B) the date the account was established; and (C) the date that the report is submitted by the Access Person.

                  (iv) Annual Holdings Report. Annually, the following information (which information must be current as of a date no more than 30 days before the report is submitted): (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership; (B) the name of any broker, dealer or bank with whom the Access Person maintains an account in which any Covered Securities are held for the direct or indirect benefit of the Access Person: and (C) the date that the report is submitted by the Access Person.

         (b) Exceptions from the Reporting Requirements.

                  (i) No Access Person shall be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control;

                  (ii) No Access Person shall be required to make a Quarterly Transaction or New Account Report if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund with respect to the Access Person no later than 10 days after the calendar quarter end;

                  (iii) A Trustee of the Fund who is not an "interested person" of the Fund within the meaning of section 2(a)(19) of the Act, and who would be required to make a report solely by reason of being a Fund Trustee need not make: (a) an initial holdings report under paragraph 6(a)(i) or an annual holdings report under paragraph 6(a)(iii), or (b) a quarterly transaction report under paragraph

         6(a)(ii), unless the Trustee knew, or in the ordinary course of fulfilling his or her duties as a Fund Trustee, should have known that, during the 15-day period immediately before or after the Trustees' transaction in a Covered Security, the Fund purchased or sold the Covered Security, or the Fund or its investment adviser considered purchasing or selling the Covered Security.

7.       Review of Reports

         All reports prepared pursuant to Section 6 shall be filed with the appropriate compliance personnel designated by the Fund and reviewed in accordance with procedures adopted by the Fund.

8.       Notification of Reporting Obligation

         The Fund will identify all Access Persons who are required to file reports pursuant to Section 6 and will inform them of their reporting obligation.

9.       Administration of Codes of Ethics

         The Fund and its investment advisers, no less frequently than annually, shall furnish to a Fund's board of trustees for their consideration (a) a written report that describes any issues under their respective Codes of Ethics or related procedures since the last report to the board of trustees, including, but limited to, information about material violations of the Codes or procedures and sanctions imposed in response to the material violations; and (b) certification that the Fund and its investment advisers (as applicable) have adopted procedures reasonably necessary to prevent Access Persons from violating this Code of Ethics.

10.      Recordkeeping Requirements

         The Fund must at its principal place of business maintain records in the manner and extent set out in this Section of this Code and must make available to the Securities and Exchange Commission (SEC) at any time and from time to time for reasonable, periodic, special or other examination:

         (a) A copy of its code of ethics that is in effect, or at any time within the past five years was in effect, must be maintained in an easily accessible place;

         (b) A record of any violation of the code of ethics, and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

         (c) A copy of each report made by an Access Person as required by
Section 6(a) including any information provided in lieu of a quarterly transaction report, must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place.

         (d) A record of all persons, currently or within the past five years, who are or were required to make reports as Access Persons or who are or were responsible for reviewing these reports, must be maintained in an easily accessible place.

         (e) A copy of each report required by Section 9 above must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

         (f) A record of any decision and the reasons supporting the decision to approve the acquisition by Investment Personnel of securities under Section 5 above, for at least five years after the end of the fiscal year in which the approval is granted.

11.      Sanctions

         Upon discovering a violation of this Code, the Board of Trustees may impose such sanctions as they deem appropriate, including, inter alia, financial penalty, a letter of censure or suspension or termination of the employment of the violator.

                                 CODE OF ETHICS
                           ACTIVA ASSET MANAGEMENT LLC


    Purposes

         This Code of Ethics (the "Code") has been adopted by Activa Asset Management LLC ("AAM"), in accordance with Rule 17j-1(c) promulgated under the Investment Company Act of 1940, as amended (the "Act"). Rule 17j-1 under the Act generally proscribes fraudulent or manipulative practices with respect to purchases or sales of securities Held or to be Acquired by investment companies, if effected by associated persons of such companies. The purpose of this Code is to adopt provisions reasonably necessary to prevent Access Persons and Investment Personnel from engaging in any unlawful conduct as set forth in Rule 17j-1(b).

2.       Unlawful Actions

         It is unlawful for any affiliated person of or principal underwriter for a Fund, or any affiliated person of an investment adviser of or principal underwriter for a Fund, in connection with the purchase or sale, directly or indirectly, by the person of a Security Held or to be Acquired by the Fund:

         (a)      To employ any device, scheme or artifice to defraud the Fund;

         (b) To make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading;

         (c) To engage in any act, practice, or course of business that operates or would operate as a fraud or deceit on the Fund; or

         (d) To engage in any manipulative practice with respect to the Fund.

3.       Definitions

         (a) "Access Person" means any trustee, officer, general partner or Advisory Person of AAM.

         (b) "Advisory Person" means (i) any employee of AAM (or any company in a control relationship to AMM) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities for a Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to AMM who obtains information concerning recommendations regarding the purchase or sale of securities by the Fund.

         (c) "Beneficial ownership" shall be interpreted in the same manner as it would be under Exchange Act Rule 16a-1(a)(2)in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         (d)   "Control" has the same meaning as in Section 2(a)(9) of the Act.

         (e) "Covered Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of open-end funds, direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

         (f) "Fund" means an Investment Company registered under the Investment Company Act of 1940.

         (g) "Initial Public Offering" means an offering of Securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act.

         (h) "Investment Personnel" means (i) any employee of AAM (or of any company in a control relationship to AAM) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund, and (ii) any natural person who controls AAM and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

         (i) "Limited Offering" means an offering that is exempt from registration under the Securities Act pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act.

         (j) "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

         (k) "Security Held or to be Acquired" by a Adviser means: (i) any Covered Security which, within the most recent 15 days, is or has been held by the Fund or is being or has been considered by the Adviser for purchase by the Fund; and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security described in Section 2(k)(i) of this Code.

4.       Statement of Principles

         It is understood that the following general fiduciary principles govern the personal investment activities of Access Persons:

         (a)   the duty to at all times place the interests of the Fund first;

         (b) the requirement that all personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and

         (c) the fundamental standard that Investment Personnel may not take inappropriate advantage of their position.

5.       Pre-approval of Investments in IPO's and Limited Offerings
         ----------------------------------------------------------

          Investment Personnel must obtain prior written approval from the President of AAM (or his designee) before directly or indirectly acquiring beneficial ownership in any securities in an Initial Public Offering or in a Limited Offering.

6.       Reporting Requirements

         (a) Every Access Person must report to AAM.

                  (i) Initial Holdings Reports. No later than 10 days after the person becomes an Access Person, the following information: (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person; (B) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and (C) the date that the report is submitted by the Access Person.

                  (ii) Quarterly Transaction Reports. No later than 10 days after the end of a calendar quarter, with respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect Beneficial Ownership: (A) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and principal amount of each Covered Security involved; (B) the nature of the transaction; (C) the price of the Covered Security at which the transaction was effected; (D) the name of the broker, dealer or bank with or through which the transaction was effected; and (E) the date that the report is submitted by the Access Person.

                  (iii) New Account Report. No later than 10 days after the calendar quarter, with respect to any account established by the Access Person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the Access Person: (A) the name of the broker, dealer or bank with whom the Access Person established the account; (B) the date the account was established; and (C) the date that the report is submitted by the Access Person.

                  (iv) Annual Holdings Report. Annually, the following information (which information must be current as of a date no more than 30 days before the report is submitted): (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership; (B) the name of any broker, dealer or bank with whom the Access Person maintains an account in which any Covered Securities are held for the direct or indirect benefit of the Access Person: and (C) the date that the report is submitted by the Access Person.

         (b) Exceptions from the Reporting Requirements.

                  (i) No Access Person shall be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control;

                  (ii) No Access Person shall be required to make a Quarterly Transaction or New Account Report if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund with respect to the Access Person no later than 10 days after the calendar quarter end.

7.       Review of Reports

         All reports prepared pursuant to Section 6 shall be filed with the appropriate compliance personnel designated by AAM and reviewed in accordance with procedures adopted by AAM.

8.       Notification of Reporting Obligation

         AAM will identify all Access Persons who are required to file reports pursuant to Section 6 and will inform them of their reporting obligation.

9.       Administration of Codes of Ethics

         AAM, no less frequently than annually, shall furnish to a Fund's board of trustees for their consideration (a) a written report that describes any issues under this Code of Ethics since the last report to the board of trustees, including, but limited to, information about material violations of the Code and sanctions imposed in response to the material violations; and (b) certification that AAM has adopted procedures reasonably necessary to prevent Access Persons from violating this Code of Ethics.

10.      Recordkeeping Requirements

         AAM must at its principal place of business maintain records in the manner and extent set out in this Section of this Code and must make available to the Securities and Exchange Commission (SEC) at any time and from time to time for reasonable, periodic, special or other examination:

         (a) A copy of its code of ethics that is in effect, or at any time within the past five years was in effect, must be maintained in an easily accessible place;

         (b) A record of any violation of the code of ethics, and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

         (c) A copy of each report made by an Access Person as required by
Section 6(a) including any information provided in lieu of a quarterly transaction report, must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place.

         (d) A record of all persons, currently or within the past five years, who are or were required to make reports as Access Persons or who are or were responsible for reviewing these reports, must be maintained in an easily accessible place.

         (e) A copy of each report required by Section 9 above must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

         (f) A record of any decision and the reasons supporting the decision to approve the acquisition by Investment Personnel of securities under Section 5 above, for at least five years after the end of the fiscal year in which the approval is granted.

11.      Sanctions

Upon discovering a violation of this Code, AAM may impose such sanctions as it deems appropriate, including, inter alia, financial penalty, a letter of censure or suspension or termination of the employment of the violator.

                     J.P. MORGAN INVESTMENT MANAGEMENT INC.
                                 CODE OF ETHICS


1.  Purposes

         This Code of Ethics (the "Code") has been adopted by the Directors of J.P. Morgan Investment Management Inc. (the "Adviser"), in accordance with Rule 17j-1(c) promulgated under the Investment Company Act of 1940, as amended (the "Act"). Rule 17j-1 under the Act generally proscribes fraudulent or manipulative practices with respect to purchases or sales of securities Held or to be Acquired (defined in Section 2(k) of this Code) by investment companies, if effected by associated persons of such companies. The purpose of this Code is to adopt provisions reasonably necessary to prevent Access Persons from engaging in any unlawful conduct as set forth in Rule 17j-1(b) as follows:
                  It is unlawful for any affiliated person of or principal underwriter for a Fund, or any affiliated person of an investment adviser of or principal underwriter for a Fund, in connection with the purchase or sale, directly or indirectly, by the person of a Security Held or to be Acquired by the Fund:

         (a)      To employ any device, scheme or artifice to defraud the Fund;

         (b) To make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading;

         (c) To engage in any act, practice, or course of business that operates or would operate as a fraud or deceit on the Fund; or

         (d) To engage in any manipulative practice with respect to the Fund.

2.       Definitions

         (a) "Access Person" means any director, officer, general partner or Advisory Person of the Adviser.

         (b)      "Administrator" means Morgan Guaranty Trust Company.

         (c) "Advisory Person" means (i) any employee of the Adviser or the Administrator (or any company in a control relationship to the Adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities for a Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Adviser who obtains information concerning recommendations regarding the purchase or sale of securities by a Fund.

         (d) "Beneficial ownership" shall be interpreted in the same manner as it would be under Exchange Act Rule 16a-1(a)(2)in determining whether a person is subject to the provisions of
                  Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         (e) "Control" has the same meaning as in Section 2(a)(9) of the Act.

         (f) "Covered Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of open-end funds, direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

         (g) "Fund" means an Investment Company registered under the Investment Company Act of 1940.

         (h) "Initial Public Offering" means an offering of Securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act.

         (i) "Limited Offering" means an offering that is exempt from registration under the Securities Act pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act.

         (j) "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

         (k) "Security Held or to be Acquired" by a Adviser means: (i) any Covered Security which, within the most recent 15 days, is or has been held by a Fund or other client of the Adviser or is being or has been considered by the Adviser for purchase by a Fund or other client of the Adviser; and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security described in Section 2(k)(i) of this Code.

3.       Statement of Principles

         It is understood that the following general fiduciary principles govern the personal investment activities of Access Persons:

         (a) the duty to at all times place the interests of shareholders and other clients of the Adviser first;
         (b) the requirement that all personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility;
         (c)      the fundamental standard that Investment Personnel may not take inappropriate advantage of their position; and
         (d)      all personal transactions must be oriented toward investment, not short-term or speculative trading.

         It is further understood that the procedures, reporting and recordkeeping requirements set forth below are hereby adopted and certified by the Adviser as reasonably necessary to prevent Access Persons from violating the provisions of this Code of Ethics.

4.       Procedures to be followed regarding Personal Investments by Access
         Persons
         ------------------------------------------------------------------

         (a) Pre-clearance requirement. Each Access Person must obtain prior written approval from his or her group head (or designee) and from the Adviser's trading desk before transacting in any Covered Security based on certain quidelines set forth from time to time by the Adviser's compliance Department. For details regarding transactions in mutual funds, see Section 4(e).

         (b) Brokerage transaction reporting requirement. Each Access Person working in the United States must maintain all of his or her accounts and the accounts of any person of which he or she is deemed to be a beneficial owner with a broker designated by the Adviser and must direct such broker to provide broker trade confirmations to the Adviser's legal/compliance department, unless an exception has been granted by the Adviser's legal/compliance department. Each Access Person to whom an exception to the designated broker requirement has been granted must instruct his or her broker to forward all trade confirms and monthly statements to the Adviser's legal/compliance department. Access Persons located outside the United States are required to provide details of each brokerage transaction of which he or she is deemed to be the beneficial owner, to the Adviser's legal/compliance group, within the customary period for the confirmation of such trades in that market.

         (c) Initial public offerings (new issues). Access Persons are prohibited from participating in Initial Public Offerings, whether or not J.P. Morgan or any of its affiliates is an underwriter of the new issue, while the issue is in syndication.

         (d) Minimum investment holding period. Each Access Person is subject to a 60-day minimum holding period for personal transactions in Covered Securities. An exception to this minimum holding period requirement may be granted in the case of hardship as determined by the legal/compliance department.

         (e) Mutual funds. Each Access Person must pre-clear transactions in shares of closed-end Funds with the Adviser's trading desk, as they would with any other Covered Security. See Section 4(a). Each Access Person must obtain pre-clearance from his or her group head(or designee) before buying or selling shares in an open-end Fund or a sub-advised Fund managed by the Adviser if such Access Person or the Access Person's department has had recent dealings or responsibilities regarding such mutual fund.

         (f) Limited offerings. An Access Person may participate in a limited offering only with written approval of such Access Person's group head (or designee) and with advance notification to the Adviser's compliance group.

         (g) Blackout periods. Advisory Persons are subject to blackout periods 7 calendar days before and after the trade date of a Covered Security where such Advisory Person makes, participates in, or obtains information regarding the purchase or sale of such Covered Security for any of their client accounts. In addition, Access Persons are prohibited from executing a transaction in a Covered Security during a period in which there is a pending buy or sell order on the Adviser's trading desk.

         (h) Prohibitions. Short sales are generally prohibited. Transactions in options, rights, warrants, or other short-term securities and in futures contracts (unless for bona fide hedging) are prohibited, except for purchases of options on widely traded indices specified by the Adviser's compliance group if made for investment purposes.

         (i) Securities of J.P. Morgan. No Access Person may buy or sell any security issued by J.P. Morgan from the 27th of each March, June, September, and December until the first full business day after earnings are released in the following month. All transactions in securities issued by J.P. Morgan must be pre-cleared with the Adviser's compliance group and executed through an approved trading area. Transactions in options and short sales of J.P. Morgan stock are prohibited.

         (j) Certification requirements. In addition to the reporting requirements detailed in Sections 6 below, each Access Person, no later than 30 days after becoming an Access Person, must certify to the Adviser's compliance group that he or she has complied with the broker requirements in Section 4(b).

5.       Other Potential Conflicts of Interest

         (a)      Gifts. No employee of the Adviser or the Administrator may
                  (i)accept gifts, entertainment, or favors from a client, potential client, supplier, or potential supplier of goods or services to the Adviser or the Administrator unless what is given is of nominal value and refusal to accept it would be discourteous or otherwise harmful to the Adviser or Administrator; (ii)provide excessive gifts or entertainment to clients or potential clients; and (iii) offer bribes, kickbacks, or similar inducements.

         (b) Outside Business Activities. The prior consent of the Chairman of the Board of J.P. Morgan, or his or her designee, is required for an officer of the Adviser or Administrator to engage in any business-related activity outside of the Adviser or Administrator, whether the activity is intermittent or continuing, and whether or not compensation is received. For example, such approval is required such an officer to become:

                           -An officer, director, or trustee of any corporation (other than a nonprofit corporation or cooperative corporation owning the building in which the officer resides);

                           -A member of a partnership (other than a limited partner in a partnership established solely for investment purposes);

                           -An executor, trustee, guardian, or similar fiduciary advisor (other than for a family member).

6.       Reporting Requirements

(a)      Every Access Person must report to the Adviser:

                  (i)Initial Holdings Reports. No later than 10 days after the person becomes an Access Person, the following information:
                  (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person; (B) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and (C) the date that the report is submitted by the Access Person.

                  (ii)Quarterly Transaction Reports. No later than 10 days after the end of a calendar quarter, with respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect Beneficial Ownership: (A) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and principal amount of each Covered Security involved; (B) the nature of the transaction; (C) the price of the Covered Security at which the transaction was effected; (D) the name of the broker, dealer or bank with or through which the transaction was effected; and (E) the date that the report is submitted by the Access Person.

                  (iii)New Account Report. No later than 10 days after the calendar quarter, with respect to any account established by the Access Person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the Access Person: (A) the name of the broker, dealer or bank with whom the Access Person established the account; (B) the date the account was established; and (C) the date that the report is submitted by the Access Person.

                  (iv)Annual Holdings Report. Annually, the following information (which information must be current as of a date no more than 30 days before the report is submitted): (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership; (B) the name of any broker, dealer or bank with whom the Access Person maintains an account in which any Covered Securities are held for the direct or indirect benefit of the Access Person: and (C) the date that the report is submitted by the Access Person.

(b)      Exceptions from the Reporting Requirements.

                  (i) Notwithstanding the provisions of Section 6(a), no Access Person shall be required to make:

                       A. a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control;

                       B. a Quarterly Transaction or New Account Report under Sections 6(a)(ii) or (iii) if the report would duplicate information contained in broker trade confirmations or account statements received by the Adviser with respect to the Access Person no later than 10 days after the calendar quarter end, if all of the information required by Sections 6(a)(ii) or
                           (iii), as the case may be, is contained in the broker trade confirmations or account statements, or in the records of the Adviser.

(c) Each Access Person shall promptly report any transaction which is, or might appear to be, in violation of this Code. Such report shall contain the information required in Quarterly Transaction Reports filed pursuant to Section 6(a)(ii).

(d) All reports prepared pursuant to this Section 6 shall be filed with the appropriate compliance personnel designated by the Adviser and reviewed in accordance with procedures adopted by such personnel.

(e) The Adviser will identify all Access Persons who are required to file reports pursuant to this Section 6 and will inform them of their reporting obligation.

(f) The Adviser no less frequently than annually shall furnish to a Fund's board of directors for their consideration a written report that:

                    (a) describes any issues under this Code of Ethics or related procedures since the last report to the board of directors, including, but limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations; and

                    (b) certifies that the Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating this Code of Ethics.

7.       Recordkeeping Requirements

The Adviser must at its principal place of business maintain records in the manner and extent set out in this Section of this Code and must make available to the Securities and Exchange Commission (SEC) at any time and from time to time for reasonable, periodic, special or other examination:

     (a) A copy of its code of ethics that is in effect, or at any time within the past five years was in effect, must be maintained in an easily accessible place;

     (b) A record of any violation of the code of ethics, and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

     (c) A copy of each report made by an Access Person as required by Section 6(a) including any information provided in lieu of a quarterly transaction report, must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place.

     (d) A record of all persons, currently or within the past five years, who are or were required to make reports as Access Persons or who are or were responsible for reviewing these reports, must be maintained in an easily accessible place.

     (e) A copy of each report required by 6(f) above must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

     (f) A record of any decision and the reasons supporting the decision to approve the acquisition by Access Persons of securities under Section 4(f) above, for at least five years after the end of the fiscal year in which the approval is granted.

8.       Sanctions

         Upon discovering a violation of this Code, the Directors of the Adviser may impose such sanctions as they deem appropriate, including, inter alia, financial penalty, a letter of censure or suspension or termination of the employment of the violator.

CODE OF ETHICS

I.       INTRODUCTION

              Each of the Van Kampen Open-End Funds currently offering shares to the public, each Van Kampen Unit Investment Trust ("UIT") currently offering units to the public, and each Van Kampen Closed End Fund (each a "Fund" and collectively the "Funds"), Van Kampen Asset Management Inc., ("Asset Management"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Advisors Inc. ("Advisors Inc."), and Van Kampen Management Inc. ("Management Inc.") (each of Asset Management, Advisory Corp., Advisors Inc. and Management Inc. are sometimes referred herein as the "Adviser" or collectively as the "Advisers") and Van Kampen Funds Inc. (the "Distributor") (the Advisers and the Distributor are collectively referred to as "Van Kampen") has adopted this Code of Ethics. The Advisers are fiduciaries that provide investment advisory services to the Funds and private investment management accounts, and the Distributor acts as the principal underwriter for the Funds and the sponsor of Funds that are UITs, as the case may be.

1.       GENERAL PRINCIPLES

         A. Shareholder and Client Interests Come First

            Every trustee/director, officer and employee of a Fund and every director, officer and employee of Van Kampen owes a fiduciary duty to the investment account and the respective investors of such Fund or private investment management account (collectively, the "Clients"). This means that in every decision relating to inestments, such persons must recognize the needs and interests of the Client and be certain that at all times the Clients' interests are placed ahead of any personal interest of such person.

         B. Avoid Actual and Potential Conflicts of Interest

            The restrictions and requirements of this Code are designed to prevent behavior that conflicts, potentially conflicts or raises the appearance of an actual or potential conflict with the interest of Clients. It is of the utmost importance that the personal securities transactions of trustee/directors, officers and employees of a Fund and directors, officers and employees of Van Kampen be conducted in a manner consistnet with both the letter and spirit of the Code, including these principles, to avoid any actual or potential conflict of interest or any abuse of such person's position of trust and responsibility.

         C. Avoiding Personal Benefit

            1. Trustee/directors, officers and employees of the Funds and directors, officers and employees of Van Kampen should ensure that they do not acquire personal benefit or advantage as a result of the performance of their normal duties as they relate to Clients. Consistent with the principle that the interests of Clients must always come first is the fundamental standard that personal advantage deriving from management of Clients' money is to be avoided.

II.      OBJECTIVE

         Section 17(j) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), makes it unlawful for certain persons associated with investment companies to engage in conduct which is deceitful, fraudulent or manipulative, or which involves false or misleading statements, in connection with the purchase or sale of a security held or proposed to be acquired by an investment company. In addition, Section 204A of the InvestmentAdvisers Act of 1940, as amended (the "Investment Advisers Act"), requires investment advisers to establish, maintain and enforce written policies and procedures designed to prevent misuse of material non-public information. The objective of this Code is to require trustee/directors, officers and employees of the Funds and directors, officers and employees of Van Kampen to conduct themselves in accordance with the general principles set forth above, as well as to prevent trustee/directors, officers and employees of the Funds or the Distributor from engaging in conduct prohibited by the Investment Company Act and directors, officers and employees of the Advisers from engaging in conduct prohibited by the Investment Company Act and the Investment Advisers Act.

III.     DEFINITIONS

         A. "Access Person," means (i) with respect to the Van Kampen Open-End and Closed-End Funds, (a) any trustee/director or officer of a Fund,
            (b) any director or officer of a Fund's Adviser, (c) any employee of a Fund or the Fund's Adviser (or any company in a control relationship to the Fund or Adviser) who, in connection with such person's regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a Covered Security by a Client, or whose functions relate to the making of any recommendations with respect to such pruchases or sales; (d) any natural person in a control relationship to the Fund or the Fund's Adviser who obtains information concerning recommendations made to a Client with regard to the purchase or sale of a Covered Security by such

             Client, and (e) any director or officer of the Distributor, who, in the ordinary course of business, makes, participates in or obtains information regarding,m the purchase or sale of a Covered Security by a Client for which it acts as principal underwriter, or whose functions relate to the making of any recommendations with respect to such purchases or sales and (ii) with respect to UITs (a) any officer, director or employee of the Distributor, when the Distributor is acting as the sponsor of a Fund that is a UIT, who, in connection with such person's regular functions or duties, makes, participates in, or obtains information regarding or sale of a Covered Security by a Client or whose functions relate to the making of any recommendations with respect to the compostion of the Fund; and (b) and natural person in a control relationship to the Distributor who obtains information concerning recommendations made to a Client with regard to the purchase or sale of a Covered Security by such Client or the compositon of the Fund.

         B. "Beneficial Ownership" is interpreted in the same manner as it is under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in determining whether a person is the beneficial owner of security for purposes of Section 16 of the 1934 Act and the rules and regulations thereunder, which includes "any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in" a security. The term "pecuniary interest" is further defined to mean "the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities." "Beneficial ownership" includes (i) securities held by members of a person's immediate family sharing the same household and includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law" and includes adoptive relationships and (ii) a right to acquire securities through the exercise or conversion of any derivative security, whether or not presently exercisable.

            Any report required to be made by this Code may contain a statement that the reprot shall not be construed as an admission by the person making such reprot that he has any direct or indirect Beneficial Ownership in the security to which the report relates.

         C. "Board of Directors/Trustees" means the directors/trustees of each Fund, or with respect to a Fund that is a UIT, the Fund's principal underwriter or sponsor.

         D. "Chief Compliance Officer" is an individual set forth in Exhibit A.

         E. "Client" means each investor in a Fund and each private management account or investment account over which Van Kampen exercises investment discretion.

         F. "Code of Ethics Review Committee" consists of the individuals set forth I Exhibit A.

         G. "Control" has the same meaning as in Sectin 2(a)(9) of the Investment Company Act.

         H. "Covered Security" refers not only to the instruments set forth in
            Section 2(a)(36) of the Investment Company Act but to any instrument into which such instrument may be converted or exchanged, any warrant of any issuer that has issued the instrument and any ooption written relating to such instrument, provided, however, that it does not include: (a) any direct obligationof the United States Government, (b) banker's acceptances, bank certificates of deposit, commercial paper and hgih quality short-term debt instruments, including repurchase agreements, and (c) shares issued by any open-end investment companies registered under the Investment Company Act.

         I. "Disinterested Trustee/Director" means a trustee or director of a Fund who is not an "interested person" of such Fund within the meaning of Section 2(a)(19) of the Investment Company Act.

         J. "Employee Account" means any brokerage account or unit investment trust account in which the Van Kampen Employee has any director or indirect beneficial ownership.

         K. "General Counsel" is the individual set forth in Exhibit A.

         L. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, as amended (the "Securities Act"), the issuer of which, immediately before the registration, was not subject to the reproting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         M. "Limited Offering" is an offering that is exempt from registration under the Securities Act pursuant to Section 4(2) or Section 4(6) of the Securities Act or pursuant to Rule 504, Rult 505 or Rule 506 under the Securities Act.

         N. "Portfolio Manager" means any person who exercises investment discretion on behalf of an Adviser for a Client, including those persons who are invovled in determining, or have knowledge concerning, the composition of the portfolios of Funds that are UITs prior to deposit.

         O. "Van Kampen Employee" includes any director, officer or employee of Van Kampen.

IV.      STANDARDS OF CONDUCT FOR PERSONAL SECURITIES TRANSACTIONS

A.       Van Kampen Employee Brokerage Accounts

         1. All brokerage accounts of Van Kampen Employees must be maintained through Morgan Stanley Dean Witter ("MSDW") and/or Morgan Stanley Dean Witter Online ("MSDWO"). No other brokerage accounts are permitted unless permission is granted by the Chief Compliance Officer or General Counsel.

            If any Van Kampen Employee maintains accounts outside MSDW or MSDWO, such person must tranfer such accounts to a MSDW branch or MSDWO within 120 days from their date of hire.

            (a) Each Van Kampen Employee must identify and disclose on his or her date of hire to the appropriate person in the compliance departmetn as set forth in Exhibit A, in writing, of their MSDW and MSDWO brokerage accounts, or, if applicable, their outside brokerage accounts. The Van Kampen compliance department shall direct, and the employee shall consent in writing to such direction, the brokerage firm to provide duplicate confirmations and account statements to the Van Kampen compliance department.

                (1) Van Kampen Employees shall obtain written consent from the appropriate pwrson in the Van Kampen compliance department as set forth in Exhibit A before opening a brokerage account.

B.       Pre-Clearance

         1. Except as set forth below, all Van Kampen Employees must pre-clear purchases or sales of Covered Securities in their Employee Accounts with the appropriate person in the Van Kampen compliance department as set forth in Exhibit A.

         2. Exceptions from the Pre-Clearance Requirement

         a) Persons otherwise subject to pre-clearance are not required to pre-clear the acquisition of the following Covered Securities:

            (1)Covered Securities acquired through automatic reinvestment plans.

            (2) Covered Securities acquired through employee purchase plans.

            (3) Covered Securities acquired through the exercise of rights issued by an issuer pro-rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

            (4) A purchase or sale of Covered Securities which is non-volitonal on the part of the Employee (for example, a purchase or sale effected by an investment manager for a pension or retirement plan, other than an individual retirement account, in which an Employee is a beneficiary).3

            (5) Morgan Stanley Dean Witter & Co. common stock (including exercise of stock option grants),

                (a) The restrictions imposed by Morgan Stanley Dean Witter & Co.
                    on senior management and other persons in connection with transactions in such stock are not affected by this exemption.
                (b) Transactins by Access Persons in Morgan Stanely Dean Witter
                    & Co. common stock remain subject to the initial, quarterly and annual reporting requirements of Part V(D) of the Code.

           (6) Units in unit investment trusts. Transactions by Access Persons in units of unit investment trusts remain subject to the initial, quarterly and annual reporting requirements of Part V(D) of the Code.

3.       Pre-cleared securities transactions must be effected on a timely basis.

         a) All approved Covered Securities transactions must take place between the hours of 9:30 a.m. and 4:00 p.m. (New York time). Trading afte hours is prohibited. If the transaction is not completed between 9:30 a.m. and 4:00 p.m. on the date of pre-clearance, a new pre-clearance must be obtained.

         b) Purchases through an issuer direct purchase plan must be pre-cleared on the date the purchaser writes the check to the issuer's agent.

            (1) Authorization for purchases through an issuer direct purchse plan are effective until the issuer's agent purchases the Covered Securities.

4.       Pre-Clearance Procedure

         a) Van Kampen Employees shall pre-clear their transactions by submitting a Trade Authorization Form (a copy of which is attached as Exhibit B) to the appropriate persons in the compliance department as set forth in Exhibit A.

         (1) The compliance department shall pre-clear the purchase or sale of a Covered Security if the transaction does not violate the Code.

             (a) The compliance department shall verify that the transaction is in compliance with the Code.

             (b) The compliance department shall sign the Trade Authorization
                 Form.

             (c) The compliance department shall communicate authorization of the trade to the Van Kampen Employee.

             (d) The time at which the trade  authorization is communicated to the Van Kampen Employee shall be documented on the Trade Authorization Form by the Legal and Compliance Department.

             (e) The compliance department shall maintain the originally executed Trade Authorization Form. A copy of the executed Trade Authorization Form will be forwarded to the Van Kampen Employee.

             (f) The compliance department shall review all Van Kampen Employee duplicate confirmations and statements to verify that all personal transactions in Covered Securities have been properly pre-cleared.

C.       Other Restrictions

         1. Van Kampen Employees shall not purchase or sell a Covered Security on a day during which a Client, with the exception of a UIT, has a pending purchase or sale order in that same Covered Security, or with respect to a UIT Client, on the initial date of deposit when the UIT Client has a pending order in that same Covered Security.

         2. Van Kampen Employee trades for which pre-clearance has been obtained, including short sales and permissible option trades, are subject to a 30-day holding period from the trade date.

         3. Van Kampen Employees are prohibited from trading in futures, options on futures, and forward contracts. Van Kampen Employees may trade listed equity and index options and equity warrants, however, there is a 30-day holding period from the trade date. In additon, Van Kampen Employees are also prohibited from trading in warrants or options (with the exception of listed warrants or options) on physical commodities and currencies.

         4. Van Kampen Employees shll not enter into limit orders that extend beyond one day.

         5. Van Kampen Employees shall not participate in an investment club.

         6. Van Kampen Employees shall not purchase shares of an investment conpany that is managed by Van Kampen if such investment company is not generally available to the public.

         7. Van Kampen Employees shall not purchase shares of an open end investment company that is managed by Van Kampen if as a result of such purchase the Van Kampen Employee shall own 1% or more of the assets of such company.

         8. Van Kampen Employees are prohibited from the following activities unless they have obtained prior written approval from the Code of Ethics Review Committee:

             a) Van Kampen Employees may not purchase a Covered Security in a private placement or any other Limited Offering.

             b) Van Kampen Employees may not serve on the boards of directors of a public or private company. Requests to serve on the board of a religious, charitable or educational organization as set forth in Section 503(c) of the IRS Code will generally be approved.

9. Van Kampen Employees hal not purchase Covered Securities during an initial or secondary public offering.

10. Annual Reporting:

             a) Van Kampen Employees shall furnish a report to the Chief
                Compliance Officer showing (i) the date of the report, (ii) the title, number of shares and principal amount of each Covered Security in which the Van Kampen Employee has direct or indirect Beneficial Ownership as of a date no more than 30 days prior to the date of the report, and (iii) the name of any broker, dealer or bank with an account holding any securities for the direct or indirect benefit of the Van Kampen Employee as of a date no more than 30 days prior to the date of the report.

             b) With respect to any transactions in Covered Securities that the
                Van Kampen Employee has made in the previous year in which the Van Kampen Employee had direct or indirect Beneficial Ownership, a report showing (i) the date of the report; (ii) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares, and the principal amount of each Covered Security involved; (iii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition); (iv) the price at which the transaction was effected; and (v) the name of the broker, dealer or bank with or through which the transaction was effected; and

             c)  With respect to any account established by the Van Kampen
                Employee in which any securityes were held during the year for direct or indirect benefit of the Van Kampen Employee, a report showing (i) the date of the report; (ii) the name of the broker, dealer or bank with which established the account; and (iii) the date the account was established.

             d) Exclusion: A Van Kampen Employee need not make an annual transaction report if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund, the Adviser and the Distributor with respect to the Van Kampen Employee in the time period required above if all of the information required by that paragraph is contained in the broker trade confirmations or account statements, or in the records of the Fund, the Adviser and the Distributor.

D.       Additional Responsibilities of Access Persons

         In addition to the requirements set forth above, the following prohibitions and reporting obligations are applicablcess Persons.

         1. Access Persons shall not sell a Covered Security purchased within the previous 50 calendar days from the trade date, except that a Covered Security held for at least 30 days from the trade date may be sold at a loss or no gain. Any profits realized on trades executed within the 60-day holding period shall be disgorged to the Client or a charitable organization as determined by the Chief Compliance Officer.

         2. Initial/Annual Reporting: Within ten days after becoming an Access Person and thereafter annually at the end of the calendar year, each Access Person must furnish a report to the Chief Compliance Officer showing (i) the date of the report, (ii) the title, number of shares and principal amount of each Covered Security in which the Access Person has direct or indirect Beneficial Ownership on the date such person become an Access Person (for initial reprots) or as of a date no more than 30 days prior to the date of the reprot (for annual reprots) and (iii) the name of any broker, dealer or bank with an account holding any securities for the direct or indirect benefit of the Access Person as of the date such person became an Access Person (for initial reports) or as of a date no more than 30 days prior to the date of the report (for annual reports).

            a) Exclustion: A Disinterested Trustee?Director who would be required to make this report solely by reason of being a Fund trustee/director is excluded from the initial and annual reporting requirementfor Access Persons.

        3. Quarterly Reporting: On a calendar quarterly basis, each Access Person must furnish a report to the Chief Compliance Officer within ten days after the end of each calendar quarter, on forms sent to the Access Person each quarter:

            a) With respect to any transactions in Covered Securities that the
               Employee has made in the previous calendar quarter in which the Access Person had direct or indirect Beneficial Ownership, a reprot showing (i) the date of the report; (ii) the date of the transaction, the title, the interest rate and maturity date (if applicable), the numer of shares, and the principal amount of each Covered Security involved; (iii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition); (iv) the price at which the transaction was effected; and (v) the anme of the broker, dealer or bank with or through which the transaction was effected; and

            b) With respect to any account established by the Access Person in which any securities were held during the quarter for direct or indirect benefit of the Access Person, a report showing (i) the date of the report; (ii) the name of the broker, dealer or bank with which established the account; and (iii) the date the account was established.

            c) Exclusion: A Disinterested Trustee/Director who would be required to make this report solely by reason if being a Fund trustee/director is excluded from the quarterly reporting requirement for Access Personsl unless the trustee/director knew or, in the ordinary course of fulfilling his or her official duties as a Fund trustee/director, should have known that during the 15-day period immediately efore or after the trustee/director's transaction in a Covered Security, the Fund purchased or sold the Covered Security, or the Fund or its investment adviser considered purchasing or selling the Covered Security.

            d) Exclusion: An Access Person need not make a quarterly transaction report if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund, the Adviser and the Distributor with respect to the Access Person in the time period required above if all of the information required by that paragraph is contained in the broker trade confirmations or account statemetns, or in the records of the Fund, the Adviser and the Distributor.

A.       Additional Responsibilities of Portfolio Managers

In addition to the requirements set forth above for Van Kampen
Employees and Access Persons, the following additional requirements are applicable to Portfolio Managers.

1. A Portfolio Manager, including individuals involved in determining the composition of the portfolios of Funds that are UITs or who have knowledge of a composition of a UIT portfolio before deposit (a "UIT
    Portfolio Manager"), may not buy or sell a Covered
    Security within 7 calendar days before or after any Client, over which such Portfolio Manager exercises investment discretion, trades in such Covered
    Security.

2. A Portfolio Manager may not purchase shares of a closed-end investment company over which such Portfolio Manager exercises investment discretion.

A.  Insiders

               1. Each Van Kampen Employee shall comply with all laws and regulations, and prohibitions against insider trading. Trading on or communicating material non-public information, or "inside information," of any sort, whether obtained in the course of reseach activities, through a Client relationship or otherwise, is strictly prohibited.

               2. Van Kampen Employees shall not disclose any non-public information relating to a Client's account portfolio or transactions or to the investment recommendations of Van Kampen, nor shall any Van Kampen Employee disclose any non-public information relating to the business or operations of the members of Van Kampen, unless properly authorized to do so by the Chief Compliance Officer or General Counsel.

               3.           No Van Kampen Employee who is required to file a
                           statement of ownership pursuant to Section 16 of the Exchange Act may purchase or sell or sell and purchase a company-sponsored closed-end invesment company within a six month period and realize a profit on such transaction.

B.  Exceptions

               1. Notwithstanding the foregoing, the Chief Compliance Officer or his or her designee, in keeping with the general principles and objectives of this Code, may refuse to grant clearance of a personal transaction in their sole discretion without being required to specify any reason for the refusal.

               2. Upon proper request by a Van Kampen Employee, a Code of Ethics Review Committee (the "Committee") will consider for relief or exemption from any restriction, limitation or procedure contained herein, which restriction, limitation or procedure is claimed to cause a hardship for such Van Kampen Employee. The Chief Compliance Officer will in his sole discretion determine whether the request is appropriate for consideration by the Committee. The Committee shall meet on an ad hoc basis, as deemed necessary upon the Van Kampen Employee's written request outlining the basis for his or her request for relief. The decision regarding such relief or exemption is within the sole discretion of the Committee.

I.       ADMINISTRATION OF THE CODE

     A. The administration of this Code shall be the responsibility of the Chief Compliance Officer or his or her designee whose duties shall include:

               1. Continuously maintaining a list of all current Access Persons who are under a duty to make reports or pre-clear transactions under this Code.


               2. Providing each such person with a copy of this Code and informing them of their duties and obligations hereunder.

               3. Reviewing all quarterly securities transactions and holdings reports required to be filed pursuant to this Code, and maintaining a record of such review, including the name of the compliance personnel performing the review.

               4. Reviewing all initial and annual securities position reports required to be filed pursuant to this Code, and maintaining a record of such review, including the name of the compliance personnel performing the review.

               5. Preparing listings of all transactions effected by persons subject to reporting requirements under the Code and comparing all reported personal securities transactions with completed portfolio transactions of the Client to determine whether a violation of this Code may have occurred.

               6. Conducting such inspections or investigations as shall reasonably be required to detect and report any apparent violations of this Code to any person or persons appointed by Van Kampen to deal with such information and to the Fund's Board of Directors/Trustees.

               7. Submitting a written report, no less frequently than annually, to the Board of Directors/Trustees of each Fund and sponsor of Funds that are UITs containing a description of issues arising under the Code or procedures since the las report, including, but not limited to, material violations of the Code or procedures and sanctions imposed in response to material violations.

               8. Submitting a certification, no less frequently than annually, to the Board of Directors/Trustees of each Fund from the Fund, the respective Adviser and the Distributor that is has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

II.      RECORDS

         The Fund, the Advisers and the Distributor shall, as its principal places of business, maintain records of the following:

          A. A copy of any code of ethics adopted by such entity that is and has been in effect during the past five years must be maintained in an easily accessible place;

          B. A copy of any record or report of any violation of the code of ethics of such entity and any action taken thereon maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

          C. A copy of each report made by an Access Person as required by this Code, including any information provided in lieu of the reports and all Trade Authorization Forms, must be maintained for at least five years after the end of the fiscal year in which the report is mad or the information is provided, the first two years in an easily accessible place;

          D. A record of all persons, currently or within the past five years, who are or were required to make reprots under this Code, or who are or were responsible for reviewing these reports, must be maintained in an easily accessible place; and

          E. A copy of each written report required to be provided to the Board of Directors/Trustees of each Fund containing a description of issues arising udner the Code or procedures since the last report, including, but not limited to, material violations of the Code or procedures and sanctions imposed in response to material violations must be maintained for at least five year after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

          F. A Fund or investment adviser must maintain a record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Person of securities in an Initial Public Offering or in a Limited Offering.

          G. A copy of any decision and reasons supporting such decision to approve a pre-clearance transaction pursuant to this Code, made within the past five years after the end of the fiscal year in which such approval is granted.


I.       SANCTIONS

         Upon discovering a violation of this Code, Van Kampen may impose such sanctions as it deems appropriate, including, but not limited to, a reprimand (orally or in writing), fine, demotion, and suspension or termination of employment. The General Counsel of Van Kampen, in his sole discretion, is authorized to determine the choice of sanctions to be imposed in specific cases, including termination of employment of any Employee.

          A. Van Kampen shall provide to the Board of Directors/Trustees of each Fund and sponsor of Funds that are UITs the following:

               1. A copy of the Fund's Code, the Adviser's Code and the Distributor's Code for such Board's review and approval.

               2.   Promptly, a copy of any amendments to such Codes.

               3. Upon request, copies of any reprots made pursuant to the Code by any person as to an investment company client.

               4. Immediately, without request by an investment company client, all material information regarding any violation of the Code by any person as to such investment company client.

               5. Certification, no less frequently than annually, to the Board of Directors/Trustees of each Fund from the Fund, the respective Adviser and the Distributor that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

          B. Prior to adopting this Code, the Board of Trustees/Directors of each Fund, including a majority of Disinterested Trustee/Directors, if applicable, reviewed and approved this Code with respect to the Fund, each adviser of the Fund and the Distributor of the Fund, including all procedures or provisions related to the enforcement of this Code. The Board based its approval of this Code on, among other things, (i) certifications from the Fund, the respective Adviser and the Distributor that it has adopted procedures reasonably necessary to prevent violations of the Code and (ii) a determination that such Code is adequate and contains provisions reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by Rule 17j-1(b).

III.     EFFECTIVE DATE

                  All Van Kampen Employees are required to sign a copy of this Code indicating their agreement to abide by the terms of the Code.

                  In addition, Van Kampen Employees will be required to certify annually that (i) they have read and understand the terms of this Code and recognize the responsibilities and obligations incurred by their being subject to this Code, and (ii) they are in compliance with the requirements of the Code.






Effective this 1st day of August, 2000.

                                   EXHIBIT "A"


I.       "Chief Compliance Officer" is Don Andrews.

II. "Code of Ethics Review Committee" shall consist of the Chief Compliance Officer and General Counsel.

III.     "General Counsel" is A. Thomas Smith III.

IV. Brokerage Accounts - The persons in the Compliance Department to notify of brokerage accounts are:

         Houston and Kansas City: Pam Robertson     Phone:   (713) 438-4210
                                                    Fax:     (713) 438-3115

         All other locations: Virginia Rodrigues    Phone:   (630) 684-6260
                                                    Fax:     (630) 684-6830

V. Pre-Clearance - The persons in the Compliance Department to pre-clear securities in an Employee Account are:

         Houston and Kansas City: Pam Robertson      Phone:   (713) 438-4210
                                  Waverly Banks               (713) 438-4449
                                                     Fax:     (713) 438-3115

         All other locations:       Amy Tucek        Phone    (630) 684-6035
                                    Sue Pittner               (630) 684-6393
                                                      Fax:    (630) 684-6830

VI.      Questions                 Theresa Renn      Phone:   (630) 684-6849

                                   Exhibit "B"
               Pesonal Securities Transactions Authorization Form
                  Van Kampen Investments Inc. and Subsidiaries

--------------- ------------------------ ---------------------- ----------------
PRINT NAME      DEPARTMENT/LOCATION      SOCIAL SECURITY #      BROKERAGE FIRM


--------------- ------------------------ ---------------------- ----------------

I hereby request permission to effect a transaction in the security as indicated below for my own account or other account in which I have a beneficial interest or legal title. I affirm that this transaction is not based on any material, non-public information and I am not aware of any facts suggesting this transaction represents potential conflict of interest.

THE APPROVAL WILL BE EFFECTIVE ONLY FOR A TRANSACTION COMPLETED BETWEEN THE HOURS OF 9:30 A.M. AND 4:00 P.M. (NEW YORK TIME) ON THE DAY OF APPROVAL. ANY TRANSACTION, OR PORTION THEREOF, NOT SO COMPLETED WILL REQUIRE A NEW APPROVAL.

I am familiar with and agree to abide by the requirments set forth in the Van Kampen Investments Inc. Code of Ethics and particularly the following:

ALL EMPLOYEES:

1. I represent that this security is not involved in an Initial or Secondary Public Offering nor is it being purchased as part of a private placement.
2.       I represent that this is not a limit order that extends beyond one day.
3. In the case of a sale, I represent that I have owned this security for more than thirty (30) days.
4. I represent that I am not aware of any pending purchase or sale by a Van Kampen client in this security.

ACCESS PERSONS (IN ADDITION TO #1-4 ABOVE:

5. In the case of a sale, I represent that if I have owned this security for less than sixty (60) days, I am selling at either a loss or no gain. I agree that any profits realized on trades executed with the 60-day holding period will be disgorged to charity.

PORTFOLIO MANAGERS (IN ADDITION TO #1-5 ABOVE):

6. I represent that I have not purchased or sold this security within the last seven (7) calendar nor do I have plans to purchase or sell this security within the next sever (7) calendar days in any fund(s) under my primary responsibility.

UIT PORTFOLIO MANAGERS (IN ADDITION TO #1-5 ABOVE):

7. I represent that I have not purchased or sold this security within seven calendar (7) days before or ater the initial deposit of a UIT.

--------------------------- ----------------------- ----------- ----------------
   NAME OF SECURITY            SYMBOL/CUSIP         BUY/SELL    DATE ACQUIRED*

--------------------------- ----------------------- ----------- ----------------
o If shares being sold were purchased onmore than one date, each acquisition date must be listed for purposes of determining holding period (use the back of form if necessary).


------------------------------     -----------           --------------------
Signature                           Date                  Extention/Phone


--------------------------------------------------------------------------------
PERMISSION:   GRANTED ______        DATE        TIME         SIGNATURE OF
              DENIED  ______                                 COMPLIANCE OFFICER

--------------------------------------------------------------------------------

RS ____   ET ____   WL ____   UIT ____        Fax: OBT - (630) 684-6830:
                                               Houston - (713) 438-3115

                           Wellington Management Company, LLP
                           Wellington Trust Company, NA
                           Wellington Management International
                           Wellington International Management Company Pte Ltd.

                           Code of Ethics


Summary Wellington Management Company, LLP and its affiliates have a fiduciary duty to investment company and investment counseling clients which requires each employee to act solely for the benefit of clients. Also, each employee has a duty to act in the best interest of the firm. In addition to the various laws and regulations covering the firm's activities, it is clearly in the firm's best interest as a professional investment advisory organization to avoid potential conflicts of interest or even the appearance of such conflicts with respect to the conduct of the firm's employees. Wellington Management's personal trading and conduct must recognize that the firm's clients always come first, that the firm must avoid any actual or potential abuse of our positions of trust and responsibility, and that the firm must never take inappropriate advantage of its positions. While it is not possible to anticipate all instances of potential conflict, the standard is clear.

                           In light of the firm's professional and legal responsiblities, we believe it is appropriate to restate and periodically distribute the firm's Code of Ethics to all employees. It is Wellington Management's aim to be as flexible as possible in its internal procedures, while simultaneously protecting the organization and its clients from the damage that could arise from a situation involving a real or apparent conflict of interest. While it is not possible to specifically define and prescribe rules regarding all possible cases in which conflicts might arise, this Code of Ethics is designed to set forth the policy regarding employee conduct in those situations in which conflicts are most likely to develop. If an employee has any doubt as to the propriety of any activity, he or she should consult the President or Regulatory Affairs Department.

                           The Code reflects the requirements of United States law, Rule 17j-1 of the Investment Company Act of 1940, as amended on October 29, 1999, as well as the recommendations issued by an inducstry study group in 1994, which were strongly supported by the SEC. The term "Employee" includes all employees and Partners.

Policy on Personal         Essentially, this policy requires that all personal
                           securities transactions Securities (including acquisitions or dispositions other than through a purchase or sale) by

Transactions               all Employees must be cleared prior to execution.
                           The only exceptions to this policy of prior clearance are noted below.

Definition of              The following transactions by Employees are
"Personal Securities       considered "personal" under applicable SEC rules and
Transactions:              therefore subject to this statement of policy:

                           Code of Ethics
                           Page 2


                           1
                           Transactions for an Employee's own account, including IRA's.

                           2
                           Transactions for an account in which an Employee has indirect beneficial ownership, unless the Employee has no direct or indirect influence or control over the account. Accounts involving family (including husband, wife, minor children or other dependent relatives), or accounts in which an Employee has a beneficial interest (such as a trust of which the Employee is an income or principal beneficiary) are included within the meaning of "indirect beneficial interest."

                           If an Employee has a substantial measure of influence or control over an account, but neither the Employee nor the Employee's family has any direct or indirect beneficial interest (e.g., a trust for which the Employee is a trustee but not a direct or indirect beneficiary), the rules relating to personal securities transactions are not considered to be directly applicable. Therefore, prior clearance and subsequent reporting os such transactions are not required. In all transactions involving such an account an Employee should, however, conform to the spirit of these rules and avoid any activity which might appear to conflict with the investment company or counseling clients or with respect to the Employee's position within Wellington Management. In this regard, please note "Other Conflicts of Interest", found later in this Code of Ethics, which does not apply to such situations.

Preclearance               EXCEPT AS SPECIFICALLY EXEMPTED IN THIS SECTION,
Required                   ALL EMPLOYEES MUST CLEAR PERSONAL SECURITIES
                           TRANSACTIONS PRIOR TO EXECUTION. This includes bonds, stocks (including closed end funds), convertibles, preferreds, options on securities, warrants, rights, etc. for domestic and foreign securities, whether publicly traded or privately placed. The only exceptions to this requirements are automatic dividend reinvestment and stock purchase plan acquisitions, broad-based stock index and U.S.
                           government securities futures and options on such futures, transactions in open-end mutual funds, U.S.
                           Government securities, commercial paper, or non-volitional transactions. Non-volitional transactions include gifts to an Employee over which the Employee has no contorl of the timing or transactions which result from corporate action applicable to all similar security holders (such as splits, tender offers, mergers, stock dividends, etc.). Please note however, that most of these transactions must be reported even though they do not have to be precleared. See the following section on reporting obligations.

                           Clearance for transactions must be obtained by contacting the Director of Global Equity Trading or those personnel designed by him for this purpose.

                           Code of Ethics
                           Page 3


                           Requests for clearance and approval for transactions may be communicated orally or via email. The Trading Department will maintain a log of all requests for approval as coded confidential records of the firm. Private placements (including both securities and partnership interests) are subject to special clearance by the Director of Regulatory Affairs, Director of Enterprise Risk Management or the General Counsel, and the clearance will remain in effect for a reasonable period thereafter, not to exceed 90 days.

                           Clearance for personal securities transactions for publicly traded securities will be in effect for one trading day only. This "one trading day" policy is interpreted as follows:
                           o If clearance is granted at a time when the principal market in which the security trades is open, clearance is effective for the remainder of that trading day until the opening of that market on the following day.
                           o If clearance is granted at a time when the principal market in which the security trades is closed, clearance is effective for the next trading day until the opening of that market on the following day.

Filing Reports             Records of personal securities transactions by
                           Employees will be maintained. Employees are subject to the following reporting requirements:

1
Duplicate Brokerage        All Employees must require their securities brokers
Confirmations              to send duplicate confirmations of their securities
                           transactions to the Regulatory Affairs Department.
                           Brokerage firms are accustomed to providing this service. Please contact Regulatory Affairs to obtain a form letter to request this service. Each employee must return to the Regulatory Affairs Department a completed form for each brokerage account that is used for personal securities transactions of the Employee. Employees should not send the completed forms to their brokers directly. The form must be completed and returned to the Regulatory Affairs
                           Department prior to any transactions being placed with the broker. The Regulatory Affiars Department will process the request in order to assure delivery of the confirms directly to the Department and to preserve the confidentiality of this information.
                           When possible, the transaction confirmation filing requirement will be satisfied by electronic filings from securities depositories.

2
Filing of Quarterly        SEC rules require that a quarterly record of all
Report of all              personal securities transactions submitted by each
"Personal Securities       person subject to the Code's requirements and that
Transactions"              this record be available for inspection. To comply
                           with these rules, every Employee must file a quarterly personal securities transaction report within 10 calendar days after the end of each calendar quarter. Reports are filed electronically utilizing the firm's proprietary Personal Securities
                           Transaction Reporting

                           Code of Ethics
                           Page 4


                           System (PSTRS) accessible to all Employees via the Wellington Management Intranet.

                           At the end of each calendar quarter, Employees will be notified of the filing requirement. Employees are responsible for submitting the quarterly report within the deadline established in the notice.

                           Transactions during the quarter indicated on brokerage confirmations or electronic filings are displayed on the Employee's reporting screen and must be affirmed if they are accurate. Holdings not acquired through a broker submitting confirmations must be entered manually. All Employees are required to submit a quarterly report, even if there were no reportable transactions during the quarter.

                           Employees must also provide information on any new brokerage account established during the quarter including the name of the broker, dealer or bank and the date the account was established.

                           IMPORTANT NOTE: The quarterly report must include the required information for all "persoal securities transactions" as defined above, except transactions in open-end mutual funds, money market securities, U.S. Government securities, and futures and options on futures on U.S. government securities. Non-volitional transactions and those resulting from corporate actions must also be reported een though preclearance is not required and the nature of the transaction must be clearly specified in the report.

3
Certification of           As part of the quarterly reporting process on PSTRS,
Compliance                 Employees are required  to confirm their compliance
                           with the provisions of this Code of Ethics.

4
Filing of Personal         Annually, all Employees must file a schedule
Holding Report             indicating their personal securities holdings as of
                           December 31 of each year by the following January 30.
                           SEC Rules require that this report include the title, number of shares and principal amount of each security held in an Employee's personal account, and the name of any broker, dealer or bank with whom the Employee maintains an account. "Securities" for purposes of this report are those which must be reported as indicated in the prior paragraph. Newly hired Employees are required to file a holding report within ten (10) days of joining the firm. Employees may indicate securities held in a brokerage account by attaching an account statement, but are not required to do so, since these statements contain additional information not required by the holding report.

                           Code of Ethics
                           Page 5


5
Review of Reports          All reports filed in accordance with this section
                           will be maintained and kept confidential by the Regulatory Affairs Department. Reports will be reviewed by the Director of Regulatory Affairs or personnel designated by her for this purpose.

Restrictions on            While all personal securities transactions must be
"Personal Securities       cleared prior to execution, the following guidelines
Transactions"              indicate which transactions will be prohibited,
                           discouraged or subject to nearly automatic clearance.
                           The clearance of personal securities transactions may also depend upon other circumstances, including the timing of the proposed transaction relative to transactions by our investment counseling or investment company clients; the nature of the securities and the parties involved in the transaction; and the percentage of securities involved in the transaction relative to ownership by clients. The word "clients" refers collectively to investment company clients and counseling clients.
                           Employees are expected to be particularly sensitive to meeting the spirit as well as the letter of these restrictions.

                           Please ntoe that these restrictions apply in the case of debt securities to the specific issue and in the case of common stock, not only to the common stock, but to any equity-related security of the same issuer including preferred stock, options, warrants, and convertible bonds. Also, a gift or transfer from you (an Employee) to a third party shall be subject to these restrictions, unless the donee or transferee represents that he or she has no present intention of selling the donated security.

                           1
                           No Employee may engage in personal transactions involving any securities which are:

                           o being bought or sold on behalf of clients until one trading day after such buying or selling is completed or canceled. In addition, no Portfolio Manager may engage in a personal transaction involving any security for 7 days prior to, and 7 days following, a transaction in the same security for a client account managed by that Portfolio Manager without a special exemption. See "Exemptive Procedures" below. Portfolio Managers include all designated portfolio managers and others who have direct authority to make investment decisions to buy or sell securities, such as investment team members and analysts involved in Research Equity portfolios. All Employees who are considered Portfolio Managers will be so notified by the Regulatory Affairs Department.

                           Code of Ehtics
                           Page 6


                           o   the subject of a new or changed action
                               recommendation from a research analyst until 10 business days following the issuance of such recommendation;

                           o actively contemplated from transactions on behalf of clients, even though no buy or sell ordes have been placed. This restriction applies from the moment that an Employee has been informed in any fashion that any Portfolio Manager intends to purchase or sell a specific security. This is a particularly sensitive area and one in which each Employee must exercise caution to avoid actions which, to his or her knowledge, are in conflict or in competition with the interests of clients.

                           2
                           The Code of Ethics strongly discourage short term trading by Employees. In addition, no Employee may take a "short term trading" profit in a security, which means the sale of a security at a gain (or closing of a short position at a gain) within 60 days of its purchase, without a special exemption. See "Exemptive Procedures". The 60 day prohibition does not apply to transactions resulting in a loss, nor to futures or options on futures on broad-based securities indexes or U.S. government securities.

                           3
                           No Employee engaged in equity or bond trading may engage in personal transactions involving any equity securities of any company whose primary business is that of a broker/dealer.

                           4
                           Subject to preclearance, Employees may engage in short sales, options, and margin transactions, but such transactions are strongly discouraged, particularly due to the 60 day short term profit-taking prohibition. Any Employee engaging in such transactions should also recognize the danger of being "frozen" or subject to a forced close out because of the general restrictions which apply to personal transactions as noted above. In specific case of hardship an exception may be granted by the Director of Regulatory Affairs or her designee upon approval of the Ethics Committee with respect to an otherwise "frozen" transaction.

                           5
                           No Employee may engage in personal transactions involving the purchase of any security on an initial public offering. This restriction also includes new issues resulting from spin-offs, municipal securities and thrift conversions, although in limited cases the purchase of such securities in an offering may be approved by the Director of Regulatory Affairs of her designee upon determining that approval would not violate any policy reflected in this Code.

                           Code of Ethics
                           Page 7


                           This restriction does not apply to open-end mutual funds, U.S. governement issues or money market investments.

                           6
                           Employees may not purchase securities in private placements unless approval of the Director of Regulatory Affairs, Director of Enterprise Risk Management or the General Counsel has been obtained. This approval will be based upon a determination that the investment opportunity need not be reserved for clients, that the Employee is not being offered the investment opportunity due to his or her employment with Wellington Management and other relevant factors on a case-by-case basis. If the Employee has portfolio management or securities analysis responsibilities and is granted approval to purchase a private placement, he or she must disclose the privately placed holding later if asked to evaluate the issuer of the security. An independent review of the Empoloyee's analytical work or decision to purchase the security for a client account will then be performed by another investment professional with no personal interest in the transaction.

Gifts and Other            Employees should not seek, accept or offer any gifts
Sensitve Payments          or favors of more than minimal value or any
                           preferential treatment in dealings with any client, broker/dealer, portfolio company, financial institution or any other organization with whom the firm transacts business. Occasional participation in lunches, dinners, cocktail parties, sporting activities or similar gatherings conducted for business purposes are not prohibited. However, for both the Employee's protection and that of the firm it is extremely important that even the appearance of a possible conflict of interest be avoided. Extreme caution is to be exercised in any instance in which business related travel and lodgings are paid for other than by Wellington Management, and prior approval must be obtained from the Regulatory Affairs
                           Department.

                           Any question as to the propriety of such situations should be discussed with the Regulatory Affairs Department and any incident in which an Employee is encouraged to violate these provisions should be reported immediately. An explanation of all extrordinatry travel, lodging and related meals and entertainment is to be reported in a brief memorandum to the Director of Regulatory Affairs.

                           Employees must not participate individually or on behalf of the firm, a subsidiary or any client, directly or indirectly, in any of the following transactions:

                           1
                           Use of the firm's funds for political purpsoes.

                           Code of Ethics
                           Page 8


                           2
                           Payment or receipt of bribes, kickbacks, or payment or receipt of any other amount with an understanding that part or all of such amount will be refunded or delivered to a third party in violation of any law applicable to the transactionl.

                           3
                           Payments to government officials or employees (other than disbursements in the ordinary course of business for such legal purposes as payment of taxes).

                           4
                           Payment of compensation or fees in a manner the purpose of which is to assist the recipient to evade taxes, federal or state law, or other valid charges or restrictions applicable to such payment.

                           5
                           Use of the funds or assets of the firm or any subsidiary for any other unlawful or improper purpose.

Other Conflicts of         Employees should also be aware that areas other than
Interest                   personal securities transactions or gifts and
                           sensitive payments may involve conflict of interest.
                           The following should be regarded as examples of situations involving real or potential conflicts rather than a complete list of situations to avoid.

"Inside Information"       Specific reference is made to the firm's
                           policy on the use of " inside information" which applies to personal securities transactions as well as to client transactions.

Use  of Information        Information acquired in connection  with employment
                           by the organization may not be used in any way which might be contrary to or in competition with the interests of clients. Employees are reminded that certain clients have specifically required their relationship with us to be treated confidentially.

Disclosure of              Information regarding actual or contemplated
Information                investment decisions, research priorities or client
                           interests should nto be disclosed to persons outside our organization and in no way can be used for personal gain.

Outside All outside relationships such as directorships or trusteeships of any kind or membership in investment organizations (e.g., an investment club) must be cleared by the Director of Regulatory Affairs prior to the acceptance of such a position. As a general matter, directorships in unaffiliated public companies or companies which may reasonably be expected to become public companies will not be authorized because of the potential for conflicts which may impede our freedom to act in the bgest interests of clients. Service with charitable organizations generally will be authorized, subject to considerations related to time required during working hours and use of proprietary information

                           Code of Ethics
                           Page 9


Exemptive                  The Director of Regulatory Affairs, the Director of
Procedure                  Enterprise Risk Management, the General Counsel or
                           the Ethics Committee can grant exemptions from the personal trading restrictions in this Code upon determining that the transaction for which an exemption is requested would not result in a conflict of interest or violate any other policy embodied in this Code. Factors to be considered may include: the size and holding period of the Employee's position in the security, the market capitalization of the issuer, the liquidity of the security, the reason for the Employee's requested transaction, the amount and timing of client trading in the same or a related security, and other relevant factors.

                           Any Employee wishing an exemption should submit a written request to the Director of Regulatory Affairs setting forth the pertinent facts and reasons why the employee believes that the exemption should be granted. Employees are cautioned that exemptions are intended to be exceptions, and repetitive exemptive applications by an Employee will not be well received.

                           Records of the approval of exemptions and the reasons for granting exemptions will be maintained by the Regulatory Affairs Department.

Compliance with            Adherence to the Code of Ethics is considered a basic
The Code of Ethics         condition of employment with our organization.The
                           Ethics Committee monitors compliance with the Code and reviews violations of the Code to determine what action or sanctions are appropriate.

                           Violations of the provisions regarding personal trading will presumptively be subject to being reversed in the case of a violative purchase, and to disgorgement of any profit realized from the position (net of transaction costs and capital gains taxes payable with respect to the transaction) by payment of the profit to any client disadvantaged by the transaction, or to a charitable organization, as determined by the Ethics Committee, unless the Employee establishes to the satisfaction of the Ethics Committee that under the particuoar circumstances disgorgement would be an unreasonable remedy for the violation.

                           Violations of the Code of Ethics may also adversely affect an Employee's career with Wellington Management with respect to such matters as compensation and advancement.

                           Employees must recognize that a serious violation of the Code of Ethics or related policies may result, at a minimum, in immediate dismissal. Since many provisions of the Code of Ethics also reflect provisions of the U.S. securities laws, Employees should be aware that violations could also lead to regulatory enforcement action resulting in suspension or expulsion from the securities business, fines and penalties, and imprisonment.

                           Code of Ethics
                           Page 10



                           Again, Wellington Management would like to emphasize the importance of obtaining prior clearance of all personal securities transactions, avoiding prohibited transactions, filing all required reports promptly and avoiding other situations which might involve even an apparent conflict of interest. Questions regarding interpretation of this policy or questions related to specific situations should be directed to the Regulatory Affairs Department or Ethics Committee.



                           Revised: March 1, 2000

                   STATE STREET RESEARCH & MANAGEMENT COMPANY
                                 CODE OF ETHICS
                              Revised March 1, 2000

This Code of Ethics establishes rules of conduct that govern the personal investment activities of employees, officers and directors or trustees of (i) State Street Research & Management Company and its subsidiaries (collectively, "State Street Research" or the "Company"), and (ii) registered investment companies (other than money market funds) for which the Company is the primary investment adviser ("Funds").

1.       GENERAL PROVISIONS.

1.1. Purpose Statement. In pursuing its mission of being a premier investment management organization, State Street Research has earned a reputation for the highest integrity. An important contributor to this reputation is our philosophy of always placing the interests of our clients first. This Code contains uniform standards which are intended to provide us with a high level of confidence that our personal investment activities are consistent with our clients' interests and do not interfere with our mission.

1.2. Overriding Principles. Every Access Person who engages in Personal Transactions must: (i) consider the interests of the Company's clients before initiating a Personal Transaction, and place the clients' interests first, particularly in the case of any security that might provide a suitable and beneficial opportunity for any client; (ii) not use his or her position with the Company to influence a broker, dealer or underwriter to effect a Personal Transaction for the benefit of the Access Person; and (iii) conduct all Personal Transactions in accordance with the provisions of this Code and in avoidance of any actual or potential conflicts of interest or abuse of fiduciary responsibilities.

2. APPLICABILITY AND DEFINITIONS. The following definitions describe the persons, securities, accounts and transactions to which this Code applies:

2.1. "Associate" means any person in the employment of the Company.

2.2. "Access Person " means any director or officer of State Street Research or any associate of State Street Research who, in connection with his or her regular functions or duties, participates in the selection of a client's portfolio securities or has access to information regarding a fund's future purchases or sales of portfolio securities on behalf of any clients.

2.3. "Investment Person" means any Access Person directly involved in the investment process of the Company, including portfolio managers, security analysts, research associates and trading personnel.

2.4. "Portfolio Manager" means any Access Person responsible for the overall investment management of a client's portfolio and any Access Person assisting directly in such management, and also includes any member of the Company's Management Committee.

2.5. "Security" means any stock, bond, debenture, note, convertible security, or any put, call, straddle, warrant, right or option with respect to a security, or any future or other investment contract or derivative, or, in general, any interest or investment commonly known as a security, but does not include securities which are direct obligations of the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments (including repurchase agreements), or shares of registered open-end investment companies.

2.6. "Personal Account" means (a) any securities account in which an Access Person has "beneficial ownership" (as described in Exhibit A), including certain accounts of family members and other related accounts, or (b) any account over which the Access Person (or any member of the Access Person's immediate family sharing the same household, except as exempted under Section 6.2) has direct or indirect influence or control with respect to the purchase or sale of individual securities. See Exhibit A for a fuller explanation and examples of situations involving beneficial ownership. Unless otherwise specified, the provisions of this Code applicable to transactions by Access Persons are applicable to transactions in their Personal Accounts.

2.7. "Personal Transaction" means any transaction with respect to a security for any Personal Account, including without limitation purchases and sales, entering into or closing out futures or other derivatives, and exercising warrants, rights or options but not including the acceptance of tender offers.

3. PROHIBITIONS.

3.1. Restrictions Applicable to all Access Persons An Access Person should not place an order to enter into a Personal Security Transaction during any of the following times:

         (a) When the Access Person knows, or has reason to believe, that the security may in the near future be recommended for action or acted upon by the Company for any client account; or
         (b) For a period of ten (10) business days after a security has been recommended for action by the Company for any client account, including any rating change, even though no action has been taken for the Company's clients with respect to the security during that period; or
         (c) When the security is on order for purchase or sale for a client's account, or has been on order at any time during the five (5) preceding trading days (either as a completed order, an uncompleted order or an order on hold), as reflected on the Company's Restricted List.

3.2. Restrictions Applicable Only to Investment Persons. In addition to the restrictions applicable to all Access Persons, an Investment Person may not:

         (a) Purchase a security in an initial public offering; or
         (b) Acquire a security in a private placement unless advance written approval is obtained from the Chief Executive Officer or the Chief Investment Officer of the Equity or Fixed Income Department, as appropriate. In the event that the Investment Person plays a part in any subsequent consideration of the security for investment for a client account, he or she must disclose the holding to the Chief Executive Officer or the appropriate Chief Investment Officer, and any decision to make the investment for a client account will be subject to an independent review and approval by senior investment personnel with no personal interest in the issuer or its securities; or
         (c) Realize a profit from any transaction involving the purchase and sale, or sale and purchase, of the same (or equivalent) securities within a period of sixty (60) calendar days. For purposes of this rule, transactions will be reviewed on a first-in-first-out basis.
         (d) Participate in an investment club.

3.3. Restrictions Applicable Only to Portfolio Managers. In addition to the restrictions applicable to all Access Persons and Investment Persons, a Portfolio Manager may not purchase or sell a security within a period of seven
(7) calendar days before or after a client account managed by the Portfolio Manager trades in that security.

3.4. Special Provisions for Options and Futures.

         (a)The general principle governing transactions in options, futures and other derivatives is that they are treated as transactions in the underlying security for all purposes of this Code.
         (b)Purchased options must comply with the Code both at the time of initial purchase and at the time of exercise. However, if an Access Person buys a call or put option at a time when the purchase is not restricted by Section 3.1, the option may be exercised automatically at expiration by the relevant exchange or clearing corporation without violating that provision.
         (c)Written options must comply with this Code at the time of the transaction. Exercise by a counterparty, however, is not a voluntary transaction by an Access Person and is not governed by Section 3.1.
         (d)In the case of a purchased call or a written put, the security received upon exercise (whether voluntary or automatic) is subject to the 60-day period in Section 3.2 (c) measured from the time of purchasing the call or writing the put. As a result, if such an option is exercised within the 60-day period, the Investment Person cannot sell the security at a gain until expiration of the 60-day period from the time of the original option transaction. In these circumstances, the Investment Person must be prepared to pay for the security, accept delivery and bear the risk of holding the security until expiration of the period.
         (e)An Access Person may not write an uncovered call or sell an uncovered future. An Investment Person may not write a covered call option unless the underlying security has been held for 60 days. Where an Investment Person purchases a put option and owns the underlying security, the put option may not expire or be exercised within 60 days after purchase of the underlying security. Where an Investment Person purchases a put option without owning the underlying security, the option cannot be exercised and can only be closed through a sale more than 60 days after the purchase.

Futures and other derivatives will be treated consistently with the provisions applicable to options.

3.5. Receipt of Gifts. Except for an occasional meal or ticket to a sporting event or the theater, or comparable entertainment which is not so frequent or extensive as to raise questions of propriety, or except with the approval of the Company's Chief Executive Officer, an Associate must not accept cash or non-cash gifts from any person or entity which directly or indirectly does business with or performs services for the Company or any client, which exceed the dollar limit imposed by the NASD from time to time under Conduct Rule 2830(1)(5)(A) or any successor rule ($100 as of February 1999), or such other level as established from time to time by the Compliance Committee.

3.6. Service as a Director. An Investment Person may not serve on the board of directors, or similar governing body, of an organization the shares of which are publicly traded without obtaining prior approval of the Company's Chief Executive Officer (or, in case such Investment Person is the Chief Executive Officer, the Company's Board of Directors with the Chief Executive Officer abstaining). Any such approval will be reported to the Board of Directors of each Fund at least annually.

3.7. Promotion of Personal Investments. Associates are free to refer investment opportunities to other Associates for their personal consideration. However, Associates should not engage in the active promotion of securities to other Associates and should not receive any payment or other benefit for the sale of a security to another associate.

3.8. Conflicts of Interest. Associates should not engage in activities that could create a conflict of interest or the appearance of a conflict of interest between the interests of the Company's clients and the interests of the Company or its Associates. For example, no Associate should condition the company's purchase or continued holding of any security for its clients on whether the issuer of that security becomes or remains a client of the Company.

4. PRE-CLEARANCE.

Any Access Person who plans to place an order to enter into a Personal Transaction must first pre-clear the transaction by obtaining approval from the Equity Trading Desk, the Fixed Income Trading Desk, the Head Municipal Bond Trader, the Head High Yield Trader or the Head International Fixed Income Trader, as appropriate, either directly or through other communications links established for this purpose. The appropriate trading personnel will only pre-clear the transaction after determining that the security is not on the Company's Restricted List and that no order has been placed or, to their knowledge, is about to be placed with respect to the security. All clearances (including time of clearance) will be recorded by the appropriate trading personnel in the Investment Clearance Database or other system used to maintain this information.

Generally, a pre-clearance is effective only for the business day on which it is obtained. A clearance for an open order (such as a limit order or "good until cancelled" order) is effective until the transaction is completed, except that any change in the terms of the order will require a new pre-clearance.

5.DISCLOSURE AND REPORTING.

5.1. List of Holdings. Each Access Person shall provide a list of all of his or her personal securities holdings to the Compliance Department within 10 days of commencement of his or her employment or within 10 days of becoming an Access Person, and will also provide an updated list on an annual basis at the time designated by the Compliance Department

5.2. Confirmations and Statements. Each Access Person who engages in Personal Transactions shall instruct his or her broker(s) or dealer(s) to deliver duplicate copies of any confirmation of a transaction, and duplicate copies of all periodic statements with respect to his or her Personal Account(s), to the Company, P.O. Box 2794, Boston, MA 02208-2794. (See Exhibit B for a sample letter to a broker or dealer.

5.3. Transaction Reports. Each Access Person shall report on a quarterly basis any Personal Transactions in his or her Personal Account(s), except for transactions in securities which are excluded from the term "security" for purposes of this Code under Section 2.5. The report shall be made on the official form designed for this purpose within ten (10) calendar days following the quarter in which the transactions occur, shall be dated and signed by the Access Person, and shall contain the following information:

         (a) With respect to any security transaction during the quarter:
                  (1) The title and number of shares (or principal amount) of the security;
                  (2) The date and nature of the transaction (purchase or sale or other);
                  (3) The transaction price;
                  (4) The name of the broker (or bank or dealer); and
                  (5) Such additional information as may be requested on the reporting form.
         (b) With respect to any account established by the Access Person in which any securities were held during the quarter:
                  (1) The name of the broker (or bank or dealer) with whom the account was established; and
                  (2) The date the account was established.

The quarterly report of any Investment Person must contain a representation that the Investment Person: as a portfolio manager, has reviewed the suitability of the security for each of the clients whose accounts he or she manages; or as an investment analyst, has presented any opportunity for securities within his or her area of coverage to the firm for consideration for client accounts.

         4. Certification of Compliance. Each Access Person shall be required to certify annually that he or she:

                  (a) Has read and understands this Code and is subject thereto;

                  (b) Has complied with the requirements of the Code; and

                  (c) Has disclosed or reported all Personal Securities Transactions required to be disclosed or reported under the Code.

6.EXEMPTIONS.

6.1.  Transactional  Exemptions.  The  prohibitions  and  restrictions  in
Section 3 and the pre-clearance requirements in Section 4 shall not apply (but the reporting requirements in Section 5 shall continue to apply) to:

                  (a) Transactions by investment clubs in which non-Investment Persons are participants;
                  (b) Purchases or sales of securities which are not voluntary;
                  (c) Purchases which are part of an automatic dividend reinvestment plan;
                  (d) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities;
                  (e) Transactions in derivatives tied to the performance of a broad-based index, and transactions in SPDR's and shares of other UIT's or vehicles the performance of which is designed to track closely the performance of a broad- based index;
                  (f) Transactions in currencies and related options, futures contracts and forward contracts; and
                  (g) Transactions in other securities determined by the Compliance Committee to present a similarly low potential for impropriety or the appearance of impropriety.

6.2. Complete Exemption. The prohibitions and restrictions in Section 3, the pre-clearance requirements in Section 4 and the reporting requirements in Section 5 shall not apply to:

                  (a) Any transaction in an instrument which is not included in the definition of "security" contained in Section 2.5.
                  (b) Transactions effected for any account which is a Personal Account solely because it is directly or indirectly influenced or controlled by an Access Person's immediate family member sharing the same household, so long as neither the Access Person nor the family member has any beneficial ownership of securities in the Account and so long as the Access Person agrees in writing not to discuss with the family member any specific investment ideas or transactions arising in the course of the Access Person's employment with the Company.
                  (c) Transactions effected for any account over which neither the Access Person nor any immediate family member sharing the same household has any direct or indirect influence or control; provided that in the case of an account exempted because it is under the discretionary management of another person (including an interest in a hedge fund or investment partnership or enterprise but not including an interest in a trust that is not revocable by the Access Person or an immediate family member sharing the same household), the Access Person must enter into a letter agreement with that person in substantially the form of Exhibit C at the later of the time the account is opened or the Access Person joins the Company, and on an annual basis thereafter, and the Access Person must provide an annual inventory of the securities in such account.

6.3. Large Cap Stock Exemption. The prohibitions of Section 3.1 and Section 3.3 shall not apply (but the prohibitions in Section 3.2 (Restrictions Applicable Only to Investment Persons), the preclearance requirements in Section 4 and the reporting requirements in Section 5 shall continue to apply) to equity securities with a market capitalization of $5 billion or greater as of the end of the previous month.

7.COMPLIANCE COMMITTEE.
The Chief Executive Officer of the Company will from time to time appoint the members of the Company's Compliance Committee, which is charged with the duties and responsibilities of administering the Code, ensuring compliance with the Code, and recommending sanctions for violations of the Code. The Compliance Committee may amend the Code, interpret its provisions, make decisions with respect to the classes of Access Persons covered by provisions of the Code, and grant waivers and establish exceptions, including waivers and exceptions for particular securities or transactions and other situations it deems to require special treatment. The Committee may appoint one or more of its members to fulfill its duties between meetings, subject to ratification by the Committee at its next regular meeting. The Committee has appointed the Director of Compliance as the person responsible for monitoring compliance with the Code of Ethics, including the review of the quarterly transaction reports and the annual holdings reports.

8.SANCTIONS.
Upon the occurrence of any violation of this Code, the Company acting through its Compliance Committee may impose such sanctions as it deems appropriate, including disgorgement of any profit, a warning, probation, suspension or termination of employment.

9.REPORTS TO TRUSTEES/DIRECTORS OF INVESTMENT COMPANIES UNDER MANAGEMENT.
A report shall be prepared annually for submission to the Board of Trustees or Directors of each investment company under the management of the Company. The report will:
                  (a) Summarize current procedures under the Code and any changes in those procedures since the prior report;
                  (b) Identify all material violations of the Code or any related procedures, and any sanctions imposed with respect thereto;
                  (c) List any recommended changes to the Code or procedures under the Code as the result of experience, evolving industry practices or changes in the applicable laws or regulations; and
                  (d) Certify that procedures, reasonably necessary to prevent violations of the Code, have been adopted.

10.PROVISIONS APPLICABLE TO MUTUAL FUND TRUSTEES

10.1. General Provision. An independent trustee of an investment company for which the Company is the primary adviser should not purchase or sell a security in an account in which he or she may be deemed to have a direct or indirect beneficial interest, as defined in Exhibit A hereto, when he or she knows, or in the ordinary course of his or her duties should know, that such security is under consideration for purchase or sale, or being purchased or sold, by the investment company. In addition, an independent trustee must report to the investment company any transactions in a security where the trustee knew, or in the ordinary course of fulfilling his or her official duties should have known, that during the 15 day period immediately preceding or after the date of the transaction, the investment company was buying or selling, or considering buying or selling, that security.

10.2. Portfolio Reports. In connection with their duties, independent trustees of an investment company are provided, prior to a trustees' meeting, with schedules of securities transactions effected by such investment company during a specific period (generally a calendar quarter) ended more than 15 days prior to delivery of the schedules. Consequently, an independent trustee in the ordinary course of fulfilling his or her duties shall be deemed to have no duty, and would have no reason, to know of, or inquire about, a transaction in a security by the investment company during a 15 day period immediately preceding or after the trustee's transaction in that security. In the event an independent trustee does become aware of such a transaction, the independent trustee shall file a report under this Code containing the information described in Section 5.3.

10.3. Exempted Transactions. Transactions by independent trustees which do not fall within the above restrictions and reporting requirements are transactions in securities which are direct obligations of the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, shares of registered open-end investment companies, and transactions as to which the trustee had no investment discretion.

                                                                       EXHIBIT A
                              BENEFICIAL OWNERSHIP

"Beneficial ownership" is an important concept in determining which personal securities accounts are covered by the Code. Beneficial ownership exists when you have a "pecuniary interest" in securities. More specifically, beneficial ownership of securities in an account means directly or indirectly having or sharing a direct or indirect pecuniary interest in the securities, whether through any contract, arrangement, understanding, relationship or otherwise. A "pecuniary interest", in turn, means the opportunity, directly or indirectly, to profit, or share in any profit derived, from the transactions in question.
The pecuniary interest standard looks beyond the record owner of securities. As a result, the definition of beneficial ownership is extremely broad and encompasses many situations which might not ordinarily be thought to confer ownership of securities. Set forth below are some examples of how beneficial ownership may arise in different contexts:

FAMILY HOLDINGS. Securities held by members of your immediate family sharing the same household are presumed to be beneficially owned by you. Your "immediate family" includes any child, step-child, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (but does not include aunts and uncles, or nieces and nephews). The definition also includes adoptive relationships. You may also be deemed to be the beneficial owner of securities held by an immediate family member not living in your household if the family member is economically dependent upon you.

PARTNERSHIP AND CORPORATE HOLDINGS. A general partner of a general or limited partnership will generally be deemed to beneficially own securities held by the partnership. A limited partner or a stockholder will generally not be deemed to beneficially own securities held by a limited partnership or corporation, respectively, provided he or she does not own a controlling voting interest in the entity, he or she does not have or share investment control over the entity's portfolio, and the entity is not an "alter ego" or "personal holding company". However, see Section 6.2(c) of the Code.

DERIVATIVES. A person having the right to acquire securities through the exercise or conversion of any derivative security, whether or not presently exercisable, has beneficial ownership of the underlying securities. For this purpose the term "derivative security" means any option, future, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege at a price related to a security, or similar security with a value derived from the value of a security.

TRUST HOLDINGS. In general, a person's interest in a trust will amount to an indirect pecuniary interest in the securities held by that trust. Therefore, among other examples, a beneficiary of a trust will generally be deemed the beneficial owner of securities held by the trust. However, the following persons will generally not be deemed beneficial owners of the securities held by a trust:

            (a) Trustees, unless the trustee has a pecuniary interest in any holding or transaction of the trust, or unless the trustee has any direct or indirect influence or control with respect to the purchase or sale of individual securities. A trustee will be deemed to have a pecuniary interest in the trust's holdings if at least one beneficiary of the trust is a member of the trustee's immediate family;
            (b) Settlors, unless a settlor reserves the right to revoke the trust without the consent of another person.

SECURITIES NOT BENEFICIALLY OWNED. You are not deemed to have beneficial
           ---
ownership of:
            a. Portfolio securities held by an investment company registered under the Investment Company Act of 1940;
            b. Securities of which you are a pledgee with the right to sell the pledged security, provided that you will have beneficial ownership upon any foreclosure or exercise of the right of sale;
            c. Rights you may have which are the same as all holders of a class of securities of any issuer to receive securities pro rata, or obligations to dispose of securities as a result of a merger, exchange offer, or consolidation involving the issuer of the securities;
            d. An interest in broad-based index options, broad-based index futures, and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal government authority, nor in an interest in any underlying securities of these instruments. A broad-based index is one that provides investors with a performance indicator of the overall applicable stock or bond market (or market segment) as appropriate. An index would not be considered to be broad-based if it is composed of securities of firms in a particular industry or group of related industries;
            e. A security that may be redeemed or exercised only for cash and does not permit the receipt of equity securities in lieu of cash, if the security either:

            (f) An interest or right to participate in employee benefit plans of the issuer.
            (i) is awarded pursuant to an employee benefit plan satisfying the provisions of 240.16b-3(c); or
            (ii)may be redeemed or exercised only upon a fixed date or dates at least six months after award, or upon death, retirement, disability or termination of employment; or

                                                                       EXHIBIT B
                            (SAMPLE LETTER TO BROKER)

(Date)

(Name and Address of Broker)


Dear :

In connection with my brokerage account (Account No. ________) at your firm, please be advised that State Street Research & Management Company should be designated an "interested party" with respect to my account and should, therefore, be sent copies of all trade confirmations and account statements relating to my account. Please send the information to:

State Street Research & Management Company
John W. McCormick Post Office
P. O. Box 2794
Boston, MA 02208-2794

Any questions should be submitted to our Director of Compliance, (617) 357-1398. Thank you for your attention to this matter.

Sincerely,
(SSRM Access Person)

                                                                       EXHIBIT C
_________ __, 2000

[Name of Investment Adviser]
[Address of Investment Adviser]


Dear Mr. _______________:

As you know, I am an employee of State Street Research & Management Company ("SSRM"), and I therefore need to comply with SSRM's Code of Ethics with respect to all accounts in which I have a beneficial interest, including the [identify specific account]. Accordingly, I would like to confirm with you, as investment adviser for such account, the manner in which the assets of the account are to be invested and the degree of communication which you and I will have with respect to the account.

Please note that I must not be consulted about, or have any input into or knowledge of, the transactions placed by you, as an investment adviser for the account, in any individual securities prior to the execution of such transactions. I am permitted, consistent with SSRM's Codes of Ethics, to discuss with you broad policy matters, such as: overall defensive or aggressive postures, asset allocation by broad categories, tax matters such as tolerance for gains and losses, and cash disbursement requirements for taxes or otherwise.

Please sign in the space indicated below acknowledging your agreement with this arrangement and return it to me.

Thank you very much for your assistance.

Sincerely,
[SSRM employee]

The foregoing is accepted and agreed to:

[Name of Investment Adviser]
By:________________________
Name:
Title:
Dated: _____________ __, 2000

cc: Director of Compliance
State Street Research
& Management Company

                               NICHOLAS-APPLEGATE
===============================================================================







-------------------------------------------------------------------------------

                                 CODE OF ETHICS
                                   AND CONDUCT

-------------------------------------------------------------------------------

                               NICHOLAS-APPLEGATE
                               CAPITAL MANAGEMENT

===============================================================================

                          NICHOLAS-APPLEGATE SECURITIES

===============================================================================

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                        MESSAGE FROM THE MANAGING PARTNER


NICHOLAS-APPLEGATE, QUITE SIMPLY, DOES NOT EXIST WITHOUT OUR CLIENTS. WHILE IT'S TRUE WE ARE AN INVESTMENT MANAGEMENT FIRM, KNOWN FOR PROVIDING EXCELLENT INVESTMENT RETURNS AND CLIENT SERVICE, A LARGE PART OF OUR SUCCESS IS BUILT ON OUR REPUTATION FOR INTEGRITY AND PROFESSIONALISM. OUR CLIENTS PLACE NOT ONLY THEIR MONEY, BUT ALSO THEIR TRUST WITH US WHEN THEY HIRE US. IT IS UP TO US AS A FIRM, AND EACH ONE OF US INDIVIDUALLY, TO ENSURE THAT TRUST IS UPHELD. WITHOUT IT, WE WOULD NOT HAVE A SINGLE CLIENT, REGARDLESS OF OUR INVESTMENT RETURNS.

WITH THIS IN MIND, THE FIRM HAS LONG HAD A FORMAL CODE OF ETHICS IN PLACE. EVERY EMPLOYEE COMMITS TO FOLLOW THIS CODE WHEN HE/SHE JOINS THE FIRM, AND WE, AS A FIRM, ARE COMMITTED TO THE PRINCIPLES EMBODIED BY THE CODE. THE DRIVING PRINCIPLE IS ACTUALLY PRETTY EASY TO EXPRESS: "OUR CLIENTS COME FIRST." EVERYTHING, REALLY, FLOWS FROM THAT SIMPLE STATEMENT. WHEN YOU REVIEW AND SIGN THE ATTACHED CODE OF ETHICS, I'D LIKE YOU TO KEEP THESE PRINCIPLES IN MIND AND KNOW THAT THEY ARE SUPPORTED AT OUR FIRM FROM THE TOP DOWN. I'D ALSO LIKE YOU TO RECOGNIZE THAT ULTIMATELY THE CODE OF ETHICS IS REALLY JUST AN EXPRESSION ABOUT THE WAY WE, AS A FIRM, WANT TO DO BUSINESS, AND THAT IT IS OUR RESPONSIBILITY INDIVIDUALLY, AND AS A FIRM, TO ENSURE THE CODE IS FOLLOWED IN SPIRIT, AS WELL AS WORD. THE CODE CAN'T COVER EVERY INDIVIDUAL SITUATION THAT MAY COME UP, SO WE MUST ALL USE OUR BEST EFFORTS TO APPLY THE PRINCIPLES OF THE CODE IN OUR EVERYDAY BUSINESS. WE, AND OUR CLIENTS, SHOULD EXPECT NOTHING LESS.



                                  ART NICHOLAS



                                       i

-------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------

A.       DEFINITIONS .....................................................A-1

I.       Introduction & Overview............................................1

II.      Persons Covered by This Code
                  A.       EMPLOYEES & COVERED PERSONS......................3
                  B.       OUTSIDE FUND DIRECTORS /TRUSTEES.................3
                  C.       THE ADMINISTRATOR................................4

III.     PERSONAL SECURITIES TRANSACTIONS
A.       COVERED SECURITIES & TRANSACTIONS..................................5
B.       EXEMPT SECURITIES & TRANSACTIONS...................................5

IV.      PROCEDURES FOR TRADING SECURITIES
                  A.       PRE-CLEARANCE....................................7
                  B.       VIOLATIONS.......................................8
                  C.       HOLDING PERIOD RESTRICTION......................10
                  D.       BLACKOUT PERIOD.................................10
                  E.       DE MINIMIS TRANSACTIONS.........................10
                  F.       INITIAL PUBLIC OFFERINGS
                           ("IPOS") & PRIVATE PLACEMENTS...................11
                  G.       FRONT-RUNNING...................................11
                  H.       INSIDE INFORMATION..............................11

V.       REPORTS & CERTIFICATIONS REGARDING PERSONAL SECURITIES TRANSACTIONS
                  A.       PERSONAL HOLDINGS REPORTS.......................13
                  B.       MONTHLY TRANSACTION & GIFT REPORTS..............13
                  C.       DUPLICATE BROKERAGE STATEMENTS & CONFIRMATIONS..14
                  D.       CERTIFICATION OF COMPLIANCE.....................14

VI.      POTENTIAL CONFLICT OF INTEREST ISSUES
                  A.       SERVICE ON BOARDS OF OTHER COMPANIES............15
                  B.       GIFTS...........................................15
                  C.       GIFT PRE-CLEARANCE..............................15
                  D.       GIFT VIOLATIONS.................................16

-------------------------------------------------------------------------------
                           TABLE OF CONTENTS (CONT'D)
-------------------------------------------------------------------------------
VII.     VIOLATIONS OF THE CODE ...........................................17
VIII.    ANNUAL BOARD REVIEW ..............................................18
IX.      ADMINISTRATION & CONSTRUCTION ....................................19
X.       AMENDMENTS & MODIFICATIONS........................................20

-------------------------------------------------------------------------------

         POLICIES & PROCEDURES - INSIDER TRADING POLICY ......... APPENDIX I

         EXAMPLES OF BENEFICIAL OWNERSHIP ...................... APPENDIX II

         PERSONAL TRADING RESTRICTION SUMMARY ................. APPENDIX III

         EXCEPTIONS TO BAN ON SHORT-TERM TRADING ............... APPENDIX IV

         CODE OF ETHICS SIGNATURE PAGES.......................... APPENDIX V



                                      iii

                                   DEFINITIONS
--------------------------------------------------------------------------------

            THE FOLLOWING DEFINITIONS APPLY TO THIS CODE OF ETHICS:


    NACM                                     Nicholas-Applegate Capital
                                             Management, Inc., a CA LP

    NAS                                      Nicholas-Applegate Securities

    NAIF OR FUNDS                            Nicholas-Applegate Institutional
                                             Funds

    NA                                       Nicholas-Applegate (i.e., NACM, NAS
                                             and NAIF)

    CODE                                     NA Code of Ethics

    EMPLOYEES                                All officers, partners and
                                             employees of NACM and NAS, well as
                                             part-time employees, consultants,
                                             temps and interns after one month

    COVERED PERSONS                          Any Employee and any relative by
                                             blood or marriage living in the
                                             Employee's household or any person
                                             who holds an account that names
                                             Employee as a beneficiary or
                                             otherwise

    INVESTMENT PERSONNEL                     Trading Desk personnel, portfolio
                                             managers and financial analysts

    ADMINISTRATOR                            Brown Brothers Harriman -
                                             Administrator of the Funds

    ADVISORY CLIENTS                         Shareholders of funds,
                                             institutional clients and any other
                                             person or entity whom NA provides
                                             investment advisory services

    EXEMPT TRANSACTIONS                      Any transaction that does not
                                             require pre-clearance by NA's
                                             Compliance Department prior to
                                             execution (e.g., open-end mutual
                                             funds, U.S, government securities
                                             and named indices as listed in the
                                             Code at APPENDIX IV)

    TRUSTEES                                 Trustees of the Funds

    BENEFICIAL OWNERSHIP                     For purposes of this Code,
                                             "beneficial ownership" means any
                                             interest in a security for which a
                                             Covered Person can directly or
                                             indirectly receive a monetary
                                             benefit, including the right to buy
                                             or sell a security, to direct the
                                             purchase or sale of a security, or
                                             to vote or direct the voting of a
                                             security. Please refer to APPENDIX
                                             II for additional examples of
                                             beneficial ownership

    NON-EMPLOYEE TRUSTEES                    Trustees of the Funds who are not
                                             Employees of NACM or NAS (including
                                             employees of the Administrator)

    PERSONAL SECURITIES TRANSACTION          Any trade in debt or equity
                                             securities executed on a stock
                                             market, or other securities not
                                             defined as "exempt securities"
                                             under the NA Code of Ethics, by a
                                             Covered Person. This includes all
                                             futures, options, warrants,
                                             short-sells, margin calls, or other
                                             instrument of investment relating
                                             to an equity security

    EXEMPT SECURITIES                        Securities, which, under the Code,
                                             do not require pre-clearance
                                             authorization by the Compliance
                                             Department (see page 11 and
                                             APPENDIX IV)

    BLUEFORM                                 Monthly Personal Securities
                                             Transaction and Gift Report

    INSIDER Persons who are officers, directors, employees and spouse and anyone else who is privy to inside information

    INSIDER TRADING                          Buying or selling of a security
                                             while in possession of material,
                                             non-public information or anyone
                                             who has communicated such
                                             information in connection with a
                                             transaction that results in a
                                             public trade or information service
                                             or medium

    NON-PUBLIC INFORMATION                   Any information that is not made
                                             known via a public magazine,
                                             newspaper or other public document

    ACCESS PERSON                            Any Employee of NA, including
                                             temporary employees (if here more
                                             than one month), interns and
                                             consultants (working on NA
                                             premises)

    OPEN-END INVESTMENT COMPANIES            Funds that continuously offer new
    (OPEN-END MUTUAL FUNDS)                  shares and redeem outstanding
                                             shares at NAV on any business day.
                                             Shares are purchased directly from
                                             the distributor of the funds

    CLOSED-END INVESTMENT COMPANIES          Funds whose shares traded on the
                                             secondary market with most being
                                             listed on stock exchanges. New
                                             shares are not continuously
                                             offered, nor are outstanding shares
                                             redeemable.

                           CODE OF ETHICS AND CONDUCT

                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                          NICHOLAS-APPLEGATE SECURITIES
                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                          REVISED AS OF MARCH 20, 2000


-------------------------------------------------------------------------------
I.       INTRODUCTION & OVERVIEW
-------------------------------------------------------------------------------

         Nicholas-Applegate Capital Management ("NACM"), Nicholas-Applegate Securities ("NAS") and Nicholas-Applegate Institutional Funds ("NAIF") (collectively, "NA") have developed and maintain a reputation for integrity and high ethical standards. Therefore, it is essential not only that NA and its employees comply with relevant federal and state securities laws, but that we also maintain high standards of personal and professional conduct. NA's Code of Ethics and Conduct (the "Code") is designed to help ensure that we conduct our business in a manner consistent with these high standards.

         As a registered investment adviser, NA and its employees owe a fiduciary duty to our clients that requires each of us to place the interests of our clients ahead of our own. A critical component of meeting our fiduciary duty is to avoid potential conflicts of interest. Accordingly, you must avoid all activities, interests and relationships that interfere or appear to interfere with making decisions in the best interests of the shareholders of NAIF (or "Funds") and any other person or entity to which NA provides investment advisory services (together, "Advisory Clients").

         Please bear in mind a conflict of interest can arise even if there is no financial loss to Advisory Clients and regardless of the employee's motivation. Many potential conflicts of interest can arise in connection with employee personal trading and related activities. The Code is designed to address and prevent potential conflicts of interest pertaining to personal trading and related activities and is based on the following principles:

          1) WE MUST AT ALL TIMES PLACE THE INTERESTS OF OUR ADVISORY CLIENTS FIRST. In other words, as a fiduciary, you must scrupulously avoid serving your own personal interests ahead of the interests of NA Advisory Clients.

          2) We must make sure that all PERSONAL SECURITIES TRANSACTIONS ARE CONDUCTED CONSISTENT WITH THE CODE and in such a manner as to avoid any actual or potential conflicts of interest or any abuse of an individual's position of trust and responsibility.

          3) WE MUST NOT TAKE INAPPROPRIATE ADVANTAGE OF OUR POSITIONS. The receipt of investment opportunities, perquisites, or gifts from persons seeking business with NA could call into question the exercise of your independent judgment.

         The Code contains policies and procedures relating to personal trading by Covered Persons, as well as Trustees of the Funds.

--------------------------------------------------------------------------------
                            YOU MUST BECOME FAMILIAR
                           WITH AND ABIDE BY THE CODE
--------------------------------------------------------------------------------


         Compliance with the Code is a condition of your employment with NA. Violations of the Code will be taken seriously and will result in sanctions against the violator, up to and including termination of employment.

         As with all policies and procedures, the Code was designed to apply to a myriad of circumstances and conduct. However, this Code is not intended to be all-inclusive as no policy can anticipate every potential conflict of interest that can arise in connection with personal trading.

--------------------------------------------------------------------------------
          YOU ARE EXPECTED TO ABIDE NOT ONLY BY THE LETTER OF THE CODE,
                       BUT ALSO BY THE SPIRIT OF THE CODE
--------------------------------------------------------------------------------


         Whether or not a specific provision of the Code addresses a particular situation, you must conduct your activities in accordance with the general principles contained in the Code and in a manner that is designed to avoid any ACTUAL OR POTENTIAL conflicts of interest. NA reserves the right, when it deems necessary in light of particular circumstances, to impose more stringent requirements on those persons subject to the Code, or to grant exceptions to the Code.

         Because governmental regulations and industry standards relating to personal trading and potential conflicts of interest can evolve over time, NA reserves the right to modify any or all of the policies and procedures set forth in the Code. If NA revises the Code, the Director of Compliance will provide you with written notification of the changes. You must familiarize yourself with any modifications to the Code.

         IF YOU HAVE ANY QUESTIONS ABOUT ANY ASPECT OF THE CODE, OR IF YOU HAVE QUESTIONS REGARDING APPLICATION OF THE CODE IN A PARTICULAR SITUATION, CONTACT THE COMPLIANCE DEPARTMENT.

--------------------------------------------------------------------------------
II.      PERSONS COVERED BY THIS CODE
--------------------------------------------------------------------------------

         A.       EMPLOYEES & COVERED PERSONS

         The policies and procedures set forth in the Code apply to all officers, principals and employees of NACM and NAS (collectively, "Employees"). The Code also applies to all temporary employees, consultants and interns (if here more than one month) who work for NA on premises.

         The policies and procedures set forth in the Code also apply to all members of an Employee's immediate family which, for purposes of the Code, refers to ANY RELATIVE BY BLOOD OR MARRIAGE LIVING IN THE EMPLOYEE'S HOUSEHOLD (together with Employees, "Covered Persons").

--------------------------------------------------------------------------------
                 THE CODE ALSO APPLIES TO ACCOUNTS IN WHICH THE
                 EMPLOYEE IS NAMED AS A BENEFICIARY, TRUSTEE OR
                IS OTHERWISE ABLE TO EXERCISE INVESTMENT CONTROL
--------------------------------------------------------------------------------

         B.       OUTSIDE FUND DIRECTORS/TRUSTEES

         Special rules apply to Fund Trustees who are not employees of NACM or NAS ("Non-Employee Trustees"). Specifically, Non-Employee Trustees are NOT subject to the:

               o    3-day blackout period;
               o    prohibition on initial public offerings;
               o    restrictions on private placements;
               o    ban on short-term trading profits;
               o    gift restrictions; or
               o    restriction on service as a director.

         Further, a Non-Employee Trustee is not required to pre-clear personal securities transactions provided he or she did not have knowledge of any current or pending transactions in the Security that have been completed within the last fifteen (15) calendar days immediately preceding the date of the transaction.

         A Non-Employee Trustee is not required to submit quarterly personal securities transaction reports, unless he or she knew, or should have known, in the ordinary course of the fulfillment of his or her official duties as a trustee of one of the Funds, that during the 15-day period immediately preceding or following the date of a transaction in a security by the Non-Employee Trustee that such security was purchased or sold, or was considered for a purchase or sale, by a Fund or by NA for an Advisory Client. Non-Employee Trustees also are not required to submit annual portfolio holdings reports to NA.

         C.       THE ADMINISTRATOR

         Officers of the Fund who are officers or employees of the Fund's Administrator are exempt from all provisions of this Code to the extent that the Administrator has adopted reasonable written policies and procedures regarding personal securities transactions by its employees.

--------------------------------------------------------------------------------
III.     PERSONAL SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

         The firm's policies and procedures set forth in the Code regarding personal investing apply to ALL personal securities transactions by Covered Persons, unless a transaction is in an Exempt Security or the transaction is an Exempt Transaction as defined below.

         A.       COVERED SECURITIES & TRANSACTIONS

         Personal securities transactions subject to the Code include, but are not limited to:

         o equity securities including common and preferred stock, except as otherwise exempted below;

         o    investment and non-investment grade debt securities;

         o investments convertible into, or exchangeable for, stock or debt securities;

         o any derivative instrument relating to any of the above securities, including options, warrants and futures; o any interest in a partnership investment in any of the foregoing; and

         o    shares of closed-end investment companies.

         B.       EXEMPT SECURITIES & TRANSACTIONS

         The Code pre-clearance procedures and reporting requirements do not apply to the following types of securities and transactions, UNLESS SPECIFIED OTHERWISE, which are referred to as "Exempt Securities" and "Exempt Transactions":

         Exempt Securities

         1. Shares of registered open-end mutual funds and money market funds;
         2. Treasury bonds, treasury notes, treasury bills, U.S. Savings Bonds, and other instruments issued by the U.S. government or its agencies or instrumentalities;
         3. Debt instruments issued by a banking institution, such as bankers' acceptances and bank certificates of deposit; (this does not exempt corporate bonds or high yield bonds)
         4. Commercial paper;
         5. Municipal bonds; or
         6. Stock indices; (SEE APPENDIX IV)

         Exempt Transactions

          1. Transactions in an account over which a Covered Person has no direct or indirect influence or control; or in any account held by a Covered Person which is managed on a discretionary basis by a person other than the Covered Person and, with respect to which the Covered Person does not influence or control the transactions;
          2. Transactions that are non-voluntary on the part of the Covered Person (THESE TRANSACTIONS MUST BE REPORTED ON THE MONTHLY REPORT OR "BLUE FORM") (e.g., bond calls, stock splits, spin-offs, etc.);

          3. Purchases that are part of an automatic dividend reinvestment plan. However, your initial purchase into a DRIP program must be pre-cleared with Compliance and reported on your first monthly report after starting the program. If you ever contribute more than the automatic deduction to this plan, you must pre-clear this transaction as if it were a non-exempt transaction;
          4. Purchases as a result of the exercise by a Covered Person of rights issued pro rata to all holders of a class of securities, to the extent that such rights were acquired from the issuer, and the sale of such rights;
          5. Other similar circumstances as determined by the Director of Compliance or General Counsel; or
          6. Transactions in options or futures contracts on commodities, currencies or interest rates.

Additionally, transactions in accounts over which the Covered Person has no beneficial ownership, nor exercises direct or indirect influence or control, may be excluded from the Code (and treated as Exempt Transactions).

IF YOU HAVE ANY QUESTIONS ABOUT WHETHER A PARTICULAR TRANSACTION QUALIFIES AS AN EXEMPT TRANSACTION, CONTACT THE COMPLIANCE DEPARTMENT OR THE GENERAL COUNSEL.

--------------------------------------------------------------------------------
IV.      PROCEDURES FOR TRADING SECURITIES
--------------------------------------------------------------------------------

         Covered Persons wishing to purchase or sell securities for their own accounts must follow certain procedures designed to avoid actual or potential conflicts of interest. These procedures include pre-clearing the transaction, holding the security for at least the required minimum length of time, and adhering to a blackout period around Advisory Client trades. Please note that these procedures DO NOT APPLY TO EXEMPT SECURITIES AND EXEMPT TRANSACTIONS, as described above.

         A.       PRE-CLEARANCE

         As a Covered Person, you must submit an Employee Personal Request (an electronic pre-clearance form), which can be found on the NA intranet site at HOME.NACM.COM UNDER TRADING/MONTHLY REPORTS AND FORMS - CTI ITRADE, prior to the purchase or sale of securities for your own account or any accounts over which you have control or have a beneficial interest. In addition, Investment Personnel must have all transactions approved by the Chief Investment Officer ("CIO") (or investment partner in the CIO's absence). Requests received without the required signature will not be cleared.

         You must submit pre-clearance for all personal securities transactions, unless the transaction qualifies as an Exempt or De Minimis Transaction (described below). All other purchase or sale transactions, including transactions in equity securities of up to 1,000 shares or $10,000 that are NOT listed on a domestic exchange or have market capitalization of LESS THAN $2 BILLION, must be pre-cleared prior to execution.

--------------------------------------------------------------------------------
               TRANSACTIONS IN EQUITY SECURITIES UNDER 1000 SHARES
                   OR $10,000, WITH A MARKET CAPITALIZATION OF
                    OVER $2 BILLION DO NOT NEED PRE-CLEARANCE
--------------------------------------------------------------------------------

         However, if you are buying 500 shares or less, the security is on NYSE or the issuer's market capitalization is over $500 million the trade will be approved even if NA is active in the security.

         NA will treat the pre-clearance process as confidential and will not disclose the information given during the pre-clearance process, except as required by law or for applicable business purposes.

         As a Covered Person, you cannot execute the requested transaction until you receive authorization from the Compliance Department to do so. Pre-clearance requests will be processed by the Compliance Department as quickly as possible. PLEASE REMEMBER THAT PRE-CLEARANCE APPROVAL IS NOT AUTOMATICALLY GRANTED FOR EVERY TRADE.

         Priority Pre-Clearance Window

         Compliance Department personnel will give priority attention to any pre-clearance request submitted prior to 9:00 a.m. In these cases, you will normally receive notification of your pre-clearance approval or denial within 10-15 minutes. Pre-clearance requests submitted after 9:00 a.m. will be processed in as timely a manner as possible, but other Compliance Department duties may delay the response for two (2) hours or more (depending on department priorities) after submission.

         Pre-Clearance Period

         Pre-clearance must be obtained on the date of the proposed transaction. Pre-clearance approval for domestic Personal Securities Transactions effected through a broker-dealer is the day it is pre-cleared up until the "market open" the next business day (6:30 a.m. PT, except holidays) after the day that pre-clearance was obtained.

--------------------------------------------------------------------------------

   IF YOU DECIDE NOT TO EXECUTE THE TRANSACTION ON THE DAY YOUR PRE-CLEARANCE APPROVAL IS GIVEN, OR YOUR ENTIRE TRADE IS NOT EXECUTED, YOU MUST REQUEST
      PRE-CLEARANCE AGAIN AT SUCH TIME AS YOU DECIDE TO EXECUTE THE TRADE

--------------------------------------------------------------------------------


         Pre-clearance approval is valid only for the particular security and quantity indicated on the Form. For example, if you wish to increase the size of the transaction, you must submit a new pre-clearance request and receive a new pre-clearance approval. However, you may decrease the size of the transaction without obtaining new authorization, but should inform Compliance if this is done.

         Failure to obtain pre-clearance for a personal securities transaction is a serious breach of NA's Code. If you fail to obtain pre-clearance approval for your personal securities transaction, you will be subject to disciplinary action, up to and including termination of employment. You may also be required to cancel the trade and bear any losses that occur. You may also be required to disgorge any profits realized on the unauthorized trade and donate them to a charity designated by NA (see below).

         B.       VIOLATIONS

                  1.       MONTHLY REPORTING VIOLATIONS

         You must complete your Personal Security Transaction and Gift Report ("Blueform") via the intranet site by the end of the 10th day of each month, regardless of whether you had any trading or gift activity for that month.

--------------------------------------------------------------------------------
                          YOU MUST SUBMIT YOUR BLUEFORM
                           BY THE 10TH OF EVERY MONTH
--------------------------------------------------------------------------------

         The Executive Committee member with oversight of your department may grant exceptions to this requirement for legitimate business or personal reasons. However, you should make every reasonable effort to submit your report in a timely manner.

-------------------------------------------------------------------------------
IF YOU FAIL TO REMIT YOUR BLUEFORM ON TIME, YOU WILL BE FINED $50 FOR THE FIRST
           DAY LATE & $10 FOR EACH ADDITIONAL DAY THE REPORT IS LATE.
-------------------------------------------------------------------------------

                  2.       TRADING VIOLATIONS

         Any trading-related violation of this Code, including failure to properly pre-clear a non-exempt personal trade, etc., will incur the following sanctions, IN ADDITION TO disgorging any profits on personal trades that conflict with NA client transactions:

--------------------------------------------------------------------------------
         FIRST VIOLATION
--------------------------------------------------------------------------------
         o    A fine of 0.5% of base salary up to $500;
         o Meet with Department Head and the Director of Compliance to discuss and re-sign the Code of Ethics.

--------------------------------------------------------------------------------
         SECOND VIOLATION (WITHIN 12 MONTHS)
--------------------------------------------------------------------------------
         o    A fine of 1% of base salary up to $1,000;

         o Meet with Department Head and the Director of Compliance to discuss and re-sign the Code of Ethics;

         o    Written warning to personnel file;

--------------------------------------------------------------------------------
         THIRD VIOLATION (WITHIN 12 MONTHS)
--------------------------------------------------------------------------------
         o    A fine of 2% of base salary up to $2,000;

         o Meet with Department Head and the Director of Compliance to discuss and re-sign the Code of Ethics;

         o    Written warning to personnel file;

         o Prohibition from trading personally for a specific period of time (e.g., 6 months to 1 year) except to close out current positions;

         o    May result in termination of employment with NA.

All fines will be paid to a charity of NA's choice: currently the
-----------------------------------------------------------------
United Way. Checks will be submitted to Compliance and forwarded to
-------------------------------------------------------------------
the selected charity.
---------------------


         C.       HOLDING PERIOD RESTRICTION

         As a general principle, personal securities transactions must be for investment purposes and not for the purposes of generating short-term profits. Any profits realized on a sale of a security held less than 60 days will be disgorged, with a check written to a charity of NA's choice, currently the United Way. Checks will be submitted to Compliance and forwarded to the selected charity. You may, however, sell a security held less than 60 days if the security is being sold for no profit.

         This holding period restriction does not apply to Exempt Securities or Exempt Transactions. NA's Director of Compliance or General Counsel may also grant exceptions to this prohibition in limited circumstances (e.g., bankruptcy, eviction, personal health emergency, etc.) upon prior written request.

--------------------------------------------------------------------------------
                 YOU MAY NOT SELL A SECURITY ACQUIRED WITHIN THE
                   PREVIOUS 60 DAYS, UNLESS SELLING AT A LOSS
--------------------------------------------------------------------------------

         D.       BLACKOUT PERIOD

         As a Covered Person, you may not buy or sell equity securities for your personal accounts if:

         o NA has engaged in a transaction in the same or an equivalent security for an Advisory Client account within the last three (3) days, or
         o    the security is on the NA trading blotter or proposed blotter.

In the event you effect a prohibited personal securities transaction within 3 business days before or after an Advisory Client account transaction in the same or equivalent security, you will be required to close out your position in the security and disgorge any profit realized from the transaction to a charity designated by NA. However, if you properly obtained pre-clearance for a transaction and an Advisory Client account subsequently transacted in the same security within 3 days of your transaction, this will not normally result in required disgorgement, unless otherwise determined by NA's Director of Compliance or General Counsel.

The blackout period does not apply to transactions that qualify as Exempt Securities or Exempt Transactions.

E.       DE MINIMIS TRANSACTIONS

         You are NOT required to pre-clear certain de minimis transactions that meet the following criteria. However, you must report these transactions on your monthly Blue Form:

                  EQUITY SECURITIES

                  Any purchase or sale transaction of up to 1,000 shares or $10,000 DAILY in a NYSE-listed security or any security listed on another domestic exchange (including NASDAQ) with a market capitalization of at least $2 billion.

              DEBT SECURITIES

              Any purchase or sale transaction of up to 100 units ($100,000 principal amount) in an issuer with a market capitalization of at least $2 billion.

--------------------------------------------------------------------------------
                   ALL DE MINIMIS TRANSACTIONS ARE SUBJECT TO
                         THE HOLDING PERIOD RESTRICTION
--------------------------------------------------------------------------------

         F.       INITIAL PUBLIC OFFERINGS ("IPOS") & PRIVATE PLACEMENTS

         As a Covered Person, you may not engage in a personal securities transaction in any security in a private placement or IPO without prior written approval of NA's Director of Compliance or its General Counsel. In considering such approval, the Director of Compliance or General Counsel will take into account, among other factors, whether the investment opportunity is available to and/or should be reserved for an Advisory Client account, and whether the opportunity is being offered to the Covered Person by virtue of his or her position.

         If you are approved to engage in a personal securities transaction in a private placement or IPO, you must disclose that investment if you play a part directly or indirectly in subsequent investment considerations of the security for an Advisory Client account. In such circumstances, NA's decision to purchase or sell securities of the issuer shall be subject to an independent review by an NA Employee with no personal interest in the issuer. In addition, you may also be required to refrain from trading the security.

         G.       FRONT-RUNNING

         As a Covered Person, you may not front-run an order or recommendation, even if you are not handling the order or the recommendation (and even if the order or recommendation is for someone other than the Covered Person). Front-running consists of executing a transaction based on the knowledge of the forthcoming transaction or recommendation in the same or an underlying security, or other related securities, within three
         (3) business days preceding a transaction on behalf of an Advisory Client.

         H.       INSIDE INFORMATION

         As a Covered Person, you may not use material, non-public information about any issuer of securities, whether or not such securities are held in the portfolios of Advisory Clients or suitable for inclusion in such portfolios, for personal gain or on behalf of an Advisory Client. If you believe you are in possession of such information, you must contact NA's Director of Compliance immediately to discuss the information and the circumstances surrounding its receipt. This prohibition does not prevent a Covered Person from contacting officers and employees of issuers or other investment professionals in seeking information about issuers that is publicly available. (REFER TO NA'S INSIDER TRADING POLICY ATTACHED APPENDIX I FOR MORE INFORMATION.)

--------------------------------------------------------------------------------
                 AS A COVERED PERSON, YOU MAY NOT USE MATERIAL,
              NON-PUBLIC INFORMATION ABOUT ANY ISSUER OF SECURITIES
--------------------------------------------------------------------------------

         IF YOU HAVE ANY REGARDING PERSONAL TRADING, CONTACT THE COMPLIANCE DEPARTMENT OR THE GENERAL COUNSEL.

--------------------------------------------------------------------------------
V.       REPORTS & CERTIFICATIONS REGARDING PERSONAL SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

         A.       PERSONAL HOLDINGS REPORTS

         In order to address potential conflicts of interest that can arise when a Covered Person acquires or disposes of a security, and to help ensure compliance with the Code, as a Covered Person, you must submit a Personal Holdings Report at the time of commencement of employment with NACM or NAS and annually thereafter with a list of all securities holdings in which you have a beneficial interest (other than interests in Exempt Securities).

--------------------------------------------------------------------------------
                  YOU MUST SUBMIT A COMPLETE PERSONAL HOLDINGS
                           REPORT UPON COMMENCEMENT OF
                        EMPLOYMENT & ANNUALLY THEREAFTER
--------------------------------------------------------------------------------

         B.       MONTHLY TRANSACTION & GIFT REPORTS

         As a Covered Person, you must file a Monthly Securities Transaction and Gift Report ("Blueform") with Compliance by the 10th day of each month for the previous month (e.g., a September Blue Form would be due by the 10th of October). If you did not execute any securities transactions during the applicable month, you must still submit a Blue Form indicating that fact. You file these Reports electronically on the NA Intranet site at HTTP://HOME.NACM.COM/COMPLIANCE. The Compliance Department receives all Report confirmations via email and stores them in a master database that is archived annually to CD ROM.

         Your Report must contain the following information with respect to each reportable personal securities transaction. All fields must be completed in order for your report to be successfully filed:

         o    Date of transaction;
         o Nature of the transaction (purchase, sale or any other type of acquisition or disposition);
         o    Security name;
         o    Security symbol or CUSIP;
         o    Number of shares/par;
         o Principal amount of each security and/or the price at which the transaction was effected; and
         o Name of the broker, dealer or bank with or through whom the transaction was effected.

         Monthly Reports may contain a statement that the report is not to be construed as an admission that the person filing the report has or had any direct or indirect beneficial interest in any security described in the report.

         C.       DUPLICATE BROKERAGE STATEMENTS & CONFIRMATIONS

         To assist NA in monitoring compliance with the Code, as a Covered Person, you must instruct each broker-dealer with whom you maintain an account to send duplicate copies of all transaction confirmations and statements directly to NA's Compliance Department. This requirement does not apply to accounts that are exclusively hold Exempt Securities or are held at a mutual fund company.

         D.       CERTIFICATION OF COMPLIANCE

         As a newly hired Employee, you must certify that you have read, understand and will comply with the Code.

         As a continuing Employee, you must annually certify that you have read, understand, have complied, and will continue to comply, with the Code.

--------------------------------------------------------------------------------
VI.      POTENTIAL CONFLICT OF INTEREST ISSUES
--------------------------------------------------------------------------------

         Certain activities, while not directly involving personal trading issues, nonetheless raise similar potential conflict of interest issues and are appropriate for inclusion in the Code. These monitored activities are as follows:

         A.       SERVICE ON BOARDS OF OTHER COMPANIES

         As a Covered Person, you are prohibited from serving on the board of directors of any publicly traded company or organization. In addition, if you wish to serve on the board of directors of a privately held "for profit" company, you must first obtain prior written approval from NA's Director of Compliance or General Counsel. It is not necessary to obtain approval to serve on the board of directors of entities such as schools, churches, industry organizations or associations, or similar non-profit boards.

         B.       GIFTS

         As a Covered Person, you may not seek any gift, favor, gratuity, or preferential treatment from any person or entity that:

         o    does business with or on behalf of NA;

         o is or may appear to be connected with any present or future business dealings between NA and that person or organization; or

         o    may create or appear to create a conflict of interest.

         You may only accept gifts offered as a courtesy. You must report on your monthly Blueform all gifts, favors or gratuities valued at $25 MORE (EXCEPT MEALS VALUED AT LESS THAN $50). Non-Employee Trustees only need to report gifts if values in excess of $100 and the gift is given in connection with the Trustee's affiliation with the NA.

         C.       GIFT PRE-CLEARANCE

         You must submit a gift pre-clearance form and obtain prior written approval for all gifts with a fair market value in excess of $100. Fair market value applies to the value of the total gift (e.g., if you receive 4 tickets valued at $55 a piece, this is considered a gift in valued over $100 and must be pre-cleared). You must make every reasonable effort to obtain approval from your direct supervisor and the Compliance Department PRIOR to accepting anything of value over $100. In the event that pre-approval is not possible, you must make disclosure as soon as possible after the gift/event, in any event, no later than on your next Blue Form.

         A gift may be denied or required to be returned or reimbursed if you receive an excessive number of gifts, especially if received from a single source or if the total dollar value of gifts received during a single year is deemed excessive.

         D.       GIFT VIOLATIONS

         In the event you fail to properly disclose and/or pre-clear these items, the Management Committee will require the employee personally to either donate the fair market value of the item (or the item itself) to charity or directly reimburse the person or entity responsible for giving the item.

         As a Covered Person, you may not offer any gifts, favors or gratuities that could be viewed as influencing decision-making or otherwise could be considered as creating a conflict of interest on the part of the recipient.

         You must never give or receive gifts or entertainment that would be controversial to either you or NA, if the information was made public. You should be aware that certain NA clients might also place restrictions on gifts you may give to their employees.

--------------------------------------------------------------------------------
VII.     VIOLATIONS OF THE CODE
--------------------------------------------------------------------------------

         A violation of this Code is subject to the imposition of such sanctions as may be deemed appropriate under the circumstances to achieve the purposes of this Code. NA's Director of Compliance and the Executive Committee will determine sanctions for violations of the Code. Such sanctions may include those previously described, as well as others deemed appropriate.

         Sanctions for a material violation (i.e., one that involves an actual conflict or appearance of impropriety) of this Code by a Trustee of the Funds will be determined by a majority vote of that Fund's Disinterested Trustees.

         IF YOU HAVE ANY QUESTIONS ABOUT ANY ASPECT OF THE CODE, CONTACT THE DIRECTOR OF COMPLIANCE.

--------------------------------------------------------------------------------
VIII.    ANNUAL BOARD REVIEW
--------------------------------------------------------------------------------

         The NA management annually prepares a report to the Funds' boards summarizing existing procedures concerning personal trading (including any changes in the Code), highlights material violations of the Code requiring significant corrective action and identifies any recommended changes to the Code.

--------------------------------------------------------------------------------
IX.      ADMINISTRATION & CONSTRUCTION
--------------------------------------------------------------------------------

NA's Director of Compliance serves as the "Administrator" of this Code. The Administrator's duties include:

         o    Maintenance of a current list of Covered Persons;
         o Providing all Employees with a copy of the Code and periodically informing them of their duties and obligations under the Code;
         o Supervising the implementation and enforcement of the terms of the Code;
         o Maintaining or supervising the maintenance of all records and reports required by the Code;
         o Preparing a list of all transactions effected by any Covered Person during the three (3) day blackout period;
         o Determining whether any particular securities transactions should be exempted pursuant to the provisions of Section III of the Code;
         o Issuing, either personally or with the assistance of counsel, any interpretation of the Code which would be consistent with the objectives of the Code;
         o Conducting inspections or investigations reasonably required to detect and report material violations of the Code and provide recommendations relative to these violations to NA's Management Committee, or the Board of Trustees of a Fund or any Committee appointed by them to deal with such information;
         o Submitting a quarterly report to the Trustees of each Fund containing a description of any material violation and action taken and any other significant information concerning administration of the Code; and
         o Regular reporting on Code compliance to the Executive Committee and General Counsel.

--------------------------------------------------------------------------------
X.       AMENDMENTS & MODIFICATIONS
--------------------------------------------------------------------------------

         This Code may be amended or modified as deemed necessary by the officers of the Funds, with the advice of Fund counsel, provided such amendments or modifications shall be submitted to the Board of Trustees of the Funds for ratification and approval at the next available meeting. This version of the Code has been amended taking into account the recent amendments to Rule 17j-1 under the Investment Company Act of 1940. This Code is effective as of March 20, 2000 to be ratified by the Board of Trustees of the Funds at its next regularly scheduled meeting.

--------------------------------------------------------------------------------
                                   APPENDIX I
--------------------------------------------------------------------------------


                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                          NICHOLAS-APPLEGATE SECURITIES
                  POLICIES AND PROCEDURES CONCERNING THE MISUSE
                       OF MATERIAL NON-PUBLIC INFORMATION
                               ("INSIDER TRADING")

Every employee of Nicholas-Applegate Capital Management, a California Limited Partnership ("NA") must read and retain a copy of these Policies and Procedures. Any questions regarding the Policies and Procedures described herein should be referred to NA's Compliance Department ("Compliance").

--------------------------------------------------------------------------------
SECTION I.        POLICY STATEMENT ON INSIDER TRADING ("POLICY STATEMENT")
--------------------------------------------------------------------------------

         NA's Policy Statement applies to every Employee and extends to activities both within and outside the scope of their duties at NA. NA forbids any Employee from engaging in any activities that would be considered "insider trading."

         The term "insider trading" is not defined in the federal securities laws, but generally is understood to prohibit the following activities:

         o Trading by an insider, while in possession of material non-public information;
         o Trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated;
         o Recommending the purchase or sale of securities while in possession of material non-public information; or
         o Communicating material non-public information to others (i.e., "tipping").

         The elements of insider trading and the penalties for such unlawful conduct are discussed below. If you have any questions regarding this Policy Statement you should consult the Compliance Department.

         WHO IS AN INSIDER?

         The concept of "insider" is broad and it includes officers, partners and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and, as a result, is given access to information solely for the company's purposes. A temporary insider can include, among others, company attorneys, accountants, consultants, bank lending officers, and the employees of these organizations. In addition, NA and its Employees may become temporary insiders of a company that NA advises or for which NA performs other services. According to the U.S. Supreme Court, before an outsider will be considered a temporary insider for these purposes, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must, at least, imply such a duty.

         WHAT IS MATERIAL INFORMATION?

         Trading, tipping, or recommending securities transactions while in possession of inside information is not an actionable activity unless the information is "material." Generally, information is considered material if: (i) there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions or (ii) it is reasonably certain to have a substantial effect on the price of a company's securities. Information that should be considered material includes, but is not limited to:

         o    dividend changes;
         o    earnings estimates;
         o    changes in previously released earnings estimates;
         o    a joint venture;
         o    the borrowing of significant funds;
         o a major labor dispute, merger or acquisition proposals or agreements;
         o    major litigation;
         o    liquidation problems; and
         o    extraordinary management developments.

         For information to be considered material, it need not be so important that it would have changed an investor's decision to purchase or sell particular securities; rather it is enough that it is the type of information on which reasonable investors rely in making purchase or sale decisions. The materiality of information relating to the possible occurrence of any future event would depend on the likelihood that the event will occur and its significance if it did occur.

         Material information does not have to relate to a company's business. For example, in U.S. v. Carpenter, 791 F.2d 1024 (2d Cir. 1986), aff'd, 484 U.S. 19 (1987) (affirmed without opinion by an evenly divided court with respect to the charge of insider trading, based on the "misappropriation" theory), the court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a Wall Street Journal reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Journal and whether those reports would be favorable or not.

         WHAT IS NON-PUBLIC INFORMATION?

         All information is considered non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public. Information in bulletins and research reports disseminated by brokerage firms are also generally considered to be public information.

         BASIS FOR LIABILITY

         In order to be found liable for insider trading, one must either (i) have a fiduciary relationship with the other party to the transaction and have breached the fiduciary duty owed to that other party, or (ii) have misappropriated material non-public information from another person.

                  FIDUCIARY DUTY THEORY

                  Insider trading liability may be imposed on the theory that the insider breached a fiduciary duty to a company. In 1980, the U.S. Supreme Court held that there is no general duty to disclose before trading on material non-public information, and that such a duty arises only where there is a fiduciary relationship. That is, there must be an existing relationship between the parties to the transaction such that one party has a right to expect that the other party would either (a) disclose any material non-public information, if appropriate or permitted to do so, or (b) refrain from trading on such material non-public information. Chiarella v. U.S., 445 U.S. 222 (1980).

                  In Dirks v. SEC, 463 U.S. 646 (1983), the U.S. Supreme Court stated alternative theories under which non-insiders can acquire the fiduciary duties of insiders: (a) they can enter into a confidential relationship with the company through which they gain the information (e.g., attorneys, accountants, etc.), or (b) they can acquire a fiduciary duty to the company's shareholders as "tippees" if they were aware, or should have been aware, that they had been given confidential information by an insider that violated his or her fiduciary duty to the company's shareholders by providing such information to an outsider.

                  However, in the "tippee" situation, a breach of duty occurs only where the insider personally benefits, directly or indirectly, from the disclosure. Such benefit does not have to be pecuniary, and can be a gift, a reputational benefit that will translate into future earnings, or even evidence of a relationship that suggests a quid pro quo.

                  MISAPPROPRIATION THEORY

                  Another basis for insider trading liability is the "misappropriation" theory. Under the misappropriation theory, liability is established when trading occurs as a result of, or based upon, material non-public information that was stolen or misappropriated from any other person. In U.S. v. Carpenter, supra, the court held that a columnist for The Wall Street Journal had defrauded the Journal when he obtained information that was to appear in the Journal and used such information for trading in the securities markets. The court held that the columnist's misappropriation of information from his employer was sufficient to give rise to a duty to disclose such information or abstain from trading thereon, even though the columnist owed no direct fiduciary duty to the issuers of the securities described in the column or to purchasers or sellers of such securities in the marketplace. Similarly, if information is given to an analyst on a confidential basis and the analyst uses that information for trading purposes, liability could arise under the misappropriation theory.

         PENALTIES FOR INSIDER TRADING

         Penalties for trading on, or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she did not personally benefit from the violation. Penalties include:

         o    Civil injunctions;
         o Criminal penalties for individuals of up to $1 million and for "non-natural persons" of up to $2.5 million plus, for individuals, a maximum jail term from five to ten years;
         o    Private rights of actions for disgorgement of profits;
         o Civil penalties for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited;
         o Civil penalties for the employer or other controlling person of up to the greater of $1 million per violation or three times the amount of the profit gained or loss avoided, as a result of each violation; and
         o A permanent bar, pursuant to the SEC's administrative jurisdiction, from association with any broker, dealer, investment company, investment adviser, or municipal securities dealer.

         In addition, any violation of this Policy Statement can be expected to result in serious sanctions by NA, including dismissal of the persons involved.


-------------------------------------------------------------------------------
SECTION II.  PROCEDURES TO IMPLEMENT NA'S POLICY STATEMENT
-------------------------------------------------------------------------------

         The following procedures have been established to aid NA's Employees in avoiding insider trading, and to aid NA in preventing, detecting and imposing sanctions against insider trading. Every Employee of NA must follow these procedures or risk serious sanctions, as described above. If you have any questions about these procedures you should consult with the Director of Compliance.

         IDENTIFYING INSIDER INFORMATION

         Before trading for yourself or others, including for any client accounts managed by NA, in the securities of a company about which you may have potential insider information, or revealing such information to others or making a recommendation based on such information, you should ask yourself the following questions.

         o    Is the information material?
         o Is this information that an investor would consider important in making an investment decision?
         o Is this information that would substantially affect the market price of the securities if generally disclosed?
         o    Is the information non-public?
         o    To whom has this information been provided?

o Has the information been effectively communicated to the marketplace by being published in The Wall Street Journal or other publications of general circulation, or has it otherwise been made available to the public?

         If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information may be material and non-public, you should take the following steps.

               o Report the matter immediately to Compliance and disclose all information that you believe may bear on the issue of whether the information you have is material and non-public;

               o Refrain from purchasing or selling securities with respect to such information on behalf of yourself or others, including for client accounts managed by NA; and

               o Refrain from communicating the information inside or outside NA, other than to Compliance.

         After Compliance has reviewed the issue, you will be instructed to continue the prohibitions against trading, tipping, or communication, or you will be allowed to trade and communicate the information. In appropriate circumstances, our Director of Compliance will consult with our General Counsel as to the appropriate course of action.

         PERSONAL SECURITIES TRADING

         All Employees of NA must adhere to NA's Code of Ethics and Conduct ("Code") with respect to:

               o    securities transactions effected for their own account,

               o accounts over which they have a direct or indirect beneficial interest, and

               o accounts over which they exercise any direct or indirect influence.

Please refer to NA's Code as necessary. In accordance with the Code, Employees are required to obtain prior written approval from Compliance for all personal securities transactions (unless otherwise exempt under the Code) and to submit to Compliance a Monthly Securities Transaction and Gift Report ("Blueform") concerning all equity securities transactions as required by NA's Code.

         RESTRICTING ACCESS TO MATERIAL NON-PUBLIC INFORMATION

         Information in your possession that you identify, or that has been identified to you as material and non-public, must not be communicated to anyone, except as provided above. In addition, you should make certain that such information is secure. For example, files containing material non-public information should be sealed and inaccessible and access to computer files containing material non-public information should be restricted by means of a password or other similar restriction.

         RESOLVING ISSUES CONCERNING INSIDER TRADING

         If, after consideration of the items set forth above, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, please discuss such matters with our Director of Compliance before trading or communicating the information in question to anyone.

         SUPERVISORY PROCEDURES

         NA's Compliance Department is critical to the implementation and maintenance of these Policies and Procedures against insider trading. The supervisory procedures set forth below are designed to detect and prevent insider trading.

                  PREVENTION OF INSIDER TRADING

                  In addition to the pre-approval and monthly reporting procedures specified in the Code concerning personal securities transactions, the following measures have been implemented to prevent insider trading by NA's Employees.

                  1. All Employees of NA will be provided with a copy of these
                     Policies and Procedures regarding insider trading.
                  2. Compliance will, as deemed necessary, conduct educational seminars to familiarize Employees with NA's Policies and Procedures. Such educational seminars will target, in particular, persons in sensitive areas of NA who may receive inside information more often than others;
                  3. Compliance will answer questions regarding NA's Policies and Procedures;
                  4. Compliance will resolve issues of whether information
                     received by an Employee of NA is material and non-public;
                  5. Compliance will review these Policies and Procedures on a regular basis and update as necessary;
                  6. Whenever it has been determined that an Employee of NA has possession of material non-public information, Compliance will (i) implement measures to prevent dissemination of such information, and (ii) restrict Employees from trading in the securities by placing such securities on NA's Restricted List; and
                  7. Upon the request of any Employee, Compliance will review and any requests for clearance to trade in specified securities and either approve or disapprove.

                  DETECTION OF INSIDER TRADING

                  To detect insider trading, Compliance will:

                  1. Review the personal securities transaction reports filed by each Employee, including subsequent monthly review of all personal securities transactions;

                  2. Review the trading activity of client accounts managed by
                     NA;

                  3. Review the trading activity of NA's own accounts, if any;
                     and

                  4. Coordinate the review of such reports with other
                     appropriate Employees of NA when Compliance has reason to believe inside information has been provided to certain Employees.

                  REPORTS TO MANAGEMENT

                  Promptly upon learning of a potential violation of NA's Policies and Procedures, Compliance will prepare a confidential written report to management, providing full details and recommendations for further action. In addition, Compliance will prepare reports to management, when appropriate, setting forth:

                  1. A summary of existing procedures to prevent and detect
                     insider trading;
                  2. Full details of any investigation, either internal or by a regulatory agency, of any suspected insider trading and the results of such investigation;
                  3. An evaluation of the current procedures and any
                     recommendations for improvement; and
                  4. A description of NA's continuing education program
                     regarding insider trading, including the dates of any seminars since the last report to management.

                  In response to such report, management will determine whether any changes to the Policies and Procedures might be appropriate.

--------------------------------------------------------------------------------
                                   APPENDIX II
--------------------------------------------------------------------------------


                        EXAMPLES OF BENEFICIAL OWNERSHIP

>> Securities held by an Access Person for their own benefit, regardless of the form in which held;

>> Securities held by others for an Access Person's benefit, such as securities held by custodians, brokers, relatives, executors or administrators;

>>   Securities held by a pledgee for an Access Person's account;

>> Securities held by a trust in which an Access Person has an income or remainder interest, unless the Access Person's only interest is to receive principal (a) if some other remainderman dies before distribution or (b) if some other person can direct by will a distribution of trust property or income to the Access Person;

>> Securities held by an Access Person as trustee or co-trustee, where the Access Person or any member of their immediate family (i.e., spouse, children or their descendants, stepchildren, parents and their ancestors, and stepparents, in each case treating a legal adoption as a blood relationship) has an income or remainder interest in the trust;

>> Securities held by a trust of which the Access Person is the settlor, if the Access Person has the power to revoke the trust without obtaining the consent of all the beneficiaries;

>> Securities held by a general or limited partnership in which an Access Person is either the general partner of such partnership or a controlling partner of such entity (e.g., Access Person owns more than 25% of the partnership's general or limited partnership interests);

>> Securities held by a personal holding company controlled by an Access Person alone or jointly with others;

>> Securities held in the name of an Access Person's spouse - unless legally separated or divorced;

>> Securities held in the name of minor children of an Access Person or in the name of any relative of an Access Person or of their spouse (including an adult child) who is presently sharing the Access Person's home;

>> Securities held in the name of any person other than an Access Person and those listed in above, if by reason of any contract, understanding, relationship, agreement, or other arrangement the Access Person obtains benefits equivalent to those of ownership; and

>> Securities held in the name of any person other than an Access Person , even though the Access Person does not obtain benefits equivalent to those of ownership (as described above), if the Access Person can vest or re-vest title in himself.

-------------------------------------------------------------------------------
                                  APPENDIX III
-------------------------------------------------------------------------------



                              QUICK REFERENCE GUIDE

---------------------------------------- ----------------- ----------------- ---------- ----------- ---------------- ---------------
                DESCRIPTION                  PRE- CLEAR          REPORT      BLACK-OUT    HOLDING     TRADING FINE     DISGORGEMENT
                                                             ("Blue Form")    PERIOD      PERIOD         APPLIES        REQUIRED
----------------------------------------- ----------------- --------------- ------------ ----------- ---------------- --------------
EXEMPT SECURITIES:                               NO                NO               NO         NO             N/A               N/A
Open-end mutual funds, US Gov't securities,
BAs, CDs, CP, Municipal bonds and certain
stock indices

--------------------------------------------- ------------ ----------------- ------------ ----------- ---------------- -------------
EXEMPT TRANSACTIONS:
No control or influence, non-voluntary,
automatic dividend reinvestment plan,
exercise of pro-rata rights issue, options       NO                NO               NO         NO             N/A               N/A
or futures on commodities, currencies or
interest rates

--------------------------------------------- ------------ ----------------- ------------ ----------- ---------------- -------------
DE MINIMIS TRANSACTIONS:
<= 1,000 shares or <= $10,000 and listed on
any domestic exchange, including NASDAQ,         NO               YES               NO         YES            YES               YES
and market cap >= $2 billion (daily limit)

--------------------------------------------- ------------ ----------------- ------------ ----------- ---------------- -------------
<= 500 shares and listed on any domestic        YES               YES               NO         YES            YES               YES
exchange, including NASDAQ, market cap
>= $500 million
--------------------------------------------- ------------ ----------------- ------------ ----------- ---------------- -------------

NOTE: This information is provided as a summary only. You are responsible to ensure your personal securities trading complies with the Code. Please refer to the Code for further details. If you have any questions, please contact Compliance.


                                      III-1

--------------------------------------------------------------------------------
                                   APPENDIX IV
--------------------------------------------------------------------------------



                                 EXEMPT INDICES

--------------------------------------------------------------------------------

The following are exempt from the 60-DAY MINIMUM hold rule and are exempt from pre-clearance:

o        S&P 500 Index
o        S&P 100 Index
o        S&P Mid Cap Index (400 Issues)
o        S&P Small Cap Index (600 Issues)
o        NASDAQ 100 Index
o        Russell 2000 Index
o        Wilshire Small Cap Index (250 Issues)
o        EUROTOP 100 Index
o        Financial Times Stock Exchange (FT-SE) 100 Index
o        Japan Index (210 Issues)
o        NYSE Composite Index (2400 Issues)
o        PHLX National OTC Index (100 Issues)
o        Standard & Poor's Depository Receipts (SPDRs)
o        Standard & Poor's Mid Cap 400 Depository Receipts (Mid Cap SPDRs)
o        Gold/Silver Index Options
o        World Equity Benchmark Shares (WEBS)
o        JP Morgan Commodity Indexed Preferred Securities, Series A (Symbol JPO)
o        Dow Jones Industrials Diamonds (DIA)
o        NASDAQ 100 Shares (QQQ)

The Director of Compliance may approve any other Index on a case-by-case basis. If you have any questions regarding the above, please contact the Compliance Department.

--------------------------------------------------------------------------------
                                   APPENDIX V
--------------------------------------------------------------------------------


================================================================================
                                   NEW HIRES:

PLEASE COMPLETE, SIGN & RETURN THE FOLLOWING 6 PAGES TO THE COMPLIANCE DEPARTMENT WITHIN 5 DAYS OF YOUR DATE OF HIRE

                  YOU ARE NOT PERMITTED TO EXECUTE ANY PERSONAL
                   TRADES UNTIL THESE CERTIFICATES ARE FILED.

                   ANNUAL RECERTIFICATION (PRESENT EMPLOYEES):


YOU ARE REQUIRED TO COMPLETE, SIGN & RETURN THE FOLLOWING 6 PAGES TO THE COMPLIANCE DEPARTMENT BY THE ANNUAL DUE DATE (STATED IN RENEWAL PACKET). IF IT IS RECEIVED AFTER THAT DATE YOU WILL INCUR A FINE AS FOLLOWS - $50 FOR THE FIRST DAY LATE & $10 EVERY DAY AFTER THAT.


ALL FINES ARE WRITTEN & SENT TO THE UNITED WAY.


              YOU WILL ALSO BE RESTRICTED FROM TRADING UNTIL THESE
             CERTIFICATES ARE RECEIVED IN COMPLIANCE (ONLY IF LATE).
                                    THANK YOU
================================================================================

--------------------------------------------------------------------------------
                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                          NICHOLAS-APPLEGATE SECURITIES
                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT


                            CERTIFICATE OF COMPLIANCE

-----------------------------------
NAME (PLEASE PRINT)

This is to certify that the Code of Ethics and Conduct ("Code"), updated as of March 2000, is available for my review on the intranet site (home.nacm.com) for the year 2000. I have read and understand the Code. I certify that I will comply with these policies and procedures during the course of my employment by NACM or NAS. Moreover, I agree to promptly report to the Director of Compliance any violation, or possible violation of this Code, of which I become aware.

I understand that a violation of this Code will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.

------------------------------------
SIGNATURE

------------------------------------
DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                          NICHOLAS-APPLEGATE SECURITIES
                             INSIDER TRADING POLICY
                                  {APPENDIX I}

                            CERTIFICATE OF COMPLIANCE



------------------------------------
NAME (PLEASE PRINT)

This is to certify that I have read and understand the policies and procedures of NA's Insider Trading Policy (the "Policy"), updated as of March 2000, and available for my review on the intranet site (home.nacm.com) for the year 2000. I certify that I will comply with these policies and procedures during the course of my employment with NA. Moreover, I agree to promptly report to the Director of Compliance any violation, or possible violation, of the Policy of which I became aware.

I understand that violation of the Policy will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.



------------------------------------
SIGNATURE


------------------------------------
DATE
--------------------------------------------------------------------------------

                          NICHOLAS-APPLEGATE SECURITIES
                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                       PRIVATE SECURITIES TRANSACTION FORM
--------------------------------------------------------------------------------

NASD Conduct Rule 3040 (for summary of this rule, see below) requires registered representatives to obtain prior written permission in order to participate in a private securities transaction. The Nicholas-Applegate Code of Ethics also requires all other employees to obtain prior written permission for all private securities transactions.

     You need prior written consent of the member (Nicholas-Applegate) to participate in the following activities:

     |X| Create your own limited partnership;
     |X| Sell any securities for another firm;
     |X| Personally indemnify a customer pledging securities as collateral for a loan;
     |X| Collect a finders fee for introducing two parties in the sale of a corporation;
     |X| Privately sell shares of a personally held corporation and interests in a limited partnership.

A "private security transaction" does NOT INCLUDE trading LISTED SECURITIES for your own account (although you of course must follow our Code of Ethics on these transactions). The SEC views the rule as an important protection for broker-dealers against investor claims and protects customers by ensuring proper supervision of a broker's sales efforts.

Check all that apply:
--------------------------------------------------------------------------------

__ I understand that I must have authorization from Nicholas-Applegate prior to entering into any private securities transaction while employed at Nicholas-Applegate.

__       I HAVE NOT engaged in any private securities activities.

__ I HAVE NOT received any compensation for any private securities activities.

__ Yes, I do presently engage in private securities activity (-ies), details of which are listed below and/or attached.

         -----------------------------------------------------------------------
Print Name:       ______________________________________________________________
Signature:        ______________________________________________________________
Date:             ______________________________________________________________


------------------------------------------------------------------------- -- ---
FOR COMPLIANCE USE ONLY:

Permission from Compliance has been    /  / Granted     /  /Denied

for this employee to participate in the private securities transaction outlined above.

Compliance Approval by:_______________________________________  Date:__________
                             (Signature/Print)
NAS Principal:_________________________________________________ Date: _________
                             (Signature/Print)

                          NICHOLAS-APPLEGATE SECURITIES
                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                        OUTSIDE BUSINESS ACTIVITIES FORM
--------------------------------------------------------------------------------

NASD Conduct Rule 3030 requires registered representatives to obtain prior written permission to have any outside employed or to receive any employment compensation other than from their broker-dealer. The Nicholas-Applegate Code of Ethics also requires all other employees to notify the Compliance Department prior to accepting certain outside employment.

Check or circle all that apply:
--------------------------------------------------------------------------------
                             1) Non-Registered Reps

         A OR B I understand that I must provide written documentation to Nicholas-Applegate Capital Management prior to accepting any outside employment with a) a public company OR b) any non-public entity (including any church, not-for-profit organization or college/university) where I am IN AN INVESTMENT RELATED POSITION, while I am employed by them.

         __ I have accepted employment with the following PUBLIC COMPANY/NON-PUBLIC COMPANY INV. POSITION:

                  --------------------------------------------------------------
                  (Name of Company)

                  --------------------------------------------------------------
                  (Title/Main Responsibilities)                  (Start Date)

2)       REGISTERED REPS

         A OR B I understand that I must have authorization from Nicholas-Applegate Securities prior to accepting any A) OUTSIDE EMPLOYMENT or B) RECEIVING ANY OUTSIDE COMPENSATION while I am still employed by them.

         A OR B I request permission to accept outside employment and/or compensation in addition to my employment at Nicholas-Applegate. I request permission for A) EMPLOYMENT AT or B) COMPENSATION FROM:

                  --------------------------------------------------------------
                  (Name of Company)

                  --------------------------------------------------------------
                  (Title/Main Responsibilities)                  (Start Date)

3) A OR B I A) DO NOT HAVE ANY OUTSIDE EMPLOYMENT nor do I B) RECEIVE ANY COMPENSATION other than through my employment at Nicholas-Applegate Capital Management/Nicholas-Applegate
                  Securities.

                  Name (PRINT):     _____________________ Date:___________

                  Signature:        _____________________________________

--------------------------------------------------------------------------------
FOR COMPLIANCE USE ONLY:

Permission from Compliance has been       /  / Granted    /  / Denied

for this employee to engage in outside business activity as outlined above.

Compliance Approval by:________________________________________  Date:__________
----------------------
                                  (Signature/Print)
NAS Principal:________________________________________________   Date: _________
                                  (Signature/Print)

                            PERSONAL HOLDINGS REPORT

AS REQUIRED IN Section V of the NA's Code of Ethics ("Code"), please provide a list of all Securities (except Exempt Securities) in which you have a beneficial interest, including those in accounts of your immediate family and all Securities in non-client accounts for which you make investment decisions.

1.       List all Securities that are:

         a) personally owned; or
         b) in which a beneficial interest is held by you, your spouse, minor child, or any other member of your immediate household;
         c) any trust or estate of which you or your spouse is a trustee, other fiduciary or beneficiary, or of which your minor child is a beneficiary; or
         d) any person for whom you direct or effect transactions under a power of attorney or otherwise.

                                                            TABLE A

=========================================================================================================================
       NAME OF SECURITY          TYPE SECURITY1      HOLDINGS       HOLDINGS    RELATIONSHIP3         DISCLAIMER OF
                                                    # OF SHARES    PRINCIPAL                      BENEFICIAL INTEREST4
                                                                  AMOUNT ($)2
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================

          * IF NONE, WRITE NONE.

*NOTE: CONTINUE LISTING AS NECESSARY ON ADDITIONAL SHEETS. (YOU MAY ATTACH A COPY OF A BROKER STATEMENT LISTING THE INFORMATION - IF SO, INDICATE BY WRITING "SEE ATTACHED.")

IF YOU ARE A PRESENT EMPLOYEE (NEW EMPLOYEES CONTINUE TO TABLE B)

2. Have you, during the past 12 months, requested prior clearance of and filed monthly reports for all applicable securities transactions as required by the Code?
                          Yes                 No
                   ------               -----

         If "No", has the transaction been discussed with the Compliance Department?
                          Yes                 No
                   ------               -----

--------

       1 Insert the following symbol as pertinent to indicate the type of security held: C-common stock, P-preferred stock, O-option, W-warrant and D-debt security.

       2 To be completed only for debt securities.

       3 Insert a, b, c, or d as explained above, to describe your interest in these securities.


       4 Mark x to indicate that the reporting or recording of this securities holding shall not be construed as an admission that you have any direct or indirect beneficial interest in these securities. Please see Appendix II for a list of examples of beneficial interest.

If not, please advise the Compliance Department in writing separately of any securities transactions not pre-cleared or reported.

3. Have you filed monthly reports for all reportable securities transactions as required by the Code?
                         Yes                  No
                   ------               -----

         In addition, Nicholas-Applegate requires all employees to disclose ALL BROKERAGE ACCOUNTS in their name, any spouse's account, any children's account or any other account over which the employee has control or is a beneficiary.

                                                            TABLE B

=========================================================================================================================
           NAME OF BROKER                       ACCOUNT NUMBER                         NAME(S) ON ACCOUNT
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================

*        IF NONE, WRITE NONE.

I certify that the statements made by me on this form are true, complete and correct to the best of my knowledge and belief and are made in good faith.




-----------------------------------                ----------------------------
DATE                                               SIGNATURE

SCHEDULE RE EDUCATION AND BUSINESS HISTORY - ALLAN D. ENGEL
-----------------------------------------------------------

EDUCATION:

     North High School, Omaha, Nebraska
     Creighton University, Omaha, Nebraska, BSBA 1974
     Creighton University, Omaha, Nebraska, JD 1976

POSITIONS:
     Activa Mutual Fund Trust, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Trustee.

     Activa Holdings Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     Plaza Towers Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Plaza Towers Realty, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary and Director.

     Meadowbrooke Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Ultimate Marketing Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

     Ja-Ri Corporation, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     H.I., Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

     Amway Investment Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary and Assistant Treasurer. -

     Jay and Betty Van Andel Foundation, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Secretary and Assistant Treasurer.

     Amway Management Company, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, Secretary and Director.

     Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Senior Manager-Investments and Real Estate (1991 - 2000).

         SCHEDULE RE BUSINESS AND EDUCATION HISTORY - JAMES J. ROSLONIEC

EDUCATION:

     Catholic Central High School, Grand Rapids, Michigan
     Davenport College, Grand Rapids, Michigan, AS Degree 1965
     Central Michigan University, Mt. Pleasant, Michigan, BS Degree 1968

POSITIONS:

     Activa Mutual Fund Trust, 2905 Lucerne SE, Grand Rapids, Michigan, 49546, President, Treasurer and Trustee.

     JVA Enterprises, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President and Chief Operating Officer.

     Amway Export VA, Co., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Treasurer and Director.

     Jay and Betty Van Andel Foundation, c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Treasurer.

     Activa Holdings Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, Chief Executive Officer and Director.

     Plaza Towers Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, President and Director.

     Plaza Towers Realty, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President and Director.

     Meadowbrooke Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, and Director. -

     Ultimate Marketing Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, and Director.

     Ja-Ri Corporation, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President and Director.

     H.I., Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, President and Director.

     Amway Investment, Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, President and Treasurer.

     Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Vice President-Audit and Control (1991-2000).

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of the Directors and Principal Executive
Officers:
--------------------------------------------------------------------------------

ANDERSON, KENNETH W. (born 1948)
Education:
----------
Harvard Business College (MBA 1976)
Harvard College (BA 1970)

Business Background:
--------------------
Mr. Anderson joined the investment research department of Morgan Guaranty's Trust and Investment Division in 1976. Named as an assistant vice president in 1978, he moved to the Equity and Balanced Investment Management Group and was named vice president in 1980 and managing director in 1985. From 1987 to 1997, he was head of the J.P. Morgan Investment Management, Inc.'s London office. Mr. Anderson is currently head of global investments, a member of the Board of Directors, Vice Chairman and a managing director of J.P. Morgan Investment Management Inc.

AZELBY, JOSEPH K. (born 1962)
Education:
----------
New York University (MBA 1991)
Harvard University (BA 1984)

Business Background:
-------------------
Mr. Azelby is currently head of the Alternative Investments Group. Prior to assuming his current responsibilities, Mr Azelby was head of the Real Estate Group. Additionally, Mr. Azelby led the Mortgage Investment Strategy Group where, as a portfolio manager, he specialized in both public and private mortgages and other asset back securities. He joined Morgan in 1985 after playing in the National Football League for the Buffalo Bills. Mr Azelby is a managing director of J.P. Morgan Investment Management Inc.

DURBIN, CHRISTOPHER J. (born 1952)
Education:
---------
Georgetown University (BS/BA 1974)
Tulane University
New York School for Social Research

Business Background:
-------------------
Mr. Durbin is the Chief Investment Strategist, head of the Asset Allocation & Balanced Accounts Group and a managing director of J.P. Morgan Investment Management Inc. Prior to assuming his current responsibilities, Mr. Durbin was the co-head of ?Global Investments, with additional functional responsibility for J.P. Morgan's European Fixed Income business. Additionally, Mr. Durbin also was the global head of Fixed Income. From 1994 to 1996, he was head of the U.S. Fixed Income Group, after spending 14 years as a fixed income portfolio manager for institutional clients. Mr. Durbin joined Morgan in 1975 in the portfolio management area and moved into fixed income trading for four years.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of the Directors and Principal Executive
Officers:
-------------------------------------------------------------------------------

FREI, CHRISTIAN (born 1961)
Education:
---------
University College in London (B.S. (Eng) Biochemical Engineering, 1984)

Business Background:
-------------------

Mr. Frei is the head of J.P. Morgan Investment Management's Absolute Return Products and Multi-markets Group. Prior to this appointment in 1999, Mr. Frei was an emerging market equity portfolio manager. He had spent the previous three years as the Chief Investment Officer of J. P. Morgan Investment Management joint ventures in Korea and India. From 1989 to 1994, Mr. Frei was head of JPMIM Singaporte, managing the Asian portion of international portfolios and servicing regional client relationships. Mr. Frei joined Morgan in 1984, initially as a corporate banker, and moved to JPMIM in 1987 as an equity analyst. Mr. Frei holds a Chartered Financial Analyst designation.

LUDDY, THOMAS M. (born 1952)
Education:
---------
Wharton School of the University of Pennsylvania (MBA, 1976
St. Peter's College (BS, 1974)

Business Background:
-------------------
Mr. Luddy is currently Head of U.S. Equity Research and a managing director of J.P. Morgan Investment Management. Prior to assuming his current role, Mr. Luddy was the global head of Equities. Mr. Luddy joined the Investment Research Department of Morgan Guaranty's Trust and Investment Division in 1976 and was made a vice president in 1980. He moved to the Division's equity group in 1982 as an equity portfolio manager. In 1984, he returned to research as head of the Division's equity research group. Mr. Luddy holds a Chartered Financial Analyst designation.

NELSON III, FREDRIC (born 1957)
Education:
---------
University of Chicago (MBA, 1981)
Wharton School University of Pennsylvania (BS, 1979)

Business Background:
-------------------

Mr. Nelson is currently head of U.S. Equity and a managing director of J.P. Morgan Investment Management. Prior to assuming his current role, Mr. Nelson was the head of U.S. Structured Equity products. Mr. Nelson joined JPMIM I 1996 as a vice president in the Structrued Equity group. Prior to joining JPMIM, Mr. Nelson was head of Global Quantitative Applications for Bankers Trust.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of the Directors and Principal Executive
Officers:
-------------------------------------------------------------------------------

OSWALD, RICHARD (born 1949)
Education:
---------
Rochester Institute of Technology (MBA, 1979)
University of Toronto (BA, 1971)

Business Background:
-------------------

Mr. Oswald is currently located in London and is Head of International Fixed Income and a vice president of J.P. Morgan Investment Management. Prior to assuming his curent role, Mr. Oswald was located in New York and served as the Head of Short-Term Fixed Income for JPMIM. Prior to joining J.P. Morgan, Mr. Oswald held several senior positions in the field of corporate finance and accounting. Mr. Oswaold is a Certified Public Accountant.

SKILBELI, HELGE (born 1961)
Education:
---------
University of Wisconsin (MBA, 1990)
Norway School of Management (1986)

Business Background:
-------------------

Mr. Skilbeli is currently Head of J.P. Morgan's Singapore office and a vice-president of J.P. Morgan's. Prior to assuming his current responsibilities, Mr. Skilbeli was the Head of Investments and Head of Research for the Pacific Rim ex Japan, respectively. Mr. Skilbeli started his career with J.P. Morgan as a research analyst in London. Mr. Skilbeli holds a Chartered Financial Analyst Designation.

TEATOM, ROBERT J. (born 1953)
Education:
---------
New York University (Graduate work)
State University of New York in Albany (1975)

Business Background:
-------------------

Mr. Teatom is a managing director of J.P. Morgan Investment Management and is head of the U.S. Fixed Income Group. Mr. Teatom is responsible for U.S. active fixed income strategy and the coordination of global fixed income strategy for U.S. investors. He also has oversigh responsibility for short-term and intermediate fixed income products and the Stable Value Product. Mr. Teatom joined Morgan Guaranty in 1975 as trader of money market and U.S. Government securities before becoming a portfolio manager. Moving to London in 1986, he managed both dollar and non-dollar fixed income portfolios and returned to New York in 1989.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of the Directors and Principal Executive
Officers:
------------------------------------------------------------------------------

UNREIN, LAWRENCE M. (born 1956)
Education:
---------
Wharton School, University of Pennsylvania (MBA, 1988)
State University of New York (BA, 1979)

Business Background:
-------------------
Mr. Unrein is a managing director of J.P. Morgan Investment Management. Mr. Unrein joined J.P. MorganInvestment in 1997 as a Vice President. He is the Head of the Private Equity Group. Prior to joining JPMIM in 1997, Mr. Unrein spent 17 years withAT&T Investment Management Corp. (ATTIMCO), an investment management subsidiary of AT&T, where he was responsible for managing the public and private equity and fixed income portion of $80 billion in corporate employee benefit funds. He also holds a Chartered Financial Analyst designation, and is a Certified Public Accountant. He serves on the Board of Directors at Hamilton Services Corp. and Falcon Cable Corp. He is the Treasurer at Malcolm Baldridge, Quality Award Foundation. He is also on numerous Private Equity Advisory Boards such as Morgan Stanley Capital Partners, New Enterprises Associates, APA Excelsior, Accel, Asian Infrastructure, Butler Capital, Hellman & Friedman, TA Associates, Saunders, Karp, Megrue, North Bridge Ventures and Prudential Asia.

VAN HASSEL, GILBERT (born 1957)
Education:
Catholic University of Louvain (Belgium) (MBA)
Purdue University (MA)
USFIA (Belgium) (BA)

Business Background:
Mr. Van Hassel is currently the head of Global Fixed Income and a managing director of J.P. Morgan Investment Management. Prior to assuming his current responsibilities, Mr. Van Hassel was the head of Asset Management Services Asia, a member of the Board of Directors, and President and CEO of J.P. Morgan Trust Bank in Japan. He joined J.P. Morgan in Brussels in 1983 and has undertaken assignments with J.P. Morgan in Foreign Exchange, Corporate Finance, Securities Clearing and Lending and Fixed Income Sales and Trading Management, with assignments locations in Brussels, New York, Tokyo, and Singapore.

DELLA PIETRA, ANTHONY PAUL JR. (born 1960)
Education:
University of Virginia (JD 1985)
Boston College (BS 1982)

Business Background:
Mr. Della Pietra is the global head of Legal for Asset Management Services, incorporating J.P. Morgan Investment Management and the Private Banking Group. Prior to joining Morgan in 1994, Mr. Della Pietra was an Associate in the Corporate Department of the law firm Davis Polk & Wardell. Mr. Della Pietra worked in the Legal Department in Hong Kong before moving to New York in 1998 to head the Asset Management Services Legal Department. Mr. Della Pietra is a managing director and the Secretary of J.P. Morgan Investment Management Inc.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of the Directors and Principal Executive
Officers:
-------------------------------------------------------------------------------

DEWHURST, RONALD  (born 1952)
Education:
---------
Securities Institute of Australia (Associate, 1973)

Business Background:
-------------------
Mr. Dewhurst is the Regional Head of the Institutional Americas business, and a member of the Board of Directors. Prior to assuming his current role, Mr. Dewhurst was the Head of European Cash Securities in London for Morgan's broker-dealer business. Prior to joining Morgan in 1994, Mr. Dewhurst was a Group Managing Director for ANZ McCaughan Limited, and also served in various capacities in the financial services industry, including as a Research Analyst for The Federal Insurance Limited. Mr. Dewhurst joined Morgan in 1994 as the Head of Asian Equities for Morgan's Singapore broker-dealer business.

LILLIS, GERARD W. (born 1956)
Education:
---------
New York University (Graduate Work)
Cornell University (1977)

Business Background:
-------------------
Mr. Lillis is th ehead of Asset Management Services in Asia, a member of the Board of Directors and a managing director of J.P. Morgan Investment Management. Prior to assuming his current responsibilities, Mr. Lillis was the head of Global Fixed Income and co-chairman of the Americas Management Team. Mr. Lillis moved to J.P. Mogan Investment Management in 1987 after spending nine years with J.P. Morgan's Corporate Finance Group. Starting in active fixed income portfolio management, in 1990 he became head of the private placement investment area.

SCHAPPERT, KEITH M. (1951)
Education:
Harvard Business (BA 1973)

Business Background:
Mr. Schappert joined Morgan Guaranty in 1973. He was named an assistant vice president and fixed income manager in 1978, specializing in publicly traded fixed income securities. Appointed a vice president in 1980, he became a senior investment officer in 1982 and head of the fixed income group in 1983. Mr. Schappert is the president, Chairman and a managing director of J.P. Morgan Investment Management Inc. and a member of its Board of Directors.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.


Education and Business Background of the Directors and Principal Executive
Officers:
-------------------------------------------------------------------------------

SCHMIDLIN, JOHN WILLIAM (1947)
Education:
St. John's University (BS 1969)

Business Background:
Mr. Schmidlin is head of Technology and Operations for Asset Management Services, incorporating J.P. Morgan Investment Management and the Private Banking Group. He began his career at J.P. Morgan in 1969 in Stock Transfer, becoming head of the department in 1985. In 1986, he was promoted from senior vice president of Morgan Guaranty Trust Co. to president of Morgan Shareholder Services Trust, formed that year as a wholly-owned subsidiary of J.P. Morgan & Co. In 1988, Mr. Schmidlin was reassigned to head Treasury Operations in New York. In 1991, he relocated to London to head Technology and Operations in Global Technology Operations--Europe. In 1993, he returned to New York to become Global Business Head of Securities Trust and Information Services, which included all of the operating products. In 1997, he became head of Global Technology and Operations for the newly-formed Asset Management Services. Mr. Schmidlin is a member of the Board of Directors and is a managing director of J.P. Morgan Investment Management Inc.

SMITH, THOMAS (born 1955)
Education:
---------
St. John's University (BS, Accounting/Economics, 1977)

Business Background:
-------------------
Mr. Smith is the head of U.S. Investment Management Compliance and a vice president of J.P. Morgan Investment Management. Prior to joining Morgan in 1996, Mr. Smith worked in the Investment Management - Risk Management/Compliance group for Chase Manhattan Corporation. Mr. Smith has also served in various financial management and internal audit capacities, respectively in the pharmaceuticals and fleet rental industries. Mr. Smith is a Certified Public Accountant and a Certified Financial Planner.

SLOANE, ISABEL HOYT (born 1950)
Education:
Smith College (BA 1973)

Business Background:
Ms. Sloane is the global head of Human Resources for Asset Management Services, incorporating J.P. Morgan Investment Management and the Private Banking Group. Prior to joining JPMIM, she was with the J.P. Morgan's Employee Relations, Staffing and Technology Department from 1992-1995. She has held numerous positions in Global Markets, including as Chief Operating Officer from 1989-1992. Ms. Sloane joined Morgan in 1973. Ms. Sloane is a member of the Board of Directors and is a managing director of J.P. Morgan Investment Management Inc.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Education and Business Background of the Directors and Principal Executive
Officers:
-------------------------------------------------------------------------------

TRONGONE, JEFFREY (born 1957)
Education:
---------
Forham University (B.S. Accounting, 1979)

Business Background:
-------------------
Mr. Trongone is the Chief Financial Officer and vice president of J.P. Morgan Investment Management. Prior to joinging Morgan in 1999, Mr. Trongone was Chief Financial Officer and a Managing Director of LGT Asset Management/Chancellor Capital Management, Inc. Mr. Trongone has also heald accounting and finance positions with Merrill Lynch Mortgage Corporation and KPMG Peat Marwick LLP, respectively, prior to joining Morgan. Mr. Trongone is a Certified Public Accountant.

VAN RIEL, HENDRIK GUILLAUME FRANCOIS (born 1950)
Education:
New York University (MBA 1974) (BA 1972)

Business Background:
Mr. van Riel is head of Asset Management Services Europe, including J.P. Morgan Investment Management Inc. Prior to assuming this responsibility, he was head of the Investment Management European client group. He joined Morgan's Treasury Operation in 1983 and held various positions in Brazil, Belgium, the UK, and Italy before joining Investment Management in New York in 1995. Mr. van Riel is a member of the Board of Directors and is a managing director of J.P. Morgan Investment Management Inc.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.

POWERS, RICHARD FRANCIS III (1946)
Education:
Columbia University (MBA-Finance & Accounting, 1972)
Boston College (BS-Science & Marketing, 1967)

Business Background:

Currently:
---------
Director, CEO, President and Chairman of:
         Van Kampen System Inc. (since 6/98)
         American Capital Contractual Services, Inc. (since 6/98)
         Van Kampen Investments Inc. (since 6/98)
         Van Kampen Exchange Corporation (since 6/98)

Director, CEO and Chairman of:
         Van Kampen Recordkeeping Services Inc. (6/98)
         Van Kampen Management Inc. (since 6/98)
         Van Kampen Advisors Inc. (since 6/98)
         Van Kampen Asset Management Inc. (since 6/98)
         Van Kampen Investment Advisory Corp. (since 6/98)
         Van Kampen Funds Inc. (since 6/98)

Director, Chairman, President and CEO of:
         Van Kampen Investor Services Inc. (since 6/98)
         Van Kampen Insurance Agency of Illinois Inc. (since 6/98)

Chief Sales & Marketing Officer of:
         Morgan Stanley Dean Witter Investment Management (since 9/00)

Mr. Powers has served as:
------------------------
         Director, President and Chief Executive Officer of:
                  VK/AC Holding, Inc. (7/98-7/98)

         President, Chief Executive Office and Chairman of:
                  River View International Inc. (8/98-09/99)

         Executive Vice President & Director of Marketing of:
                  Morgan Stanley Dean Witter & Co. (6/72-5/98)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.

SANTO, MICHAEL A. (1955)
Education:
St. John's University (MBA-Controllership, 1980)
Villanova University (BBA-Accounting, 1977)

Business Background:

Currently:
---------
Director, Exec. VP and Chief Operations and Technology Officer of:
         Van Kampen Management Inc. (since 12/98)
         Van Kampen Advisors Inc. (since 12/98)
         Van Kampen Asset Management Inc. (since 12/98)
         Van Kampen Investment Advisory Corp. (since 12/98)
         Van Kampen Funds Inc. (since 12/98)
         Van Kampen Investments Inc. (since 12/98)

Director & CEO:
         Van Kampen Investor Services Inc. (since 12/98)

Director of:
         American Capital Contractual Service, Inc. (since 12/98)
         Van Kampen Exchange Corporation Inc. (since 12/98)
         Van Kampen Insurance Agency of Illinois, Inc.
         Van Kampen System Inc. (since 12/98)

Director, President, & COO:
         Van Kampen Recordkeeping Services Inc. (since 12/98)

Director, President, Chairman:
         Van Kampen Trust Company (since 12/98)

Mr. Santo has served as:
-----------------------
         First VP and Asst. Controller of:
                  Dean Witter Reynolds Inc. (4/84-11/98)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.

SMITH, A. THOMAS III (1956)
Education:
St. Louis University Law School (JD, 1984)
St. Louis Business School (MBA, 1983)
Wabash College (BA-Religion & Philosophy)

Business Background:

Currently:
---------
Director, Executive Vice President, Gen. Coun. and Secretary of:
         Van Kampen Management Inc. (since 2/99)
         Van Kampen Advisors Inc. (since 2/99)
         Van Kampen Asset Management Inc. (since 2/99)
         American Capital Contractual Services, Inc. (since 2/99) Van Kampen Exchange Corp. (since 2/99)
         Van Kampen Insurance Agency of Illinois Inc. (since 2/99) Van Kampen Investment Advisory Corp. (since 2/99)
         Van Kampen Investor Services Inc. (since 2/99)
         Van Kampen Recordkeeping Services Inc. (since 2/99)
         Van Kampen System Inc. (since 2/99)
         Van Kampen Funds Inc. (since 2/99)
         Van Kampen Investments Inc. (since 2/99)

Mr. Smith has served as:
         Vice President and Assoc. Gen. Counsel of:
                  New York Life Insurance Company 1/94-1/99)

         Director, Executive Vice President, General Counsel and Asst.
                           Secretary of: iver View International Inc
                           (2/99-09/99)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                 - -------------------------------------------
                           VAN KAMPEN MANAGEMENT INC.


TREICHEL, EDWARD ALLEN (1943)
Education:
University of Iowa (Ph.D.-Finance and Monetary Economics, 1976) University of Iowa (MA-Finance and Monetary Economics, 1969) University of Iowa (BBA-Finance and Monetary Economics, 1965)

Business Background:

Currently:
---------
Senior Vice President of:
         Van Kampen Management Inc. (since 1/92)

Agent of:
         Van Kampen Funds Inc. (since 4/87)

Mr. Treichel also served as:
----------------------------
         Senior Vice President of:
                  Van Kampen American Capital Investment Advisory Corp.
                    (4/87-3/98)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.


BOYD, STEPHEN LYLE (1940)
Education:
University of Pennsylvania Wharton School (MBA-Finance, 1966)
University of California, Los Angeles (UCLA) (BS-Business Administration, 1962)

Business Background:

Currently:
---------
President and COO:
         Van Kampen Investment Advisory Corp. (since 9/98)
         Van Kampen Asset Management Inc. (since 9/98)
         Van Kampen Management Inc. (since 9/98)
         Van Kampen Advisors Inc. (since 4/00)

Exec. VP & Chief Investment Officer:
         Van Kampen Investments, Inc. (since 4/00)

Agent:
         Van Kampen Funds Inc. (since 9/98)

Mr. Boyd also served as:
------------------------
         Senior Vice President of:
                  Van Kampen American Capital Investment Advisory Corp.
                    (6/96-2/98)
                  Van Kampen American Capital Management, Inc. (6/95-2/98)
                  Van Kampen American Capital Asset Management, Inc. (5/89-2/98)

         Vice President and Portfolio Manager:
                  AIM (5/98-9/98)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.


ANDREWS, DON JAMES (1958)
Education:
ITT/Chicago (JD, 1987)
Harvard University (MTS, 1982)
Elmhurst College (BA-English, 1979)

Business Background:

Currently:
---------
Senior Vice President and Chief Compliance Officer of:
         Van Kampen Investments Inc. (since 10/99)
         Van Kampen Funds Inc. (since 10/99)
         Van Kampen Investment Advisory Corp. (since 10/99)
         Van Kampen Management Inc. (since 10/99)
         Van Kampen Advisors Inc. (since 10/99)
         Van Kampen Asset Management Inc. (since 10/99)
         Van Kampen Investor Services Inc. (since 10/99)
         Van Kampen Insurance Agency of Illinois Inc. (since 10/99) Van Kampen Record Keeping Services Inc. (since 10/99)

Mr. Andrews also served as:
---------------------------
         Senior VP and Senior Attorney:
                  Everen Securities  (9/93-10/99)

                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP


                               Abrams, Kenneth Lee

Education:        Stanford University Business School         MBA, 1986
                  Stanford University                         BA, 1982

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                             Adams, Nicholas Charles

Education:        Princeton University                        BA, 1983

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                            Alexander, Rand Lawrence

Education:        University of Pennsylvania - Wharton School MBA, 1976
                  Dartmouth College                           AB, 1972

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                            Allinson, Deborah Louise

Education:        Tufts University                            BA, 1972

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                              Averill, James Halsey

Education:        Columbia University                         MBA, 1985
                  Cornell University                          PhD, 1976
                  Yale University                             AB, 1969

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner

                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP

                              Bandtel, Karl Edward

Education:        University of Wisconsin                     MS, 1990
                  University of Wisconsin                     BS, 1988

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                              Beckwith, Mark James

Education:        Stanford University                         MS, 1981
                  Fairfield University                        BS, 1980

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner
                  Silcap Inc./Taylor Inc. (12/89-5/95)        Investment Analyst

                           Bernal, Marie Claude Petit

Education:        University of Chicago                       MBA, 1971
                  Ecole De Haut Enseignement Commercial       BS, 1967

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                             Booth, William Nicholas

Education:        Trinity College                             BA, 1971

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                                 Braverman, Paul

Education:        Boston University School of Law             JD, 1973
                  Boston University                           BS, 1970

Position(s):      Wellington Management Company, LLP          Sr.Vice President,
                                                              CFO
                                                                Treasurer and
                                                                Partner


                              Bruno, Robert Anthony

Education:        Babson College                              MBA, 1983
                  Babson College                              BS, 1977

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner
                  Fleet Bank (7/91-9/93)                      Investment
                                                               Portfolio Manager
                  Bank of New England (8/77-7/91)             Investment
                                                               Portfolio
                                                               Manager/Trader


                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP

                             Carroll, Maryann Evelyn

Education:        Babson College                              MBA, 1994
                  Wheaton College                             BA, 1979

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                                 Dippel, Pamela

Education:        Harvard Business School                     MBA, 1984
                  Princeton University                        BA, 1978

Position(s):      Wellington Management Company, LLP Sr. Vice President and Partner


                               Evans, Robert Lloyd

Education:        Dartmouth College                           MBA, 1985
                  University of North Carolina                BA, 1980
                  Duke University

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner
                  Pacific Investment Management Co(4/91-2/95) Vice President
                  Lehman Brothers (9/85-3/91)                 Trader/Investment Sales


                            Finkel, Lisa dela Fuente

Education:        Mount Holyoke College                       BA, 1977

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner
                  Fidelity Investment 5/86-2/91)              Marketing Management


                            Freeman, Charles Townsend

Education:        University of Pennsylvania                  MBA, 1969
                  University of Pennsylvania                  BS, 1966

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                              Gabriel, Laurie Allen

Education:        Jackson College - Tufts University          BA, 1976

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Managing
                                                              Partner



                                      C-172


                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP

                               Gooch, John Herrick
Education:        Harvard Business School                     MBA, 1965
                  Columbia College                            BA, 1963

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                            Greville, Nicholas Peter

Education:        Trinity College                             MA, 1967

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                               Hamel, Paul Joseph

Education:        McGill University                           MBA, 1981
                  University of Massachusetts                 BS, 1977

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner
                  Putnam Investments (3/93-7/96)              Supervisor
                                                              Investment Systems
                  Textron Financial Corp. (11/84-3/93)        VP, Information
                                                                Systems, CIO


                            Hill, Lucius Tuttle, III

Education:        Columbia Business School                    MBA, 1993
                  Yale College                                BA, 1983

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner
                  First Boston Corporation (3/86-12/90)       Bond Trader


                               Kaplan, Paul David

Education:        MIT Sloan School of Management              MS, 1974
                  Dickinson College                           BA, 1968

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner



                                      C-173

                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP

                               Keogh, John Charles
Education:        Tufts University                            BA, 1979

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                            Lodge, George Cabot, Jr.

Education:        Harvard Business School                     MBA, 1987
                  School of Foreign Service                   BSFS, 1980

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner
                  McKinsey & Company (6/87-3/93)              Consulting


                             Lukitsh, Nancy Therese

Education:        Harvard University Graduate School of       MBA, 1980
                           Business Administration
                  Massachusetts Institute of Technology       BS, 1978

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner
                  McKinsey & Company, Inc. (9/80-3/93)        Partner


                               Lynch, Mark Thomas

Education:        Harvard College                             AB, 1982

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner
                  Bear Stearns (8/92-10/94)                   Broker/Dealer
                  Lehman Brothers (4/86-8/92)                 Broker/Dealer


                            Manfredi, Christine Smith

Education:        Bentley College                             BA, 1973

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                               and Partner




                                      C-174


                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP


                             McCloskey, Patrick John

Education:        St. Joseph's University                     N/A

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                               McEvoy, Earl Edward

Education:        Columbia University Business School         MBA, 1972
                  Dartmouth College                           BA, 1970

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                            McFarland, Duncan Mathieu

Education:        Yale University                             BA, 1965

Position(s):      Wellington Management Company, LLP          CEO, President and
                                                              Managing Partner


                            Mecray, Paul Mulford, III

Education:        University of Pennsylvania - Wharton School MBA, 1962
                  Princeton University                        AB, 1960

Position(s):      Wellington Management Company, LLP          Sr. Vice President
                                                              and Partner


                            Megargel, Matthew Edward

Education:        University of Virginia - Darden School      MBA, 1983
                  University of North Carolina - Chapel Hill  BA, 1979

Position(s):      Wellington Management Company, LLP          Sr. Vice Presdient
                                                              and Partner



                                      C-175



                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP

                               Mordy, James Nelson
Education:        University of Pennsylvania - Wharton School MBA, 1985
                  Stanford University                         BA, 1980

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                               Nordin, Diane Carol

Education:        Wheaton College                             BA, 1980

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner
                  Fidelity Management Trust Co (10/84-2/91)   Assistant Vice President


                             O'Brien, Stephen Thomas

Education:        University of Pittsburgh                    MBA, 1970
                  Assumption College                          BA, 1969

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                               Owens, Edward Paul

Education:        Harvard Business School                     MBA, 1974
                  University of Virginia                      BS, 1968

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                              Pannell, Saul Joseph

Education:        Harvard Business School                     MBA, 1974
                  Harvard College                             BA, 1972

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner




                                      C-176



                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP

                              Pappas, Thomas Louis

Education:        MIT Sloan School of Management              MS, 1987
                  Tufts University                            BS, 1983

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                             Payson, Jonathan Martin

Education:        Yale University                             BA, 1979

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                               Perelmuter, Philip

Education:        Harvard Business School                     MBA, 1988
                  Princeton University                        BS, 1982

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner
                  CS First Boston Corp. (8/88-11/95)          Vice President


                              Rands, Robert Douglas

Education:        Unviersity of Pennsylvania - Wharton School MBA, 1966
                  Yale University                                      BA, 1964

Position(s):      Wellington Management Company, LLP Sr. Vice President and Partner


                           Record, Eugene Edward, Jr.

Education:        University of Pennsylvania - Wharton School MBA, 1968
                  University of North Carolina                BA, 1963

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner



                                      C-177

                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP

                               Rullo, James Albert
Education:        Babson College                              MBA, 1985
                  Boston University                           BSBA, 1981

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner
                  PanAgora Asset Management (1/87-5/94)       Portfolio Manager


                                Ryan, John Robert

Education:        University of Virginia - Darden School      MBA, 1981
                  Lehigh University                           BS, 1971

Position(s):      Wellington Management Company, LLP          Sr. Vice President and
                                                              Managing Partner


                             Schwartz, Joseph Harold

Education:        St. John's University                       MBA, 1972
                  St. John's University                       BA, 1970

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                           Shasta, Theodore Efthimion

Education:        Harvard College                             BA, 1973

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner
                  Loomis, Sayles & Co. (3/87-3/96)            Vice President Equity Research


                             Shorts, Binkley Calhoun

Education:        Harvard Business School                     MBA, 1969
                  Pomona College                              BA, 1965

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner




                                      C-178


                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP

                                Skramstad, Trond
Education:        UCLA                                        MBA, 1985
                  Mount St. Mary's College                    BS, 1983

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner
                  Scudder, Stevens & Clark, Inc. (3/90-6/93)  Principal
                  Smith Barney (9/87-3/90)                    Analyst


                              Smith, Catherine Anne

Education:        Harvard/Radcliffe College                   AB, 1983

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                            Soderberg, Stephen Albert

Education:        Harvard Business School                     MBA, 1974
                  University of Pennsylvania                  BS, 1970

Position(s):      Wellington Management Company, LLP Sr.      Vice President and Partner


                             Spidle, Lawrence James

Education:        Suffolk University                          MBA, 1974
                  University of Massachusetts                 BS, 1968

Position(s):      Wellington Management Company, LLP          Vice President


                                Stromquist, Eric

Education:        Massachusetts Institute of Technology       BS, 1981

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                              Swords, Brendan James

Education:        Harvard Business School                     MBA, 1989
                  College of the Holy Cross                   AB, 1983

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner
                  McKinsey & Company, Inc. (6/89-7/92)        Consultant




                                      C-179



                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP


                              Taggart, Harriett Tee
Education:        Massachusetts Institute of Technology       PhD
                  Harvard University                          MBA
                  Smith College                               BA, 1970

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                             Traquina, Perry Marques

Education:        Harvard Business School                     MBA, 1980
                  Brandeis University
                  London School of Economics                  BA, 1978

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                              Tremblay, Gene Roger

Education:        Harvard Business School                     MBA, 1969
                  Newark College of Engineering               BSEE, 1964

Position(s):      Wellington Management Company, LLP Sr. Vice President and Partner


                              Tyler, Michael Aaron

Education:        Harvard Business School                     MBA, 1987
                  Princeton University                        BA, 1982

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                                 Tynan, Mary Ann

Education:        Smith College                               BA, 1967

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner




                                      C-180

                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP


                                 Villari, Clare
Education:        University of Oregon Graduate School of     MBA, 1980
                           Business Administration
                  Brooklyn College                            BA, 1974

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                             von Metzsch, Ernst Hans

Education:        Harvard University                          PhD, 1976
                  University of Leiden                        BSc/MSc, 1963

Position(s):      Wellington Management Company, LLP Sr. Vice President and Partner


                              Walters, James Leland

Education:        Ohio State University Law School            JD, 1966
                  Ohio State University                       BS, 1963

Position(s):      Wellington Management Company, LLP          Sr. Vice President, Special
                                                              Counsel, and Partner


                                  Williams, Kim

Education:        Quen Mary College - University of London    MSc, 1979
                  Kingston Polytechnic                        BA, 1978

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner


                         Wisneski, Francis Vincent, Jr.

Education:        University of Pennsylvania - Wharton School
                  Yale University                             BA, 1968

Position(s):      Wellington Management Company, LLP          Sr. Vice President and Partner



                                      C-181

                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY


                                Bray, Michael J.
Education:        Pennsulvania State University                                 MBA, 1988
                  University of Connecticut                                     BS, 1983

Position(s):      State Street Research & Management Co. (4/98)                 Senior Vice President
                  State Street Research & Management Co. (7/96-4/98)            Vice President
                  Merrill Lynch (8/90-5/95)                                     Vice President
                  Manufactureres Hanover Trust (8/88-8/90)                      Trader
                  Metropolitan Life Insurance Co (7/83-8/86)                    Analyst


                            Clifford, Jr., Paul John

Education:        Boston College                                                MBA, 1993
                  College of the Holy Cross                                     BA, 1984

Position(s):      State Street Research & Management Co. (4/99)                 Senior Vice President
                  State Street Research & Management Co. (8/93-4/99)            Vice President
                  State Street Research & Management Co. (9/88-11/93)           Securities Analyst
                  State Street Research Tax-Exempt Trust (11/93)                Vice President


                              Dillman, Thomas John

Education:        University of Pennsylvania, Wharton School                    MBA, 1979
                  Lehigh University                                             M.Ed, 1975
                  Lehigh University                                             BA, 1971

Position(s):      State Street Research & Management Co. (7/95)                 Senior Vice President
                  State Street Research Securities Trust (2/98)                 Vice President
                  Bank of New York (6/83-6/95)                                  Research Director


                                Dudley, Catherine

Education:        University of Connecticut                                     BA/1983
                  University of Salzburg
                  University of Vermont

Position(s):      State Street Research & Management Co. (2/98)                 Senior Vice President
                  Chancellor Capital Management (10/95-1/98)                    Managing Director
                  Phoenix Investment Council (4/85-10/95)                       Vice President



                                      C-182

                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY


                             Gardner, Michael David
Education:        Amos Tucker School of Business Administration                 MBA, 1987
                  University of Michigan
                  Dartmouth College                                             AB, 1981

Position(s):      State Street Research & Management Co. (6/95)                 Senior Vice President
                  State Street Research & Management Co. (9/93-6/95)            Vice President
                  Prudential Fixed Income Advisors (7/87-9/93)                  VP/Portfolio Manager

                               Geer, Bartlett Rice

Education:        Amos Tuck School of Business                                  MBA, 1981
                  Dartmouth College                                             BA, 1977

Position(s):      State Street Research & Management Co. (8/93)                 Senior Vice President
                  State Street Research & Management Co. (2/86-8/93)            Vice President
                  State Street Research Investment Svcs, Inc. (1/87-8/83)       Vice President

                             Hodgman, Jeffrey Joseph

Education:        Harvard Graduate School of Business                           Advanced Mgmt, 1982
                  University of Michigan                                        MBA, 1966
                  Holy Cross College                                            BS, 1965

Position(s):      State Street Research & Management Co. (5/00)                 President
                  Metropolitan Life Insurance Company (12/96)                   Executive Vice President
                  Metropolitan Life Insurance Company (01/86-12/96)             Senior Vice President
                  Nvest Corporation and Nvest, L.P. (9/98)                      Director

                          Jackson, Jr., Francis Gardner

Education:        Harvard Business School                                       MBA, 1971
                  Harvard College                                               AB, 1965

Position(s):      State Street Research & Management Co. (8/93)                 Senior Vice President
                  State Street Research Equity Trust (2/98)                     Vice President

                                Kallis, John Hunt

Education:        Babson College
                  Wheaton College                                               BA, 1962

Position(s):      State Street Research & Management Co. (8/93)                 Senior Vice President
                  State Street Research Investment Svc, Inc. (5/87-8/93)        Senior Vice President
                  705 North Carolina Trust (4/87)                               Trustee
                  K&G Enterprises Trust (4/87-7/97)                             Trustee


                                      C-183


                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY


                              Kluiber, Rudolph Karl
Education:        University of California,                                     MBA, 1989
                  Harvard College                                               BA, 1982

Position(s):      State Street Research & Management Co. (4/98)                 Senior Vice President
                  State Street Research & Management Co. (11/94-4/98)           Vice President
                  State Street Research & Management Co. (8/89-11/94)           Securities Analyst
                  State Street Research Capital Trust (11/94)                   Vice President



                               Maus, Gerard Peter

Education:        Rutgers University                                            BA, 1973

Position(s):      State Street Research & Management Co. (2/93)                 Exec. VP, CFO, Treasurer
                                                                                           & CAO
                  State Street Research & Management Co. (4/93)                 Director
                  State Street Research Investment Svcs, Inc. (5/00)            President
                  State Street Research Investment Svcs, Inc. (3/94)            Exec. Vice President
                  State Street Research Investment Svcs, Inc. (4/93)            Director
                  State Street Research Investment Svcs, Inc. (3/93)            Treasurer & Chief Financial
                                                                                        Officer
                  SSR Realty Advisors, Inc. (3/97)                              Director
                  MetLife Securities, Inc. (4/95-1/97)                          Treasurer
                  MetLife Realty Group, Inc. (10/96-4/97)                       Director
                  GFM International Investors (3/97-1/99)                       Exec. Vice President, Director,
                                                                                CFO, Chief Admin
                                                                                Officer & Treasurer
                  GFM International Investors (5/93-11/94)                      Exec. Vice President, Director,
                                                                                CFO, Chief Admin
                                                                                Officer & Treasurer
                  SSRM Holdings, Inc. (4/93)                                    Treasurer & Chief Financial
                                                                                Officer
                  Metric Realty (3/93)                                          Director
                  Metric Holdings, Inc. (3/93-4/97)                             Director
                  Metric Management, Inc. (3/93-4/97)                           Director
                  Metric Realty Corp. (3/93-4/97)                               Exec. VP and CFO
                  New England Mutual Life Insurance Co. (12/89-2/93)            Senior Vice President



                                      C-184

                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY



                          McNamara, III Francis Joseph
Education:        University of Michigan Law School                             JD, 1981
                  Dartmouth College                                             AB, 1977

Position(s):      State Street Research & Management Co. (7/96)                 Exec. Vice President, General
                                                                                Counsel & Sec.
                  State Street Research & Management Co. (6/95-7/96)            Senior Vice President, General
                                                                                Counsel & Sec.
                  GFM International Investors. (3/97-1/99)                      Director, Exce. VP, General
                                                                                Counsel & Sec.
                  State Street Research Investment Svcs, Inc. (9/97)            Exec. VP, Gen Counsel & Clerk
                  State Street Reseach Investment Svcs, Inc. (6/95-9/97)        Sr. VP, Gen Counsel & Clerk
                  SSRM Holdings Inc. (6/95)                                     Secretary & General Counsel
                  The Boston Company, Inc. (8/94-5/95                           Senior VP and General Counsel
                  Boston Safe Deposit & Trust Company (8/94-5/95)               Senior VP and General Counsel
                  Funds Distributor, Inc. (6/92-5/93)                           Director
                  The Boston Company Advisors, Inc. (6/89-5/95)                 Senior VP & General Counsel
                  The Boston Company Advisors, Inc. (6/87-6/89)                 Associate Counsel
                  Ropes & Gray (9/81-6/87)                                      Associate


                            Moore, Jr., Thomas Peter

Education:        Harvard Graduate School of Business Administration            MBA, 1969
                  Providence College                                            AB, 1960

Position(s):      State Street Research & Management Co. (5/91)                 Senior Vice President
                  State Street Research & Management Co. (8/86-5/91)            Vice President
                  Hvide Marien Inc. (1/00)                                      Director
                  Bank of Woodstock (6/98)                                      Director
                  Hibernia Savings Bank (9/91-3/98)                             Director
                  Emerald Isle Bancorp (9/91-3/98)                              Director
                  Grace Energy Corp. (8/89-7/92)                                Director
                  Nat/l Assoc. of Petroleum Inv. Analysts (7/87-3/91)           Director


                             Pannell, James Carlton

Education:        Princeton Theological Seminary                                M.Div., 1981
                  California State University                                   BA, 1978
                  Santa Ana College
                  Crafton Hills College
                  Whitworth College



                                      C-185

                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY



                       Pannell, James Carlton (continued)
Position(s):      State Street Research & Management Co. (4/99)                 Executive Vice President
                  State Street Research & Management Co. (4/97-4/99)            Senior Vice President
                  State Street Research & Management Co. (9/94 -4/97)           Vice President
                  State Street Research Institutiaonl Funds (3/99)              Vice President
                  Lens, Inc. (9/92-12/93)                                       Principal
                  Batterymarch Financial Management (5/90-8/92)                 Trustee
                  Trinity Investment Management (2/85-3/90)                     Principal

                                Peters, Kim Mark

Education:        University of Wisconsin                                       MBA, 1985
                  University of Wisconsin                                       MS, 1984
                  Clark University                                              AB, 1976

Position(s):      State Street Research & Management Co. (7/94)                 Senior Vice President
                  State Street Research & Management Co. (8/93-7/94)            Vice President
                  State Street Research Investment Svcs, Inc. (3/89-8/93)       Vice President

                           Ragsdale, Jr., E.K. Easton

Education:        University of Chicago, Graduate School of Business            MBA, 1977
                  University of Chicago, The College                            AB, 1973

Position(s):      State Street Research & Management Co. (7/96)                 Senior Vice President
                  State Street Research & Management Co. (3/95-6/96)            Vice President
                  State Street Research Financial Trust (8/98)                  Vice President
                  Kidder, Peabond & Co., Inc. (5/89-12/94)                      Senior Vice President

                              Rawlins, Jeffrey Alan

Education:        Hamilton College                                              BA, 1983

Position(s):      State Street Research & Management Co. (1/96)                 Senior Vice President
                  State Street Research & Management Co. (4/92-12/95)           Vice President
                  State Street Research & Management Co. (2/89-4/92)            Securities Analyst
                  State Street Research Institutional Funds (6/99)              Vice President

                             Rice III, Daniel Joseph

Education:        New York University Graduate School of Business               MBA, 1975
                  Bates College                                                 BA, 1973

Position(s):      State Street Research & Management Co. (8/93)                 Senior Vice President
                  State Street Research & Management Co. (2/86-8/93)            Vice President
                  State Street Research Equity Trust (6/90)                     Vice President




                                      C-186

                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                               Ryan, Michael James
Education:        Villanova University                                          BA, 1976

Position(s):      State Street Research & Management Co. (2/98)                 Senior Vice President
                  Delaware Management (4/89-1/98)                               Vice President, Director
                                                                                        of Trading

                              Shively, Thomas Alan

Education:        University of Chicago                                         MBA, 1980
                  Kenyon College                                                AB, 1976

Position(s):      State Street Research & Management Co. (7/96)                 Chief Investment Officer,
                                                                                        Fixed Income
                  State Street Research & Management Co. (6/93)                 Executive Vice President
                  State Street Research & Management Co. (4/93)                 Director
                  State Street Research & Management Co. (2/89-6/93)            Senior Vice President
                  State Street Research & Management Co. (2/86-2/89)            Vice President
                  State Street Research Investment Svcs, Inc. (3/94)            Director

                                Strelow, Dan Ray

Education:        University of Chicago                                         MBA, 1985
                  Pacific Lutheran University                                   BA, 1981

Position(s):      State Street Research & Management Co. (8/93)                 Senior Vice President
                  State Street Research & Management Co. (2/89-8/93)            Vice President

                             Swanson, Amy McDermott

Education:        Boston University                                             MBA, 1989
                  Carleton College                                              BA, 1979

Position(s):      State Street Research & Management Co. (8/93)                 Senior Vice President
                  State Street Research & Management Co. (5/88-8/93)            Vice President

                              Walsh, Tucker Matthew

Education:        Washington and Lee University                                 BA, 1991

Position(s):      State Street Research & Management Co. (6/97)                 Vice President
                  State Street Research Capital Trust (11/99)                   Vice President
                  Chilton Investment Company (7/96-6/97)                        Analyst
                  Cowen Asset Management (9/93-7/96)                            Analyst
                  Merrill Lynch (5/92-9/93)                                     Analyst
                  Cowen & Co. (8/91-6/92)                                       Analyst



                                      C-187

                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

                              Weiss, James Michael
Education:        University of Pennsylvania (Wharton)                          MBA, 1972
                  Marquette University                                          BA, 1968

Position(s):      State Street Research & Management Co. (4/00)                 Director
                  State Street Research & Management Co. (10/99)                Chief Investment Officer-Equity
                  State Street Research & Management Co. (6/98)                 Executive Vice President
                  State Street Research & Management Co. (12/95-5/98)           Senior Vice President
                  IDS Advisory Group Inc. (2/93-12/95)                          President, IDS Equity Advisors
                  Stein, Roe & Farnham (8/72-1/93)                              Senior Vice President

                           Westvold, Elizabeth McCombs

Education:        The Amos Tuck School of Business Administration               MBA, 1987
                  Middlebury College                                            BA, 1982

Position(s):      State Street Research & Management Co. (7/96)                 Senior Vice President
                  State Street Research & Management Co. (10/91-6/96)           Vice President
                  State Street Research & Management Co. (8/87-10/91)           Securities Analyst

                             Woodworth, Jr., Kennard

Education:        Harvard College                                               BA, 1961

Position(s)       State Street Research & Management Co. (5/88)                 Senior Vice President

                                 Wu, Norman Nash

Education:        Boston University                                             MBA, 1980
                  University of Rochester                                       BA, 1977

Position(s):      State Street Research & Management Co. (8/93)                 Senior Vice President
                  State Street Research & Management Co. (5/87-8/93)            Vice President
                  Atlantic-Quincy Realty LLC (2/97)                             Manager: Newton-Webster
                                                                                        Assoc.
                  Atlantic-Acton Ltd. Partnership (9/93)                        General Partner

                               Zuger, Peter Albert

Education:        Virginia Commonwealth University                              MS, 1974
                  College of William & Mary                                     BA, 1970

Position(s):      State Street Research & Management Co. (9/98)                 Senior Vice President
                  State Street Research Equity Trust (8/98)                     Vice President
                  American Century Investment Management (6/93-8/98)            Vice President
                  NBD Bank (8/85-6/93)                                          Manager


                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                               NICHOLAS-APPLEGATE


                         NICHOLAS, ARTHUR EDWARD (1946)
                                MANAGING PARTNER

Founder of Nicholas-Applegate

Education:
San Diego State University (B.S. Finance & Economics 1972)
NASD Series 2, 3, 7, 24, 63, & 65

Business Background:
Nicholas-Applegate Capital Management (6/84 to Present) - Managing Partner;
         President/Chairman of General Partner
Nicholas-Applegate Securities (12/92 to Present) - Chairman/President The Pacific Century Group & Security Pacific Bank (7/81 to 8/84) - Division VP &
         Managing Director
San Diego Trust & Savings Bank (5/71 to 7/81) - Division VP

                          SOMHEGYI, CATHERINE C. (1959)
                PARTNER; CHIEF INVESTMENT OFFICER, GLOBAL EQUITY

Responsible for management of International equities and trading.

Education:
University of Southern California (M.B.A. Finance 1984, B.S. - Bus. Admin. 1981) Richmond College of London (1981)
NASD Series 7, 63 & 65

Business Background:
Nicholas-Applegate Capital Management (04/87 to Present) - Portfolio Manager; (02/96 to Present) - CIO - Global Equity Management Professional Asset Securities, Inc. (04/86 to 04/87) - VP - Corporate Devel. Pacific Century Group (02/86 to 03/86) - Account Executive Aaron Spelling Production, Inc. (06/84 to 11/85) - Mgr of Financial Planning & Analysis

                           MCDONNELL, JOHN J.P. (1952)
                        PARTNER, CHIEF OPERATING OFFICER

Education:
Watford College of Technology, England (FCCA, Financial Accounting 1980) Harrow College of Technology, England (ACMA, Management Accounting 1976)

Business Background:
Nicholas-Applegate Capital Management (08/98 to Present) - COO American Express Travel Related Services (04/78 to 06/98) - CFO

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                               NICHOLAS-APPLEGATE


                             JORDON, JILL B. (1943)
                PARTNER, HEAD OF GLOBAL CLIENT SERVICES AND SALES

Education:
New York University (M.B.A. Finance 1975)
Pennsylvania State University (B.S. Math 1965)
NASD Series 7, 26, 63 & 65

Business Background:
Nicholas-Applegate Capital Management (09/97 to Present) - Head of Global Client
         Service and Sales
Nicholas-Applegate Securities (09/97 to Present) - Sr VP and Head of
         Institutional Business
Smith Barney Inc. (01/89 to 09/97) - Managing Director
Matuschka Moser Partners (01/87 to 12/88) - Partner, Marketing & Client Services

                            SAGERMAN, ERIC S. (1959)
                        PARTNER, HEAD OF GLOBAL MARKETING

Education:
---------
Dartmouth College (M.BA. 1983)
Tufts University (B.A. Economics 1981)

Business Background:
-------------------
Nicholas-Applegate Capital Management (07/99 to Present) - Head of Global
         Marketing
Nicholas-Applegate Securities (07/99 to Present) - Head of Global Marketing American Express Company (08/83 to 07/99) - Sr. VP/Prod Strat & Devel

                         BLEAKLEY, THOMAS EDWARD (1965)
                           PARTNER, PORTFOLIO MANAGER

Education:
---------
University of Texas (M.B.A. 1993)
Boston University (B.S. Business 1989)
NASD Series 2, 65

Business Background:
-------------------
Nicholas-Applegate Capital Management (08/98 to Present) - Partner Nicholas-Applegate Capital Management (04/95 to Present) - Portfolio Manager, Mini Small Cap Twentieth Century Investors (07/93 to 03/95) - Investment Analyst Dell Computer (11/91 to 05/93) - Investments Intern

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                               NICHOLAS-APPLEGATE


                        CHENOWETH, WILLIAM HARWICK (1961)
                           PARTNER, PORTFOLIO MANAGER

Education:
---------
Emory University (M.B.A. Finance 1986)
Emory University (B.B.A. Finance 1983)
CFA, 1989
NASD Series 6,63,65

Business Background:
-------------------
Nicholas-Applegate Capital Management (06/98 to Present) - Portfolio Manager Turner Investment Partners (11/93 to 5/98) - Sr. Portfolio Manager
SEI Financial Services (11/95 to 05/98) - Registered Rep.
Jefferson-Pilot Corp. (08/91 to 11/93) - Second VP - Corp. Dev.
Jefferson-Pilot Corp. (01/89 to 08/91) - Portfolio Manager
Jefferson-Pilot Corp. (06/86 to 01/89) - Security Analyst

                         FORSYTH, DOUGLAS GORMAN (1969)
                           PARTNER, PORTFOLIO MANAGER

Education:
---------
University of Iowa (B.B.A. Finance 1991)
CFA, 1994
NASD Series 2, 65

Business Background:
-------------------
Nicholas-Applegate Capital Management (09/94 to Present) - Portfolio Manager AEGON USA (02/92 to 08/94) - Fixed Income Analyst

                        GALLAGHER, ANDREW BERNARD (1961)
                           PARTNER; PORTFOLIO MANAGER

Education:
---------
San Diego State University (M.B.A. Finance 1987)
University of California , Irvine (B.A. Economics 1983)
NASD Series 2, 63, 65

Business Background:
-------------------
Nicholas-Applegate Capital Management (10/92 to Present) - Portfolio Manager Sentinel Asset Management, Inc. (04/90 to 09/92) - Secretary, CFO & Director Security Pacific/Pacific Century Division (09/85 to 04/90) - Portfolio Manager

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                               NICHOLAS-APPLEGATE


                            KANE, JOHN JASPER (1944)
                           PARTNER, PORTFOLIO MANAGER

Education:
---------
Columbia University (M.A. and B.A. Economics 1968)
University of California, Los Angeles (M.B.A. 1988)
NASD Series 2, 3, 65

Business Background:
-------------------
Nicholas-Applegate Capital Management (06/94 to Present) - Portfolio Manager Atlantic Richfield Company ARCO (2/79 to 6/94) - Director, Quantitative
         Investments

                          MARCAL, PEDRO VINCENTE (1966)
                           PARTNER, PORTFOLIO MANAGER

Education:
---------
University of California, San Diego (B.A. Economics 1988)
NASD Series 7, 63, 65

Business Background:
-------------------
Nicholas-Applegate Capital Management (06/94 to Present) - Portfolio Manager A.B. Laffer, V.A. Canto & Associates (10/89 to 06/94) - Executive VP, Inst. Sales Caldwell Flores Winters (09/89 to 03/90) - Economist A-Mark Precious Metals (07/88 to 12/88) - Trader

                              MCCRAW, JOHN C (1964)
                           PARTNER, PORTFOLIO MANAGER

Education:
---------
California State University, Long Beach
CFA Level II candidate
NASD Series 2, 63, 65

Business Background:
-------------------
Nicholas-Applegate Capital Management (03/90 to Present) - Portfolio Manager Collins Associates (01/81 to 08/89) - Research Analyst; Director, Operations

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                               NICHOLAS-APPLEGATE


                         SPEIDELL, LAWRENCE SHAW (1942)
                     PARTNER, DIRECTOR OF GLOBAL SYSTEMATIC

Education:
---------
Harvard University (M.B.A. 1966)
Yale University (B.E. 1964)
CFA
Legacy Examinations:
NASD Series 2, 6, 63, 65

Business Background:
-------------------
Nicholas-Applegate Capital Management (03/94 to Present) - Director of Global
         Systematic
Batterymarch Financial Management (05/83 to 03/94) - Portfolio Manager

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) Under the Securities Act of 1933, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the Township of Ada, and State of Michigan, on the day of April 20, 2001.

--------------------------------------------------------------------------------

                            ACTIVA MUTUAL FUND TRUST
--------------------------------------------------------------------------------

By /s/ James J. Rosloniec
   ------------------------
       JAMES J. ROSLONIEC
       resident
--------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
--------------------------------------------------------------------------------

Signature                              Title and Capacity             Date
--------------------------------------------------------------------------------


/s/James J. Rosloniec               Principal Executive and    April 20, 2001
------------------------------
   JAMES J. ROSLONIEC               Financial Officer and
                                            Trustee


/s/ Allan D. Engel                   Principal Accounting      April 20, 2001
---------------------------------
   ALLAN D. ENGEL                   Officer and Trustee


DONALD H. JOHNSON                        Trustee

WALTER T. JONES                          Trustee

RICHARD E. WAYMAN                        Trustee


By  /s/ James J. Rosloniec                                     April 20, 2001
  --------------------------
     JAMES J. ROSLONIEC
     (Attorney-in-Fact)

                                POWER OF ATTORNEY



         WHEREAS, ACTIVA MUTUAL FUND TRUST (herein referred to as the Trust), files with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and of the Investment Company Act of 1940, as amended, its Registration Statement, relating to the sale of shares of Beneficial Interest ("Common Stock") of Activa Money Market Fund, Activa Intermediate Bond Fund, Activa Value Fund, Activa Growth Fund and Activa International Fund, Series of the Trust; and

         WHEREAS, each of the undersigned holds the office or offices in the Trust herein below set opposite his name, respectively;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints JAMES J. ROSLONIEC, individually, his attorney, with full power of substitution and with full power to act for him and in his name, place, and stead to sign his name, in the capacity or capacities set forth below, to the Registration Statement, relating to the sale of shares of Common Stock of the Funds, and to any and all amendments to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 4th day of December 2000.


         Donald H. Johnson, Trustee                  /s/ Donald H. Johnson


         Walter T. Jones, Trustee                    /s/ Walter T. Jones


         Richard E. Wayman, Trustee                  /s/ Richard E. Wayman


STATE OF MICHIGAN                   }
                                    }SS.
COUNTY OF KENT                      }

         I, Patricia S. Grooters, a Notary Public in and for the County and State aforesaid, do hereby certify that the above-named Trustees, DONALD H. JOHNSON, WALTER T. JONES and RICHARD E. WAYMAN, of ACTIVA MUTUAL FUND TRUST, known to me and to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he executed the same instrument as his free and voluntary act and deed, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereto set my hand and notarial seal this 4th day of December, 2000.


                            /s/ Patricia S. Grooters
                            ------------------------
                              Patricia S. Grooters

                     CERTIFIED COPY OF CORPORATE RESOLUTION


         I, Allan D. Engel, Secretary of Activa Mutual Fund Trust, a Delaware business trust, having its principal place of business at 2905 Lucerne SE, Grand Rapids, Michigan 49546, hereby certify that the following is an extract from the minutes of a regular meeting of the Board of Trustees of said Trust held on December 4, 2000:

                        REGISTRATION STATEMENT AMENDMENT


         Mr. Engel reviewed with members of the Board of Trustees the fact that the Fund's Post-Effective Amendment would be filed during February 2001 and the filing would be made pursuant to Rule 485 of the Securities Act of 1933. Also, Mr. Engel indicated that the filing would be made utilizing the Power of Attorney granted by the outside directors to James J. Rosloniec, President.

       Following discussion by the Board, upon a motion by Mr. Jones, seconded by Mr. Wayman, unanimously adopted the following resolutions:

       RESOLVED: That the Board of Trustees hereby approve for filing the Fund's Post Effective Amendment No. 50 and any subsequent amendment relating to this filing pursuant to Rule 485 of the Securities Act of 1933 to reflect changes recommended by outside legal counsel;

       FURTHER RESOLVED: That the Power of Attorney executed by the disinterested Trustees of the Fund, dated December 4, 2000 is hereby approved for use in conjunction with Post Effective Amendment No. 50 and any subsequent amendment relating to this filing; and

       FURTHER RESOLVED: That the Officers are hereby authorized to make all appropriate filings with the Securities and Exchange Commission and state regulatory authorities.


       I further certify that the foregoing resolutions are still in full force and effect.

       Dated this 4th day of December 2000.





                               /s/ Allan D. Engel
                               ------------------
                                 Allan D. Engel

                      Secretary of Amway Mutual Fund Trust
                     CERTIFIED COPY OF CORPORATE RESOLUTION